UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number   811-07447
                                                 ---------------

                           Harris Insight Funds Trust
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               (Exact name of registrant as specified in charter)

                                 760 Moore Road
                            King of Prussia, PA 19406
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               (Address of principal executive offices) (Zip code)

                                 Thomas J. Ryan
                           Harris Insight Funds Trust
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 610-382-8667
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


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[LOGO]  HARRIS
        INSIGHT FUNDS(TM)

                                  ANNUAL REPORT
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                                DECEMBER 31, 2005
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  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
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                                TABLE OF CONTENTS
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            PORTFOLIO MANAGEMENT REVIEW
                         Fund Summaries    Page     2 - 27

           PORTFOLIO HOLDINGS BY SECTOR    PAGE     28 - 29

           DISCLOSUERE OF FUND EXPENSES    PAGE     30 - 32

                        TAX INFORMATION    PAGE     33

               STATEMENTS OF NET ASSETS
                    MONEY MARKET FUNDS:
           Government Money Market Fund    Page     34
                      Money Market Fund    Page     35
           Tax-Exempt Money Market Fund    Page     38

                    FIXED INCOME FUNDS:
                              Bond Fund    Page     44
                   High Yield Bond Fund    Page     48
      Intermediate Government Bond Fund    Page     53
      Intermediate Tax-Exempt Bond Fund    Page     55
           Short/Intermediate Bond Fund    Page     60
                   Tax-Exempt Bond Fund    Page     65
         Ultra Short Duration Bond Fund    Page     68

                          EQUITY FUNDS:
                          Balanced Fund    Page     70
                       Core Equity Fund    Page     76
                  Emerging Markets Fund    Page     78
                            Equity Fund    Page     81
                             Index Fund    Page     83
                     International Fund    Page     90
                  Small-Cap Growth Fund    Page     93
             Small-Cap Opportunity Fund    Page     95
                   Small-Cap Value Fund    Page     98

               STATEMENTS OF OPERATIONS    PAGE     102

    STATEMENTS OF CHANGES IN NET ASSETS    PAGE     106

                  FIANANCIAL HIGHLIGHTS    PAGE     114

          NOTES TO FINANCIAL STATEMENTS    PAGE     134

REPORT OF INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTING FIRM    PAGE     155

                        FUND MANAGEMENT    PAGE     156

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                           PORTFOLIO MANAGEMENT REVIEW
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                               MONEY MARKET FUNDS
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                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

MANAGER'S OVERVIEW: Coming on the heels of five consecutive 25-basis point rate increases with every expectation of those interventions continuing, the Fund began 2005 with a slightly shorter average maturity than its peer universe. As securities matured, the Fund reinvested in short discount notes and repurchase agreements. There were two principal benefits from this investment strategy of reinvesting in shorter maturities: (a) the Fund's duration was reduced and (b) a more than ample stock of liquidity was provided as protection against the anticipated Fed interest rate increases.

Near the end of the second quarter, the Fund was able to increase its percentage of floating-rate securities to a level above 50% through the purchase of some desirable monthly and quarterly agency floaters. Towards the end of the year, the opportunity to utilize longer-maturity product was nearly exhausted. As a result of this drought, the Fund continued to stockpile a significant amount of front-end liquidity. At year end, after eight consecutive 25-basis point rate increases by the Federal Reserve, the Fund had in excess of 70% of its securities maturing or resetting within 30 days.

With the possibility of continued interest rate increases in early 2006, the Fund is positioned to take advantage of any rate changes while seeking to provide principal protection and ample liquidity to shareholders.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: In anticipation of continued Federal Reserve rate increases, the Fund began 2005 slightly shorter in maturity than its peer universe. Subsequent maturing securities were reinvested in short commercial paper, time deposits and repurchase agreements. This strategy consistently lowered the Fund's duration and provided an ample pool of liquidity as protection against the expected aggressive Federal Reserve monetary policy.

Beginning midway through the second quarter, the Fund's first round of callable agency holdings matured, thereby relieving the Fund of issues that were purchased during the prior year. As the year went on, and the string of consecutive Federal Reserve rate increases continued, there was little or no opportunity to utilize securities with longer maturities. As a result, the Fund continued to stockpile a significant amount of front-end liquidity. At year end, after eight 25-basis point Federal Reserve rate increases, the Fund had in excess of 93% of its assets maturing or resetting within 30 days, and finished the year with over 62% of the assets in fixed-rate securities.

With the possibility of continued interest rate increases in early 2006, the Fund is positioned to take advantage of any rate changes while seeking to provide principal protection and ample liquidity to shareholders.

                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: The Federal Reserve continued with its tightening policy throughout 2005, as they raised rates 8 times. By year end, the Fed Funds rate was at 4.25%. Anticipating these moves, the Fund maintained an overweight in variable-rate securities. This defensively positioned the Fund, as rates continued to increase. This structure also provided the necessary liquidity for when corporate and individual tax payments were due. With rates rising and a very flat short-term yield curve, there was little incentive to purchase securities in the 1-year maturity range. This resulted in the Fund's average-days-to-maturity to decline throughout the year. The annual tax-exempt note season began at the start of the third quarter and was met with flat demand. Investors continued to be reluctant to purchase securities with longer-dated maturities. As would be expected, demand for variable-rate securities and short maturities (6 months and shorter) remained strong throughout the year.

      Overall the Fund did and will continue to implement the strategy of staying liquid and investing in short securities until the Federal Reserve signals that they have completed the current tightening cycle.

                                                                               3

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                                    BOND FUND
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PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income.

MANAGER'S OVERVIEW: Faced with a challenging environment for fixed-income investments, the Fund's Institutional Shares posted relatively solid results in 2005, returning 2.44% versus 2.43% for the Fund's benchmark.

      Within the fixed-income markets, for the second year in a row, 2005's overriding theme remained the yield-curve conundrum. That is, despite the Federal Reserve's incessant upward pressure on short-term rates, the 10-year Treasury rate proved well behaved, never nearing the consensus 5.00% forecast but instead trading in a narrow band between 4.00% and 4.50% for most of the year. Even more surprisingly, further out the yield curve, rates actually declined with the 30-year Treasury yield ending the year some 30 basis points below its 2004 year-end mark. As a result of these rate moves, the yield curve (measured by the basis-points spread between two-year and 10-year Treasury rates) narrowed dramatically. However, as sanguine a market as this rate landscape may suggest, away from the Treasury curve, results were a bit different. For the first time since 2002's corporate debacle, the spread sectors, on average, underperformed. Most markedly, investment-grade corporate bonds were the biggest laggards, posting 115 basis points of negative excess returns versus comparable treasuries. Likewise, results for the securitized sectors trailed as a flattening curve and moderating demand served to widen mortgage spreads even given the positive fundamentals of low volatility and predictable prepayments. However, despite the drag of the spread sectors on average, significant pockets of outperformance existed. For example, within corporates, negative results were primarily issue- or subsector-specific, i.e., driven primarily by the sharp deterioration in autos rather than a secular widening in credit spreads.

      For the Fund, the year's results were driven by a combination of factors. Although its overweight to the non-Treasury sectors appeared to be a negative, within these sectors, issue selection proved a plus. For example, while fixed-rate mortgages lagged treasuries by some 37 basis points on the year, the Fund's bias toward adjustable rate alternatives (i.e., hybrid ARMs) was a net positive contributor. Similarly, having upgraded the Fund's average credit quality, the Fund avoided some of the sharp underperformance of the lower-rated alternatives (e.g., autos). On the duration front, although positioned overall neutral versus its benchmark, the Fund's continued focus on a barbelled versus bulleted term structure was a plus. Specifically, the Fund's strategic overweight to short- (two-

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                     GROWTH OF A $10,000 INVESTMENT IN THE
                               BOND FUND AND THE
                   LEHMAN BROTHERS AGGREGATE BOND INDEX FROM
                     INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Apr-96            $10,000           $10,000        $10,000     $ 9,550
Dec-96             10,609            10,540         10,527      10,054
Dec-97             11,636            11,532         11,489      10,972
Dec-98             12,645            12,354         12,276      11,725
Dec-99             12,541            12,241         12,134      11,589
Dec-00             14,000            13,839         13,685      13,070
Dec-01             15,182            14,991         14,787      14,122
Dec-02             16,740            16,067         15,808      15,098
Dec-03             17,426            16,698         16,388      15,652
Dec-04             18,182            17,378         17,013      16,249
Dec-05             18,624            17,802         17,403      16,604

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                                        Since
                                            1 Year       5 Year      Inception**
--------------------------------------------------------------------------------
Institutional Shares                         2.44%        5.16%         6.12%
N Shares                                     2.29%        4.92%         5.88%
A Shares                                    -2.40%        3.95%         5.37%

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

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years and under maturities) and longer-term issues (10-year and longer maturities) versus more intermediate-term (three-to-five-years) alternatives benefited performance as the yield curve flattened sharply on the year.

      Going forward into 2006, we anticipate that the Fund will continue to be positioned defensively versus its benchmark, with a modest bias toward further curve flattening. Likewise, the Fund's broad sector diversification is expected to be maintained. However, given the potential for credit surprises, our preference for higher-quality alternatives persists.

4

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                              HIGH YIELD BOND FUND
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PERFORMANCE BENCHMARK: Bear Stearns High Yield Bond Index -- an index comprised of below investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

MANAGER'S OVERVIEW: After strong performance in 2003 and 2004, 2005 proved to be a difficult year for the high-yield market with the Bear Stearns High Yield Index up only 1.79%. The story of the year in high yield was the volatility and disruption caused by the well-documented troubles of General Motors and Ford Motor and the resultant impact on the auto parts sector. First downgraded to high yield in the spring of 2005 by Standard & Poors, GM ended the year rated B1/B, with many industry watchers fearful of a potential bankruptcy filing. Ford, plagued by many of the same issues facing GM, ended the year in the high-yield world as well with ratings of BB+/Ba1 and trending downward. Decreasing sales and production cuts at both GM and Ford left their parts suppliers in an increasingly difficult financial situation, culminating with the bankruptcy of Delphi Corp. in the fall of 2005. For the year, the auto sector posted a return of (-12.71%).

      Not surprisingly given the difficult return environment, demand for high-yield bonds was lower in 2005 than in the recent past. In total, $11.7 billion, or 8.7% of assets, flowed out of mutual funds in 2005 (AMG). As a result, global new issuance in the primary market fell off from record levels of $159 billion in 2004 to $117 billion in 2005 (Merrill Lynch). On the fundamental side, the combination of a stable economy and low interest rates continued to help default rates remain historically low with the Standard & Poors (S&P) 12-month trailing default rate in the United States ending the year at 1.88%. S&P currently forecasts that the U.S. default rate will reach 2.9% by the end of 2006 which remains low relative to historical averages.

      The Institutional Shares class of the Fund, returned 1.94% in 2005, outperforming the benchmark. Performance relative to the benchmark was helped by our very low exposure to the auto sector (-12.71% return for the year), an underweight position in the poorly performing utility sector (-1.40% return) and a very low weighting in the riskiest, CCC segment of the market which returned 0.97% for the year relative to B's at 3.22% and BB's at 1.19%. Performance was hindered by our underweight position in the telecommunications sector (+8.26% return) and an overweight position in paper and forest products (-5.02% return). We continue to believe that the well diversified, high quality nature of the Fund will result in an attractive, low relative volatility return profile going forward.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          HIGH YIELD BOND FUND AND THE
                       BEAR STEARNS HIGH YIELD BOND INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jul-99            $10,000            $10,000       $10,000     $ 9,550
Dec-99             10,018             10,265        10,253       9,796
Dec-00              9,336             10,882        10,837      10,353
Dec-01              9,841             11,755        11,693      11,171
Dec-02              9,742             11,765        11,659      11,139
Dec-03             12,560             13,900        13,718      13,106
Dec-04             13,933             15,380        15,133      14,458
Dec-05             14,183             15,678        15,402      14,701

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                                        SINCE
                                                   1 YEAR   5 YEAR   INCEPTION**
                                                   -----------------------------
Institutional Shares                                1.94%    7.58%      7.19%
N Shares                                            1.78%    7.28%      6.89%
A Shares                                           -2.92%    6.29%      6.13%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares, and A Shares is July 12, 1999. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      Performance information includes the performance of the High Yield Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.61%, 0.86%, and 0.86%, the estimated expense ratio of the Institutional Shares, N Shares and A Shares of the High Yield Bond Fund, respectively, at the inception of its operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

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                                                                               5

                        INTERMEDIATE GOVERNMENT BOND FUND
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PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- an
index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital.

MANAGER'S OVERVIEW: 2005 will be remembered as the final year of Alan Greenspan's tenure at the Federal Reserve and for his consistent, measured approach to policy. Eight Federal Reserve meetings resulted in eight 25-basis point tightening moves, bringing the Fed Funds rate to 4.25% at year-end. Despite the rise in short interest rates, longer-maturity yields remained stable on a year-over-year basis. Moderate inflation, despite rising oil prices, as well as continued overseas demand due to petrodollars, provided a strong demand for longer-dated securities. The year's biggest news story, Hurricane Katrina, had an enormous emotional and psychological impact on the American public, yet had a very modest and short-lived impact on the financial markets. As a result, 10-year yields closed a mere 17 basis points higher on the year while 30-year yields declined by 29 basis points, resulting in a dramatic reshaping of the yield curve. In fact, the yield spread between two- and 10-year maturities ended the year at zero. 30-year performance was also assisted by reinvigorated investor demand for long term paper due to pending pension reform legislation expected to be passed in 2006.

      Rising short term yields along with stable longer rates delivered positive yet modest returns for 2005. The Lehman Treasury Index returned 2.79% for 2005; however, looking at the index by maturity, we find the intermediate Treasury index returned 1.56%, while the long Treasury index returned 6.5% -- an almost four-toone margin. The spread sectors struggled during the year, producing positive returns on an absolute basis, but floundered relative to Treasury returns. In fact, only Agencies, Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS) were able to produce positive, albeit modest, returns of 12-, 15- and 30-basis points, respectively, in excess of treasuries as

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                      GROWTH OF A $10,000 INVESTMENT IN THE
                   INTERMEDIATE GOVERNMENT BOND FUND AND THE
               LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jan-96            $10,000             $10,000      $10,000    $ 9,650
Dec-96             10,406              10,406       10,386     10,025
Dec-97             11,209              11,220       11,171     10,782
Dec-98             12,160              12,057       11,973     11,557
Dec-99             12,220              11,960       11,848     11,436
Dec-00             13,499              13,536       13,376     12,911
Dec-01             14,636              14,583       14,375     13,875
Dec-02             16,047              16,099       15,830     15,280
Dec-03             16,414              16,487       16,170     15,608
Dec-04             16,796              16,990       16,622     16,044
Dec-05             17,078              17,412       17,007     16,403

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                      1 YEAR   5 YEAR    10 YEAR
                                                      --------------------------
Institutional Shares                                    2.49%    5.17%    5.70%
N Shares                                                2.32%    4.92%    5.45%
A Shares                                               -1.34%    4.16%    5.07%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

      Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.50%, 0.75%, and 0.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

calculated by Lehman Brothers. The two more prominent investment grade sectors, Mortgage-Backed Securities (MBS) and Corporate bonds, lagged comparable duration treasuries throughout the year by 37- and 85-basis points, respectively, according to Lehman Brothers.

      The Fund's Institutional Shares class posted a return of 2.49% for the year, besting the benchmark's return of 1.68%. The returns were the result of an overweight to government-guaranteed commercial mortgages and ABS, which performed well during the year. These overweights were reduced heading into the fourth quarter in anticipation of year-end spread widening. A defensive duration, as well as term structure position (barbell), was in place throughout most of the year. This structure performed well during the yield curve flattening and contributed to the Fund's strong performance.

      Looking forward, we anticipate that the Fund will continue to maintain its defensive duration position as long as the Federal Reserve remains in a tightening mode. With the yield curve near zero, the barbell-term structure is expected to be reduced. We expect to increase exposure to the spread sectors when valuations are compelling.

                       INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Bond Index -- an index comprised of 31,231 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax.

MANAGER'S OVERVIEW: The fixed income environment for 2005 was much better than most market strategists predicted, given bearish sentiment concerning interest rates. As the U.S. economy continued to improve and global growth expanded, municipal rates were challenged by the continued increase of the Fed Funds Rate to 4.25%. As the year began, the bond market was focusing on inflation, budget deficits and record oil prices. Hurricane catastrophes added to market uncertainty. Property/casualty insurance companies, normally significant municipal buyers, reversed course and were net sellers. In spite of these factors, as the year concluded, the municipal market offered ample demand, even against a backdrop of record new issuance. The growth of municipal hedge funds and tender-option bond programs continued as they took advantage of the relatively steep municipal yield curve and a sound credit environment. Risk was generously rewarded during 2005 as tobacco bonds and lower-rated hospital bonds outperformed. The yield curve flattened significantly thereby rewarding longer-duration securities.

      The Fund's strategies remained consistent throughout the year, emphasizing yield-curve management, security selection and sector rotation. The Fund underperformed versus the benchmark, as benchmark performance was directly linked to credit exposure and longer duration, where the Fund was underweight. Premium bonds enhanced performance for the year since coupon income was an important contributor to total return. The Fund's modest exposure to the hospital sector outperformed.

      Going forward, we expect to continue to emphasize our past successes in quality security selection combined with premium-bond structures in the intermediate-maturity range. Upon conclusion of Federal Reserve tightening, expected some time this year, the yield curve should steepen, which will benefit the Fund's performance. The Fund will seek to reduce its overweight to pre-refunded bonds as market conditions permit. The two most significant determinants of the direction of interest rates should be expectations of continued Federal Reserve tightening and the inflation outlook. Volatility is likely to increase against a background of budget deficits, trade imbalances and unpredictable world events. The Fund is well positioned for 2006, with overweights in premium structures and high-quality specialty states that we expect will outperform in a volatile interest rate environment.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                    INTERMEDIATE TAX-EXEMPT BOND FUND AND THE
                 LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND
                INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jan-96            $10,000             $10,000      $10,000     $ 9,650
Dec-96             10,446              10,306       10,280       9,920
Dec-97             11,316              10,967       10,912      10,529
Dec-98             12,036              11,508       11,422      11,022
Dec-99             11,979              11,458       11,344      10,947
Dec-00             13,169              12,743       12,585      12,144
Dec-01             13,863              13,454       13,254      12,789
Dec-02             15,202              14,775       14,519      14,011
Dec-03             15,979              15,461       15,156      14,625
Dec-04             16,580              15,927       15,574      15,028
Dec-05             16,953              16,276       15,887      15,319

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                1 YEAR      5 YEAR     10 YEAR
      --------------------------------------------------------
      Institutional Shares       2.19%       5.02%      4.99%
      N Shares                   2.01%       4.77%      4.74%
      A Shares                  -1.60%       4.02%      4.36%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%. Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.80%, 1.05%, and 1.05%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

--------------------------------------------------------------------------------

                          SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Credit Bond Index -- a weighted composite of (i) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income.

MANAGER'S OVERVIEW: Faced with a challenging environment for fixed-income investments, the Fund's Institutional Shares posted a return of 1.36% versus the benchmark's return of 1.58%. Within the fixed-income markets, for the second year in a row, 2005's overriding theme remained the yield-curve conundrum. That is, despite the Federal Reserve's incessant upward pressure on short-term rates, the 10-year Treasury rate proved well behaved, never nearing the consensus 5.00% forecast but instead trading in a narrow band between 4.00% and 4.50% for most of the year. Even more surprisingly, farther out on the yield curve, rates actually declined with the 30-year Treasury yield ending the year some 30 basis points below its 2004 year-end mark. As a result of these rate moves, the yield curve (measured by the basis-points spread between two-year and 10-year Treasury rates) narrowed dramatically. However, as sanguine a market as this rate landscape may suggest, away from the Treasury curve, results were a bit different. For the first time since 2002's corporate debacle, the spread sectors, on average, underperformed. Most markedly, investment-grade corporate bonds were the biggest laggards, posting 115 basis points of negative excess returns versus comparable treasuries. Likewise, results for the securitized sectors trailed as a flattening curve and moderating demand served to widen mortgage spreads even given the positive fundamentals of low volatility and predictable prepayments. However, despite the drag of the spread sectors on average, significant pockets of outperformance existed. For example, within corporates, negative results were primarily issue- or subsector-specific, i.e., driven primarily by the sharp deterioration in autos rather than a secular widening in credit spreads.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN
                  BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND
                INDEX FROM INCEPTION THROUGH OR FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares
----             -------   --------------------
Feb-96           $10,000         $10,000
Dec-96            10,439          10,361
Dec-97            11,260          11,102
Dec-98            12,208          11,881
Dec-99            12,256          11,978
Dec-00            13,496          13,223
Dec-01            14,705          14,263
Dec-02            16,152          15,176
Dec-03            16,848          15,800
Dec-04            17,360          16,261
Dec-05            17,634          16,482



[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index       N Shares    A Shares
----             -------      --------    --------
1-Jan-96         $10,000      $10,000     $ 9,650
Dec-96            10,405       10,351       9,985
Dec-97            11,223       11,064      10,673
Dec-98            12,168       11,810      11,393
Dec-99            12,215       11,877      11,457
Dec-00            13,451       13,079      12,618
Dec-01            14,656       14,073      13,576
Dec-02            16,098       14,937      14,409
Dec-03            16,792       15,512      14,964
Dec-04            17,302       15,925      15,363
Dec-05            17,575       16,114      15,532

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                    10 YEAR/
                          1 YEAR      5 YEAR      INCEPTION**
-------------------------------------------------------------
Institutional Shares       1.36%       4.50%         5.20%
N Shares                   1.19%       4.26%         4.89%
A Shares                  -2.40%       3.50%         4.50%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPHS AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For the Fund, the year's results were driven by a combination of factors. While its overweight to the non-Treasury sectors appeared to be a negative, within these sectors, issue selection proved a plus. For example, while fixed-rate mortgages lagged treasuries by some 37 basis points on the year, the Fund's bias toward adjustable-rate alternatives (i.e., hybrid ARMs) was a net positive contributor. Similarly, having upgraded the Fund's average credit quality, the Fund avoided some of the sharp underperformance of the lower-rated alternatives (e.g., autos). On the duration front, positioned short relative to the duration of its benchmark, the Fund's continued focus on a barbelled versus bulleted term structure added to relative results. Specifically, the Fund's strategic overweight to short- (two-years and under maturities) and longer-term issues (10-year maturities) versus more intermediate-term (three-to-five-years) alternatives benefited performance, as the yield curve flattened sharply on the year.

      Going forward into 2006, we expect the Fund to continue to be positioned defensively versus its benchmark, with a modest bias toward further curve flattening. Likewise, the Fund's broad sector diversification is expected to be maintained. However, given the potential for credit surprises, our preference for higher-quality alternatives persists.

                              TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 42,102 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax.

MANAGER'S OVERVIEW: The fixed income environment for 2005 was much better than most market strategists predicted, given bearish sentiment concerning interest rates. As the U.S. economy continued to improve and global growth expanded, municipal rates were challenged by the continued increase of the Fed Funds Rate to 4.25%. As the year began, the bond market was focusing on inflation, budget deficits and record oil prices. Hurricane catastrophes added to market uncertainty. Property/casualty insurance companies, normally significant municipal buyers, reversed course and were net sellers. In spite of these factors, as the year concluded, the municipal market offered ample demand, even against a backdrop of record new issuance. The growth of municipal hedge funds and tender-option bond programs continued as they took advantage of the relatively steep municipal yield curve and a sound credit environment. Risk was generously rewarded during 2005 as tobacco bonds and lower-rated hospital bonds outperformed. The yield curve flattened significantly thereby rewarding longer-duration securities.

      The Fund's strategies remained consistent throughout the year, emphasizing yield-curve management, security selection and sector rotation. The Fund underperformed versus the benchmark, as benchmark performance was directly linked to credit exposure and longer duration, where the Fund was underweight. Over half of the Fund is comprised of lower-yielding, high-quality pre-refunded bonds. The Fund's exposure to premium bonds in the intermediate maturity range helped returns.

      Going forward, we will continue to emphasize our past successes in quality security selection combined with premium-bond structures in the intermediate-maturity range. Upon conclusion of Federal Reserve tightening, expected some time this year, the yield curve should steepen, which will benefit the Fund's performance. The Fund will seek to reduce its overweight to pre-refunded bonds as market conditions permit. The two most significant determinants of the direction of interest rates should be expectations of continued Federal Reserve tightening and the inflation outlook. Volatility is likely to increase against a background of budget deficits, trade imbalances and unpredictable world events. The Fund is well positioned for 2006, with overweights in premium structures and high-quality specialty states that we expect will outperform in a volatile interest rate environment.

--------------------------------------------------------------------------------

                        GROWTH OF A $10,000 INVESTMENT IN
                THE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS
                  MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jan-96           $10,000             $10,000       $10,000    $ 9,550
Dec-96            10,443              10,376        10,343      9,878
Dec-97            11,403              11,262        11,199     10,695
Dec-98            12,142              11,812        11,717     11,189
Dec-99            11,892              11,449        11,328     10,818
Dec-00            13,281              13,099        12,929     12,347
Dec-01            13,962              13,887        13,673     13,057
Dec-02            15,302              15,473        15,196     14,512
Dec-03            16,115              16,372        16,039     15,317
Dec-04            16,837              16,938        16,552     15,807
Dec-05            17,428              17,405        16,980     16,203

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                   1 YEAR     5 YEAR     10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                2.76%      5.85%      5.70%
N Shares                                            2.58%      5.60%      5.44%
A Shares                                           -2.12%      4.62%      4.94%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

     Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.80%, 1.05%, and 1.05%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

     PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

     A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

--------------------------------------------------------------------------------

                         ULTRA SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Merrill Lynch 9-12 Months U.S. Treasury Notes and Bonds Index -- an index comprised entirely of public obligations outstanding of the U.S. Treasury. All issues have maturities between 9 months and 1 year and a minimum amount outstanding of $1 billion.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: During the past year, short-term interest rates rose dramatically as the Federal Reserve ratcheted the Fed Funds rate up 200 basis points to 4.25%. In spite of this large increase in short rates and overall flattening of the yield curve, the Fund outperformed the benchmark by 19 basis points --2.76% versus 2.57%. In addition, the Fund's return for the year ended December 31, 2005, was 22 basis points above the Lipper Ultra Short Obligations Universe peer group average which placed the Fund in the top third versus its peer group. This performance is even more impressive when taking into account the significant drop in assets in the Fund from nearly $51 million to $20 million.

      With the Federal Reserve continuing its path of removing monetary accommodation at a "measured pace" throughout 2005, the Fund's short-duration strategy relative to the Treasury index benefited the Fund's ultimate performance. A premature move to a more bullish strategy during the year constrained performance as the yield curve flattened. A heavy overweight to the spread sectors, especially short ABS, CMBS and corporate securities, contributed excess returns, as did selective sector rotation moves during the year.

      Recent economic and inflation data suggest sustainable growth and contained inflation expectations over the near term. Minutes from the December Federal Reserve meeting removed the accommodative monetary policy reference while affirming that "further monetary policy firming is likely to be needed." In light of the Federal Reserve comments alluding that the number of future tightenings "would not be large", the market is projecting another move by the Federal Reserve at its January 31 meeting, but only an even chance of another move at its March 28 meeting. With a new regime beginning, market focus will be on all Federal Reserve's comments, core inflation trends, consumer spending,

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     ULTRA SHORT DURATION BOND FUND AND THE
                  MERRILL LYNCH 9-12 MONTHS U.S. TREASURY NOTES
                     AND BONDS INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares
----              -----    --------------------
Mar-04            $10,000        $10,000
Jun-04              9,986         10,005
Sep-04             10,032         10,068
Dec-04             10,057         10,090
Mar-05             10,092         10,119
Jun-05             10,173         10,213
Sep-05             10,228         10,289
Dec-05             10,316         10,369

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                         1 YEAR     INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                                      2.76%        2.09%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. Total returns for periods of less than one year are not annualized.

** The inception date for the Fund's performance is April 1, 2004, with respect to the Institutional shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

housing data, geopolitical events and foreign purchases of U. S. debt auctions. The Fund is likely to remain conservative on the duration front, seek barbell term structure opportunities on market sell offs, and retain a heavy overweight in the spread sectors. Spread sector concentration on relative value in ABS and corporate securities may dominate activity.

                                 BALANCED FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index comprised of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

      Russell 1000 Index -- an index of the 1,000 largest stocks in the Russell 3000 Index. The smallest company has a market capitalization of $563 million, whereas the largest company has a market capitalization of $372 billion. The total adjusted average market capitalization of the Russell 1000 Index was $80.7 billion at December 31, 2005.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation.

MANAGER'S OVERVIEW: At the beginning of 2005, our outlook for the capital markets was 1) that interest rates would rise, thus putting downward pressure on bond prices leading to marginally positive bond returns and 2) that real GDP growth and corporate profit improvement coupled with improving dividends would allow stocks to post high single-digit gains. The Fund, in order to benefit from these expectations, was underweighted in fixed-income securities and overweighted stocks throughout the year.

      As the year unfolded, interest rates did rise and, as expected, investment-grade bonds posted gains of about 2.5%. On the other hand, the benefits expected for equities from strong profit growth were muted by the continuous stream of Fed rate increases. Although stocks did outperform bonds, the gains were constrained to the 5-6% range for domestic equities. In this environment, the Fund's Institutional Shares, N Shares and A Shares classes posted gains of 7.45%, 7.18% and 7.14% (at NAV), for the year ended December 31, 2005.

      The excellent performance of the Fund was not only attributable to the favorable asset allocation structure noted above, but also to the fact that each asset class within the Fund achieved returns in excess of their respective market benchmarks and peer group averages. Bonds benefited from 1) a barbelled-term structure throughout the year as the yield curve flattened, 2) a high quality bias as more credit-sensitive sectors lagged, and 3) an emphasis on the more solidly structured alternatives within the asset- and mortgage-backed sectors. On the equity side of the Fund, both sector allocation and issue selection aided performance. Throughout the year, equities were overweight the energy sector, the best performing market sector by a wide margin and underweight the poorest performing sector, consumer discretionary. The Fund's holdings of Valero Energy (128%), Tesoro (98%), Peabody Energy (105%), and Burlington Resources (98%) were notable winners in the energy sector. Healthcare issues held such as Humana, PacifiCare and Celgene gained 80%, 60% and 144%, respectively, while housing supplier USG Corp. gained 61% and TXU Corp., a Texas utility holding company, advanced 60%.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     BALANCED FUND, RUSSELL 1000 INDEX, AND
                      LEHMAN BROTHERS AGGREGATE BOND INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

          Lehman Brothers
          Aggregate Bond    Russell 1000   Institutional
Date           Index            Index          Shares      N Shares    A Shares
----      ---------------   ------------   -------------   --------    --------
Mar-97        $10,000          $10,000        $10,000       $10,000    $ 9,450
Dec-97         11,030           13,081         12,024        12,172     11,426
Dec-98         11,986           16,615         13,059        13,181     12,270
Dec-99         11,888           20,089         12,889        12,980     12,074
Dec-00         13,271           18,524         14,476        14,542     13,520
Dec-01         14,391           16,218         14,650        14,669     13,652
Dec-02         15,868           12,707         13,329        13,323     12,388
Dec-03         16,519           16,505         15,905        15,859     14,751
Dec-04         17,236           18,387         18,023        17,927     16,671
Dec-05         17,655           19,540         19,365        19,214     17,862

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                    1 YEAR   5 YEAR  INCEPTION**
Institutional Shares                                 7.45%    5.99%     7.83%
N Shares                                             7.18%    5.73%     7.78%
A Shares                                             1.26%    4.54%     6.88%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date of the Fund's Institutional Shares is March 24, 1997 and for the N Shares, and A Shares is April 16, 1997. Inception for the Index begins on the month-end closest to the inception date of the fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

      Entering 2006, the Fund maintains the same asset-mix structure exhibited throughout 2005, that is, an above peer group position in equities relative to bonds. As the year unfolds, steady but moderate real GDP growth is anticipated. Accordingly, companies that can produce above-average sales growth should do well. These types of companies tend to be found more often in the growth universe rather than among value issues. Therefore, the Fund will continue a shift in emphasis from value-oriented equities toward larger-cap growth issues.

                                CORE EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Despite a good year, overall, for corporate profits (low double digit increase in S&P operating profits) and an approximate 3 to 4% real GDP growth in 2005, the market's return was a meager 4.9%. This is only about half its historic average return. Analysts' and economists' apparent excessive optimism had been muted in view of the 'unexpected' extent of the Federal Reserve's systematic course in raising short-term interest rates, the continuation of high energy costs, and the scope (and duration) of influence these have upon the economy. Somewhat on the macro upside, Iraq's parliamentary elections went through with much better than expected turnout, balancing out only moderately the ongoing lack of progress elsewhere in the Middle East.

      The benchmark's return for the year had weathered disastrous storms in the U.S. in addition to the previously mentioned continued pattern of Federal Reserve interest rate increases. These combined to create upward pressure on the costs of energy, as well as uncertainty as to the total impact upon consumers and the economy. Not unexpectedly, the worst performing area in the economy was the consumer discretionary sector. On the flip side, the energy sector was the strongest. On an attribution basis, overall the lowest P/E quintile was the best performing group (for the benchmark and the Fund).

      Not surprisingly, in view of these companies' overall growth in revenues and earnings, the positive contributors to return for the Fund during the year were; Apple, Marathon Oil, Lehman Brothers, and Caremark. Detractors from the Fund's returns were; Dell, Cendant, IBM, and Tyco -- companies which ultimately reported to have experienced a slowing of earnings growth.

      It was another solid year; the Fund significantly outperformed its benchmark and its Lipper Large-Cap Core peer managers' universe, attributable primarily to stock selection, and secondarily to sector allocation.

      Similar to what we reported last year related to 2005, major anticipated issues of influence for 2006 will be: interest rates and energy's extent of impact upon the consumer, businesses and the government. And further, how businesses, generally with solid balance sheets and cash balances, will prioritize spending on equipment,

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                  CORE EQUITY FUND AND THE S&P 500 STOCK INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares    N Shares        A Shares
----              -----    --------------------    --------        --------
Jan-96           $10,000         $10,000            $10,000        $ 9,450
Dec-96            12,307          12,892             12,860         12,153
Dec-97            16,413          17,121             17,045         16,101
Dec-98            21,104          21,406             21,252         20,069
Dec-99            25,544          24,951             24,699         23,334
Dec-00            23,217          23,036             22,749         21,491
Dec-01            20,459          20,201             19,891         18,799
Dec-02            15,938          15,446             15,171         14,350
Dec-03            20,509          20,155             19,752         18,688
Dec-04            22,740          22,840             22,326         21,119
Dec-05            23,857          24,889             24,279         22,956

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                  1 YEAR     5 YEAR     10 YEAR
Institutional Shares                               8.97%      1.56%       9.55%
N Shares                                           8.75%      1.31%       9.28%
A Shares                                           2.72%      0.19%       8.67%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

      Performance information includes the performance of the Core Equity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Core Equity Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.10%, 1.35%, and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Core Equity Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

software, R&D, and labor to improve operating margins, competitiveness and efficiencies.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Emerging Markets had another good year in 2005. 2005 marked the third consecutive year where emerging stocks have produced double digit returns. After a strong start early in the year, markets were rattled in March by a sudden and unexpected increase in risk aversion caused by news concerning Ford and General Motors and their debts, and the potential impact of these in the high risk markets, where emerging markets tend to be grouped. However, the markets recovered quickly and posted strong positive returns in each of the following three quarters. During most of 2005, Emerging Markets enjoyed the benefits of fairly positive global economic conditions, as well as a less volatile political climate. High commodity prices, ample global liquidity conditions and relatively low risk aversion for most of the year resulted in increasing demand for Emerging Markets' stocks from traditional and non-traditional investors. Similarly, political noises in Brazil, South Africa, Turkey and Indonesia among others, were short lived and had limited or no contagion at all, allowing returns for the MSCI Emerging Markets Index to reach the highest levels seen in the last ten years.

      The relatively benign global economic and political climate spared investors the kind of traumatic events of past years. In particular, deeply unsettling events such as acts of terrorism, major devaluations, political or armed confrontations, among others were not seen in the last twelve months. While the US suffered the impact of major hurricanes in the summer, briefly affecting the supply of oil, and there was a new outbreak of Avian flu in many countries, markets marched through them continuing their strong run through the rest of the year.

      The benchmark posted a solid return of 34.54% during 2005, outperforming most of the broader developed market indices. The Fund returned 31.23%, 331 basis points below the benchmark. Most of this underperformance, however, was seen in the first quarter of the year where the benchmark outperformed the Fund by 268 basis points. The Fund outperformed the benchmark in each of the last two quarters.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          EMERGING MARKETS FUND AND THE
                        MSCI EMERGING MARKETS FREE INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares    N Shares        A Shares
----             -------   --------------------    --------        --------
Oct-97           $10,000          $10,000          $10,000         $ 9,450
Dec-97             9,867            8,550            8,540           8,072
Dec-98             7,367            5,885            5,850           5,510
Dec-99            12,259            9,683            9,598           9,072
Dec-00             8,507            6,918            6,813           6,458
Dec-01             8,305            6,876            6,790           6,410
Dec-02             7,807            6,750            6,629           6,268
Dec-03            12,201           10,200            9,990           9,456
Dec-04            15,367           12,244           11,959          11,316
Dec-05            20,675           16,068           15,666          14,833

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                              1 YEAR     5 YEAR     INCEPTION**
-------------------------------------------------------------------------------
Institutional Shares                           31.23%     18.36%       5.96%
N Shares                                       30.99%     18.12%       5.63%
A Shares                                       23.90%     16.75%       4.93%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      INTERNATIONAL INVESTING, ESPECIALLY IN EMERGING MARKETS, POSES GREATER POTENTIAL RISKS AS WELL AS REWARDS WHEN COMPARED TO U.S. INVESTING, AS A RESULT OF MARKET AND CURRENCY FLUCTUATIONS CAUSED BY POLITICAL AND FINANCIAL FACTORS ABROAD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Similar to each of the last two years, the rally seen in 2005 was broad-based in nature. All three emerging regions, as well as all ten sectors contained in the benchmark posted double-digit returns last year. Latin America led the way with a 50.5% return, followed by the EMEA region with a 38.8% return. Asia underperformed the other two regions as well as the benchmark, but still posted a 27.5% return for the year. All of the countries that make up the benchmark posted positive returns during 2005 with the exception of Venezuela, where investor perception suffered from President Chavez's nationalistic efforts, falling -24.1% for the year. The Fund had no holdings in Venezuela in 2005. Of the major markets, Russia, Korea, and Brazil posted the best performances in 2005, returning 73.8%, 58.0% and 57.1%, respectively. Russia received the benefits of higher oil and commodity prices and a fairly stable internal environment. Korea benefiting from strong domestic conditions, of which we believe increased consumer confidence and greatly improved investor sentiment were the main drivers. Finally, Brazil also benefited from higher commodity prices and strong domestic consumption. The Fund maintained overweight positions in all three markets for most of the year. Colombia and Egypt repeated as the best markets in 2005, handily beating the bigger markets with returns of 107.5% and 161.6%, respectively. The Fund is not invested in either of these two countries, as valuations are relatively higher than the rest of the group and liquidity is available only in a handful of companies. Egypt benefited from important flow from other Gulf countries.

      The worst performing major markets were Taiwan, China and South Africa, returning 7.3%, 19.8% and 28.3%, respectively. Taiwan was affected by the poor performance of its two largest sectors, information technology and financial services. Information technology stocks behaved in line with the global sector, while the financial sector suffered from the excesses of the credit card boom and the resulting bad loan problem which is still being sorted out. South African domestic oriented shares slowed down in 2005 after a great year in 2004, particularly in light of the currency weakness early in the year.

      From a sector perspective, the performance of nine of the ten sectors contained in the benchmark was interestingly close. The energy sector outperformed all sectors returning 64.2%, but the rest of the sectors returned between 25.1% and 38.0%, demonstrating that the performance of the emerging group was broad in nature, unlike the developed markets of the world, which saw sectors such as the energy sector advancing 29.4%, but also saw the telecommunications services sector post a negative return of -9.2%. The Fund increased the weight in the energy sector after the first quarter and finished the year with a market weight position, thus benefiting from the strong performance of the stocks in that sector. Other than energy, only the consumer staples, healthcare and the utilities sectors outperformed the benchmark by a small margin, while all other sectors underperformed. However, the worst performing sector, industrials, was up a healthy 25.1% during the year. The Fund was overweight the consumer staples sector most of the year and had small underweight in both utilities and health care by year-end. Similarly, the Fund ended the year with an underweight position in industrials.

      The Fund continues to employ a value strategy, focusing on fundamentally solid companies in the emerging markets universe that trade at significant discounts to their earnings outlook and/or their book values, as well as their peer group. Stock selection continues to be based on stock specific factors, as opposed to macro-only strategies, seeking to obtain strong capital appreciation as the market recognizes said undervaluation.

      Fifteen of the stocks contained in the Fund at the end of the year posted returns in excess of 50% in 2005. These stocks came from seven different sectors, once again demonstrating the broad nature of the performance in the year. The Brazilian bank Bradesco was the only stock posting a triple digit return at 165.1%, outperforming all other stocks in the Fund. Another bank, Kookmin Bank in Korea, returned 93.4%. In both cases, increased domestic consumer confidence materialized in greater demand for credit and resulted in generally lower cost of lending, thus helping spur profit growth. In Bradesco's case, efforts to contain costs resulted in additional improvements to the bottom line. We calculate Bradesco's ROE at about 30%, unusual for a bank its size. The next best performing stocks were Petrobras in Brazil and Lukoil in Russia. Both energy companies' production activities benefited from significantly higher oil prices through the year and became widely sought after by dedicated and global investors, as the latter recognized the important valuation discount of these companies versus their developed market peers. Notable positive performances also came from consumer stocks Hyundai Motors in Korea and America Movil in Mexico. The former benefited from increased demand for automobiles in Korea, but also from important share gains overseas, which allowed it to cement its position as

--------------------------------------------------------------------------------

one of the world's largest automakers. America Movil is a wireless operator based in Mexico with significant operations in Brazil and other Latin American countries, where usage of cell phones continues to grow at an accelerated pace.

      Other companies that produced returns in excess of 50% in 2005 include: mining companies CVRD in Brazil, Norilsk Nickel in Russia and Impala Platinum in South Africa. All three companies enjoyed higher commodity prices and the benefits of their great competitive position. In the materials sector, cement producer Cemex in Mexico benefited from higher demand in its main markets plus the incorporation and integration of its European acquisition to its operation, which allowed them to diversify their business, particularly in Europe. In the financial sector, the Turkish Bank, Akbank, benefited from increased market participation in the consumer lending business. Integrated utility Cemig in Brazil benefited from increased demand and from its competitive position in the domestic market, while the beverage producer Ambev, also in Brazil, continued to benefit from the integration of its recent acquisitions, as well as from internal problems at one of its main competitors in the country.

      Several stocks at the end of the year posted negative results. The Chinese auto maker Denway Motors, a joint venture between Honda Motors and a local Chinese group, disappointed for the second consecutive year, returning -4.2%. Similarly, one of last year's best performing stock, Barloworld in South Africa, returned -4.0% in 2005, as renewed concerns with their smaller operations overseas, as well as the perception that some domestic operations could be peaking kept investors away. The Taiwanese financial company Chinatrust Financial Holdings suffered from the credit problems in the country, but we are confident that it is one of the best managed institutions in Taiwan, trading at an important discount, now that banks around the world have gone up significantly. Finally, Indosat in Indonesia suffered as the rupee devalued following the country's economic problems related to the oil subsidies. The company, however, is in our view the best avenue to gain exposure to the dynamic sector in this populous Asian country.

      Despite the five year outperformance of emerging markets over the developed markets of the world, we continue to uncover opportunities for our shareholders. Going into 2006, the Fund is overweight the markets of Asia, with emphasis, on an absolute basis, in Korea, Taiwan and China, though we have a modest underweight in the former and a more evident underweight in Taiwan. The Fund is overweight China and Thailand within Asia. The Fund also has a modest underweight in the EMEA and Latin American regions. In terms of the sector exposure, the Fund is still overweight consumer stocks, with emphasis in Asian issuers and it is also overweight in material stocks with emphasis in the resource rich countries. The most noticeable underweight positions continue to be in information technology and more recently the Fund increased its underweight in financials given stretched valuations.

      We expect emerging economies to continue to show faster growth rates than developed economies in 2006 and we are generally positive on the sustainability of the fundamental improvements of these economies going forward. Economists' forecasts suggest that the growth rates seen in 2005 are likely to continue during 2006, in both Latin America and the EMEA regions. Asia economies on the other hand, are expected to accelerate their growth rates with China and India leading the effort. Meanwhile, past macro economic imbalances have been corrected and the outlook for the group remains solid. As a result, we believe investors should maintain exposure to the stock markets of emerging countries.

                                   EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 1000 Value Index -- an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Large-cap stocks outperformed their small-cap brethren for the first time since 1998. From a style perspective, a similar shift may be taking place. Although, for the year as a whole, value again beat growth in the third and fourth quarters, the Russell growth index for large-cap stocks outperformed their value index. While the margin of outperformance for growth was modest, it appears the playing field for growth shares has leveled for the first time since the late 1990s. In this environment, the Fund's Institutional Shares, A Shares and N Shares classes significantly outperformed the benchmark for the year and over a 3-year investment time horizon. In addition, the Fund's comparisons to its Lipper peer group for similar time periods are also favorable.

      In addition to strong issue selection, sector allocation was an important contributor to performance in 2005. The Fund was overweight the two best performing sectors (energy and utilities) and underweight the two worst performing sectors (consumer discretionary and telecommunications). The Fund's best performing issues were in the energy sector as stocks like Valero Energy, Tesoro and Burlington Resources gained about 100%. Other strong performers were TXU Corp (60%) in the utility sector, healthcare company Humana (83%), and CB Richard Ellis in the financials sector (71%).

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit

--------------------------------------------------------------------------------

                        GROWTH OF A $10,000 INVESTMENT IN
                THE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX
                FROM INCEPTION THROUGH OR FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Russell 1000 Value Index      Institutional Shares
----         ------------------------      --------------------
Feb-96               $10,000                      $10,000
Dec-96                11,708                       11,366
Dec-97                15,827                       15,445
Dec-98                18,301                       17,577
Dec-99                19,646                       17,302
Dec-00                21,023                       18,770
Dec-01                19,848                       18,207
Dec-02                16,768                       14,386
Dec-03                21,803                       18,511
Dec-04                25,398                       21,869
Dec-05                27,189                       24,605


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Russell 1000 Value Index       N Shares        A Shares
----     ------------------------       --------        --------
Jan-96           $10,000                 $10,000        $ 9,450
Dec-96            12,164                  12,415         11,721
Dec-97            16,443                  16,816         15,833
Dec-98            19,013                  19,073         17,939
Dec-99            20,410                  18,741         17,618
Dec-00            21,841                  20,274         19,058
Dec-01            20,620                  19,593         18,434
Dec-02            17,420                  15,460         14,536
Dec-03            22,651                  19,834         18,663
Dec-04            26,386                  23,386         21,995
Dec-05            28,246                  26,264         24,673

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                                      10 YEAR/
                                                   1 YEAR    5 YEAR  INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                               12.52%     5.56%     9.57%
N Shares                                           12.31%     5.31%    10.14%
A Shares                                            5.99%     4.12%     9.45%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPHS AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well. Entering the year, the Fund favors the technology, healthcare, industrial and utility sectors while underweighting issues in the consumer discretionary, finance, materials and telecom sectors.

                                   INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: S&P 500(R) Stock Index ("S&P 500") -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate-profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply.

      After a negative return for the first quarter, the S&P 500 generated a positive return for the entire year of 4.91%, with most of the gain coming in the third and fourth quarters. The majority of the sectors in the index had positive performance for the year with the exception of the consumer discretionary and telecommunications services sectors. The best performing sectors in the index were energy, utilities, financials and healthcare. The top five positive contributors to the benchmark's return, on a weight contribution basis, were Exxon Mobil Corp, Altria Group Inc, Apple Computer Inc, United Health Group Inc, and Hewlett-Packard Co. The bottom five negative contributors were Dell Inc, IBM Corp, Verizon Communications, Pfizer Inc and Wal-Mart Store Inc. For the year, the Fund's Institutional Shares and N Shares classes both exceeded the return of the benchmark, as well as the average return of their Lipper peer group.

      Since the investment objective of the Fund is to provide the risk and return characteristics of the benchmark, the Fund does not overweight or underweight specific sectors relative to the index. The benchmark is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the index.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     INDEX FUND AND THE S&P 500 STOCK INDEX
                             FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares   N Shares
----             -------   --------------------   --------
Jan-96           $10,000          $10,000          $10,000
Dec-96            12,307           12,271           12,247
Dec-97            16,413           16,294           16,228
Dec-98            21,104           20,892           20,753
Dec-99            25,544           25,153           24,932
Dec-00            23,217           22,808           22,552
Dec-01            20,459           20,002           19,718
Dec-02            15,938           15,559           15,296
Dec-03            20,509           19,934           19,551
Dec-04            22,740           22,023           21,546
Dec-05            23,857           23,207           22,654

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                      1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------------------------
Institutional Shares                                   5.38%    0.35%    8.78%
N Shares                                               5.15%    0.09%    8.52%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions.

      Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional Shares and N Shares, of the Index Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

                               INTERNATIONAL FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: MSCI EAFE Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation. Current income is a secondary objective.

MANAGER'S OVERVIEW: Despite the negative impact of a stronger U.S. dollar and concerns that rising interest rates in the U.S. and the continued rise in the prices of oil, natural gas and other commodities could derail the global economy, international equity markets as measured by the benchmark returned 14.02% in 2005. This represented the third consecutive year of double digit gains for the benchmark. While the Fund participated in last year's rally and also posted a third consecutive year of double digit returns, investment returns slightly lagged those of the benchmark.The Fund's N Shares class returned 13.4% while the Institutional Shares class returned 13.6% (both net of all fees) during this period.

      Perhaps the most significant investment story during 2005 was the resurgence of Japan's economy and equity market. Japanese equities, which represent more than 20% of the benchmark, rose by more than 25% as economic data pointed to the potential of a sustainable economic recovery of the domestic economy and signs that the protracted period of deflation could be coming to an end. In addition, September's re-election of Prime Minister Junichiro Koizumo reassured investors that the economic and corporate reform measures implemented over the past several years would likely continue and would support a recovery in sales and earnings. While the Fund's investments in Japan returned more than 20%, this result lagged the performance of the benchmark's constituents, and therefore detracted from the Fund's relative performance. An underweight allocation to Japan also negatively impacted the Fund's performance vis-a-vis the benchmark. On the positive side, many of the Fund's holdings in Japan were among the Fund's best performers. Kawasaki Heavy Industries, an industrial conglomerate with broad exposure to Japan's economy, rose by more than 129% last year on bright prospects for many of the company's businesses. Japanese financials were also solid performers with holdings such as Sumitomo Trust and Banking, Nomura Holdings and Bank of Yokohama each returning more than 40%. However, several investments in Japan also

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   INTERNATIONAL FUND AND THE MSCI EAFE INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares   N Shares    A Shares
----             -------   --------------------   --------    --------
Jan-96           $10,000          $10,000         $10,000      $ 9,450
Dec-96            10,636           10,511          10,489        9,895
Dec-97            10,855           10,000           9,942        9,368
Dec-98            13,062            9,536           9,461        8,888
Dec-99            16,628           12,142          11,997       11,270
Dec-00            14,307           11,008          10,857       10,199
Dec-01            11,272            8,885           8,744        8,214
Dec-02             9,507            7,605           7,451        6,638
Dec-03            13,231           10,680          10,446        9,447
Dec-04            15,970           12,439          12,128       10,974
Dec-05            18,209           14,130          13,754       12,439

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                     1 YEAR    5 YEAR   10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                  13.60%    5.12%     3.52%
N Shares                                              13.40%    4.84%     3.24%
A Shares                                               7.13%    2.88%     2.21%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

      Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.40%, 1.65%, and 1.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the International Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      INTERNATIONAL INVESTING, ESPECIALLY IN EMERGING MARKETS, POSES GREATER POTENTIAL RISKS AS WELL AS REWARDS WHEN COMPARED TO U.S. INVESTING, AS A RESULT OF MARKET AND CURRENCY FLUCTUATIONS CAUSED BY POLITICAL AND FINANCIAL FACTORS ABROAD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

detracted from performance. Several holdings in the consumer electronics industry fell sharply during the year as a severely competitive pricing environment offset a rise in demand for new products such as flat panel display televisions. The shares of Pioneer Corporation and Sony Corporation fell by nearly 36% and 13%, respectively.

      Outside of Japan, other holdings in the consumer discretionary sector also detracted from performance. In the United Kingdom, Compass Group PLC, a global provider of catering and other services was hurt by a number of profit warnings, and its shares fell by more than 20%. Kingfisher, the U.K.'s leading home improvement retailer was hurt by weak consumer demand following a string of interest rate hikes.Kingfisher's shares fell by 29%.

      Investments in Emerging Market countries, which are not a part of the benchmark, and Europe excluding UK were the most significant positive contributors to the Fund's relative performance during the year. In both emerging markets and in Europe, investments in the energy sector benefited from the continued rise in global energy prices and were among the Fund's top performers. Brazil-based Petrobras and Russia-based Lukoil Holdings posted returns of more than 80% and 65%, respectively, during the period. While European companies did not fare as well as their emerging market peers, investment returns were still solid: Saipem (Italy) was up approximately 38% and ENI (Italy) and Total (France) posted gains in excess of 17%.

      In addition to companies in the energy sector in emerging markets, investments in Korea also did well. Signs of a recovery in the country's domestic economy following a consumer credit bubble in 2002-2004, and the solid footing of the global economy were positive catalysts for both domestic and export-related companies. Samsung Electronics, a global manufacturer of consumer electronics as well as information technology equipment, was up nearly 50%, and Shinsegae, an operator of department and discount stores rose by approximately 59%.

      As we begin 2006, we continue to focus on identifying companies with sensible, sustainable, long-term businesses that are also attractively valued. With this in mind, we continue to maintain a healthy exposure to emerging market countries despite several years of strong performance. While some emerging markets are beginning to look over-valued, our analytical team continues to find attractive investment opportunities in other countries that offer solid underlying fundamentals as well as attractive valuations. In the developed market regions, our analysts continue to find new opportunities in Japan. We are particularly interested in companies where we believe the market may be underestimating the underlying earnings potential that could result following years of operational restructuring. In addition, there continues to be plenty of scope for balance sheet restructuring and more efficient capital allocation in Japan, which if successful would be positive for the country and those companies.

                              SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Growth Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a higher price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Small-cap performance, while positive, failed to outpace its large-cap brethren, leading many strategists to call an end to the small-cap cycle. An end to the cycle would be consistent with historical trends as small-cap stocks have outperformed for more than 6 1/2 years, notably longer than the average cycle of 5 3/4 years.

      Although the Fund underperformed the benchmark in the fourth quarter and for the year, over a three-year investment horizon, the Fund has outperformed its benchmark.

      During the year, both sector allocation and issue selection detracted from relative performance. Energy was the only sector up double digits, advancing a colossal 53%, but with an average weight of 7% in the benchmark, the Fund's overweight position contributed marginally to performance. On the other hand, technology, the largest sector in the benchmark, was the laggard for the year declining over 2%. Both the Fund's overweight to technology and issue selection within the sector hurt relative performance. Hansen Natural (288%), Joy Global (110%), and Microsemi (59%) had the largest positive contributions to Fund performance for 2005, while Brocade Communications (-47%), Skyworks Solutions (-46%), and Nara Bancorp (-36%) proved to be the biggest disappointments.

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          SMALL-CAP GROWTH FUND AND THE
                            RUSSELL 2000 GROWTH INDEX
                             FROM INCEPTION THROUGH
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date             Index    Institutional Shares
----            -------   --------------------
Jan-01          $10,000         $10,000
Dec-01            9,077           9,680
Dec-02            6,330           7,680
Dec-03            9,403          11,390
Dec-04           10,749          13,710
Dec-05           11,195          14,176

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                           1 YEAR   INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                                        3.40%     7.26%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions.

** The inception date for the Fund's performance is January 9, 2001 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

--------------------------------------------------------------------------------

with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well. Entering the year, the Fund favors the energy, financial, consumer staples and utility sectors while underweighting the technology and consumer discretionary sectors.

                           SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest company has a market capitalization of $26 million, whereas the largest company has a market capitalization of $4.38 billion. The total adjusted average market capitalization of the Russell 2000 Index was $1.11 billion at December 31, 2005.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Small-cap performance, while positive, failed to outpace its large-cap brethren, leading many strategists to call an end to the small-cap cycle. An end to the cycle would be consistent with historical trends as small-cap stocks have outperformed for more than 6 1/2 years, notably longer than the average cycle of 5 3/4 years.

      While the Fund's Institutional Shares class matched the return of the benchmark for the year, the A Shares and N Shares classes modestly underperformed the benchmark. Over the longer-term 3-year investment horizon, all share classes outperformed the benchmark.

      During the year, both sector allocation and issue selection contributed to relative performance. Within the benchmark, energy was easily the best performer, posting a 48% gain, while the consumer discretionary and technology sectors provided the weakest returns. Strong stock selection within the healthcare sector was the highlight for the year. Leading the way were Intuitive Surgical (141%), which continued to gain acceptance within the medical community for its surgical systems, and healthcare equipment provider Hologic (109%). Other positive issues during the year included refiner Tesoro (120%), software developer Intergraph (85%) and retailer Guess? Inc. (109%). The largest disappointments during the year were defense products maker DHB Industries (-62%), footwear company Deckers Outdoor

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                       SMALL-CAP OPPORTUNITY FUND AND THE
                         RUSSELL 2000 SMALL STOCK INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares   N Shares   A Shares
----             -------   --------------------   --------   --------
Jan-96           $10,000          $10,000         $10,000    $ 9,450
Dec-96            11,649           11,880          11,853     11,192
Dec-97            14,254           14,907          14,833     13,991
Dec-98            13,891           15,079          14,980     14,122
Dec-99            16,844           21,131          20,935     19,770
Dec-00            16,335           22,559          22,298     21,048
Dec-01            16,742           20,381          20,106     18,978
Dec-02            13,313           17,410          17,120     16,169
Dec-03            19,603           26,467          25,969     24,516
Dec-04            23,196           32,862          32,164     30,371
Dec-05            24,251           34,359          33,551     31,669

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                       1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                    4.55%    8.78%   13.14%
N Shares                                                4.31%    8.51%   12.87%
A Shares                                               -1.47%    7.29%   12.22%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

    Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.20%, 1.45%, and 1.55%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

    HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(-50%), semiconductor developer SigmaTel (-44%) and semiconductor equipment company Photronics (-41%). At the end of the year, the Fund's largest overweight positions were in the technology and healthcare sectors and the most significant underweight was in the financials sector.

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well.

                              SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted at best mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Small-cap performance, while positive, failed to outpace its large-cap brethren, leading many strategists to call an end to the small-cap cycle. An end to the cycle would be consistent with historical trends as small-cap stocks have outperformed for more than 6 1/2 years, notably longer than the average cycle of 5 3/4 years.

      Both the Fund's Institutional Shares class and A Shares class strongly outperformed the benchmark for the year despite slightly underperforming in the fourth quarter. Over the longer-term three-year investment horizon, the Fund also outperformed its benchmark.

      During the year, both sector allocation (35%) and issue selection (65%) contributed to relative performance. Within the benchmark, energy was easily the best performer, gaining 41% over the year. The Fund's overweight position provided the majority of the sector-allocation benefit for the year. The consumer discretionary sector provided the weakest benchmark returns, with the Fund benefiting from an underweight position. In the Fund, stock selection within the technology and industrials sectors was very strong, while poor selection in the energy sector dampened performance. Leading the way were oil refiner Tesoro (94%), mobile phone distributor Brightpoint (113%), defense firm United Defense Industries (58%) and steel company Commercial Metals (50%). The largest disappointments during the year were steel company Olympic Steel (-48%), retailer PETCO Animal Supplies (-27%), insurer UICI (-33%) and chemical manufacturer Terra Industries (-37%). As of the end of the year, the

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          SMALL-CAP VALUE FUND AND THE
                            RUSSELL 2000 VALUE INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares    N Shares    A Shares
----             -------   --------------------    --------    --------
Jan-96           $10,000         $10,000           $10,000     $ 9,450
Dec-96            12,137          11,505            11,480      10,835
Dec-97            15,994          14,908            14,819      13,982
Dec-98            14,962          14,322            14,204      13,393
Dec-99            14,739          14,393            14,235      13,421
Dec-00            18,104          19,351            19,096      18,004
Dec-01            20,644          20,429            20,119      18,960
Dec-02            18,284          17,822            17,507      16,500
Dec-03            26,700          25,492            24,982      23,543
Dec-04            32,641          32,866            32,123      30,281
Dec-05            34,178          35,790            34,911      32,893

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                       1 YEAR   5 YEAR  10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                    8.90%   13.09%   13.60%
N Shares                                                8.68%   12.83%   13.32%
A Shares                                                2.65%   11.54%   12.64%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

    Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24%, and 1.34%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCES AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

    HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund's largest overweight positions were in the technology, healthcare and energy sectors, and the Fund's most significant underweight was in the financials sector.

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well.

                              HARRIS INSIGHT FUNDS
                          PORTFOLIO HOLDINGS BY SECTOR
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

      The following tables present for each Fund portfolio holdings within certain categories and the percent of total investments attributable to each category.

HARRIS INSIGHT MONEY MARKET FUNDS

                          GOVERNMENT MONEY MARKET FUND
                          ----------------------------

Agency Obligations                                                         51.0%
Repurchase Agreements                                                      44.4
Other                                                                       4.6
                                                                          -----
                                                                          100.0%

                               MONEY MARKET FUND
                               -----------------

Commercial Paper                                                           36.9%
Corporate Bonds                                                            31.2
Repurchase Agreements                                                      22.9
Asset-Backed Securities                                                     3.0
Time Deposits                                                               2.8
Taxable Municipal Securities                                                1.1
Other                                                                       2.1
                                                                          -----
                                                                          100.0%

                          TAX-EXEMPT MONEY MARKET FUND
                          ----------------------------

Variable Rate Securities                                                   77.2%
Commercial Paper                                                           11.4
Municipal Put Securities                                                    7.3
Municipal Notes                                                             4.0
Other                                                                       0.1
                                                                          -----
                                                                          100.0%

HARRIS INSIGHT FIXED INCOME FUNDS

                                   BOND FUND
                                   ---------

Mortgage-Backed Securities                                                 38.3%
Corporate Bonds                                                            22.5
U.S. Government Obligations                                                20.2
Commercial Mortgage-Backed Securities                                       7.9
Asset-Backed Securities                                                     7.7
Other                                                                       3.4
                                                                          -----
                                                                          100.0%

                              HIGH YIELD BOND FUND
                              --------------------

Corporate - Industrial                                                     93.2%
Corporate - Financial                                                       4.4
Corporate - Electric                                                        0.9
Other                                                                       1.5
                                                                          -----
                                                                          100.0%

HARRIS INSIGHT FIXED INCOME FUNDS (CONTINUED)

                        INTERMEDIATE GOVERNMENT BOND FUND
                        ---------------------------------

Agency Obligations                                                         32.2%
Mortgage-Backed Securities                                                 22.7
U.S. Government Obligations                                                22.4
Commercial Mortgage-Backed Securities                                       9.7
Asset-Backed Securities                                                     3.5
Other                                                                       9.5
                                                                          -----
                                                                          100.0%

                        INTERMEDIATE TAX-EXEMPT BOND FUND
                        ---------------------------------

Pre-Refunded Bonds                                                         42.0%
Insured Bonds                                                              37.0
Revenue Bonds                                                              19.0
General Obligation Bonds                                                    2.0
                                                                          -----
                                                                          100.0%

                          SHORT/INTERMEDIATE BOND FUND
                          ----------------------------

Corporate Bonds                                                            39.1%
Mortgage-Backed Securities                                                 20.4
U.S. Government Obligations                                                13.4
Asset-Backed Securities                                                    12.5
Commercial Mortgage-Backed Securities                                       5.8
Agency Obligations                                                          4.6
Other                                                                       4.2
                                                                          -----
                                                                          100.0%

                              TAX-EXEMPT BOND FUND
                              --------------------

Pre-Refunded Bonds                                                         52.0%
Insured Bonds                                                              30.0
Revenue Bonds                                                              16.0
General Obligation Bonds                                                    2.0
                                                                          -----
                                                                          100.0%

                         ULTRA SHORT DURATION BOND FUND
                         ------------------------------

Corporate Bonds                                                            48.3%
Asset-Backed Securities                                                    31.5
Mortgage-Backed Securities                                                 10.2
U.S. Government Obligations                                                 3.4
Commercial Mortgage-Backed Securities                                       2.9
Agency Obligations                                                          2.0
Other                                                                       1.7
                                                                          -----
                                                                          100.0%

                              HARRIS INSIGHT FUNDS
                    PORTFOLIO HOLDINGS BY SECTOR (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

HARRIS INSIGHT EQUITY FUNDS

                                  BALANCED FUND
                                  -------------

Common Stock                                                               60.4%
Mortgage-Backed Securities                                                 14.4
Corporate Bonds                                                             9.2
U.S. Government Obligations                                                 7.9
Asset-Backed Securities                                                     2.8
Agency Obligations                                                          2.3
Other                                                                       3.0
                                                                          -----
                                                                          100.0%

                                CORE EQUITY FUND
                                ----------------

Financials                                                                 20.2%
Information Technology                                                     19.0
Health Care                                                                14.5
Industrials                                                                10.4
Energy                                                                      8.6
Consumer Staples                                                            8.4
Utilities                                                                   7.0
Consumer Discretionary                                                      6.5
Other                                                                       5.4
                                                                          -----
                                                                          100.0%

                              EMERGING MARKETS FUND
                              ---------------------

Asia                                                                       56.3%
Europe, Middle East, & Africa                                              26.2
Latin America                                                              16.5
Other                                                                       1.0
                                                                          -----
                                                                          100.0%

                                   EQUITY FUND
                                   -----------

Financials                                                                 31.4%
Energy                                                                     13.4
Information Technology                                                     13.2
Industrials                                                                11.3
Utilities                                                                   9.0
Health Care                                                                 7.5
Consumer Discretionary                                                      5.8
Consumer Staples                                                            3.0
Other                                                                       5.4
                                                                          -----
                                                                          100.0%

                                   INDEX FUND
                                   ----------

Financials                                                                 21.3%
Information Technology                                                     15.3
Health Care                                                                13.1
Industrials                                                                11.5
Consumer Discretionary                                                     10.7
Consumer Staples                                                            9.5
Energy                                                                      9.0
Utilities                                                                   3.6
Other                                                                       6.0
                                                                          -----
                                                                          100.0%

                               INTERNATIONAL FUND
                               ------------------

Europe (excluding U.K.)                                                    40.5%
Japan                                                                      21.1
United Kingdom                                                             18.7
Emerging Markets                                                            8.3
Pacific (excluding Japan)                                                   6.0
North America                                                               2.6
Other                                                                       2.8
                                                                          -----
                                                                          100.0%

                             SMALL-CAP GROWTH FUND
                             ---------------------

Information Technology                                                     25.2%
Health Care                                                                20.5
Industrials                                                                12.3
Financials                                                                 10.7
Energy                                                                      9.8
Consumer Discretionary                                                      8.7
Consumer Staples                                                            6.3
Utilities                                                                   2.2
Other                                                                       4.3
                                                                          -----
                                                                          100.0%

                           SMALL-CAP OPPORTUNITY FUND
                           --------------------------

Information Technology                                                     25.3%
Financials                                                                 16.2
Consumer Discretionary                                                     14.9
Health Care                                                                14.6
Industrials                                                                13.1
Energy                                                                      5.6
Materials                                                                   4.1
Consumer Staples                                                            2.9
Other                                                                       3.3
                                                                          -----
                                                                          100.0%

                              SMALL-CAP VALUE FUND
                              --------------------

Financials                                                                 27.0%
Information Technology                                                     17.5
Consumer Discretionary                                                     14.4
Industrials                                                                13.2
Health Care                                                                10.9
Energy                                                                      5.9
Materials                                                                   4.7
Consumer Staples                                                            2.0
Other                                                                       4.4
                                                                          -----
                                                                          100.0%

                              HARRIS INSIGHT FUNDS
                           DISCLOSURE OF FUND EXPENSES
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees on your investment. As a shareholder of a fund, you incur two types of costs: (1)
transaction costs, such as sales charges and redemption fees and (2) ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others, as well as 12b-1 fees and shareholder servicing fees. Ongoing costs, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The following Expense Tables illustrate your fund's costs in two ways.

o ACTUAL. This section helps you to estimate the actual expenses (after any fee waivers or expense reimbursements) that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL (5% RETURN FOR COMPARISON). This section is intended to help you compare your fund's costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In this case, because the return used is not the fund's actual return, the results may not be used to estimate the actual account ending balance or expenses you paid for the period. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. Therefore, the hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were applied to your account, your costs would be higher.

EXPENSE TABLE

HARRIS INSIGHT MONEY MARKET FUNDS

-------------------------------------------------------------------------------------------
                                            Beginning     Ending                  Expenses
                                             Account     Account     Annualized     Paid
                                              Value       Value        Expense     During
                                            07/01/05    12/31/05        Ratio      Period*
-------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------

ACTUAL
Institutional Shares ...................   $ 1,000.00   $ 1,018.20        0.19%   $   0.97
N Shares ...............................     1,000.00     1,016.40        0.54        2.74
Service Shares .........................     1,000.00     1,015.60        0.70        3.56

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,024.04        0.19        0.97
N Shares ...............................     1,000.00     1,022.28        0.54        2.75
Service Shares .........................     1,000.00     1,021.47        0.70        3.57

-------------------------------------------------------------------------------------------
MONEY MARKET FUND
-------------------------------------------------------------------------------------------

ACTUAL
Institutional Shares ...................     1,000.00     1,018.50        0.17        0.86
N Shares ...............................     1,000.00     1,016.70        0.52        2.64
Exchange Shares ........................     1,000.00     1,018.50        0.17        0.86
Service Shares .........................     1,000.00     1,015.90        0.68        3.46

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,024.14        0.17        0.87
N Shares ...............................     1,000.00     1,022.38        0.52        2.65
Exchange Shares ........................     1,000.00     1,024.14        0.17        0.87
Service Shares .........................     1,000.00     1,021.57        0.68        3.46

-------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------

ACTUAL
Institutional Shares ...................     1,000.00     1,012.60        0.18        0.91
N Shares ...............................     1,000.00     1,010.80        0.53        2.69
Service Shares .........................     1,000.00     1,010.00        0.69        3.50

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,024.09        0.18        0.92
N Shares ...............................     1,000.00     1,022.33        0.53        2.70
Service Shares .........................     1,000.00     1,021.52        0.69        3.52

                              HARRIS INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

EXPENSE TABLE

HARRIS INSIGHT FIXED INCOME FUNDS

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $   998.20         0.54%   $     2.72
N Shares ...............................     1,000.00       998.00         0.59          2.97
A Shares ...............................     1,000.00       996.90         0.79          3.98

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.28         0.54          2.75
N Shares ...............................     1,000.00     1,022.03         0.59          3.01
A Shares ...............................     1,000.00     1,021.02         0.79          4.02

----------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,015.50         0.55          2.79
N Shares ...............................     1,000.00     1,015.10         0.60          3.05
A Shares ...............................     1,000.00     1,014.20         0.80          4.06

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.23         0.55          2.80
N Shares ...............................     1,000.00     1,021.98         0.60          3.06
A Shares ...............................     1,000.00     1,020.97         0.80          4.08

----------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,001.30         0.44          2.22
N Shares ...............................     1,000.00     1,000.80         0.54          2.72
A Shares ...............................     1,000.00     1,000.00         0.69          3.48

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.78         0.44          2.24
N Shares ...............................     1,000.00     1,022.28         0.54          2.75
A Shares ...............................     1,000.00     1,021.52         0.69          3.52

----------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,005.40         0.35          1.77
N Shares ...............................     1,000.00     1,004.90         0.44          2.22
A Shares ...............................     1,000.00     1,004.20         0.60          3.03

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,023.24         0.35          1.78
N Shares ...............................     1,000.00     1,022.78         0.44          2.24
A Shares ...............................     1,000.00     1,021.98         0.60          3.06

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $   999.90         0.54%   $     2.72
N Shares ...............................     1,000.00       999.50         0.64          3.23
A Shares ...............................     1,000.00       998.70         0.79          3.98

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.28         0.54          2.75
N Shares ...............................     1,000.00     1,021.77         0.64          3.26
A Shares ...............................     1,000.00     1,021.02         0.79          4.02

----------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,006.00         0.41          2.07
N Shares ...............................     1,000.00     1,005.50         0.50          2.53
A Shares ...............................     1,000.00     1,004.70         0.66          3.33

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.93         0.41          2.09
N Shares ...............................     1,000.00     1,022.48         0.50          2.55
A Shares ...............................     1,000.00     1,021.67         0.66          3.36

----------------------------------------------------------------------------------------------
ULTRA SHORT DURATION BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,015.20         0.25          1.27

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,023.74         0.25          1.28

                              HARRIS INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

EXPENSE TABLE

HARRIS INSIGHT EQUITY FUNDS

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
BALANCED FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $ 1,039.30         0.74%   $     3.80
N Shares ...............................     1,000.00     1,037.80         0.88          4.52
A Shares ...............................     1,000.00     1,037.40         0.99          5.08

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,021.27         0.74          3.77
N Shares ...............................     1,000.00     1,020.56         0.88          4.48
A Shares ...............................     1,000.00     1,020.01         0.99          5.04

----------------------------------------------------------------------------------------------
CORE EQUITY FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,056.30         0.89          4.61
N Shares ...............................     1,000.00     1,055.60         1.01          5.23
A Shares ...............................     1,000.00     1,055.20         1.14          5.91

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.51         0.89          4.53
N Shares ...............................     1,000.00     1,019.91         1.01          5.14
A Shares ...............................     1,000.00     1,019.25         1.14          5.80

----------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,282.00         1.32          7.59
N Shares ...............................     1,000.00     1,281.70         1.46          8.40
A Shares ...............................     1,000.00     1,281.30         1.57          9.03

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,018.35         1.32          6.72
N Shares ...............................     1,000.00     1,017.64         1.46          7.42
A Shares ...............................     1,000.00     1,017.09         1.57          7.98

----------------------------------------------------------------------------------------------
EQUITY FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,070.40         0.84          4.38
N Shares ...............................     1,000.00     1,070.00         0.97          5.06
A Shares ...............................     1,000.00     1,068.70         1.09          5.68

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.77         0.84          4.28
N Shares ...............................     1,000.00     1,020.11         0.97          4.94
A Shares ...............................     1,000.00     1,019.51         1.09          5.55

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
INDEX FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $ 1,064.90         0.33%   $     1.72
N Shares ...............................     1,000.00     1,064.30         0.45          2.34

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,023.34         0.33          1.68
N Shares ...............................     1,000.00     1,022.73         0.45          2.29

----------------------------------------------------------------------------------------------
INTERNATIONAL FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,160.30         1.07          5.83
N Shares ...............................     1,000.00     1,159.90         1.20          6.53
A Shares ...............................     1,000.00     1,159.40         1.32          7.18

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,019.61         1.07          5.45
N Shares ...............................     1,000.00     1,018.95         1.20          6.11
A Shares ...............................     1,000.00     1,018.35         1.32          6.72

----------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,075.60         0.94          4.92

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.26         0.94          4.79

----------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,071.60         0.91          4.75
N Shares ...............................     1,000.00     1,070.20         1.09          5.69
A Shares ...............................     1,000.00     1,070.30         1.16          6.05

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.41         0.91          4.63
N Shares ...............................     1,000.00     1,019.51         1.09          5.55
A Shares ...............................     1,000.00     1,019.15         1.16          5.90

----------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,068.80         0.89          4.64
N Shares ...............................     1,000.00     1,068.00         1.07          5.58
A Shares ...............................     1,000.00     1,067.40         1.14          5.94

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.51         0.89          4.53
N Shares ...............................     1,000.00     1,019.61         1.07          5.45
A Shares ...............................     1,000.00     1,019.25         1.14          5.80
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

   Information about Harris Insight Funds Trust on this page and the preceding pages has not been audited.

                              HARRIS INSIGHT FUNDS
                                 TAX INFORMATION
                                   (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2005, the following Harris Insight Funds declared dividends from net realized capital gains:

                                     SHORT-TERM CAPITAL  LONG-TERM CAPITAL GAIN
                                      GAIN, PER SHARE         PER SHARE(1)
                                     ------------------  ----------------------
FUNDS:                               6/21/05   12/14/05    6/21/05     12/14/05
                                     -------   --------  ----------    --------
High Yield Bond Fund ..............  $0.0207   $     --  $   0.0166    $     --
Intermediate Government Bond Fund..   0.0110     0.0217      0.0221          --
Tax-Exempt Bond Fund ..............   0.0003     0.0120      0.0075      0.0601
Balanced Fund .....................   0.0412     0.1689      0.1313      0.7412
Core Equity Fund ..................   0.3883     0.9366      0.6309      0.5954
Emerging Markets Fund .............       --     0.1315      0.4233      1.2095
Equity Fund .......................       --     0.1927          --      0.8775
Index Fund ........................   0.0107     0.0568      0.5170      2.6390
Small-Cap Growth Fund .............       --     0.1321          --      0.5048
Small-Cap Opportunity Fund ........   0.0264         --      0.3962      3.8716
Small-Cap Value Fund ..............   0.2777     0.5854      0.8563      5.8620

(1) Long-term capital gains that qualify for the tax rate of 15% (5% for taxpayers in the 15% and below tax bracket).

The percentage of dividends from net investment income declared for the year ended December 31, 2005, representing qualified dividend income and which qualify for the corporate dividends received deduction for 1099 purposes is as follows:

                                       QUALIFIED              DIVIDENDS
                                   DIVIDEND INCOME(2)   RECEIVED DEDUCTION(3)
                                   ------------------   ---------------------
  Balanced Fund ................           19%                    26%
  Core Equity Fund .............           17%                    21%
  Emerging Markets Fund ........           66%                   N/A
  Equity Fund ..................           71%                    77%
  Index Fund ...................          100%                   100%
  International Fund ...........          100%                   N/A
  Small-Cap Growth Fund ........           13%                    18%
  Small-Cap Opportunity Fund ...          100%                   100%
  Small-Cap Value Fund .........           39%                    61%

(2) Percentage of dividends paid from net investment income that is qualified dividends income ("QDI") that will be taxed at a maximum rate of 15% (5% for taxpayers in the 15% and below tax bracket). Shareholders must consult with their Tax Advisors or the instructions to Form 1040/1040A to determine their eligibility for the lower benefit.

(3) Percentage of dividends paid from net investment income of each Harris Insight Fund that qualifies for the dividends received deduction available to corporations.

FOR SHAREHOLDERS OF THE EMERGING MARKETS FUND AND INTERNATIONAL FUND:

For the year ended December 31, 2005, the Emerging Markets Fund and International Fund recognized $8,266,567 and $5,434,022, respectively, of foreign source income on which the Emerging Markets Fund and International Fund paid foreign taxes of $910,759 and $483,843, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                                MATURITY      (000)        VALUE+
----------                                --------   ----------  --------------

AGENCY OBLIGATIONS -- 1.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (Cost $22,664,922)
     4.000%                               01/05/06   $   22,675  $   22,664,922
                                                                 --------------

VARIABLE RATE OBLIGATIONS++ -- 49.7%
FEDERAL HOME LOAN BANK -- 19.1%
     4.260%                               01/23/06*      75,000      74,971,612
     4.150%                               02/01/06*     150,000     149,948,171
     4.360%                               03/13/06*      20,000      19,996,102
     4.371%                               03/15/06*      58,000      57,980,575
                                                                 --------------
                                                                    302,896,460
                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.5%
     4.211%                               01/07/06*     100,000      99,949,284
     4.218%                               01/07/06*      83,250      83,248,917
     4.240%                               02/17/06*      38,000      37,997,860
     4.268%                               02/22/06*      75,000      74,987,454
     4.371%                               03/22/06*      50,000      49,970,214
     4.376%                               03/22/06*      75,000      74,963,869
                                                                 --------------
                                                                    421,117,598
                                                                 --------------

OVERSEAS PRIVATE INVESTMENT CORP. -- 4.1%
     4.370%                               01/04/06*      30,884      30,883,721
     4.370%                               01/07/06*      33,795      33,794,937
                                                                 --------------
                                                                     64,678,658
                                                                 --------------

TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $788,692,716)                                               788,692,716
                                                                 --------------

REPURCHASE AGREEMENTS -- 44.5%
Bank of America Securities, L.L.C.
   4.270%
   Agreement dated 12/30/05
   proceeds at maturity
   $312,429,390 (Collateralized
   by $327,199,643 FHLMC and
   FNMA 5.000%, due from
   04/01/35 to 12/01/35. The
   market value is
   $318,526,855.)                         01/03/06      312,281     312,281,230
Bank of Tokyo N.A.
   4.270%
   Agreement dated 12/30/05
   proceeds at maturity
   $316,149,924 (Collateralized
   by $322,784,494 FNMA 4.922%
   to 6.000%, due from 06/01/33
   to 07/01/35. The market value
   is $322,320,001.)                      01/03/06      316,000     316,000,000

ANNUALIZED                                               PAR
YIELD/RATE                                MATURITY      (000)         VALUE+
----------                                --------   ----------  --------------

REPURCHASE  AGREEMENTS (CONTINUED)
Lehman Brothers Holdings, Inc.
   4.200%
   Agreement dated 12/30/05
   proceeds at maturity
   $79,036,867 (Collateralized
   by $80,414,372 FNMA 4.730%
   to 5.640%, due from 12/01/33
   to 12/01/35. The market value
   is $80,575,993.)                       01/03/06   $    79,000 $   79,000,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $707,281,230)                                              707,281,230
                                                                 --------------
                                                        SHARES
                                                        ------
TEMPORARY INVESTMENTS -- 4.6%
AIM Short-Term Investment Trust
   Treasury Portfolio
   (Cost $73,524,968)                                 73,524,968     73,524,968
                                                                 --------------
TOTAL INVESTMENTS -- 100.2%
      (Cost $1,592,163,836(d))                                    1,592,163,836
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- (0.2%)
Interest receivable and other assets                                  3,017,498
Dividends payable                                                    (5,113,957)
Investment advisory fee payable                                        (140,230)
Administration fees payable                                             (58,057)
Service plan fees payable                                              (912,885)
Accrued expenses                                                        (87,971)
                                                                 --------------
                                                                     (3,295,602)
                                                                 --------------
NET ASSETS -- 100.0%
Applicable to 215,119,149 Institutional Shares,
   262,508,165 N Shares, and 1,111,240,919
   Service Shares of beneficial interest outstanding,
   $.001 par value (indefinite
   number of shares has been authorized
   for each class of shares of the Fund) (Note 8)                $1,588,868,234
                                                                 ==============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
   SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
   AND SERVICE SHARES                                            $         1.00
                                                                 ==============

----------
+     See Note 2a to the Financial Statements.

++    Rate in effect on 12/31/05.

*     Date of next interest  rate reset.

(d)   Aggregate cost for federal income tax purposes.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)         VALUE+
----------                                --------   ----------  --------------

ASSET-BACKED SECURITIES -- 3.0%
G-Star, Ltd. Series 2002-2A 144A, Class
   A1MA(f),(g)
     4.449%                               01/25/06*  $   30,758  $   30,758,145
Putnam Structured Product
   Funding Series 2002-1A 144A,
   Class A1MF(f),(g)
     4.449%                               01/17/06*      76,000      76,000,000
Residential Mortgage Acceptance
   Corp. Series 2004-NS2A 144A,
   Class A1(f)
     4.360%                               01/12/06*     128,543     128,542,983
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $235,301,128)                                              235,301,128
                                                                 --------------
COMMERCIAL PAPER -- 37.1%
Alaska Housing Finance Corp.
     4.280%                               01/09/06       26,225      26,200,057
Amsterdam Funding Corp.
     4.360%                               01/06/06      150,000     149,909,167
     4.350%                               01/12/06       73,800      73,701,907
Broadhollow Funding, L.L.C.,
   Series 144A(f)
     4.200%                               05/04/06(e)    25,000      24,991,250
     4.300%                               05/04/06(e)    25,000      24,991,042
     4.210%                               05/06/06(e)    25,000      24,985,382
     4.250%                               05/06/06(e)    11,000      10,993,507
     4.440%                               05/06/06(e)   125,000     124,922,917
Bryant Park Funding, L.L.C.
     4.170%                               01/09/06       40,294      40,256,661
     4.280%                               01/12/06       28,089      28,052,266
     4.330%                               01/20/06       12,057      12,029,446
Compass Securitization, L.L.C.
     4.220%                               01/10/06       95,000      94,899,775
     4.210%                               01/13/06       14,796      14,775,236
     4.340%                               01/18/06       13,754      13,725,812
Crown Point Capital, L.L.C.
     4.180%                               01/12/06       94,862      94,740,840
     4.120%                               01/19/06       48,069      47,969,978
Grampian Funding, L.L.C.
     4.350%                               01/11/06       11,495      11,481,110
Harrier Finance, L.L.C.
     4.370%                               01/03/06       27,165      27,158,405
JPMorgan Chase Bank
     4.350%                               01/03/06      100,000      99,975,833
Jupiter Securitization Corp.
     4.350%                               01/03/06       30,069      30,061,733
     4.360%                               02/02/06      140,493     139,948,512
Morgan Stanley & Co., Inc.
     4.430%                               01/04/06       54,303      54,282,953
     4.420%                               01/06/06       55,763      55,728,768
Paradigm Funding, L.L.C.
     4.350%                               01/05/06       10,000       9,995,167
     4.200%                               01/09/06       42,681      42,641,164
     4.180%                               01/11/06       50,000      49,941,944
     4.370%                               01/12/06       10,835      10,820,532
     4.240%                               01/13/06       12,229      12,211,716
     4.340%                               01/17/06       60,000      59,884,267
     4.350%                               01/23/06       35,000      34,906,958
     4.250%                               01/25/06       86,395      86,150,214

ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)          VALUE+
----------                                --------   ----------  --------------

COMMERCIAL PAPER (CONTINUED)
Park Avenue Receivables Corp.
     4.190%                               01/03/06   $   12,000  $   11,997,207
Park Granada, L.L.C.
     4.430%                               05/03/06(e)    30,000      29,992,617
     4.350%                               05/06/06(e)    99,000      98,940,187
     4.360%                               05/06/06(e)    50,000      49,969,722
Sheffield Receivables Corp.
     4.350%                               01/04/06      104,125     104,087,255
Solitaire Funding, L.L.C.
     4.330%                               01/23/06       38,000      37,899,448
     4.320%                               01/30/06      107,741     107,366,061
Strand Capital, L.L.C.
     4.020%                               03/10/06(e)    65,000      64,941,933
     4.035%                               03/12/06(e)    25,000      24,971,979
     4.080%                               03/12/06(e)    75,000      74,915,000
     4.110%                               03/12/06(e)    25,000      24,971,458
     4.210%                               04/02/06(e)    50,000      49,818,736
     4.230%                               04/02/06(e)    35,000      34,872,513
     4.430%                               04/16/06(e)    25,000      24,861,563
Surrey Funding Corp.
     4.160%                               01/10/06       75,000      74,922,000
     4.210%                               01/17/06      100,000      99,812,889
Tasman Funding, L.L.C.
     4.330%                               01/17/06       90,730      90,555,395
     4.370%                               01/17/06        9,324       9,305,891
     4.360%                               01/20/06       20,000      19,953,978
     4.250%                               01/23/06       49,803      49,673,651
     4.255%                               01/23/06       40,000      39,895,989
     4.260%                               01/23/06       33,000      32,914,090
     4.260%                               01/25/06       36,018      35,915,709
     4.300%                               02/02/06       30,725      30,607,562
Thames Asset Global Securitization, Inc.
     4.060%                               01/06/06       60,000      59,966,167
     4.330%                               01/17/06       50,000      49,903,778
     4.260%                               01/18/06       14,606      14,576,618
Windmill Funding Corp.
     4.460%                               01/06/06       14,000      13,991,328
Yorktown Capital, L.L.C.
     4.350%                               01/04/06       12,518      12,513,462
                                                                 --------------
TOTAL COMMERCIAL PAPER
   (Cost $2,906,448,705)                                          2,906,448,705
                                                                 --------------
MUNICIPAL BONDS -- 1.1%
Alaska State Housing Finance Corp.
   Revenue Bonds Series B VR
     4.460%                               01/05/06        8,055       8,055,000
Colorado State Housing & Finance
   Authority Revenue Bonds Series 1,
   Class A1 VR
     4.450%                               01/04/06        9,440       9,440,000
Colorado State Housing & Finance
   Authority Revenue Bonds Series B-1 VR
     4.450%                               01/04/06       13,825      13,825,000
Colorado State Housing & Finance
   Authority Revenue Bonds Series B-2 VR
     4.450%                               01/04/06       39,775      39,775,000
Connecticut State Housing Finance
   Authority Revenue Bonds VR
     4.380%                               01/05/06        8,366       8,366,000

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005

-------------------------------------------------------------------------------
ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)         VALUE+
----------                                --------   ----------  --------------

MUNICIPAL BONDS (CONTINUED)
Madison, Wisconsin, Community
   Development Authority Revenue
   Bonds VR
     4.380%                               01/05/06   $    7,685  $    7,685,000
Utah Housing Corp. Single Family
   Mortgage Revenue Bonds Series
   C-3, Class I VR
     4.450%                               01/07/06        1,125       1,125,000
                                                                 --------------
TOTAL MUNICIPAL BONDS
   (Cost $88,271,000)                                                88,271,000
                                                                 --------------
TIME DEPOSITS -- 2.9%
ING Bank N.V.
     4.170%                               01/03/06      100,000     100,000,000
Key Bank
     4.000%                               01/03/06      122,666     122,666,115
                                                                 --------------
TOTAL TIME DEPOSITS
  (Cost $222,666,115)                                               222,666,115
                                                                 --------------
VARIABLE RATE OBLIGATIONS++ -- 31.1%
Alliance & Leicester P.L.C.
   Series 144A(f)
     4.329%                               01/03/06*     165,000     165,000,000
American Express Credit Corp.
   Series 144A(f)
     4.420%                               01/20/06*     225,000     225,000,000
Bank of New York Co., Inc.
   Series 144A(f)
     4.330%                               01/10/06*     170,000     169,981,457
Bank One Corp.
     4.590%                               02/27/06      104,915     104,952,630
Beta Finance, Inc. Series 144A(f)
     4.318%                               12/31/05*      75,000      74,999,348
CFM International, Inc.
     4.380%                               01/03/06*      23,225      23,225,000
Eli Lilly Services, Inc.
   Series 144A(f)
     4.261%                               01/03/06*      75,000      75,000,000
General Electric Capital Corp.
     4.440%                               01/09/06*      15,000      15,000,000
Goldman Sachs Group, Inc.(h)
     4.321%                               01/03/06*      65,000      65,000,000
Goldman Sachs Group, Inc.
   Series 144A(f)
     4.469%                               01/17/06*     100,000     100,000,000
Goldman Sachs Group, Inc.
   Series 144A(f),(g)
     4.331%                               01/03/06*      85,000      85,000,000
     4.341%                               01/03/06       25,000      25,000,000
Harrier Finance Funding, L.L.C.
   Series 144A(f)
     4.329%                               01/17/06*      90,000      89,998,238
     4.339%                               01/17/06*     100,000     100,000,000
     4.349%                               01/25/06       76,500      76,499,997
HBOS Treasury Services P.L.C.
   Series 144A(f)
     4.153%                               01/12/06      104,180     104,181,902

ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)         VALUE+
----------                                --------   ----------  --------------
VARIABLE RATE OBLIGATIONS++ (CONTINUED)
K2, L.L.C. Series 144A(f)
     4.329%                               01/25/06   $   30,000  $   29,999,605
     4.364%                               01/25/06*      65,000      65,003,982
Lehman Brothers Holdings, Inc.
     4.114%                               01/03/06*      75,000      75,029,472
     4.460%                               01/23/06*     102,500     102,500,000
Money Market Trust Series A-2
   144A(f),(g)
     4.444%                               01/17/06*     208,000     208,000,000
Rural Electric Cooperative Grantor Trust
   (Kansas Electric Power Cooperative)
     4.380%                               01/04/06*      10,240      10,240,000
Tango Finance Corp. Series 144A(f)
     4.320%                               01/11/06*      55,000      54,996,655
     4.329%                               01/17/06*     132,000     131,991,827
     4.330%                               01/20/06*      60,000      59,994,963
U.S. Bank N.A.
     4.310%                               02/17/06       55,000      54,999,943
Westdeutsche Landesbank A.G.
   Series 144A(f)
     4.370%                               01/10/06*     100,000     100,000,000
White Pine Finance, L.L.C.
    Series 144A(f)
     4.329%                               01/25/06*      50,000      49,994,319
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $2,441,589,338)                                          2,441,589,338
                                                                 --------------
REPURCHASE AGREEMENTS -- 23.0%
Bank of America Securities, L.L.C.
     4.270%
   Agreement dated 12/30/05, proceeds at
   maturity $1,368,367,677 (Collateralized by
   $1,418,850,090 FNMA 5.000% to 5.500%,
   due from 02/01/35 to 10/01/35.
   The market value is
   $1,395,073,146.)                       01/03/06    1,367,719   1,367,718,770
Bank of Tokyo N.A.
     4.050%
   Agreement dated 12/30/05, proceeds at
   maturity $50,022,500 (Collateralized by
   $50,885,007 FNMA 5.188% to 6.000%,
   due from 11/01/34 to 06/01/35.
   The market value is
   $51,002,142.)                          01/03/06       50,000      50,000,000
Bank of Tokyo N.A.
     4.270%
   Agreement dated 12/30/05, proceeds at
   maturity $389,184,559 (Collateralized by
   $395,866,592 FNMA 5.188% to 6.000%,
   due from 11/01/34 to 06/01/35.
   The market value is
   $396,777,859.)                         01/03/06      389,000     389,000,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $1,806,718,770)                                          1,806,718,770
                                                                 --------------
                        See Notes to Financial Statements

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     SHARES          VALUE+
                                                  -----------   ---------------
TEMPORARY INVESTMENTS -- 2.1%
AIM Short-Term Investment Co.
   Liquid Assets Prime Portfolio
   (Cost $166,340,908)                            166,340,908   $   166,340,908
                                                                ---------------
TOTAL INVESTMENTS -- 100.3%
   (Cost $7,867,335,964(d))                                       7,867,335,964
                                                                ---------------

OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                                  9,495,392
Dividends payable                                                   (26,098,138)
Investment advisory fee payable                                        (673,635)
Administration fees payable                                            (279,164)
Service plan fees payable                                            (1,753,087)
Accrued expenses                                                       (389,379)
                                                                ---------------
                                                                    (19,698,011)
                                                                ---------------
NET ASSETS -- 100.0%

Applicable to 3,724,605,232 Institutional Shares,
   920,875,353 N Shares,1,409,730,133
   Exchange Shares, and 1,793,046,293
   Service Shares of  beneficial interest
   outstanding, $.001 par value (indefinite
   number of  shares has been authorized
   for each class of shares of the Fund (Note 8)                $ 7,847,637,953
                                                                ===============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
   SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
   EXCHANGE SHARES, AND SERVICE SHARES                          $          1.00
                                                                ===============

----------

+       See Note 2a to the Financial Statements.

++      Rate in effect on 12/31/05.

*       Date of next interest rate reset.

(d)     Aggregate cost for federal income tax purposes.

(e) These securities allow the issuer to extend the maturity date. The date shown is the date to which the security can be extended. Such securities could mature earlier than the extension date.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $424,758,145.

(h)     Illiquid security. Market value at December 31, 2005, is $65,000,000.

VR   -- Variable rate demand note; interest rate in effect on 12/31/05.
        Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS -- 99.7%
ALABAMA -- 5.3%
Chatom, Alabama, Industrial Development
   Board Pollution Control Revenue Bonds
   (Alabama Electric Project) VR
      3.700%                                   01/07/06   $ 3,050   $  3,050,000
Columbia, Alabama, Industrial
   Development Board Pollution Control
   Revenue Bonds (Alabama Power Co.
   Project) Series C VR
      3.750%                                   01/01/06    21,500     21,500,000
Columbia, Alabama, Industrial
   Development Board Pollution Control
   Revenue Bonds (Alabama Power Co.
   Project) Series D VR
      3.750%                                   01/01/06    10,000     10,000,000
Jefferson County, Alabama, Sewer
   Revenue Bonds (Eagle) Series
   20026020 144A, Class A VR(f)
      3.560%                                   01/07/06     9,830      9,830,000
Jefferson County, Alabama, Sewer
   Revenue Bonds (Eagle) Series
   20030029 144A, Class A VR(f)
      3.560%                                   01/07/06     9,900      9,900,000
Jefferson County, Alabama, Sewer
   Revenue Bonds Series C-2 VR
      3.440%                                   01/07/06    12,000     12,000,000
Jefferson County, Alabama, Sewer
   Revenue Bonds Series C-4 VR
      3.440%                                   01/07/06    10,000     10,000,000
                                                                    ------------
                                                                      76,280,000
                                                                    ------------
ALASKA -- 2.0%
Alaska State Housing Finance Corp.
   Governmental Purpose Revenue Bonds
   (University of Alaska) Series A VR
      3.580%                                   01/07/06    23,300     23,300,000
Alaska State Housing Finance Corp.
   Revenue Bonds (Spears) Series DB-132
   144A VR(f)
      3.550%                                   01/07/06     5,250      5,250,000
                                                                    ------------
                                                                      28,550,000
                                                                    ------------
ARIZONA -- 0.7%
Salt River Project, Arizona, Agricultural
   Improvement & Power District Electrical
   Systems Revenue Bonds Series
   20026010 144A, Class A VR(f)
      3.560%                                   01/07/06     9,900      9,900,000
                                                                    ------------

CALIFORNIA -- 2.3%
California State Department of Water
   Resources Power Supply Revenue
   Bonds Series B-2 VR
      3.750%                                   01/01/06    10,000     10,000,000
California State Department of Water
   Resources Power Supply Revenue
   Bonds Series B-5 VR
      3.720%                                   01/01/06    22,700     22,700,000
                                                                    ------------
                                                                      32,700,000
                                                                    ------------

ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
COLORADO -- 3.4%
Colorado Housing & Finance Authority
   Revenue Bonds (Multifamily
   Project-Class I) Series A-4 VR
      3.550%                                   01/04/06   $ 5,895   $  5,895,000
Moffat County, Colorado,Pollution
   Control Revenue Bonds (National
   Rural Utilities Co-Op) VR
      3.550%                                   01/07/06    32,135     32,135,000
Westminster, Colorado, Economic
   Development Authority, Tax Increment
   Revenue Bonds (North Huron Urban
   Renewal Project) VR
      3.550%                                   01/07/06    10,450     10,450,000
                                                                    ------------
                                                                      48,480,000
                                                                    ------------
CONNECTICUT -- 1.9%
Connecticut State Special Tax Obligation
   Revenue Bonds (Transportation
   Infrastructure Purposes) Series 2 VR
      3.550%                                   01/07/06    27,600     27,600,000
                                                                    ------------
FLORIDA -- 5.4%
Dade County, Florida, Industrial
   Development Authority Exempt
   Facilities Revenue Bonds (Florida
   Power & Light Co.) VR
      3.650%                                   01/01/06    25,400     25,400,000
Florida State Board of Education General
   Obligation Bonds (Eagle) Series
   2003025 144A, Class A VR(f)
      3.550%                                   01/07/06     4,900      4,900,000
Palm Beach County, Florida, School
   District TECP
      3.120%                                   03/09/06     7,000      7,000,000
Putnam County, Florida, Development
   Authority Pollution Control Revenue
   Bonds (Seminole Electric Co-Op, Inc.)
   Series D PS
      3.270%                                   06/15/06    15,000     15,000,000
St. Lucie County, Florida, Pollution Control
   Revenue Bonds (Florida Power & Light
   Co. Project) VR
      3.650%                                   01/01/06    25,000     25,000,000
                                                                    ------------
                                                                      77,300,000
                                                                    ------------
GEORGIA -- 3.2%
Burke County, Georgia, Development
   Authority Pollution Control Revenue
   Bonds (Georgia Power Co. Plant Vogtle
   Project) 1st Series PS
      2.830%                                   05/05/06    24,000     24,000,000
Henry County, Georgia, Water &
   Sewer Authority Revenue Bonds
   (Eagle) Series 720050008 144A,
   Class A VR(f)
      3.560%                                   01/07/06    16,640     16,640,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Monroe County, Georgia, Development
   Authority Pollution Control Revenue
   Bonds (Georgia Power Co. Plant
   Scherer Project) 2nd Series PS
      2.830%                                   05/05/06   $ 6,000   $  6,000,000
                                                                    ------------
                                                                      46,640,000
                                                                    ------------
HAWAII -- 0.7%
ABN AMRO Munitops Certificates Trust
   (Hawaii) Series 11 144A PS(f),(g)
      3.200%                                   03/16/06     9,980      9,980,000
                                                                    ------------
ILLINOIS -- 15.6%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 3 144A VR(f)
      3.560%                                   01/07/06    35,000     35,000,000
Chicago, Illinois, General Obligation
   Bonds (Eagle) Series 20030006-A
   144A VR(f)
      3.560%                                   01/07/06     4,800      4,800,000
Chicago, Illinois, Metropolitan Water
   Reclamation District of Greater Chicago
   General Obligation Bonds Series A VR
      3.500%                                   01/07/06    16,000     16,000,000
Chicago, Illinois, O'Hare International
   Airport General Airport Third Lien
   Revenue Bonds Series C VR
      3.510%                                   01/07/06    30,000     30,000,000
Hoffman Estates, Illinois, Tax Increment
   Revenue Bonds (Hoffman Estates
   Economic Development Project Area) VR
      3.520%                                   01/07/06    17,500     17,500,000
Illinois Development Finance Authority
   Revenue Bonds (Lake Forest Academy) VR
      3.530%                                   01/07/06     4,000      4,000,000
Illinois Development Finance Authority
   Revenue Bonds (McGaw YMCA
   Evanston Project) VR
      3.630%                                   01/07/06     4,000      4,000,000
Illinois Development Finance Authority
   Revenue Bonds (North Park University)
   VR
      3.430%                                   01/07/06    22,900     22,900,000
Illinois Development Finance Authority
   Revenue Bonds (Sacred Heart Schools
   Project) VR
      3.530%                                   01/07/06     2,300      2,300,000
Illinois Educational Facilities Authority
   Revenue Bonds (The Adler Planetarium)
   VR
      3.470%                                   01/07/06    10,000     10,000,000
Illinois Educational Facilities Authority
   Revenue Bonds (Field Museum of
   Natural History) VR
      3.580%                                   01/07/06    15,400     15,400,000

ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Finance Authority Revenue Bonds
   (Lake Forest Country Day School
   Project) VR
      3.530%                                   01/07/06   $ 3,250   $  3,250,000
Illinois Finance Authority Revenue Bonds
   (Music & Dance Theater Project) VR
      3.530%                                   01/07/06     5,000      5,000,000
Illinois Health Facilities Authority TECP
      2.830%                                   01/05/06    10,000     10,000,000
      2.870%                                   02/16/06    24,000     24,000,000
Illinois Health Facilities Authority
   Revenue Bonds (Advocate Health Care
      Network)
   Series A PS
      2.740%                                   07/06/06    11,130     11,130,000
Illinois Regional Transportation Authority
   Revenue Bonds (Eagle) Series
   720050003 144A, Class A VR(f)
      3.560%                                   01/07/06     4,950      4,950,000
Illinois State General Obligation Notes
      4.500%                                   03/30/06     5,000      5,015,939
                                                                    ------------
                                                                     225,245,939
                                                                    ------------
INDIANA -- 7.0%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 5 144A VR(f)
      3.560%                                   01/07/06    10,746     10,746,000
Indiana Health Facility Financing Authority
   Revenue Bonds (Ascension Health
   Credit Group) Series A-1 PS
      2.740%                                   07/03/06    17,000     17,000,000
Indiana Health Facility Financing Authority
   Revenue Bonds (Ascension Health
   Credit Group) Series A-3 PS
      2.500%                                   02/01/06    21,000     21,000,000
Indiana Health Facility Financing Authority
   Revenue Bonds (Union Hospital, Inc.
   Project) VR
      3.580%                                   01/07/06     7,400      7,400,000
Indiana State Office Building Commission
   TECP
      3.180%                                   04/07/06    30,973     30,973,000
Indiana Transportation Finance Authority
   Highway Revenue Bonds (Spears)
   Series DB-114 144A VR(f)
      3.550%                                   01/05/06     3,985      3,985,000
Indiana Transportation Finance Authority
   Highway Revenue Bonds (Spears)
   Series DB-117 144A VR(f)
      3.550%                                   01/05/06     2,075      2,075,000
Purdue University, Indiana, Student Fee
   Revenue Bonds Series S VR
   3.520%                                      01/07/06     7,600      7,600,000
                                                                    ------------
                                                                     100,779,000
                                                                    ------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                   PAR
YIELD/RATE                                     MATURITY     (000)      VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
KANSAS -- 0.4%
Wichita, Kansas, Hospital Facilities
   Improvement Revenue Bonds (St.
   Francis Regional Medical Center)
   Series A-3 144A VR(f)
      3.550%                                   01/07/06   $ 5,940   $  5,940,000
                                                                    ------------
KENTUCKY -- 1.1%
Kentucky Economic Development Finance
   Authority Revenue Bonds (Catholic
   Health Initiatives) Series C VR
      3.560%                                   01/07/06     5,300      5,300,000
Mason County, Kentucky, Pollution Control
   Revenue Bonds (East Kentucky Power
   Co-Op) Series B-2 VR
      3.700%                                   01/07/06     6,120      6,120,000
Mason County, Kentucky, Pollution Control
   Revenue Bonds (East Kentucky Power
   Co-Op) Series B-3 VR
      3.700%                                   01/07/06     4,260      4,260,000
                                                                    ------------
                                                                      15,680,000
                                                                    ------------
MASSACHUSETTS -- 2.1%
Massachusetts Water Resources
   Authority TECP
      3.080%                                   02/02/06     9,400      9,400,000
      3.150%                                   03/09/06     8,000      8,000,000
Route 3 North Transportation Improvement
   Association, Massachusetts Lease
   Revenue Bonds Series B VR
      3.490%                                   01/07/06    12,150     12,150,000
                                                                    ------------
                                                                      29,550,000
                                                                    ------------
MICHIGAN -- 2.6%
Detroit, Michigan, City School District
   General Obligation Bonds (Eagle) Series
   20026013 144A, Class A VR(f)
      3.560%                                   01/07/06     7,680      7,680,000
Detroit, Michigan, City School District
   General Obligation Bonds (Eagle)
   Series 20026014 144A, Class A
   VR(f)
      3.560%                                   01/07/06     7,200      7,200,000
Grand Valley State University, Michigan
   Revenue Bonds Series A VR
      3.530%                                   01/07/06    15,905     15,905,000
Michigan State Strategic Fund Limited
   Obligation Revenue Bonds (Southgate
   Properties Project) VR
      3.560%                                   01/07/06     6,725      6,725,000
                                                                    ------------
                                                                      37,510,000
                                                                    ------------
MINNESOTA -- 1.9%
University of Minnesota Revenue Bonds
   Series A VR
      3.580%                                   01/04/06    27,590     27,590,000
                                                                    ------------
MISSISSIPPI -- 1.4%
Claiborne County, Mississippi TECP
      3.270%                                   03/09/06    15,900     15,900,000

ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI (CONTINUED)
Mississippi State General Obligation
   Bonds (Eagle) Series 20026018 144A,
   Class A VR(f)
      3.560%                                   01/07/06   $ 4,000   $  4,000,000
                                                                    ------------
                                                                      19,900,000
                                                                    ------------
MISSOURI -- 3.3%
Bi State Development Agency,
   Missouri-Illinois Metropolitan District
   Mass Transit Revenue Bonds
   (MetroLink Cross County Project)
   Series A VR
      3.400%                                   01/07/06     7,000      7,000,000
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (Eagle) Series 20026026 144A, Class A
   VR(f)
      3.560%                                   01/07/06     2,700      2,700,000
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (SSM Health Care) Series C-2 VR
      3.480%                                   01/07/06     3,000      3,000,000
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (Washington University) (Eagle)
   Series 20030003 144A, Class A
   VR(f)
      3.560%                                   01/07/06     9,900      9,900,000
Missouri State Highways & Transit
   Commission State Road Revenue
   Bonds Series A
      4.000%                                   05/01/06    23,835     23,943,412
St. Louis County, Missouri, Industrial
   Development & Educational Facilities
   Revenue Bonds (Whitefield School,
   Inc.) Series B VR
      3.570%                                   01/07/06     1,200      1,200,000
                                                                    ------------
                                                                      47,743,412
                                                                    ------------
NEVADA -- 2.7%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 19 144A VR(f)
      3.610%                                   01/07/06    10,950     10,950,000
Clark County, Nevada TECP
      3.080%                                   02/02/06     5,000      5,000,000
      3.130%                                   04/06/06    10,000     10,000,000
Clark County, Nevada, School District
   General Obligation Bonds Series A VR
      3.690%                                   01/03/06    13,365     13,365,000
                                                                    ------------
                                                                      39,315,000
                                                                    ------------
NEW JERSEY -- 1.5%
New Jersey Economic Development
   Authority Water Facilities Revenue
   Bonds (United Water New Jersey, Inc.
   Project) Series A VR
      3.750%                                   01/03/06    20,850     20,850,000
                                                                    ------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)        VALUE+
----------                                  --------   ---------   ------------

MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 2.8%
ABN AMRO Munitops Certificates Trust
   (New York) Series 2 144A VR(f)
      3.530%                                01/07/06   $  14,605   $ 14,605,000
Buffalo, New York, Fiscal Stability
   Authority Series A-1 BANS
      4.000%                                05/15/06       5,000      5,022,449
      4.000%                                08/14/06       8,000      8,054,942
New York City, New York, General
   Obligation Bonds Series C VR
      3.430%                                01/01/06       1,840      1,840,000
New York City, New York, Transitional
   Finance Authority Certificates (STARS)
   Series 7 144A VR(f)
      3.540%                                01/07/06       3,135      3,135,000
New York City, New York, Transitional
   Finance Authority Revenue Bonds
   (New York City Recovery) Subseries
   B-3 VR
      3.750%                                01/01/06       7,800
                                                                      7,800,000
                                                                   ------------
                                                                     40,457,391
                                                                   ------------
NORTH CAROLINA -- 0.1%
North Carolina State General Obligation
   Bonds (Eagle) Series 720051001 144A,
Class A VR(f)
      3.560%                                01/07/06       2,000      2,000,000
                                                                   ------------
OHIO -- 2.3%
Cuyahoga County, Ohio, Hospital Revenue
   Bonds (Metrohealth System Project) VR
      3.570%                                01/07/06       8,035      8,035,000
Cuyahoga County, Ohio, Revenue Bonds
   (The Ratner School Project) VR
      3.590%                                01/07/06       6,500      6,500,000
Kent State University, Ohio, Revenue
   Bonds VR
      3.550%                                01/07/06      12,775     12,775,000
Ohio State Higher Educational Facility
   Commission Revenue Bonds (Pooled
   Financing 2002 Program) Series A VR
      3.580%                                01/07/06       4,890      4,890,000
Ohio State Higher Educational Facility
   Commission Revenue Bonds (Pooled
   Financing 2003 Program) Series A VR
      3.580%                                01/07/06       1,440      1,440,000
                                                                   ------------
                                                                     33,640,000
                                                                   ------------
OREGON -- 2.1%
Clakamas County, Oregon, Hospital
   Facility Authority Revenue Bonds
   (Legacy Health System) VR
      3.500%                                01/07/06      23,500     23,500,000
Eugene, Oregon, Electric Utility Revenue
   Bonds (Eagle) Series 20030022 144A,
   Class A VR(f)
      3.560%                                01/07/06       5,880
                                                                      5,880,000
                                                                   ------------
                                                                     29,380,000
                                                                   ------------

ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)        VALUE+
----------                                  --------   ---------   ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 4.1%
Berks County, Pennsylvania, Industrial
   Development Authority Revenue Bonds
   (Richard J. Caron Foundation Project)
   VR
      3.570%                                01/07/06   $   2,800   $  2,800,000
Delaware County, Pennsylvania, Industrial
   Development Authority Pollution Control
   Revenue Bonds (Exelon Generation Co.,
   L.L.C.) VR
      3.750%                                01/01/06      33,910     33,910,000
Pennsylvania Intergovernmental
   Cooperation Authority Special Tax
   Revenue Refunding Bonds (City of
   Philadelphia Funding Program) VR
      3.540%                                01/07/06       2,175      2,175,000
Philadelphia, Pennsylvania, Water &
   Wastewater Revenue Bonds VR
      3.490%                                01/04/06       5,000      5,000,000
SouthCentral Pennsylvania General
   Authority Revenue Bonds (Wellspan
   Health Obligated Group) Series C VR
      3.480%                                01/07/06       3,000      3,000,000
SouthCentral Pennsylvania General
   Authority Revenue Bonds (Wellspan
   Health Obligated Group) Series D VR
      3.480%                                01/07/06      12,525     12,525,000
                                                                   ------------
                                                                     59,410,000
                                                                   ------------
TEXAS -- 15.6%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 8 144A VR(f)
      3.560%                                01/07/06       5,000       5,000,000
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 9 144A VR(f)
      3.540%                                01/05/06      10,002      10,002,000
ABN AMRO Munitops Certificates
   Trust (Multistate) Series 15 144A
   VR(f)
      3.610%                                01/05/06      15,925      15,925,000
Corpus Christi, Texas, Utility Systems
   Revenue Bonds (Spears) Series
   DB-126 144A VR(f)
      3.550%                                01/07/06      5,545        5,545,000
Denton, Texas, Independent School
   District General Obligation Bonds
   Series A VR
      3.580%                                01/07/06      15,000      15,000,000
Harris County, Texas, Health Facilities
   Development Corp. Hospital Revenue
   Bonds (Texas Children's Hospital)
   Series B-1 VR
      3.800%                                01/03/06      10,000      10,000,000
Houston, Texas, Independent School
   District General Obligation Bonds
   Series 144A VR(f)
      3.550%                                01/07/06       5,000      5,000,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)        VALUE+
----------                                  --------   ---------   ------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Houston, Texas, Water & Sewer System
   Revenue Bonds (STARS) Series 14
      144A VR(f)
      3.550%                                01/07/06   $   1,000   $  1,000,000
Nueces County, Texas, Health Facilities
   Development Corp. Revenue Bonds
   (Driscoll Children's
   Foundation Project)VR
      3.580%                                01/07/06      17,600     17,600,000
San Antonio, Texas, Electric & Gas
   Revenue Bonds VR
      3.580%                                01/07/06      21,000     21,000,000
Texas Municipal Power Agency Revenue
   Bonds Series 144A VR(f)
      3.580%                                01/07/06      30,000     30,000,000
Texas Small Business Industrial
   Development Revenue Bonds VR
      3.580%                                01/07/06      35,000     35,000,000
Texas State TRANS
      4.500%                                08/31/06      10,000     10,096,534
Texas State General Obligation Bonds
   (Eagle) Series 200030026 144A,
   Class A VR(f)
      3.560%                                01/07/06       2,410      2,410,000
University of North Texas TECP
      3.150%                                01/10/06      19,993     19,993,000
University of Texas System, Board
   of Regents TECP
      3.110%                                02/09/06      10,000     10,000,000
      2.900%                                03/09/06      11,425     11,425,000
                                                                   ------------
                                                                    224,996,534
                                                                   ------------
VIRGINIA -- 0.4%
Clarke County, Virginia, Industrial
   Development Authority Hospital
   Facilities Revenue Bonds
   (Winchester Medical Center,
   Inc.) VR
      3.550%                                01/07/06       1,500      1,500,000
Loudoun County, Virginia, Industrial
   Development Authority Revenue
   Bonds (Howard Hughes Medical
   Institute) Series C VR
      3.750%                                01/01/06       4,810
                                                                      4,810,000
                                                                   ------------
                                                                      6,310,000
                                                                   ------------
WASHINGTON -- 1.2%
Issaquah, Washington, Community
   Properties Revenue Bonds Series A VR
      3.530%                                01/07/06      15,000     15,000,000
Washington State General Obligation
   Bonds Series 144A VR(f)
      3.560%                                01/07/06       2,285
                                                                      2,285,000
                                                                   ------------
                                                                     17,285,000
                                                                   ------------

ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)         VALUE+
----------                                  --------   ---------   -------------

MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA -- 1.4%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 12 144A VR(f)
      3.540%                                01/07/06   $  15,000   $ 15,000,000
West Virginia University Revenue
   Bonds (Spears) Series DB-119
      144A VR(f)
      3.550%                                01/07/06       5,440
                                                                      5,440,000
                                                                  -------------
                                                                     20,440,000
                                                                  -------------
WISCONSIN -- 3.2%
Milwaukee, Wisconsin, Redevelopment
   Authority Revenue Bonds (American
   Society for Quality) VR
      3.580%                                01/07/06       2,000      2,000,000
Waukesha, Wisconsin BANS
      3.500%                                05/01/06       3,900      3,900,000
Wisconsin Health & Educational Facilities
   Authority Revenue Bonds (Wheaton
   Franciscan Services, Inc. System)
   Series B VR
      3.500%                                01/01/06      40,750
                                                                     40,750,000
                                                                  -------------
                                                                     46,650,000
                                                                  -------------
WYOMING -- 2.0%
Gillette, Wyoming, Pollution Control
   Revenue Bonds (Pacificorp Project) VR
      3.630%                                01/07/06      10,000     10,000,000
Platte County, Wyoming, Pollution Control
   Revenue Bonds (Tri-State Generation
   & Transmission Association) Series A
      VR
      3.750%                                01/01/06      11,160     11,160,000
Platte County, Wyoming, Pollution Control
   Revenue Bonds (Tri-State Generation &
   Transmission Association) Series B VR
      3.750%                                01/01/06       7,950
                                                                      7,950,000
                                                                  -------------
                                                                     29,110,000
                                                                  -------------
TOTAL MUNICIPAL BONDS
   (Cost $1,437,212,276)
                                                                  1,437,212,276
                                                                  -------------

                                                         SHARES
                                                       ---------
TEMPORARY INVESTMENTS -- 0.1%
AIM Tax-Free Investment Co. Cash
   Reserve Portfolio                                     477,293        477,293
Dreyfus Tax-Exempt Cash Management
   #264                                                    3,118          3,118
Goldman Sachs Financial Square
   Tax-Exempt Money Market Portfolio                     170,570
                                                                         170,570
                                                                   -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $650,981)
                                                                         650,981
                                                                   -------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $1,437,863,257(d))
                                                                   1,437,863,257
                                                                   -------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                     VALUE+
                                                               ----------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Interest receivable and other assets                           $      7,008,650
Dividends payable                                                    (3,456,754)
Investment advisory fee payable                                        (128,346)
Administration fees payable                                            (153,261)
Service plan fees payable                                              (121,936)
Accrued expenses                                                        (84,161)
                                                               ----------------
                                                                      3,064,192
                                                               ----------------
NET ASSETS -- 100.0%
Applicable to 1,035,273,365 Institutional Shares,
   257,885,975 N Shares, and 147,970,584
   Service Shares of beneficial interest
   outstanding, $.001 par value (indefinite
   number of shares has been authorized
   for each class of shares of the Fund)
   (Note 8)                                                    $  1,440,927,449
                                                               ================

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER SHARE EACH FOR INSTITUTIONAL SHARES,
   N SHARES, AND SERVICE SHARES                                $           1.00
                                                               ================
----------

+       See Note 2a to the Financial Statements.

(d)     Aggregate cost for federal income tax purposes.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $9,980,000.

PS   -- Security with a "put" feature; date shown is when security may be put back for redemption.

VR   -- Variable rate demand note; interest rate in effect on 12/31/05.
        Maturity date is the later of the next interest rate change or exercise of the demand feature.

BANS--  Bond Anticipation Note.

TECP--  Tax-Exempt Commercial Paper.

TRANS-- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

AGENCY OBLIGATIONS -- 0.9%
Federal Home Loan Mortgage Corp.
      3.625%                                      02/15/08  $    917  $  897,053
Federal National Mortgage Association
      5.250%                                      08/01/12       665     672,304
                                                                      ----------
TOTAL AGENCY OBLIGATIONS
   (Cost $1,615,757)                                                   1,569,357
                                                                      ----------
ASSET-BACKED SECURITIES -- 8.0%
Bank One Issuance Trust Series 2003-C1,
   Class C1
      4.540%                                      09/15/10     2,000   1,981,542
Capital One Multi-Asset Execution Trust
   Series 2004-C1, Class C1
      3.400%                                      11/16/09     2,300   2,263,488
Capital One Multi-Asset Execution Trust
   Series 2005-A2, Class A2
      4.050%                                      02/15/11     1,600   1,575,932
Citibank Credit Card Issuance Trust
   Series 2003-A6, Class A6
      2.900%                                      05/17/10     1,200   1,149,580
Citibank Credit Card Issuance Trust
   Series 2005-B1, Class B1
      4.400%                                      09/15/10     1,200   1,182,993
Franklin Auto Trust Series 2005-1,
   Class A4
      5.010%                                      05/20/13     1,655   1,657,974
Providian Gateway Master Trust
   Series 2004-DA 144A, Class A(f)
      3.350%                                      09/15/11     1,600   1,560,000
Structured Asset Investment Loan Trust
   Series 2003-BC4, Class 2A2
      5.029%                                      05/25/33       150     149,794
Structured Asset Investment Loan Trust
   Series 2004-5A 144A, Class A(f),(g)
      4.500%                                      06/27/34        61      61,353
Structured Asset Securities Corp.
   Series 2004-5H, Class A2
      4.430%                                      12/25/33       486     483,539
Structured Asset Securities Corp.
   Series 2005-4XS, Class 3A2
      4.270%                                      03/25/35     1,239   1,218,365
Volkswagen Auto Lease Trust
   Series 2005-A, Class A4
      3.940%                                      10/20/10     1,455   1,433,505
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $14,908,752)                                                 14,718,065
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.2%
Adjustable Rate Mortgage Trust
   Series 2005-11, Class 2A42
      5.366%                                      02/25/36     2,740   2,734,138
Bear Stearns Commercial Mortgage
   Securities, Inc. Series 2005-T18,
   Class A4
      4.933%                                      02/13/42     1,800   1,769,936
Countrywide Home Loans Series 2003-J6,
   Class 1A1
      5.500%                                      08/25/33     1,798   1,771,821

   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
DLJ Commercial Mortgage Corp.
   Series 1998-CF2, Class A1A
      5.880%                                      11/12/31  $    577  $  578,277
DLJ Mortgage Acceptance Corp.
   Series 1996-M 144A, Class 1(f)
      0.000%                                      11/28/11        21      19,954
Federal Home Loan Mortgage Corp.
   Series 199, Class IO
      6.500%                                      08/01/28       352      78,574
Federal Home Loan Mortgage Corp.
   Series 1848, Class PG
      7.000%                                      05/15/26     3,250   3,386,115
Federal Home Loan Mortgage Corp.
   Series 2390, Class PW
      6.000%                                      04/15/15     5,195   5,293,976
Federal Home Loan Mortgage Corp.
   Series 2443, Class TD
      6.500%                                      10/15/30        93      93,124
Federal Home Loan Mortgage Corp.
   Series 2770, Class LA
      4.500%                                      04/15/33     1,629   1,580,466
Federal Home Loan Mortgage Corp.
   Series 2835, Class HB
      5.500%                                      08/15/24     1,850   1,893,716
Federal Home Loan Mortgage Corp.
   Series 2886, Class CK
      5.000%                                      11/15/19     1,070   1,056,468
Federal National Mortgage Association
   Series 1993-197, Class SB
      9.737%                                      10/25/08       395     403,092
Federal National Mortgage Association
   Series 1997-20, Class IO
      1.840%                                      03/25/27     3,198     212,992
Federal National Mortgage Association
   Series 1998-T1, Class A
      6,208.960%                                  12/28/28         0          40
Federal National Mortgage Association
   Series 2000-M1, Class B
      7.446%                                      11/17/18        34      34,370
Federal National Mortgage Association
   Series 2002-73, Class OE
      5.000%                                      11/25/17     5,522   5,448,076
Federal National Mortgage Association
   Series 2003-35, Class BC
      5.000%                                      05/25/18     1,875   1,854,205
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR3, Class 3A3
      4.893%                                      06/19/35     1,561   1,554,416
Government National Mortgage
   Association Series 2004-45, Class A
      4.020%                                      12/16/21     2,798   2,735,121
Government National Mortgage
   Association Series 2004-84, Class XC IO
      0.496%                                      09/16/44    31,248   2,079,323
Government National Mortgage
   Association Series 2004-108, Class C
      5.039%                                      12/16/32     1,320   1,304,017

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
LB-UBS Commercial Mortgage Trust
   Series 2000-C4, Class A1
      7.180%                                      09/15/19  $    779 $   794,616
LB-UBS Commercial Mortgage Trust
   Series 2001-C2, Class A1
      6.270%                                      06/15/20       538     551,950
LB-UBS Commercial Mortgage Trust
   Series 2005-C5, Class A3
      4.964%                                      09/15/30     1,658   1,643,020
Master Alternative Loans Trust
   Series 2004-13, Class 8A1
      5.500%                                      01/25/25       967     955,741
Master Asset Securitization Trust
   Series 2003-7, Class 4A33
      5.250%                                      09/25/33     2,000   1,940,646
Morgan Stanley Capital I Series 1998-WF2,
   Class A2
      6.540%                                      07/15/30     2,200   2,265,525
Morgan Stanley Capital I Series 2005-T17,
   Class A5
      4.780%                                      12/13/41       925     900,471
Residential Accredit Loans, Inc.
   Series 2003-QS14, Class A1
      5.000%                                      07/25/18     1,881   1,851,743
Structured Asset Securities Corp.
   Series 1998-RF3, Class AIO IO
      6.100%                                      06/15/28     2,192     204,152
Structured Asset Securities Corp.
   Series 2003-34A, Class 6A
      5.139%                                      11/25/33     1,152   1,141,279
Structured Asset Securities Corp.
   Series 2005-2XS, Class 2A2
      5.150%                                      02/25/35     1,367   1,355,732
Structured Asset Securities Corp.
   Series 2005-15, Class 4A1
      6.000%                                      08/25/35     1,738   1,742,837
Washington Mutual Mortgage
   Securities Corp. Series 2002-S8, Class 2A7
      5.250%                                      01/25/18       791     784,881
Wells Fargo Mortgage-Backed Securities
   Trust Series 2004-7, Class 2A2
      5.000%                                      07/25/19     2,302   2,269,147
WMALT Mortgage Pass-Through
   Certificates Series 2005-4, Class CB7
      5.500%                                      06/25/35     1,825   1,783,188
WMALT Mortgage Pass-Through
   Certificates Series 2005-6, Class 2A7
      5.500%                                      08/25/35     1,830   1,829,096
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS(Cost $58,721,863)                                         57,896,241
                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 14.5%
Federal National Mortgage Association
   Pool #250888
      7.000%                                      04/01/12        83      86,203
Federal National Mortgage Association
   Pool #359740
      7.000%                                      10/01/26        12      12,267

   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
   Pool #364248
      7.000%                                      01/01/27  $     63 $    65,913
Federal National Mortgage Association
   Pool #695910
      5.000%                                      05/01/18     1,247   1,236,169
Federal National Mortgage Association
   Pool #725232
      5.000%                                      03/01/34     4,457   4,335,413
Federal National Mortgage Association
   Pool #734890
      5.000%                                      08/01/18     2,309   2,287,935
Federal National Mortgage Association
   Pool #744361
      5.500%                                      10/01/33       934     927,070
Federal National Mortgage Association
   Pool #756294
      5.500%                                      12/01/33     1,711   1,699,321
Federal National Mortgage Association
   Pool #759299
      5.500%                                      01/01/34     2,632   2,613,096
Federal National Mortgage Association
   Pool #779482
      5.500%                                      06/01/34     3,877   3,843,469
Federal National Mortgage Association
   Pool #780020
      6.000%                                      05/01/34     2,707   2,733,752
Federal National Mortgage Association
   Pool #804292
      5.000%                                      11/01/34     1,031   1,001,512
Federal National Mortgage Association
   Pool #810426
      6.000%                                      03/01/35     1,183   1,194,776
Federal National Mortgage Association
   Pool #821954
      5.500%                                      06/01/35     1,542   1,527,718
Federal National Mortgage Association
   Pool #821994
      5.500%                                      07/01/35     1,557   1,542,297
Government National Mortgage
   Association Pool #442138
      8.000%                                      11/15/26       160     171,989
Government National Mortgage
   Association Pool #555127
      7.000%                                      09/15/31       154     161,663
Government National Mortgage
   Association Pool #780167
      7.000%                                      12/15/24       556     585,813
Government National Mortgage
   Association Pool #781040
      7.500%                                      11/15/17       837     881,254

TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $27,205,202)
                                                                      26,907,630
                                                                     -----------
CORPORATE BONDS -- 22.6%
ELECTRIC -- 0.1%
Consolidated Edison Co. of New York
      5.700%                                      02/01/34       225     230,703
                                                                     -----------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK -- 3.4%
Capital One Financial Co.
      5.500%                                      06/01/15  $  1,510  $1,503,892
Citigroup, Inc.
      6.500%                                      01/18/11       220     234,662
European Investment Bank
      2.375%                                      06/15/07       780     756,688
First Union Institutional Capital I
      8.040%                                      12/01/26       310     328,949
Marshall & Ilsley Corp.
      4.375%                                      08/01/09     2,000   1,965,732
Royal Bank of Scotland Group P.L.C.
      5.050%                                      01/08/15     1,560   1,551,501
                                                                      ----------
                                                                       6,341,424
                                                                      ----------
FINANCE - NON-BANK -- 7.1%
Allstate Life Global Funding Trust
      3.850%                                      01/25/08       460     451,240
American Express Credit Corp.
      3.000%                                      05/16/08       990     949,309
American General Finance Corp.
      5.400%                                      12/01/15     1,630   1,627,917
Associates Corp. N.A.
      6.950%                                      11/01/18       420     484,557
CIT Group, Inc.
      5.000%                                      02/13/14       450     440,893
Countrywide Home Loan, Inc.
      4.125%                                      09/15/09     1,125   1,084,568
EOP Operating L.P.
      7.750%                                      11/15/07     1,570   1,645,322
General Electric Capital Corp.
      4.125%                                      09/01/09       700     682,003
Goldman Sachs Capital I, Inc.
      6.345%                                      02/15/34     1,000   1,054,058
John Deere Capital Corp.
      5.100%                                      01/15/13       645     653,028
Lehman Brothers Holdings, Inc.
      4.000%                                      01/22/08       350     344,370
      7.000%                                      02/01/08       220     229,131
Morgan Stanley
      4.000%                                      01/15/10     1,000     962,813
Residential Capital Corp.
      6.375%                                      06/30/10       600     610,258
Simon Property Group L.P.
      5.375%                                      08/28/08       740     744,206
Textron Financial Corp.
      5.875%                                      06/01/07     1,065   1,078,198
                                                                      ----------
                                                                      13,041,871
                                                                      ----------
INDUSTRIAL -- 6.1%
Boeing Capital Corp.
      6.500%                                      02/15/12       205     221,562
Boeing Co.
      8.750%                                      09/15/31       590     847,291
Centex Corp.
      4.550%                                      11/01/10     1,500   1,439,328
Comcast Corp.
      5.300%                                      01/15/14        19      18,670
      4.950%                                      06/15/16       635     600,222

   COUPON                                                     PAR
    RATE                                          MATURITY   (000)     VALUE+
------------                                      --------  --------  ----------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
DaimlerChrysler N.A. Holding Corp.
      4.875%                                      06/15/10  $  1,380  $1,348,740
Diageo Capital P.L.C.
      4.375%                                      05/03/10       325     317,304
Genentech, Inc.
      5.250%                                      07/15/35       900     870,503
General Mills, Inc.
      6.000%                                      02/15/12       826     865,551
H.J. Heinz Co.
      6.000%                                      03/15/08     1,790   1,826,953
Harrahs Operating Co., Inc.
      5.625%                                      06/01/15     1,045   1,028,480
Kroger Co.
      6.800%                                      04/01/11       500     524,954
Procter & Gamble Co. - Guaranteed
   ESOP Debentures Series A
      9.360%                                      01/01/21       500     649,572
Schering-Plough Corp.
      6.500%                                      12/01/33       575     656,951
                                                                      ----------
                                                                      11,216,081
                                                                      ----------
OIL -- 2.1%
Burlington Resources Finance Co.
      6.500%                                      12/01/11     1,000   1,080,823
Conoco Funding Co.
      6.350%                                      10/15/11       215     230,647
Conoco, Inc.
      6.950%                                      04/15/29     1,335   1,616,271
Marathon Oil Corp.
      5.375%                                      06/01/07     1,000   1,005,669
                                                                      ----------
                                                                       3,933,410
                                                                      ----------
TELEPHONES -- 3.3%
BellSouth Corp.
      6.000%                                      11/15/34     1,800   1,804,514
France Telecom S.A.
      8.000%                                      03/01/11     1,100   1,229,951
Verizon Global Funding Corp.
      7.250%                                      12/01/10     1,105   1,200,310
Verizon Wireless Capital, L.L.C.
      5.375%                                      12/15/06     1,000   1,003,522
Vodafone Group P.L.C.
      7.750%                                      02/15/10       860     942,762
                                                                      ----------
                                                                       6,181,059
                                                                      ----------
TRANSPORTATION -- 0.5%
Burlington Northern Santa Fe Corp.
      7.950%                                      08/15/30       700     918,805
Federal Express Corp.
      6.720%                                      01/15/22         2       2,556
                                                                      ----------
                                                                         921,361
                                                                      ----------
TOTAL CORPORATE BONDS
   (Cost $41,671,909)
                                                                      41,865,909
                                                                      ----------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

   COUPON                                                  PAR
    RATE                                      MATURITY    (000)       VALUE+
------------                                  --------   --------    ----------

U.S. TREASURY OBLIGATIONS -- 20.2%
U.S. TREASURY BONDS -- 9.3%
      7.250%                                  05/15/16   $ 3,455   $  4,243,445
      8.750%                                  08/15/20     5,068      7,292,381
      8.000%                                  11/15/21       650        895,705
      6.125%                                  11/15/27     1,975      2,383,888
      5.500%                                  08/15/28     2,200      2,474,400
                                                                   ------------
                                                                     17,289,819
                                                                   ------------
U.S. TREASURY NOTES -- 10.9%
      4.375%                                  11/15/08     1,945      1,945,912
      3.500%                                  08/15/09     4,185      4,064,518
      3.875%                                  07/15/10     3,600      3,529,408
      5.000%                                  02/15/11     1,000      1,030,274
      4.875%                                  02/15/12     7,700      7,907,846
      4.250%                                  08/15/14     1,755      1,736,355
                                                                   ------------
                                                                     20,214,313
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $37,535,000)                                                37,504,132
                                                                   ------------

                                                        SHARES
                                                        ------
TEMPORARY INVESTMENTS -- 1.7%
Goldman Sachs Financial Square
   Money Market Portfolio                            2,052,499        2,052,499
JPMorgan Prime Money Market Fund                     1,167,785        1,167,785
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $3,220,284)                                                  3,220,284
                                                                   ------------
TOTAL INVESTMENTS -- 99.1%
   (Cost $184,878,767)                                              183,681,618
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.9%
Interest receivable and other assets                                  1,645,356
Receivable for capital stock sold                                       313,246
Dividends payable                                                      (232,131)
Investment advisory fee payable                                         (60,460)
Administration fees payable                                              (9,779)
Service plan fees payable                                                (1,213)
Accrued expenses                                                        (18,043)
                                                                   ------------
                                                                      1,636,976
                                                                   ------------

                                                                      VALUE+
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 18,149,283 Institutional
   Shares,276,970 N Shares, and 78,323 A
   Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares has been
   authorized for each class of
   shares of the Fund) (Note 8)                                    $185,318,594
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($181,760,483/18,149,283)                                       $      10.01
                                                                   ============
NET ASSET VALUE, OFFERING, AND
   REDEMPTION PRICE PER N SHARE
   ($2,773,745/276,970)                                            $      10.01
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE
   ($784,366/78,323)                                               $      10.01
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER
   A SHARE ($10.01/0.955)
   (NOTE 5)                                                        $      10.48
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $184,879,729
                                                                   ============
      Gross Appreciation                                           $  1,389,341
      Gross Depreciation                                             (2,587,453)
                                                                   ------------
      Net Depreciation                                             $ (1,198,112)
                                                                   ============

+       See Note 2a to the Financial Statements.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $61,353.

IO      -- Interest Only Security.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT HIGH YIELD BOND FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS -- 96.6%
AEROSPACE & DEFENSE -- 2.1%

Aviall, Inc.
    7.625%                             07/01/11    $       535    $   551,050
Gencorp, Inc.
    9.500%                             08/15/13            423        456,840
L-3 Communications Corp.
    5.875%                             01/15/15            600        585,000
                                                                  -----------
                                                                    1,592,890
                                                                  -----------

ALCOHOLIC BEVERAGES -- 0.0%
Constellation Brands, Inc. Series B
    8.125%                             01/15/12             25         26,125
                                                                  -----------

AUTO COMPONENTS -- 1.6%
Commercial Vehicle Group, Inc.
  Series 144A(f)
    8.000%                             07/01/13            220        218,350
Goodyear Tire & Rubber Co.
  Series 144A(f)
    9.000%                             07/01/15            435        430,650
Navistar International Corp.
    7.500%                             06/15/11            455        435,663
    6.250%                             03/01/12            150        135,000
                                                                  -----------
                                                                    1,219,663
                                                                  -----------
AUTOMOBILES -- 1.4%
Adesa, Inc.
    7.625%                             06/15/12             62         62,000
General Motors Acceptance Corp.
    6.875%                             08/28/12            575        518,934
United Auto Group, Inc.
    9.625%                             03/15/12            443        468,473
                                                                  -----------
                                                                    1,049,407
                                                                  -----------
CASINOS -- 3.4%
Boyd Gaming Corp.
    7.750%                             12/15/12            110        115,775
    6.750%                             04/15/14            250        249,375
Kerzner International Series
  144A(f)
    6.750%                             10/01/15            660        645,150
Las Vegas Sands Corp.
    6.375%                             02/15/15            400        387,000
MGM Mirage, Inc.
    6.750%                             09/01/12            495        504,281
    6.625%                             07/15/15            255        255,637
Station Casinos, Inc.
    6.500%                             02/01/14            150        152,250
    6.875%                             03/01/16            257        264,068
                                                                  -----------
                                                                    2,573,536
                                                                  -----------
CHEMICALS -- 4.7%
Airgas, Inc.
    6.250%                             07/15/14            170        167,875
Ethyl Corp.
    8.875%                             05/01/10            450        473,625
Georgia Gulf Corp.
    7.125%                             12/15/13            575        592,969
-----------------------------------------------------------------------------

COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------
CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
Hercules, Inc.
    6.750%                             10/15/29    $       660    $   638,550
Lyondell Chemical Co.
    10.500%                            06/01/13            625        713,281
Methanex Corp.
    6.000%                             08/15/15            350        340,745
NOVA Chemicals Corp.
    6.500%                             01/15/12            650        632,937
                                                                  -----------
                                                                    3,559,982
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.6%
Ashtead Holdings P.L.C. Series 144A(f)
    8.625%                             08/01/15            175        185,062
CHC Helicopter Corp.
    7.375%                             05/01/14            600        609,750
Iron Mountain, Inc.
    7.750%                             01/15/15            375        379,687
    6.625%                             01/01/16            250        233,750
Mac-Gray Corp.
    7.625%                             08/15/15            455        460,688
Mobile Mini, Inc.
    9.500%                             07/01/13            500        551,875
OMI Corp.
    7.625%                             12/01/13            500        509,375
Overseas Shipholding Group
    8.250%                             03/15/13            625        664,063
United Rentals N.A., Inc.
    7.750%                             11/15/13             75         73,500
    7.000%                             02/15/14             50         47,000
Vertrue, Inc.
    9.250%                             04/01/14            490        503,475
                                                                  -----------
                                                                    4,218,225
                                                                  -----------
COMMUNICATIONS EQUIPMENT -- 0.3%
Superior Essex Communications L.P.
  Essex Group, Inc.
    9.000%                             04/15/12            235        232,650
                                                                  -----------
CONSTRUCTION & ENGINEERING -- 4.1%
Beazer Homes USA, Inc.
    6.875%                             07/15/15            550        530,062
K. Hovnanian Enterprises
    6.000%                             01/15/10            139        132,524
    7.750%                             05/15/13            100         99,212
M/I Homes, Inc.
    6.875%                             04/01/12            490        443,450
Meritage Homes Corp.
    6.250%                             03/15/15            600        549,000
Standard Pacific Corp.
    6.250%                             04/01/14            500        448,125
Technical Olympic USA, Inc.
    7.500%                             03/15/11            475        425,719
William Lyon Homes, Inc.
    7.500%                             02/15/14            500        435,000
                                                                  -----------
                                                                    3,063,092
                                                                  -----------
CONSTRUCTION MATERIALS -- 1.5%
Dycom Industries, Inc. Series 144A(f)
    8.125%                             10/15/15            272        273,360

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                PAR
 RATE                                 MATURITY        (000)          VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS (CONTINUED)
CONSTRUCTION MATERIALS (CONTINUED)
Texas Industries, Inc.
    7.250%                             07/15/13    $       197    $   205,372
U.S. Concrete, Inc.
    8.375%                             04/01/14            675        676,688
                                                                  -----------
                                                                    1,155,420
                                                                  -----------
CONTAINERS & PACKAGING -- 1.8%
Crown Americas, Inc. Series 144A(f)
    7.625%                             11/15/13            232        241,860
Greif, Inc.
    8.875%                             08/01/12            575        615,250
Jefferson Smurfit Corp.
    7.500%                             06/01/13            560        518,000
                                                                  -----------
                                                                    1,375,110
                                                                  -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.4%
AT&T Corp.
    9.050%                             11/15/11            308        341,305
Citizens Communications Co.
    9.250%                             05/15/11            500        553,750
    6.250%                             01/15/13            175        170,187
GCI, Inc.
    7.250%                             02/15/14            485        482,575
Syniverse Technologies, Inc.
    7.750%                             08/15/13            280        283,500
                                                                  -----------
                                                                    1,831,317
                                                                  -----------
ELECTRIC UTILITIES -- 1.1%
Inergy L.P.
    6.875%                             12/15/14            532        486,780
Mirant North America, L.L.C.
 Series 144A(f)
    7.375%                             12/31/13            268        272,355
Sierra Pacific Resources Series
  144A(f)
    6.750%                             08/15/17             45         45,000
                                                                  -----------
                                                                      804,135
                                                                  -----------
ENERGY EQUIPMENT & SERVICES -- 1.6%
Grant Prideco, Inc. Series
  144A(f)
    6.125%                             08/15/15             40         40,100
GulfMark Offshore, Inc.
    7.750%                             07/15/14            525        548,625
Hanover Compressor Co.
    9.000%                             06/01/14            575        629,625
                                                                  -----------
                                                                    1,218,350
                                                                  -----------
FINANCIAL SERVICES -- 0.8%
FTI Consulting, Inc. Series 144A(f)
    7.625%                             06/15/13            565        584,775
                                                                  -----------
FOOD & DRUG RETAILING -- 1.8%
Ingles Markets, Inc.
    8.875%                             12/01/11            575        598,000
Jean Coutu Group (PJC), Inc.
    7.625%                             08/01/12            225        222,750
    8.500%                             08/01/14            450        414,000

COUPON                                                PAR
 RATE                                 MATURITY        (000)          VALUE+
------                               ----------    -----------    -----------
CORPORATE BONDS (CONTINUED)
FOOD & DRUG RETAILING (CONTINUED)
NBTY, Inc. Series 144A(f)
    7.125%                             10/01/15    $       120    $   114,900
                                                                  -----------
                                                                    1,349,650
                                                                  -----------
FOOD PRODUCTS -- 5.3%
Chiquita Brands International, Inc.
    7.500%                             11/01/14            700        619,500
Del Monte Corp.
    8.625%                             12/15/12            650        693,875
Gold Kist, Inc.
   10.250%                             03/15/14            570        638,400
O'Charley's, Inc.
    9.000%                             11/01/13            660        673,200
Pilgrims Pride Corp.
    9.250%                             11/15/13            650        697,125
Smithfield Foods, Inc. Series B
    7.750%                             05/15/13            625        664,063
                                                                  -----------
                                                                    3,986,163
                                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
Fisher Scientific International, Inc.
  Series 144A(f)
    6.125%                             07/01/15            422        424,110
Inverness Medical Innovations, Inc.
    8.750%                             02/15/12            390        397,800
Rotech Healthcare, Inc.
    9.500%                             04/01/12            475        501,125
                                                                  -----------
                                                                    1,323,035
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.8%
Chemed Corp.
    8.750%                             02/24/11            250        269,375
NDCHealth Corp.
   10.500%                             12/01/12            600        688,500
Omnicare, Inc.
    6.875%                             12/15/15            300        306,000
Psychiatric Solutions, Inc.
    7.750%                             07/15/15            350        363,125
Res-Care, Inc. Series 144A(f)
    7.750%                             10/15/13            253        254,265
Service Corp. International
  Series 144A(f)
    7.000%                             06/15/17            265        264,337
Stewart Enterprises Series
  144A(f)
    6.250%                             02/15/13            639        616,635
Tenet Healthcare Corp.
    9.875%                             07/01/14            190        193,325
Triad Hospitals, Inc.
    7.000%                             05/15/12            450        461,813
    7.000%                             11/15/13            200        201,500
                                                                  -----------
                                                                    3,618,875
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE -- 5.4%
Carmike Cinemas, Inc.
    7.500%                             02/15/14            490        461,212
Felcor Lodging L.P.
    9.000%                             06/01/11            600        660,000

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Gaylord Entertainment Co.
    8.000%                             11/15/13    $       475    $   499,938
    6.750%                             11/15/14            115        113,275
Host Marriott L. P.
    7.000%                             08/15/12            295        303,850
    7.125%                             11/01/13            145        151,525
    6.375%                             03/15/15            260        260,650
Intrawest Corp.
    7.500%                             10/15/13            700        712,250
Landry's Restaurants, Inc.
    7.500%                             12/15/14            247        232,180
Royal Caribbean Cruises, Ltd.
    6.875%                             12/01/13            100        106,414
Vail Resorts, Inc.
    6.750%                             02/15/14            560        562,800
                                                                  -----------
                                                                    4,064,094
                                                                  -----------
HOUSEHOLD DURABLES -- 0.6%
  Jacuzzi Brands, Inc.
    9.625%                             07/01/10            430        459,025
                                                                  -----------

HOUSEHOLD PRODUCTS -- 1.2%
Alltrista Corp.
    9.750%                             05/01/12            575        595,125
Rayovac Corp.
    8.500%                             10/01/13            370        324,675
                                                                  -----------
                                                                      919,800
                                                                  -----------
INDUSTRIAL CONGLOMERATES -- 0.9%
Trinity Industries, Inc.
    6.500%                             03/15/14            675        668,250
                                                                  -----------

INSURANCE -- 0.1%
UNUMprovident Finance Co.
  Series 144A(f)
    6.850%                             11/15/15             85         88,697
                                                                  -----------

IT CONSULTING & SERVICES -- 0.6%
Unisys Corp.
    8.000%                             10/15/12            500        465,000
                                                                  -----------

MACHINERY -- 2.5%
Blount, Inc.
    8.875%                             08/01/12            300        318,000
Case New Holland, Inc.
    9.250%                             08/01/11            340        365,500
Columbus McKinnon Corp.
  Series 144A(f)
    8.875%                             11/01/13            350        365,750
JLG Industries, Inc.
    8.375%                             06/15/12            450        477,000
Westinghouse Air Brake
  Technologies Corp.
    6.875%                             07/31/13            375        380,625
                                                                  -----------
                                                                    1,906,875
                                                                  -----------
MEDIA -- 6.0%
CanWest Media, Inc.
    8.000%                             09/15/12            328        336,610

COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Corus Entertainment, Inc.
    8.750%                             03/01/12    $       250    $   271,875
DirecTV Holdings/Finance Notes
    6.375%                             06/15/15            545        535,462
Echostar DBS Corp.
    6.625%                             10/01/14            750        722,813
Fisher Communications, Inc.
    8.625%                             09/15/14            675        715,500
Imax Corp.
    9.625%                             12/01/10            275        284,625
Lamar Media Corp.
    6.625%                             08/15/15            270        272,363
Liberty Media Corp.
    5.700%                             05/15/13            400        374,704
R.H. Donnelley Corp.
    6.875%                             01/15/13            392        363,090
Radio One, Inc.
    6.375%                             02/15/13            245        239,181
Reader's Digest Association, Inc.
    6.500%                             03/01/11            100        98,250
Salem Communications Corp.
    7.750%                             12/15/10            300        312,375
                                                                  -----------
                                                                    4,526,848
                                                                  -----------
METALS & MINING -- 1.9%
Arch Western Finance, L.L.C.
    6.750%                             07/01/13            515        527,231
Century Aluminum Co.
    7.500%                             08/15/14             90         89,100
Gibraltar Industries, Inc.
  Series 144A(f)
    8.000%                             12/01/15             40         40,500
Russel Metals, Inc.
    6.375%                             03/01/14            250        243,750
Steel Dynamics, Inc.
    9.500%                             03/15/09            510        539,325
                                                                  -----------
                                                                    1,439,906
                                                                  -----------
MULTI-UTILITIES -- 0.2%
Williams Cos., Inc. Series
  144A(f)
    6.375%                             10/01/10            125        125,469
                                                                  -----------
MULTILINE RETAIL -- 2.9%
Central Garden & Pet Co.
    9.125%                             02/01/13            500        530,000
Couche-Tard Financing Corp.
    7.500%                             12/15/13            685        708,975
Rent-A-Center, Inc. Series B
    7.500%                             05/01/10            675        648,000
Rent-Way, Inc.
   11.875%                             06/15/10            295        315,281
                                                                  -----------
                                                                    2,202,256
                                                                  -----------
OFFICE ELECTRONICS -- 0.7%
IKON Office Solutions, Inc.
  Series 144A(f)
    7.750%                             09/15/15            500        490,000
                                                                  -----------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------   -----   ------------

CORPORATE BONDS (CONTINUED)
OIL & GAS -- 6.9%
Chesapeake Energy Corp.
   6.250%                                        01/15/18   $ 636   $    626,460
Comstock Resources, Inc.
   6.875%                                        03/01/12     500        491,875
Denbury Resources, Inc.
   7.500%                                        04/01/13     700        714,000
Encore Acquisition Co.
   6.000%                                        07/15/15     615        568,875
Energy Partners, Ltd.
   8.750%                                        08/01/10     485        499,550
Ferrellgas Partners L.P.
   8.750%                                        06/15/12     293        291,535
Giant Industries, Inc.
   8.000%                                        05/15/14     300        311,250
Houston Exploration Co.
   7.000%                                        06/15/13     510        492,150
Pacific Energy Partners L.P.
   7.125%                                        06/15/14     140        144,900
Stone Energy Corp.
   8.250%                                        12/15/11     600        622,500
Tesoro Corp. Series 144A(f)
   6.625%                                        11/01/15     255        258,825
Western Oil Sands, Inc.
   8.375%                                        05/01/12     150        169,313
                                                                    ------------
                                                                       5,191,233
                                                                    ------------

PAPER & FOREST PRODUCTS -- 3.6%
Abitibi-Consolidated, Inc.
   8.550%                                        08/01/10     340        345,950
   7.750%                                        06/15/11     150        143,625
Bowater, Inc.
   7.950%                                        11/15/11     650        633,750
Cascades, Inc.
   7.250%                                        02/15/13     525        480,375
Longview Fibre Co.
  10.000%                                        01/15/09     575        606,625
Norske Skog Canada, Ltd.
   8.625%                                        06/15/11     500        480,000
                                                                    ------------
                                                                       2,690,325
                                                                    ------------

PERSONAL PRODUCTS -- 0.7%
Elizabeth Arden, Inc.
   7.750%                                        01/15/14     500        507,500
                                                                    ------------
PHARMACEUTICALS -- 0.8%
Mylan Laboratories, Inc.
  Series 144A(f)
   6.375%                                        08/15/15     600        603,750
                                                                    ------------

REAL ESTATE -- 7.4%
AMR Real Estate
   8.125%                                        06/01/12     700        729,750
Cornell Cos., Inc.
  10.750%                                        07/01/12     450        468,000
Corrections Corp. of America
   7.500%                                        05/01/11     500        520,000
   6.250%                                        03/15/13      30         29,850

COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------   -----   ------------

CORPORATE BONDS (CONTINUED)
REAL ESTATE (CONTINUED)
Crescent Real Estate Equities L.P.
   9.250%                                        04/15/09   $ 575   $    608,062
Forest City Enterprises, Inc.
   7.625%                                        06/01/15     325        346,125
   6.500%                                        02/01/17     345        339,825
OMEGA Healthcare Investors, Inc.
   7.000%                                        04/01/14     750        756,563
Senior Housing Properties Trust
   7.875%                                        04/15/15     600        630,000
Trustreet Properties, Inc.
   7.500%                                        04/01/15     591        593,955
Ventas Realty L.P. / Ventas Capital Corp.
   9.000%                                        05/01/12     525        601,125
                                                                    ------------
                                                                       5,623,255
                                                                    ------------
SPECIALTY RETAIL -- 3.2%
Brown Shoe Co., Inc.
   8.750%                                        05/01/12     379        397,950
CSK Auto Corp.
   7.000%                                        01/15/14     265        241,150
GSC Holdings Corp. Series 144A(f)
   8.000%                                        10/01/12     320        302,400
Payless Shoesource, Inc.
   8.250%                                        08/01/13     750        787,500
Pep Boys-Manny, Moe & Jack
   7.500%                                        12/15/14      80         71,600
Steinway Musical Instruments, Inc.
   8.750%                                        04/15/11     610        642,025
                                                                    ------------
                                                                       2,442,625
                                                                    ------------
TEXTILES & APPAREL -- 3.0%
Oxford Industries, Inc.
   8.875%                                        06/01/11     555        568,181
Perry Ellis International, Inc. Series B
   8.875%                                        09/15/13     325        321,750
Phillips-Van Heusen Corp.
   7.250%                                        02/15/11     350        357,000
Russell Corp.
   9.250%                                        05/01/10     425        432,969
Warnaco, Inc.
   8.875%                                        06/15/13     550        595,375
                                                                    ------------
                                                                       2,275,275
                                                                    ------------
TOBACCO -- 1.0%
Alliance One International, Inc.
 Series 144A(f)
  11.000%                                        05/15/12     165        146,025
R.J. Reynolds Tobacco Holding, Inc.
   7.250%                                        06/01/12     625        640,625
                                                                    ------------
                                                                         786,650
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE -- 0.9%
Greenbrier Cos., Inc.
   8.375%                                        05/15/15     685        702,125
                                                                    ------------
TOTAL CORPORATE BONDS
   (Cost $73,543,565)                                                 72,961,358
                                                                    ------------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                        -------    ------------
TEMPORARY INVESTMENTS -- 1.5%
AIM Short-Term Investment Co.
   Liquid Assets Prime Portfolio                        429,065    $    429,065
Dreyfus Cash Management Plus #719                       735,904         735,904
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,164,969)                                                  1,164,969
                                                                   ------------
TOTAL INVESTMENTS -- 98.1%
   (Cost $74,708,534)                                                74,126,327
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 1.9%
Interest receivable and other assets                                  1,460,888
Receivable for capital stock sold                                         4,368
Dividends payable                                                       (15,649)
Investment advisory fee payable                                         (21,836)
Administration fees payable                                              (4,006)
Service plan fees payable                                                  (307)
Accrued expenses                                                        (11,441)
                                                                   ------------
                                                                      1,412,017
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 6,003,930 Institutional Shares,
   32,093 N Shares, and 35,510 A Shares of
   beneficial interest outstanding, $.001 par
   value (indefinite number of shares has
   been authorized for each class of shares
   of the Fund) (Note 8)                                           $ 75,538,344
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($74,697,269/6,003,930)                                         $      12.44
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE
   ($399,288/32,093)                                               $      12.44
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE
   ($441,787/35,510)                                               $      12.44
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($12.44/0.955) (NOTE 5)                                         $      13.03
                                                                   ============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
      Basis                                                        $ 74,708,534
                                                                   ============
      Gross Appreciation                                           $    882,047
      Gross Depreciation                                             (1,464,254)
                                                                   ------------
      Net Depreciation                                             $   (582,207)
                                                                   ============

+       See Note 2a to the Financial Statements.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.

                     See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                   PAR
 RATE                                      MATURITY     (000)         VALUE+
------                                     --------   ----------   ------------

AGENCY OBLIGATIONS -- 31.4%
AID-Israel
    5.500%                                 09/18/23   $    1,500   $  1,620,243
AID-Peru
    9.980%                                 08/01/08        1,020      1,070,952
Federal National Mortgage Association
    3.950%                                 01/04/06        1,100      1,099,638
    5.250%                                 04/15/07          750        754,620
    6.250%                                 02/01/11          750        792,943
    6.000%                                 05/15/11        1,000      1,058,849
Rowan Cos., Inc.
    6.150%                                 07/01/10        1,833      1,887,040
Small Business Administration
  Participation Certificates
  Series 1997-10C, Class 1
    6.950%                                 05/01/07           97         97,536
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $8,120,029)                                                   8,381,821
                                                                   ------------
ASSET-BACKED SECURITIES -- 3.5%
Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
    6.875%                                 11/16/09          210        217,894
Contimortgage Home Equity Loan Trust
  Series 1997-4, Class A7
    6.630%                                 09/15/16          243        241,372
MBNA Credit Card Master Note Trust
  Series 2005-A7, Class A7
    4.300%                                 02/15/11          480        474,452
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $950,525)                                                       933,718
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.5%
Federal Home Loan Mortgage Corp.
  Series 202, Class IO
    6.500%                                 04/01/29          141         30,049
Federal National Mortgage Association
  Series 1997-20, Class IO
    1.840%                                 03/25/27        1,328         88,456
Federal National Mortgage Association
  Series 1998-T1, Class A
    6,208.960%                             12/28/28            0             78
Federal National Mortgage Association
  Series 2000-M1, Class B
    7.446%                                 11/17/18           76         76,575
Federal National Mortgage Association
  Series 2001-T2, Class A
    5.780%                                 11/25/10        1,779      1,813,898
Federal National Mortgage Association
  Series 2002-73, Class OE
    5.000%                                 11/25/17        1,200      1,183,935
Federal National Mortgage Association
  Grantor Trust Series 2002-T3, Class B
    5.763%                                 12/25/11        2,000      2,094,023
Government National Mortgage
  Association Series 2002-28, Class A
    4.776%                                 02/16/18          379        379,563

COUPON                                                   PAR
 RATE                                      MATURITY     (000)        VALUE+
------                                     --------   ----------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS
(CONTINUED)
Government National Mortgage
  Association Series 2003-5, Class A
    3.202%                                 04/16/19   $    1,236   $  1,201,344
Government National Mortgage
  Association Series 2004-45, Class A
    4.020%                                 12/16/21          933        911,707
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                 06/15/28          859         79,969
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
  (Cost $8,286,431)                                                   7,859,597
                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 2.7%
Federal National Mortgage Association
  Pool #8217
    11.000%                                12/01/15          141        150,288
Government National Mortgage
  Association Pool #8720
    4.125%                                 10/20/25           14         13,950
Government National Mortgage
  Association Pool #162989
    9.000%                                 05/15/16            1            932
Government National Mortgage
  Association Pool #227125
    9.000%                                 07/15/17           12         12,909
Government National Mortgage
  Association Pool #346458
    8.000%                                 03/15/23           15         15,574
Government National Mortgage
  Association Pool #352110
    7.000%                                 08/15/23          154        162,081
Government National Mortgage
  Association Pool #442138
    8.000%                                 11/15/26          130        139,346
Government National Mortgage
  Association Pool #780389
    9.000%                                 08/15/09          220        230,025
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $695,423)                                                       725,105
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 22.4%
U.S. TREASURY BONDS -- 6.0%
    7.250%                                 05/15/16          665        816,756
    8.750%                                 08/15/20          375        539,590
    6.125%                                 11/15/27          198        238,992
                                                                   ------------
                                                                      1,595,338
                                                                   ------------
U.S. TREASURY NOTES -- 16.4%
    4.375%                                 11/15/08        1,600      1,600,750
    3.500%                                 08/15/09        1,000        971,211
    3.875%                                 07/15/10          500        490,196
    4.250%                                 08/15/14        1,320      1,305,976
                                                                   ------------
                                                                      4,368,133
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,957,082)                                                   5,963,471
                                                                   ------------

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                       ---------   ------------
TEMPORARY INVESTMENTS -- 9.2%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio                        1,222,959   $  1,222,959
JPMorgan Prime Money Market Fund                       1,242,702      1,242,702
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,465,661)                                                   2,465,661
                                                                   ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $26,475,151)                                                 26,329,373
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 1.3%
Interest receivable and other assets                                    298,070
Receivable for capital stock sold                                        63,574
Payable for capital stock redeemed                                       (1,766)
Dividends payable                                                        (9,800)
Investment advisory fee payable                                          (1,478)
Administration fees payable                                              (1,397)
Service plan fees payable                                                (2,314)
Accrued expenses                                                        (11,351)
                                                                   ------------
                                                                        333,538
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 1,226,409 Institutional Shares,
  239,251 N Shares, and 150,338 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                   $ 26,662,911
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($20,234,907/1,226,409)                                          $      16.50
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($3,947,515/239,251)                           $      16.50
                                                                   ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($2,480,489/150,338)                           $      16.50
                                                                   ============

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($16.50/0.965) (NOTE 5)                              $      17.10
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $ 26,481,114
                                                                   ============
      Gross Appreciation                                           $    389,487
      Gross Depreciation                                               (541,228)
                                                                   ------------
      Net Depreciation                                             $   (151,741)
                                                                   ============

+     See Note 2a to the Financial Statements.

IO -- Interest Only Security.

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
 COUPON                                                    PAR
  RATE                                        MATURITY    (000)       VALUE+
 ------                                       --------   -------      ------

MUNICIPAL BONDS -- 98.5%
ALABAMA -- 3.5%
Alabama Drinking Water Finance Authority
   Revenue Bonds (Revolving Fund Loan)
   Series A
      5.000%                                  08/15/14   $ 2,875   $   3,055,004
Birmingham, Alabama, Baptist Medical
   Center Special Care Facilities Financing
   Authority Revenue Bonds (Baptist
   Health Systems, Inc.) Series A
      5.000%                                  11/15/30     1,250       1,218,663
Birmingham Jefferson, Alabama, Civic
   Center Authority Special Tax Bonds
   Series A
      4.000%                                  07/01/13       730         731,372
Jefferson County, Alabama, Limited
   Obligation School Warrants Revenue
   Bonds Series A
      5.500%                                  01/01/21     2,415       2,612,571
Marshall County, Alabama, Health Care
   Authority Revenue Bonds Series A
      6.250%                                  01/01/22       770         826,664
                                                                   -------------
                                                                       8,444,274
                                                                   -------------
ARIZONA -- 8.3%
Glendale, Arizona, Water & Sewer
   Revenue Bonds
      5.500%                                  07/01/08     2,700       2,839,482
      5.500%                                  07/01/09     5,000       5,349,500
Maricopa County, Arizona, Unified School
   District No 41 Gilbert School General
   Obligation Bonds Series A
      4.500%                                  07/01/17       750         781,170
Phoenix, Arizona, Civic Improvement Corp.
   Wastewater Systems Revenue Bonds
      6.250%                                  07/01/16     4,945       5,565,251
Surprise, Arizona, Municipal Property
   Corporate Excise Tax Revenue Bonds
      5.375%                                  07/01/14     1,000       1,075,060
University of Arizona Certificates of
   Participation Series A
      4.125%                                  06/01/07       750         758,100
      5.250%                                  06/01/10     3,505       3,747,371
                                                                   -------------
                                                                      20,115,934
                                                                   -------------
CALIFORNIA -- 8.6%
California State Department of Water
   Resources Power Supply Revenue
   Bonds Series A
      5.500%                                  05/01/08     2,500       2,615,575
      5.750%                                  05/01/17     5,000       5,654,750
California State Economic Recovery
   General Obligation Bonds Series A
      5.000%                                  07/01/16     5,000       5,310,000
Lodi, California, Wastewater System
   Revenue Certificates of Participation
   Series A
      5.500%                                  10/01/18     1,535       1,698,524

COUPON                                                     PAR
 RATE                                         MATURITY    (000)       VALUE+
------                                        --------    -----       ------

MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles County, California, Unified
   School District General Obligation
   Bonds
      5.500%                                  07/01/12   $ 5,000  $    5,566,750
                                                                   -------------
                                                                      20,845,599
                                                                   -------------
COLORADO -- 2.0%
Colorado State Certificates of
   Participation
  (UCDHSC Fitzsimons Academic Project)
   Series B
      5.000%                                  11/01/19     4,500       4,794,525
                                                                   -------------
CONNECTICUT -- 1.1%
New Haven, Connecticut, General
   Obligation Bonds Series B
      5.500%                                  11/01/12     2,550       2,764,608
                                                                   -------------
DELAWARE -- 0.4%
Delaware River & Bay Authority Revenue
   Bonds Series A
      5.700%                                  01/01/19     1,000       1,094,250
                                                                   -------------
FLORIDA -- 0.5%
Martin County, Florida, School Board
   Certificates of Participation
      4.000%                                  07/01/12       175         178,510
Miami-Dade County, Florida, Educational
   Facilities Authority Revenue Bonds
   Series A
      5.750%                                  04/01/14     1,000       1,094,430
                                                                   -------------
                                                                       1,272,940
                                                                   -------------
GEORGIA -- 2.8%
Atlanta, Georgia, Airport Revenue Bonds
   Series A
      5.875%                                  01/01/17       750         820,253
College Park, Georgia, Business &
   Industrial Development Authority
   Revenue Bonds (Civic Center Project)
      5.500%                                  09/01/09     1,855       1,991,064
Fayette County, Georgia, Public
   Facilities Authority Criminal Justice
   Center Revenue Bonds
      6.000%                                  06/01/16     1,500       1,669,890
      6.250%                                  06/01/17     1,000       1,123,400
Forsyth County, Georgia, Water & Sewer
   Authority Revenue Bonds
      6.250%                                  04/01/18     1,000       1,118,550
                                                                   -------------
                                                                       6,723,157
                                                                   -------------
ILLINOIS -- 8.8%
Chicago, Illinois, General Obligation
   Bonds (Neighborhoods Alive 21)
      6.125%                                  01/01/22     2,265       2,537,389
Chicago, Illinois, O'Hare International
   Airport General Airport Third Lien
   Revenue Bonds Series A
      5.000%                                  01/01/29     1,500       1,558,575

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                         MATURITY    (000)       VALUE+
------                                        --------    -----       ------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Cook County, Illinois, Glencoe School
   District No. 035 General Obligation
   Bonds
      5.750%                                  12/01/16   $ 1,210   $   1,333,420
Illinois Development Finance Authority
   Revenue Bonds (DePaul University)
   Series C
      5.625%                                  10/01/20     1,000       1,091,800
Illinois Educational Facilities Authority
   Revenue Bonds (University of Chicago)
   Series A
      5.250%                                  07/01/22     3,000       3,228,540
Illinois Health Facilities Authority
   Revenue Bonds (Advocate Health Care
   Network)
      6.250%                                  11/15/14     2,500       2,808,300
      6.375%                                  11/15/15     1,580       1,783,615
Illinois Health Facilities Authority
   Revenue Bonds (Condell Medical Center)
      6.000%                                  05/15/10     1,320       1,387,399
Illinois Health Facilities Authority
   Revenue Bonds (Elmhurst Memorial
   Healthcare)
      6.250%                                  01/01/17     5,000       5,624,900
                                                                   -------------
                                                                      21,353,938
                                                                   -------------
INDIANA -- 2.7%
Anderson, Indiana, Economic
   Development Revenue Bonds
   (Anderson University Project)
      5.000%                                  10/01/07     1,010       1,029,806
      5.000%                                  10/01/08     1,015       1,039,431
Indiana University Revenue Bonds
   (Indiana University Facilities)
      5.250%                                  11/15/17     1,055       1,156,649
Indiana University Revenue Bonds
   (Student Fee) Series M
      6.000%                                  08/01/14     3,170       3,473,052
                                                                   -------------
                                                                       6,698,938
                                                                   -------------
KANSAS -- 0.9%
Kansas State Development Finance
   Authority Public Water Supply Revenue
   Bonds
      5.200%                                  04/01/12     1,000       1,077,210
Olathe, Kansas, Health Facilities Revenue
   Bonds (Olathe Medical Center Project)
   Series A
      5.375%                                  09/01/08     1,000       1,048,400
                                                                   -------------
                                                                       2,125,610
                                                                   -------------
KENTUCKY -- 0.2%
Hartford County, Kentucky, School District
   Financial Corp. School Building Revenue
   Bonds
      5.700%                                  06/01/20       550         595,034
                                                                   -------------

COUPON                                                     PAR
 RATE                                         MATURITY    (000)        VALUE+
------                                        --------    -----        ------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS -- 8.6%
Lowell, Massachusetts, General Obligation
   Bonds
      6.000%                                  02/15/14   $ 1,160   $   1,285,326
      6.000%                                  02/15/15     1,070       1,185,603
Massachusetts Health & Educational
   Facilities Authority Revenue Bonds
   Series C
      6.000%                                  07/01/16     1,000       1,116,200
Massachusetts State General Obligation
   Bonds Series A
      5.000%                                  03/01/20     5,000       5,344,300
Massachusetts State General Obligation
   Bonds Series B
      6.000%                                  06/01/15     2,000       2,209,300
      6.000%                                  06/01/16     5,000       5,512,500
Springfield, Massachusetts, General
   Obligation Bonds (Municipal Purposes
   Loan)
      6.000%                                  10/01/14     1,000       1,101,170
      6.000%                                  10/01/15     2,000       2,202,340
Sterling, Massachusetts, General
   Obligation Bonds
      6.000%                                  02/15/18     1,000       1,104,390
                                                                   -------------
                                                                      21,061,129
                                                                   -------------
MICHIGAN -- 4.0%
Michigan State Hospital Finance Authority
   Revenue Bonds (Ascension Health
   Credit) Series A
      5.300%                                  11/15/33     2,500       2,541,575
Michigan State Hospital Finance Authority
   Revenue Bonds (Chelsea Community
   Hospital)
      5.000%                                  05/15/12     2,380       2,396,517
Rochester, Michigan, Community School
   District General Obligation Bonds
   Series I
      5.500%                                  05/01/07     1,240       1,274,943
Saline, Michigan, Area Schools General
   Obligation Bonds Series A
      5.750%                                  05/01/16     2,000       2,188,180
Walled Lake, Michigan, Consolidated
   School District General Obligation
   Bonds
      5.750%                                  05/01/14     1,290       1,408,667
                                                                   -------------
                                                                       9,809,882
                                                                   -------------
MINNESOTA -- 0.5%
St. Cloud, Minnesota, Health Care
   Revenue Bonds (St. Cloud Hospital
   Obligation Group A)
      5.500%                                  05/01/15     1,080       1,166,152
                                                                   -------------

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                         MATURITY    (000)        VALUE+
------                                        --------    -----        ------

MUNICIPAL BONDS (CONTINUED)
MISSOURI -- 2.8%
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (St. Anthony's Medical Center)
      6.000%                                  12/01/06   $ 1,445   $   1,479,868
      6.250%                                  12/01/08       750         809,715
      6.250%                                  12/01/09     1,725       1,901,330
St. Louis County, Missouri, Pattonville
   R-3 School District General Obligation
   Bonds
      5.500%                                  03/01/12     1,240       1,348,822
      5.750%                                  03/01/17       450         493,817
      5.750%                                  03/01/18       655         718,777
                                                                   -------------
                                                                       6,752,329
                                                                   -------------
NEW HAMPSHIRE -- 1.6%
Nashua, New Hampshire, Capital
   Improvements General Obligation Bonds
   Series A
      5.500%                                  07/15/16     1,155       1,289,465
      5.500%                                  07/15/18     1,500       1,662,630
New Hampshire State Health &
   Educational Facilities Revenue Bonds
   (Concord Hospital)
      5.500%                                  10/01/21     1,000       1,078,800
                                                                   -------------
                                                                       4,030,895
                                                                   -------------
NEW JERSEY -- 6.6%
Essex County, New Jersey, Improvement
   Authority Lease Revenue General
   Obligation Bonds (County Correctional
   Facilities Project)
      5.750%                                  10/01/13     2,000       2,202,160
New Jersey Economic Development
   Authority Revenue Bonds (School
   Facilities Construction) Series O
      5.250%                                  03/01/22     5,000       5,371,750
New Jersey State Transportation Trust
   Fund Revenue Bonds (Transit Systems)
   Series A
      5.125%                                  06/15/08     2,000       2,083,580
New Jersey State Transportation Trust
   Fund Revenue Bonds (Transit Systems)
   Series B
      6.000%                                  12/15/18     4,000       4,520,960
New Jersey State Transportation Trust
   Fund Revenue Bonds (Transit Systems)
   Series C
      5.250%                                  06/15/19    1,750        1,907,675
                                                                   -------------
                                                                      16,086,125
                                                                   -------------
NEW MEXICO -- 1.2%
University of New Mexico FHA Insured
   Hospital Mortgage Revenue Bonds
      5.000%                                  01/01/21     2,900       3,047,291
                                                                   -------------

COUPON                                                     PAR
 RATE                                         MATURITY    (000)        VALUE+
------                                        --------    -----        ------
MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 7.3%
Longwood Central School District Suffolk
   County, New York, General Obligation
   Bonds
      5.625%                                  06/15/08   $ 1,080   $   1,137,704
      5.625%                                  06/15/09     1,580       1,693,318
      5.700%                                  06/15/14     1,670       1,858,326
      5.700%                                  06/15/15     1,895       2,108,699
New York Metropolitan Transportation
   Authority Dedicated Tax Fund Revenue
   Bonds Series A
      6.125%                                  04/01/16#    3,000       3,327,510
      6.125%                                  04/01/17#    2,000       2,218,340
New York State Dormitory Authority State
   Personal Income Tax Revenue Bonds
   (Education) Series F
      5.000%                                  03/15/19     2,000       2,144,540
New York State Thruway Authority
   Highway & Bridge Trust Fund Revenue
   Bonds Series A
      6.000%                                  04/01/14     1,000       1,110,860
      6.000%                                  04/01/15     1,000       1,110,860
      6.000%                                  04/01/16     1,000       1,110,860
                                                                   -------------
                                                                      17,821,017
                                                                   -------------
NORTH CAROLINA -- 1.8%
Charlotte, North Carolina, Storm Water
   Fee Revenue Bonds
      5.650%                                  06/01/14     1,000       1,099,060
North Carolina Eastern Municipal Power
   Agency Power System Revenue
   Bonds Series A
      5.250%                                  01/01/20     3,000       3,262,470
                                                                   -------------
                                                                       4,361,530
                                                                   -------------
OHIO -- 12.4%
Cuyahoga County, Ohio, General Obligation
   Bonds
      5.750%                                  12/01/15     4,000       4,398,520
Cuyahoga County, Ohio, Hospital
   Improvement Revenue Bonds
   (Metrohealth System Project)
      6.150%                                  02/15/29     5,000       5,452,150
Cuyahoga County, Ohio, Hospital Revenue
   Bonds (Metrohealth System Project)
   Series A
      5.500%                                  02/15/12     1,000       1,099,900
Franklin County, Ohio, Development
   Revenue Bonds (American Chemical
   Society Project)
      5.500%                                  10/01/12     4,600       4,898,218
Franklin County, Ohio, Revenue Bonds
   (Online Computer Library Center)
      5.000%                                  04/15/11     1,415       1,481,646
Hamilton County, Ohio, Sales Tax Revenue
   Bonds Subseries B
      5.750%                                  12/01/17     4,000       4,396,640

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                          MATURITY   (000)       VALUE+
------                                         --------  -------  -------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Ohio State Higher Educational Facility
   Revenue Bonds (John Carroll University
   Project)
      4.750%                                   11/15/11  $   345  $     361,139
Ohio State University General Receipts
   Revenue Bonds Series A
      6.000%                                   12/01/17    1,000      1,101,910
Plain, Ohio, Local School District
   General Obligation Bonds
      6.000%                                   12/01/20#   4,070      4,562,755
      6.000%                                   12/01/20      930      1,035,815
University of Akron, Ohio, General
   Receipts Revenue Bonds
      5.750%                                   01/01/12    1,295      1,419,450
                                                                  -------------
                                                                     30,208,143
                                                                  -------------
PENNSYLVANIA -- 5.6%
Allegheny County, Pennsylvania, Sanitation
   Authority Sewer Revenue Bonds
   Series A
      5.000%                                   12/01/21    4,750      5,071,053
Delaware River Port Authority of
   Pennsylvania & New Jersey Revenue
   Bonds
      5.750%                                   01/01/15    1,000      1,082,310
      6.000%                                   01/01/17    5,500      6,014,195
Pottsville, Pennsylvania, Hospital Authority
   Revenue Bonds (Ascension Health
   Credit) Series A
      5.200%                                   11/15/09    1,335      1,419,225
                                                                  -------------
                                                                     13,586,783
                                                                  -------------
PUERTO RICO -- 1.3%
Puerto Rico Housing Finance Authority
   Revenue Bonds (Capital Fund Program)
      5.000%                                   12/01/16    1,000      1,063,680
Puerto Rico Municipal Finance Agency
   General Obligation Bonds Series A
      6.000%                                   08/01/16    1,025      1,126,629
Puerto Rico Public Buildings Authority
   Government Facilities Revenue Bonds
   Series D
      5.375%                                   07/01/12#     825        904,068
                                                                  -------------
                                                                      3,094,377
                                                                  -------------
SOUTH CAROLINA -- 2.1%
Lexington County, South Carolina,
   One School Facilities Corp.
   Installment Purchase Revenue
   Bonds
      5.250%                                   12/01/25    1,000      1,048,770
Medical University Hospital Authority,
   FHA Insured Mortgage Hospital
   Facilities Revenue Bonds Series A
      5.250%                                   02/15/24    2,775      2,946,495

COUPON                                                     PAR
 RATE                                          MATURITY   (000)       VALUE+
------                                         --------  -------  -------------

MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA (CONTINUED)
Spartanburg County, South Carolina,
   SCAGO Educational Facilities Corp.
   School District No. 5 Revenue Bonds
      5.000%                                   04/01/18  $ 1,000  $   1,067,460
                                                                  -------------
                                                                      5,062,725
                                                                  -------------
TEXAS -- 1.1%
Amarillo, Texas, Independent School
   District General Obligation Bonds
      5.250%                                   02/01/22      915        993,297
Harris County, Texas, Improvement
   District No. 1 General Obligation Bonds
      5.650%                                   09/01/19      540        577,573
Texas Technical University Financing
   Systems Revenue Bonds Series 7
      5.500%                                   08/15/15    1,000      1,097,030
                                                                  -------------
                                                                      2,667,900
                                                                  -------------
VIRGINIA -- 1.0%
Norfolk, Virginia, Water System Revenue
   Bonds
      5.875%                                   11/01/15    2,300      2,364,216
                                                                  -------------

WASHINGTON -- 0.8%
Snohomish County, Washington, School
   District No. 201 General Obligation
   Bonds
      5.625%                                   12/01/07    2,000      2,084,760
                                                                  -------------
TOTAL MUNICIPAL BONDS
   (Cost $226,407,527)                                              240,034,061
                                                                  -------------

                                                         SHARES
                                                         -------
TEMPORARY INVESTMENTS -- 0.6%
AIM Tax-Free Investment Co.
   Cash Reserve Portfolio                                528,084        528,084
Goldman Sachs Financial Square
   Tax-Exempt Money Market Portfolio                     954,068        954,068
                                                                  -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,482,152)                                                  1,482,152
                                                                  -------------
TOTAL INVESTMENTS -- 99.1%
   (Cost $227,889,679)                                              241,516,213
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- 0.9%
Interest receivable and other assets                                  3,198,664
Receivable for capital stock sold                                        78,806
Payable for capital stock redeemed                                     (260,744)
Dividends payable                                                      (813,561)
Investment advisory fee payable                                         (41,331)
Administration fees payable                                             (12,974)
Service plan fees payable                                                (4,721)
Accrued expenses                                                        (19,574)
                                                                  -------------
                                                                      2,124,565
                                                                  -------------

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                      VALUE+
                                                                   -------------
NET ASSETS -- 100.0%
Applicable to 20,554,086 Institutional
   Shares, 1,122,116 N Shares, and 161,546 A
   Shares of beneficial interest outstanding,
   $.001 par value (indefinite number of
   shares has been authorized for each class
   of shares of the Fund) (Note 8)                                 $243,640,778
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($229,319,349/20,554,086)                                       $      11.16
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($12,519,178/1,122,116)                       $      11.16
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER A
   SHARE ($1,802,251/161,546)                                      $      11.16
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($11.16/0.965) (NOTE 5)                                         $      11.56
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $227,889,679
                                                                   ============
      Gross Appreciation                                           $ 13,638,724
      Gross Depreciation                                                (12,190)
                                                                   ------------
      Net Appreciation                                             $ 13,626,534
                                                                   ============

+     See Note 2a to the Financial Statements.

# These securities are subject to a demand feature which reduces the remaining maturity.

                       See Notes to Financial Statements.

                  HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------  -------  ------------

AGENCY OBLIGATIONS -- 4.5%
Federal Home Loan Mortgage Corp.
      4.200%                                     12/28/07  $ 7,400  $  7,309,187
Federal National Mortgage Association
      5.500%                                     03/15/11    3,900     4,035,759
      5.250%                                     08/01/12      600       606,591
                                                                    ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $11,874,751)                                                 11,951,537
                                                                    ------------
ASSET-BACKED SECURITIES -- 13.9%
Bank One Issuance Trust Series 2003-C1,
   Class C1
      4.540%                                     09/15/10    2,000     1,981,542
Capital One Multi-Asset Execution Trust
   Series 2004-C1, Class C1
      3.400%                                     11/16/09    2,700     2,657,139
Capital One Multi-Asset Execution Trust
   Series 2005-A2, Class A2
      4.050%                                     02/15/11    2,800     2,757,880
Citibank Credit Card Issuance Trust
   Series 2000-A3, Class A3
      6.875%                                     11/16/09    3,080     3,195,778
Citibank Credit Card Issuance Trust
   Series 2003-A6, Class A6
      2.900%                                     05/17/10    3,000     2,873,950
Citibank Credit Card Issuance Trust
   Series 2005-B1, Class B1
      4.400%                                     09/15/10    1,770     1,744,915
DaimlerChrysler Auto Trust Series 2005-A,
   Class A2
      3.170%                                     09/08/07      562       559,928
First Franklin NIM Trust Series 2004-FF7A
   144A, Class A(f),(g)
      5.000%                                     09/27/34      360       358,810
First National Master Note Trust
   Series 2003-2 Class B
      3.080%                                     04/15/09    3,000     2,955,219
MBNA Credit Card Master Note Trust
   Series 2005-A7, Class A7
      4.300%                                     02/15/11    2,100     2,075,729
Providian Gateway Master Trust
   Series 2004-DA 144A, Class A(f)
      3.350%                                     09/15/11    2,480     2,418,000
Providian Gateway Master Trust
   Series 2004-DA 144A, Class D(f)
      4.400%                                     09/15/11    1,800     1,782,844
Residential Funding Mortgage Securities
   Series 2001-HS2, Class A5
      6.920%                                     04/25/31    1,574     1,569,493
Structured Asset Investment Loan Trust
   Series 2003-BC4, Class 2A2
      5.029%                                     05/25/33      174       174,427
Structured Asset Investment Loan Trust
   Series 2004-5A 144A, Class A(f),(g)
      4.500%                                     06/27/34       92        92,029
Structured Asset Securities Corp.
   Series 2004-5H, Class A2
      4.430%                                     12/25/33    3,750     3,731,009

COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------  -------  ------------

ASSET-BACKED SECURITIES (CONTINUED)
Structured Asset Securities Corp.
   Series 2005-4XS, Class 3A2
      4.270%                                     03/25/35  $ 3,555  $  3,495,793
Volkswagen Auto Lease Trust
   Series 2005-A, Class A4
      3.940%                                     10/20/10    1,000       985,227
Volkswagen Auto Loan Enhanced Trust
   Series 2003-2, Class A4
      2.940%                                     03/22/10    1,690     1,651,477
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $37,672,880)                                                 37,061,189
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.7%
Adjustable Rate Mortgage Trust
   Series 2005-11, Class 2A42
      5.366%                                     02/25/36    4,075     4,066,281
DLJ Commercial Mortgage Corp.
   Series 1998-CF2, Class A1A
      5.880%                                     11/12/31      274       274,531
DLJ Mortgage Acceptance Corp.
   Series 1996-M 144A, Class 1(f)
      0.000%                                     11/28/11       47        45,245
Federal Home Loan Mortgage Corp.
   Series 1385, Class J
      7.000%                                     10/15/07    1,467     1,470,276
Federal Home Loan Mortgage Corp.
   Series 2513, Class JE
      5.000%                                     10/15/17    5,105     5,039,027
Federal Home Loan Mortgage Corp.
   Series 2770, Class QG
      4.500%                                     03/15/19    3,741     3,585,801
Federal Home Loan Mortgage Corp.
   Series 2835, Class HB
      5.500%                                     08/15/24    1,330     1,361,428
Federal Home Loan Mortgage Corp.
   Series 2885, Class PB
      4.500%                                     08/15/14    4,000     3,956,635
Federal National Mortgage Association
   Series 1993-197, Class SB
      9.740%                                     10/25/08      305       311,480
Federal National Mortgage Association
   Series 1997-20, Class IO
      1.840%                                     03/25/27    3,966       264,121
Federal National Mortgage Association
   Series 1997-70, Class PE PO
      9.000%                                     04/25/22      516       445,575
Federal National Mortgage Association
   Series 1998-T1, Class A
      6,208.960%                                 12/28/28        0            96
Federal National Mortgage Association
   Series 2001-69, Class PE
      6.000%                                     11/25/15    1,143     1,146,798
Federal National Mortgage Association
   Series 2002-73, Class OE
      5.000%                                     11/25/17    1,000       986,613
Federal National Mortgage Association
   Series 2003-35, Class BC
      5.000%                                     05/25/18    1,500     1,483,364

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
   Series 2003-67, Class GA
      3.000%                                     12/25/16  $  1,374  $1,369,072
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR3, Class 3A3
      4.893%                                     06/19/35     2,428   2,417,981
Government National Mortgage
   Association Series 2004-67, Class A
      3.648%                                     09/16/17     1,876   1,833,499
Government National Mortgage
   Association Series 2004-84, Class XC IO
      0.496%                                     09/16/44    23,539   1,566,346
Government National Mortgage
   Association Series 2004-108, Class C
      5.039%                                     12/16/32     1,905   1,881,933
GSR Mortgage Loan Trust
   Series 2004-10F, Class 1A1
      4.500%                                     08/25/19     1,999   1,965,760
LB-UBS Commercial Mortgage Trust
   Series 2000-C4, Class A1
      7.180%                                     09/15/19       640     652,891
LB-UBS Commercial Mortgage Trust
   Series 2001-C2, Class A1
      6.270%                                     06/15/20     1,588   1,629,464
LB-UBS Commercial Mortgage Trust
   Series 2005-C2, Class A2
      4.821%                                     04/15/30     2,600   2,577,150
LB-UBS Commercial Mortgage Trust
   Series 2005-C5, Class A3
      4.964%                                     09/15/30       797     789,799
Morgan Stanley Capital I Series 1998-WF2,
   Class A2
      6.540%                                     07/15/30     2,109   2,172,368
Morgan Stanley Capital I Series 2005-T17,
   Class A5
      4.780%                                     12/13/41     2,275   2,214,671
Structured Asset Securities Corp.
   Series 1998-RF3, Class AIO IO
      6.100%                                     06/15/28     2,220     206,387
Structured Asset Securities Corp.
   Series 2003-34A, Class 6A
      5.139%                                     11/25/33     2,792   2,766,737
Structured Asset Securities Corp.
   Series 2005-2XS, Class 2A2
      5.150%                                     02/25/35     1,955   1,939,449
Wells Fargo Mortgage-Backed Securities
   Series 2005-AR10, Class 2A19
      3.500%                                     06/25/35     4,846   4,760,959
WMALT Mortgage Pass-Through
   Certificates Series 2005-6, Class 2A7
      5.500%                                     08/25/35     2,720   2,718,656
                                                                     ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $58,543,173)
                                                                     57,900,393
                                                                     ----------
MORTGAGE-BACKED SECURITIES -- 3.2%
Federal National Mortgage Association
   Pool #124783
      10.500%                                    12/01/16         4       3,872

   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
   Pool #305189
      9.000%                                     01/01/25  $     10  $   10,989
Federal National Mortgage Association
   Pool #306674
      9.000%                                     03/01/25         7       7,894
Federal National Mortgage Association
   Pool #317306
      9.000%                                     07/01/25        41      45,080
Federal National Mortgage Association
   Pool #338001
      9.000%                                     10/01/25         2       1,805
Federal National Mortgage Association
   Pool #585727
      6.000%                                     05/01/16       699     714,343
Federal National Mortgage Association
   Pool #695910
      5.000%                                     05/01/18       686     679,893
Federal National Mortgage Association
   Pool #725414
      4.500%                                     05/01/19     4,046   3,944,724
Federal National Mortgage Association
   Pool #734890
      5.000%                                     08/01/18     2,557   2,534,065
Government National Mortgage
   Association Pool #326150
      7.000%                                     09/15/23        20      21,297
Government National Mortgage
   Association Pool #333668
      7.000%                                     07/15/23        34      35,800
Government National Mortgage
   Association Pool #345039
      7.000%                                     09/15/23        91      95,686
Government National Mortgage
   Association Pool #345536
      7.000%                                     01/15/24        42      44,601
Government National Mortgage
   Association Pool #351638
      7.000%                                     06/15/23        71      75,015
Government National Mortgage
   Association Pool #377553
      7.000%                                     07/15/25        42      44,714
Government National Mortgage
   Association Pool #383330
      7.000%                                     07/15/25        15      15,995
Government National Mortgage
   Association Pool #397755
      7.000%                                     05/15/24        74      78,384
Government National Mortgage
   Association Pool #407660
      7.000%                                     07/15/25        19      20,387
Government National Mortgage
   Association Pool #780023
      7.000%                                     09/15/24        62      65,381
Government National Mortgage
   Association Pool #780389
      9.000%                                     08/15/09        12      12,459
                                                                     ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $8,461,134)                                                  8,452,384
                                                                     ----------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

CORPORATE BONDS -- 40.0%
ELECTRIC -- 2.9%
Consolidated Edison, Inc.
      3.625%                                     08/01/08  $  1,285  $1,246,060
Constellation Energy Group, Inc.
      6.125%                                     09/01/09     1,000   1,032,635
Pacific Gas & Electric Co.
      4.200%                                     03/01/11     1,200   1,151,928
Scottish Power P.L.C.
      5.375%                                     03/15/15     1,350   1,353,187
Southern Co. Capital Funding Corp.
      5.300%                                     02/01/07     3,000   2,999,799
                                                                     ----------
                                                                      7,783,609
                                                                     ----------
FINANCE - BANK -- 5.7%
Bank of America Corp.
      5.250%                                     02/01/07     2,000   2,008,446
      6.250%                                     04/15/12     1,065   1,139,547
Bank One Corp.
      7.875%                                     08/01/10     1,400   1,555,686
Capital One Bank
      4.250%                                     12/01/08     1,000     977,474
Capital One Financial Co.
      5.500%                                     06/01/15       725     722,067
European Investment Bank
      2.375%                                     06/15/07     3,175   3,080,109
JPMorgan Chase & Co.
      3.800%                                     10/02/09     1,920   1,903,926
      5.125%                                     09/15/14       480     462,126
Union Planters Corp.
      7.750%                                     03/01/11     1,750   1,972,239
Washington Mutual, Inc.
      5.000%                                     03/22/12     1,325   1,311,011
                                                                     ----------
                                                                     15,132,631
                                                                     ----------
FINANCE - NON-BANK -- 11.1%
Allstate Life Global Funding Trust
      4.500%                                     05/29/09     1,500   1,480,036
American Express Credit Corp.
      3.000%                                     05/16/08     1,615   1,548,620
American General Finance Corp.
      5.400%                                     12/01/15     1,320   1,318,313
CIT Group, Inc.
      3.375%                                     04/01/09     1,620   1,542,562
      5.000%                                     02/13/14       710     695,632
Countrywide Home Loan, Inc.
      4.125%                                     09/15/09     2,965   2,858,438
EOP Operating L.P.
      8.375%                                     03/15/06       260     261,793
General Electric Capital Corp.
      4.125%                                     09/01/09       360     350,744
      4.875%                                     03/04/15       230     227,252
Household Finance Corp.
      6.375%                                     10/15/11     1,850   1,957,955
      4.750%                                     07/15/13       465     449,975
John Deere Capital Corp.
      5.100%                                     01/15/13       750     759,335

   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
John Hancock Financial Services Corp.
      5.625%                                     12/01/08   $ 2,320  $2,367,483
Lehman Brothers Holdings, Inc.
      4.000%                                     01/22/08     1,745   1,716,932
      7.000%                                     02/01/08       565     588,450
Merrill Lynch & Co., Inc.
      3.700%                                     04/21/08       400     389,924
      4.125%                                     09/10/09     1,475   1,432,386
Morgan Stanley
      3.875%                                     01/15/09       400     388,508
      4.000%                                     01/15/10     1,000     962,813
Residential Capital Corp.
      6.375%                                     06/30/10     1,360   1,383,252
Simon Property Group L.P.
      4.600%                                     06/15/10     1,500   1,463,727
SLM Corp.
      4.500%                                     07/26/10     3,000   2,940,048
Textron Financial Corp.
      5.875%                                     06/01/07     2,400   2,429,741
                                                                     ----------
                                                                     29,513,919
                                                                     ----------
INDUSTRIAL -- 10.1%
AOL Time Warner, Inc.
      6.875%                                     05/01/12     1,955   2,083,731
Boeing Capital Corp.
      6.500%                                     02/15/12     1,270   1,372,602
Centex Corp.
      4.750%                                     01/15/08     1,500   1,485,042
      4.550%                                     11/01/10       800     767,642
Comcast Cable Communications, Inc.
      7.125%                                     06/15/13       625     680,326
Comcast Corp.
      5.300%                                     01/15/14       690     678,015
DaimlerChrysler N.A. Holding Corp.
      4.125%                                     03/07/07     1,200   1,185,541
Genentech, Inc.
      4.750%                                     07/15/15     2,300   2,242,348
H.J. Heinz Co.
      6.000%                                     03/15/08     1,700   1,735,095
Harrahs Operating Co., Inc.
      5.625%                                     06/01/15     2,000   1,968,384
Kellogg Co.
      6.600%                                     04/01/11     1,500   1,607,665
Kohls Corp.
      6.300%                                     03/01/11     3,225   3,399,237
Kroger Co.
      6.800%                                     04/01/11     2,565   2,693,017
News America, Inc.
      6.625%                                     01/09/08     1,120   1,155,605
PepsiCo, Inc.
      3.200%                                     05/15/07     1,650   1,618,638
Schering-Plough Corp.
      5.550%                                     12/01/13     1,135   1,158,137
Walt Disney Co.
      6.750%                                     03/30/06     1,000   1,004,828
                                                                     ----------
                                                                     26,835,853
                                                                     ----------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
   COUPON                                                   PAR
    RATE                                        MATURITY   (000)       VALUE+
-------------                                   --------  --------  -----------

CORPORATE BONDS (CONTINUED)
NATURAL GAS -- 1.3%
Duke Energy Field Services
      7.875%                                    08/16/10  $  1,380  $ 1,527,687
Kinder Morgan Energy Corp.
      6.750%                                    03/15/11     1,860    1,983,229
                                                                    -----------
                                                                      3,510,916
                                                                    -----------
OIL -- 3.8%
Burlington Resources Finance Co.
      5.600%                                    12/01/06     3,100    3,115,949
ChevronTexaco Capital Corp.
      3.375%                                    02/15/08     2,215    2,156,043
Conoco Funding Co.
      6.350%                                    10/15/11     2,305    2,472,749
Marathon Oil Corp.
      5.375%                                    06/01/07     2,500    2,514,173
                                                                    -----------
                                                                     10,258,914
                                                                    -----------
TELEPHONES -- 4.1%
BellSouth Corp.
      4.200%                                    09/15/09     1,100    1,069,424
      4.750%                                    11/15/12     1,600    1,561,408
Sprint Capital Corp.
      6.125%                                    11/15/08     1,550    1,594,922
Telecom Italia Capital
      4.875%                                    10/01/10     1,000      981,413
Verizon Global Funding Corp.
      7.250%                                    12/01/10     1,250    1,357,816
Verizon Wireless Capital, L.L.C.
      5.375%                                    12/15/06     2,300    2,308,101
Vodafone Group P.L.C.
      7.750%                                    02/15/10     1,830    2,006,110
                                                                    -----------
                                                                     10,879,194
                                                                    -----------
TRANSPORTATION -- 1.0%
Burlington Northern Santa Fe Corp.
      6.750%                                    07/15/11       690      745,275
CSX Corp.
      6.750%                                    03/15/11     1,780    1,909,613
                                                                    -----------
                                                                      2,654,888
                                                                    -----------
TOTAL CORPORATE BONDS
   (Cost $107,816,569)
                                                                    106,569,924
                                                                    -----------
INTERNATIONAL BONDS -- 1.3%
Province of Ontario
      3.375%                                    01/15/08     2,445    2,378,503
Republic of Italy
      3.750%                                    12/14/07     1,065    1,046,699
                                                                    -----------
TOTAL INTERNATIONAL BONDS
   (Cost $3,507,629)                                                  3,425,202
                                                                    -----------

   COUPON                                                   PAR
    RATE                                        MATURITY   (000)       VALUE+
------------                                    --------  --------  -----------

U.S. TREASURY OBLIGATIONS -- 13.3%
U.S. TREASURY BONDS -- 3.5%
      11.250%                                   02/15/15  $  6,311  $ 9,503,975
                                                                    -----------
U.S. TREASURY NOTES -- 9.8%
      3.250%                                    08/15/07     4,615    4,532,978
      3.750%                                    05/15/08     2,995    2,953,351
      6.000%                                    08/15/09     6,210    6,546,700
      4.000%                                    04/15/10       680      670,332
      5.000%                                    02/15/11     5,185    5,341,971
      4.250%                                    08/15/14     6,115    6,050,034
                                                                    -----------
                                                                     26,095,366
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,946,552)                                                   35,599,341
                                                                    -----------

                                                         SHARES
                                                        ---------
TEMPORARY INVESTMENTS -- 2.4%
Goldman Sachs Financial Square
   Money Market Portfolio                                 823,986       823,986
JPMorgan Prime Money Market Fund                        5,577,897     5,577,897
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $6,401,883)
                                                                      6,401,883
                                                                   ------------
TOTAL INVESTMENTS -- 100.3%
   (Cost $270,224,571)
                                                                    267,361,853
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                                  2,689,723
Receivable for capital stock sold                                        90,083
Payable for securities purchased                                     (1,965,667)
Payable for capital stock redeemed                                     (814,396)
Dividends payable                                                      (677,239)
Investment advisory fee payable                                         (93,513)
Administration fees payable                                             (14,300)
Service plan fees payable                                                (3,425)
Accrued expenses                                                        (24,607)
                                                                   ------------
                                                                       (813,341)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 25,627,877 Institutional Shares,
   554,640 N Shares, and 369,226
   A Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares has
   been authorized for each class of
   shares of the Fund) (Note 8)                                    $266,548,512
                                                                   ============

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005

-------------------------------------------------------------------------------
                                                                      VALUE+
                                                                   ------------
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($257,273,951/25,627,877)                                       $      10.04
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($5,567,944/554,640)                          $      10.04
                                                                   ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER A SHARE ($3,706,617/369,226)                          $      10.04
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE
   PER A SHARE ($10.04/0.965) (NOTE 5)                             $      10.40
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $270,243,229
                                                                   ============
      Gross Appreciation                                           $  1,403,770
      Gross Depreciation                                             (4,285,146)
                                                                   ------------
      Net Depreciation                                             $ (2,881,376)
                                                                   ============

+       See Note 2a to the Financial Statements.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $450,839.

IO      -- Interest Only Security.

PO      -- Principal Only Security.

                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS -- 99.4%
ALABAMA -- 1.6%
Birmingham, Alabama, Baptist Medical
  Center Special Care Facilities Financing
  Authority Revenue Bonds (Baptist
  Health Systems, Inc.) Series A
    5.000%                               11/15/30   $     1,250      $ 1,218,662
University of Alabama Hospital Revenue
  Bonds Series A
    5.625%                               09/01/16           500          542,325
                                                                     -----------
                                                                       1,760,987
                                                                     -----------
ARIZONA -- 0.8%
Nogales, Arizona, Municipal Development
  Authority Revenue Bonds
    5.000%                               06/01/23           785          825,247
                                                                     -----------
CALIFORNIA -- 1.0%
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series A
    5.375%                               05/01/22         1,000        1,109,890
                                                                     -----------
COLORADO -- 9.1%
Colorado State Certificates of Participation
  (UCDHSC Fitzsimons Academic Project)
  Series B
    5.000%                               11/01/30         1,000        1,041,700
Colorado Water Reserve Power
  Development Authority, Clean Water
  Revenue Bonds Series A
    6.250%                               09/01/16           910        1,019,919
Douglas County, Colorado, School
  District No. RE-1 General Obligation
  Bonds
    5.750%                               12/15/18         1,000        1,143,410
E-470 Public Highway Authority of
  Colorado Revenue Bonds Series B
    0.000%                               09/01/29         1,465          437,669
Pueblo, Colorado, Board of Waterworks
  Water Improvement Revenue Bonds
  Series A
    6.000%                               11/01/17         2,370        2,634,018
Pueblo County, Colorado, School District
  No. 070 Pueblo Rural General Obligation
  Bonds
    6.000%                               12/01/18         3,170        3,471,372
                                                                     -----------
                                                                       9,748,088
                                                                     -----------
FLORIDA -- 1.0%
Miami-Dade County, Florida, Expressway
  Authority Toll System Revenue Bonds
    6.000%                               07/01/14         1,000        1,110,690
                                                                     -----------
GEORGIA -- 5.4%
Atlanta, Georgia, Development Authority
  Student Housing Revenue Bonds
  (Piedmont/Ellis, L.L.C. Project) Series A
    5.000%                               09/01/25         2,300        2,405,639

COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Chatham County, Georgia, Hospital
  Authority Revenue Bonds (Memorial
  Health Medical Center) Series A
    6.125%                               01/01/24   $     1,025      $ 1,115,323
Forsyth County, Georgia, School District
  General Obligation Bonds
    6.000%                               02/01/14         1,000        1,113,880
    6.000%                               02/01/15         1,000        1,113,880
                                                                     -----------
                                                                       5,748,722
                                                                     -----------
ILLINOIS -- 12.6%
Chicago, Illinois, General Obligation
  Bonds(Neighborhoods Alive 21)
    6.125%                               01/01/22         2,000        2,240,520
Chicago, Illinois, General Obligation
   Bonds Series A
    6.000%                               01/01/19         1,835        2,046,208
    6.000%                               01/01/20         1,000        1,115,100
Chicago, Illinois, O'Hare International
  Airport General Airport Third Lien
  Revenue Bonds Series A
    5.000%                               01/01/29         1,500        1,558,575
Illinois Finance Authority Revenue Bonds
(University of Chicago) Series A
    5.000%                               07/01/26         1,000        1,045,000
Illinois State General Obligation Bonds
    6.125%                               01/01/16         5,000        5,506,200
                                                                     -----------
                                                                      13,511,603
                                                                     -----------
MASSACHUSETTS -- 17.1%
Brockton, Massachusetts, General
  Obligation Bonds
    5.750%                               06/01/16           750          827,340
    6.000%                               06/01/19         1,000        1,113,260
Holden, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.000%                               03/01/16         1,000        1,109,020
Massachusetts Development Finance
  Agency Higher Education Revenue
  Bonds (Smith College Issue)
    5.750%                               07/01/23         1,000        1,104,780
Massachusetts State General Obligation
  Bonds Series A
    5.000%                               03/01/23         3,000        3,178,350
Massachusetts State General Obligation
  Bonds Series B
    6.000%                               06/01/14         3,000        3,307,500
Massachusetts State Port Authority
  Revenue Bonds Series C
    6.125%                               07/01/17         1,000        1,108,010
Pittsfield, Massachusetts, General
  Obligation Bonds
    5.000%                               04/15/19         1,000        1,070,830

                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.250%                               10/01/19   $     5,000      $ 5,549,450
                                                                     -----------
                                                                      18,368,540
                                                                     -----------
MICHIGAN -- 3.7%
Armada, Michigan, Area Schools, School
  Building & Site General Obligation
  Bonds
    5.000%                               05/01/26           900          942,984
Michigan State Hospital Finance
  Authority Revenue Bonds
(Chelsea Community Hospital)
    5.375%                               05/15/19         3,000        3,042,210
                                                                     -----------
                                                                       3,985,194
                                                                     -----------
MINNESOTA -- 3.7%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
    6.250%                               05/01/19         3,530        3,928,396
                                                                     -----------
MISSOURI -- 3.1%
Missouri State Health & Educational
  Facilities Revenue Bonds
  (St. Anthony's Medical Center)
    6.125%                               12/01/19         2,000        2,249,640
    6.250%                               12/01/30         1,000        1,130,400
                                                                     -----------
                                                                       3,380,040
                                                                     -----------
NEBRASKA -- 1.0%
University of Nebraska Student Fees &
  Facilities Revenue Bonds
    5.000%                               07/01/35         1,000        1,035,800
                                                                     -----------
NEW HAMPSHIRE -- 0.8%
New Hampshire Health & Educational
  Facilities Revenue Bonds (Exeter
  Project)
    6.000%                               10/01/24           750          827,295
                                                                     -----------
NEW JERSEY -- 6.0%
New Jersey Economic Development
  Authority Revenue Bonds (School
  Facilities Construction) Series P
    5.250%                               09/01/19         1,855        2,009,726
New Jersey Transportation Trust Fund
  Authority Revenue Bonds Series C
    5.500%                               06/15/24         4,000        4,470,200
                                                                     -----------
                                                                       6,479,926
                                                                     -----------
NORTH CAROLINA -- 1.9%
Broad River, North Carolina, Water
  Authority System Revenue Bonds
    5.750%                               06/01/17           635          700,481
    5.375%                               06/01/20         1,000        1,087,900

COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
Harnett County, North Carolina,
  Certificates of Participation
    5.125%                               12/01/23   $       265      $   284,343
                                                                     -----------
                                                                       2,072,724
                                                                     -----------
OHIO -- 12.9%
Akron, Ohio, General Obligation Bonds
    6.500%                               11/01/15           865        1,053,319
Avon Lake, Ohio, City School District
  General Obligation Bonds
    5.750%                               12/01/14         1,000        1,103,540
Cleveland, Ohio, Municipal School District
  General Obligation Bonds
    5.250%                               12/01/18         2,330        2,539,560
Marysville, Ohio, General Obligation Bonds
    6.000%                               12/01/29         1,000        1,121,630
Plain, Ohio, Local School District General
  Obligation Bonds
    6.000%                               12/01/25#        1,220        1,367,705
    6.000%                               12/01/25           180          200,108
Rickenbacker, Ohio, Port Authority
  Revenue Bonds Series A
    5.375%                               01/01/32         1,490        1,637,629
Steubenville, Ohio, Hospital Revenue
  Bonds
    6.375%                               10/01/20         1,000        1,105,620
University of Akron, Ohio, General Receipts
  Revenue Bonds
    6.000%                               01/01/15         2,235        2,470,457
    6.000%                               01/01/16         1,110        1,226,939
                                                                     -----------
                                                                      13,826,507
                                                                     -----------
PENNSYLVANIA -- 1.0%
Chester County, Pennsylvania, Health &
  Educational Authority Hospital Revenue
  Bonds
    6.750%                               07/01/31         1,000        1,095,760
                                                                     -----------
RHODE ISLAND -- 1.0%
Cranston, Rhode Island, General Obligation
  Bonds
    6.375%                               11/15/17         1,000        1,116,300
                                                                     -----------
SOUTH CAROLINA -- 2.9%
Lexington County, South Carolina, One
  School Facilities Corp. Installment
  Purchase Revenue Bonds
    5.250%                               12/01/28         1,300        1,359,189
Medical University Hospital Authority,
  Hospital Facilities Revenue
  Bonds Series A
    5.000%                               08/15/31           700          724,220
Spartanburg County, South Carolina,
  SCAGO Educational Facilities Corp.
  School District No. 5 Revenue Bonds
    5.000%                               04/01/18         1,000        1,067,460
                                                                     -----------
                                                                       3,150,869
                                                                     -----------

                       See Notes to Financial Statements.
66

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)           VALUE+
--------                                 --------   -----------     -----------

MUNICIPAL BONDS (CONTINUED)
TENNESSEE--1.0%
White House Utility District, Tennessee,
  Robertson & Sumner Counties Water
  Revenue Bonds
    6.000%                               01/01/26   $     1,000   $   1,096,610
                                                                  -------------
TEXAS -- 8.3%
Birdville, Texas, Independent School
  District General Obligation Bonds
    6.000%                               02/15/21         2,135       2,334,217
Leander, Texas, Independent School
  District General Obligation Bonds
    0.000%                               08/15/24         5,000       1,657,850
Lewisville, Texas, Independent School
  District Refunding General Obligation
  Bonds
    6.000%                               08/15/17         3,130       3,398,679
Northside, Texas, Independent School
  District General Obligation Bonds
    6.000%                               08/15/14           955       1,057,099
Texas Municipal Power Agency Revenue
  Bonds
    4.750%                               09/01/14           500         510,190
                                                                  -------------
                                                                      8,958,035
                                                                  -------------
VIRGINIA -- 3.5%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
    6.125%                               11/01/17         2,405       2,673,759
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State Revolving
  Fund)
    6.000%                               10/01/17         1,000       1,108,700
                                                                  -------------
                                                                      3,782,459
                                                                  -------------
TOTAL MUNICIPAL BONDS
  (Cost $98,640,395)                                                106,919,682
                                                                  -------------

                                                        SHARES
                                                       --------

TEMPORARY INVESTMENTS -- 0.9%
AIM Tax-Free Investment Co.
  Cash Reserve Portfolio                                678,800         678,800
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                     239,977         239,977
                                                                  -------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $918,777)                                                       918,777
                                                                  -------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $99,559,172)                                                107,838,459
                                                                  -------------

                                                                      VALUE+
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                              $   1,423,560
Receivable for capital stock sold                                         2,550
Payable for securities purchased                                     (1,022,040)
Payable for capital stock redeemed                                     (382,244)
Dividends payable                                                      (301,216)
Investment advisory fee payable                                         (18,333)
Administration fees payable                                              (5,761)
Service plan fees payable                                               (10,932)
Accrued expenses                                                        (16,121)
                                                                  -------------
                                                                       (330,537)
                                                                  -------------
NET ASSETS -- 100.0%
Applicable to 7,010,690 Institutional Shares,
  2,609,791 N Shares, and 390,862
  A Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of shares
  has been authorized for each class of
  shares of the Fund) (Note 8)                                    $ 107,507,922
                                                                  =============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($75,285,199/7,010,690)                 $       10.74
                                                                  =============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($28,025,428/2,609,791)                             $       10.74
                                                                  =============
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($4,197,295/390,862)                                            $       10.74
                                                                  =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($10.74/0.955) (NOTE 5)                                         $       11.25
                                                                  =============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                       $  99,559,172
                                                                  =============
      Gross Appreciation                                          $   8,307,882
      Gross Depreciation                                                (28,595)
                                                                  -------------
      Net Appreciation                                            $   8,279,287
                                                                  =============

+     See Note 2a to the Financial Statements.

# These securities are subject to a demand feature which reduces the remaining maturity.

                       See Notes to Financial Statements.

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

AGENCY OBLIGATIONS -- 2.0%
Federal Home Loan Bank
  (Cost $399,440)
    3.500%                               09/15/06   $       400      $   396,766
                                                                     -----------
ASSET-BACKED SECURITIES -- 31.6%
Ameriquest Mortgage Securities, Inc.
  Series 2005-R9, Class A2A
    4.469%                               11/25/35           289          289,548
Capital One Master Trust Series 2002-4A,
  Class A
    4.900%                               03/15/10           480          480,900
Capital One Multi-Asset Execution Trust
  Series 2003-C2, Class C2
    4.320%                               04/15/09           750          748,669
CIT Equipment Collateral Series 2005-VT1,
  Class B
    4.090%                               11/20/12           312          308,715
GMAC Mortgage Corp. Loan Trust
  Series 2005-HE2, Class A1
    4.459%                               11/25/35           208          207,955
Honda Auto Receivables Owner Trust
  Series 2004-3, Class A2
    2.480%                               05/18/07           291          290,316
Nissan Auto Receivables Owner Trust
  Series 2005-A, Class A2
    3.220%                               01/16/07           407          405,333
Option One Mortgage Loan Trust
  Series 2005-2, Class A2
    4.459%                               05/25/35           212          212,172
Origen Manufactured Housing Contract
  Trust Series 2004-B, Class A1
    2.870%                               06/15/13           373          370,432
PG&E Energy Recovery Funding, L.L.C.
  Series 2005-1, Class A2
    3.870%                               06/25/11           300          294,698
Renaissance Home Equity Loan Trust
  Series 2004-2, Class AF2
    3.902%                               07/25/34           426          423,317
Structured Asset Securities Corp.
  Series 2005-4XS, Class 3A2
    4.270%                               03/25/35           750          737,509
WFS Financial Owner Trust Series 2002-2,
  Class A4
    4.500%                               02/20/10           660          659,997
World Omni Auto Receivables Trust
  Series 2003-B, Class A4
    2.870%                               11/15/10           930          908,812
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $6,390,391)                                                    6,338,373
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.1%
Federal Home Loan Mortgage Corp.
  Series 2742, Class LC
    4.000%                               09/15/12           746          739,539
Federal Home Loan Mortgage Corp.
  Series 2866, Class WA
    5.000%                               08/15/16           933          932,724

COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 2003-67, Class GA
    3.000%                               12/25/16   $       371      $   369,693
Government National Mortgage
  Association Series 2004-84, Class A
    3.624%                               05/16/17           608          588,768
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,662,433)                                                    2,630,724
                                                                     -----------
CORPORATE BONDS -- 36.1%
FINANCE - BANK -- 8.9%
JPMorgan Chase & Co.
    6.250%                               01/15/06           820          820,369
NationsBank Corp.
    6.500%                               03/15/06           950          953,485
                                                                     -----------
                                                                       1,773,854
                                                                     -----------
FINANCE - NON-BANK -- 20.1%
American General Finance Corp.
    5.875%                               07/14/06           905          910,480
Caterpillar Financial Services Corp.
    4.470%                               02/26/07           800          801,522
General Electric Capital Corp.
    2.850%                               01/30/06           175          174,812
    5.375%                               03/15/07           525          528,449
Hartford Financial Services
Group, Inc.
    2.375%                               06/01/06           865          856,699
Household Finance Corp.
    6.500%                               01/24/06           500          500,504
National Rural Utilities
Cooperative Finance Corp.
    6.000%                               05/15/06           250          251,178
                                                                     -----------
                                                                       4,023,644
                                                                     -----------
INDUSTRIAL -- 7.1%
Cendant Corp.
    6.875%                               08/15/06           370          373,853
United Technologies Corp.
    4.875%                               11/01/06           550          551,449
Walt Disney Co.
    6.750%                               03/30/06           500          502,414
                                                                     -----------
                                                                       1,427,716
                                                                     -----------
TOTAL CORPORATE BONDS
  (Cost $7,243,172)                                                    7,225,214
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 3.4%
U.S. Treasury Notes
    2.375%                               08/31/06           200          197,406
    3.125%                               05/15/07           500          491,504
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $698,136)                                                        688,910
                                                                     -----------
VARIABLE RATE OBLIGATIONS++ -- 11.9%
DaimlerChrysler N.A. Holding Group
    4.698%                               11/17/06           750          750,155

                       See Notes to Financial Statements.

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)           VALUE+
--------                                 --------   -----------     -----------

VARIABLE RATE OBLIGATIONS++ (CONTINUED)
Dominion Resources, Inc.
    4.640%                               05/15/06   $       700     $   700,694
John Deere Capital Corp.
    4.700%                               08/24/06           625         625,477
U.S. Bank N.A.
    4.230%                               07/28/06           300         300,099
                                                                    -----------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $2,375,026)                                                   2,376,425
                                                                    -----------
COMMERCIAL PAPER -- 1.6%
Paradigm Funding, L.L.C.
  (Cost $318,926)
    4.180%                               01/03/06           319         318,926
                                                                    -----------

                                                       SHARES
                                                      --------
TEMPORARY INVESTMENTS -- 0.0%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio
  (Cost $25)                                                 25              25
                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
 (Cost $20,087,549)                                                  19,975,363
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- 0.3%
Interest receivable and other assets                                    157,279
Payable for capital stock redeemed                                      (59,819)
Dividends payable                                                       (21,072)
Investment advisory fee payable                                          (1,407)
Administration fees payable                                                (986)
Accrued expenses                                                         (6,742)
                                                                    -----------
                                                                         67,253
                                                                    -----------
NET ASSETS -- 100.0%
Applicable to 2,019,781 Institutional
  Shares of beneficial interest
  outstanding, $.001
  par value (indefinite number of shares
  has been authorized for each class of
  shares of the Fund) (Note 8)                                      $20,042,616
                                                                    ===========

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($20,042,616/2,019,781)                   $      9.92
                                                                    ===========

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                         $20,088,593
                                                                    ===========
      Gross Appreciation                                            $     7,351
      Gross Depreciation                                               (120,581)
                                                                    -----------
      Net Depreciation                                              $  (113,230)
                                                                    ===========

+     See Note 2a to the Financial Statements.

++    Rate in effect on 12/31/05.

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                           SHARES      VALUE+
                                                          --------  -----------

COMMON STOCK -- 60.1%
AEROSPACE & DEFENSE -- 1.0%
Lockheed Martin Corp.                                        5,200  $   330,876
Precision Castparts Corp.                                    4,000      207,240
Rockwell Collins, Inc.                                       5,350      248,614
                                                                    -----------
                                                                        786,730
                                                                    -----------
AIRLINES -- 0.1%
ExpressJet Holdings, Inc.*                                  14,500      117,305
                                                                    -----------
AUTOMOBILES -- 0.6%
AutoNation, Inc.*                                           17,700      384,621
Ford Motor Co.                                              18,600      143,592
                                                                    -----------
                                                                        528,213
                                                                    -----------
BANKS -- 4.3%
Bank of America Corp.                                       12,900      595,335
CVB Financial Corp.                                          7,092      144,039
KeyCorp                                                      9,700      319,421
Nara Bancorp, Inc.                                          11,502      204,506
Pacific Capital Bancorp                                      4,556      162,102
Republic Bancorp, Inc.                                       7,865       93,593
U.S. Bancorp                                                31,310      935,856
United Bankshares, Inc.                                      9,447      332,912
Wachovia Corp.                                              11,900      629,034
Webster Financial Corp.                                      3,160      148,204
                                                                    -----------
                                                                      3,565,002
                                                                    -----------
BEVERAGES -- 0.3%
PepsiCo, Inc.                                                4,150      245,182
                                                                    -----------
BIOTECHNOLOGY -- 0.7%
Amgen, Inc.*                                                   750       59,145
Celgene Corp.*                                               2,300      149,040
Kendle International, Inc.*                                  5,300      136,422
Meridian Bioscience, Inc.                                    9,900      199,386
                                                                    -----------
                                                                        543,993
                                                                    -----------
BUILDING PRODUCTS -- 0.4%
USG Corp.*                                                   4,808      312,520
                                                                    -----------
CASINOS -- 0.3%
GTECH Holdings Corp.                                         2,000       63,480
Shuffle Master, Inc.*                                        8,665      217,838
                                                                    -----------
                                                                        281,318
                                                                    -----------
CHEMICALS -- 0.2%
Terra Industries, Inc.*                                     35,200      197,120
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES -- 2.5%
Dun & Bradstreet Corp.*                                     10,175      681,318
Equifax, Inc.                                                2,400       91,248
Global Payments, Inc.                                        2,300      107,203
Republic Services, Inc.                                     18,600      698,430
ServiceMaster Co.                                           37,500      448,125
                                                                    -----------
                                                                      2,026,324
                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 1.4%
Cisco Systems, Inc.*                                        12,600      215,712
Harris Corp.                                                 5,400      232,254
Juniper Networks, Inc.*                                      5,300      118,190

                                                           SHARES      VALUE+
                                                          --------  -----------

COMMON STOCK (CONTINUED)
COMMUNICATIONS EQUIPMENT (CONTINUED)
Motorola, Inc.                                              18,800  $   424,692
Qualcomm, Inc.                                               3,250      140,010
                                                                    -----------
                                                                      1,130,858
                                                                    -----------
COMPUTERS & PERIPHERALS -- 3.5%
Dell, Inc.*                                                  6,040      181,140
EMC Corp.*                                                  55,400      754,548
Hewlett-Packard Co.                                         36,700    1,050,721
Komag, Inc.*                                                 4,500      155,970
Network Appliance, Inc.*                                     5,450      147,150
Western Digital Corp.*                                      31,900      593,659
                                                                    -----------
                                                                      2,883,188
                                                                    -----------
CONSTRUCTION & ENGINEERING -- 0.2%
William Lyon Homes, Inc.*                                    1,600      161,440
                                                                    -----------
DISTRIBUTORS -- 0.3%
Brightpoint, Inc.*                                           8,880      246,242
                                                                    -----------
DIVERSIFIED FINANCIALS -- 3.1%
Ameritrade Holding Corp.*                                   11,000      264,000
Arch Capital Group, Ltd.*                                    5,450      298,387
Capital One Financial Corp.                                  3,230      279,072
CompuCredit Corp.*                                           7,740      297,835
Corrections Corp. of America*                                5,850      263,075
Euronet Worldwide, Inc.*                                     5,600      155,680
Federated Investors, Inc. Class B                            2,000       74,080
Legg Mason, Inc.                                               800       95,752
Moody's Corp.                                                8,200      503,644
Nuveen Investments Class A                                   7,400      315,388
                                                                    -----------
                                                                      2,546,913
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 0.7%
Sprint Nextel Corp.                                         23,622      551,810
                                                                    -----------
ELECTRIC UTILITIES -- 3.3%
AES Corp.*                                                   8,700      137,721
Cleco Corp.                                                 11,645      242,798
Exelon Corp.                                                 4,000      212,560
FPL Group, Inc.                                              6,400      265,984
PG&E Corp.                                                  18,800      697,856
Southern Co.                                                16,200      559,386
TXU Corp.                                                    5,500      276,045
Xcel Energy, Inc.                                           17,500      323,050
                                                                    -----------
                                                                      2,715,400
                                                                    -----------
ELECTRICAL EQUIPMENT -- 0.1%
Regal-Beloit Corp.                                           2,779       98,377
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
Jabil Circuit, Inc.*                                        22,400      830,816
                                                                    -----------
ENERGY EQUIPMENT & SERVICES -- 0.2%
BJ Services Co.                                              4,100      150,347
                                                                    -----------
FOOD & DRUG RETAILING -- 0.3%
Costco Wholesale Corp.                                       1,850       91,519
CVS Corp.                                                    2,850       75,297

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                          SHARES       VALUE+
                                                         --------   -----------

COMMON STOCK (CONTINUED)
FOOD & DRUG RETAILING (CONTINUED)
Walgreen Co.                                                1,900   $    84,094
                                                                    -----------
                                                                        250,910
                                                                    -----------
FOOD PRODUCTS -- 1.5%
Campbell Soup Co.                                          24,700       735,319
Chiquita Brands International, Inc.                        12,750       255,127
Pilgrim's Pride Corp.                                       6,600       218,856
                                                                    -----------
                                                                      1,209,302
                                                                    -----------
GAS UTILITIES -- 0.9%
AGL Resources, Inc.                                         5,215       181,534
Northwest Natural Gas Co.                                   3,800       129,884
ONEOK, Inc.                                                15,800       420,754
                                                                    -----------
                                                                        732,172
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
Baxter International, Inc.                                  5,700       214,605
Biomet, Inc.                                                5,150       188,336
CNS, Inc.                                                   5,800       127,078
IRIS International, Inc.*                                  10,400       227,344
Medtronic, Inc.                                             2,000       115,140
St. Jude Medical, Inc.*                                     3,550       178,210
Stryker Corp.                                               3,470       154,172
                                                                    -----------
                                                                      1,204,885
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
Caremark Rx, Inc.*                                          6,200       321,098
Chemed Corp.                                                4,750       235,980
CIGNA Corp.                                                 4,400       491,480
Express Scripts, Inc.*                                        875        73,325
Gilead Sciences, Inc.*                                      3,950       207,889
Health Net, Inc.*                                           2,900       149,495
HealthExtras, Inc.*                                         9,000       225,900
Humana, Inc.*                                               5,000       271,650
IMS Health, Inc.                                            7,600       189,392
Invitrogen Corp.*                                           2,800       186,592
McKesson Corp.                                              2,900       149,611
UnitedHealth Group, Inc.                                    5,794       360,039
WellPoint, Inc.*                                            1,900       151,601
                                                                    -----------
                                                                      3,014,052
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
Bluegreen Corp.*                                            5,790        91,482
Brinker International, Inc.                                 7,400       286,084
Darden Restaurants, Inc.                                   13,100       509,328
Yum! Brands, Inc.                                          14,500       679,760
                                                                    -----------
                                                                      1,566,654
                                                                    -----------
HOUSEHOLD PRODUCTS -- 1.0%
Colgate-Palmolive Co.                                       6,500       356,525
Procter & Gamble Co.                                        8,080       467,670
                                                                    -----------
                                                                        824,195
                                                                    -----------
INDUSTRIAL CONGLOMERATES -- 2.4%
General Electric Co.                                       43,090     1,510,304
Tyco International, Ltd.                                   17,600       507,936
                                                                    -----------
                                                                      2,018,240
                                                                    -----------

                                                          SHARES       VALUE+
                                                         --------   -----------

COMMON STOCK (CONTINUED)
INSURANCE -- 3.5%
AFLAC, Inc.                                                 6,200   $   287,804
AmerUs Group Co.                                            4,610       261,249
Assurant, Inc.                                             11,600       504,484
Genworth Financial, Inc. Class A                            9,300       321,594
LandAmerica Financial Group, Inc.                           2,480       154,752
MetLife, Inc.                                              13,400       656,600
W. R. Berkley Corp.                                        14,500       690,490
                                                                    -----------
                                                                      2,876,973
                                                                    -----------
INTERNET & CATALOG RETAIL -- 0.2%
Williams-Sonoma, Inc.*                                      3,300       142,395
                                                                    -----------
INTERNET SOFTWARE & SERVICES -- 1.1%
Activision, Inc.*                                          34,333       471,735
Digital Insight Corp.*                                      3,300       105,666
Websense, Inc.*                                             4,175       274,047
Yahoo!, Inc.*                                               1,700        66,606
                                                                    -----------
                                                                        918,054
                                                                    -----------
IT CONSULTING & SERVICES -- 1.7%
Accenture, Ltd. Class A                                     8,300       239,621
Agilysys, Inc.                                             13,597       247,737
Computer Sciences Corp.*                                   13,300       673,512
Sykes Enterprises, Inc.*                                   20,550       274,754
                                                                    -----------
                                                                      1,435,624
                                                                    -----------
MACHINERY -- 0.3%
Flowserve Corp.*                                            4,005       158,438
ITT Industries, Inc.                                        1,050       107,961
                                                                    -----------
                                                                        266,399
                                                                    -----------
MARINE -- 0.3%
General Maritime Corp.                                      7,195       266,503
                                                                    -----------
MEDIA -- 0.1%
Time Warner, Inc.                                           3,550        61,912
                                                                    -----------
METALS & MINING -- 1.5%
Commercial Metals Co.                                       8,138       305,501
Freeport-McMoRan Copper & Gold, Inc.
   Class B                                                  6,250       336,250
Nucor Corp.                                                 2,500       166,800
Peabody Energy Corp.                                        2,800       230,776
United States Steel Corp.                                   3,400       163,438
                                                                    -----------
                                                                      1,202,765
                                                                    -----------
MULTILINE RETAIL -- 0.2%
Amazon.com, Inc.*                                           2,700       127,305
                                                                    -----------
OIL & GAS -- 4.2%
Burlington Resources, Inc.                                  7,200       620,640
ConocoPhillips                                              9,800       570,164
Exxon Mobil Corp.                                          15,890       892,541
Marathon Oil Corp.                                          7,900       481,663
Newfield Exploration Co.*                                   1,800        90,126
Sunoco, Inc.                                                2,100       164,598
Tesoro Corp.                                                5,170       318,214
Valero Energy Corp.                                         6,400       330,240
                                                                    -----------
                                                                      3,468,186
                                                                    -----------

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                          SHARES       VALUE+
                                                         --------   -----------

COMMON STOCK (CONTINUED)
PHARMACEUTICALS -- 2.5%
Bristol-Myers Squibb Co.                                    7,350   $   168,903
Johnson & Johnson                                          14,740       885,874
King Pharmaceuticals, Inc.*                                 9,100       153,972
Medco Health Solutions, Inc.*                               2,900       161,820
Merck & Co., Inc.                                           2,000        63,620
Pfizer, Inc.                                               27,400       638,968
                                                                    -----------
                                                                      2,073,157
                                                                    -----------
REAL ESTATE -- 1.1%
American Home Mortgage Investment Corp.                     7,940       258,606
Ashford Hospitality Trust                                  18,100       189,869
CB Richard Ellis Group, Inc. Class A*                       4,100       241,285
Entertainment Properties Trust                              3,650       148,738
New Century Financial Corp.                                 2,849       102,763
                                                                    -----------
                                                                        941,261
                                                                    -----------
ROAD & RAIL -- 1.0%
Burlington Northern Santa Fe Corp.                          4,000       283,280
Dollar Thrifty Automotive Group, Inc.*                      5,380       194,057
Landstar System, Inc.                                       4,358       181,903
Yellow Roadway Corp.                                        4,500       200,745
                                                                    -----------
                                                                        859,985
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.1%
Intel Corp.                                                23,820       594,547
Photronics, Inc.*                                           8,200       123,492
Texas Instruments, Inc.                                     6,900       221,283
                                                                    -----------
                                                                        939,322
                                                                    -----------
SOFTWARE -- 1.7%
Adobe Systems, Inc.                                         7,200       266,112
Autodesk, Inc.                                              1,700        73,015
BEA Systems, Inc.*                                         15,100       141,940
Microsoft Corp.                                             8,640       225,936
Oracle Corp.*                                              46,910       572,771
RSA Security, Inc.*                                         7,200        80,856
                                                                    -----------
                                                                      1,360,630
                                                                    -----------
SPECIALTY RETAIL -- 1.7%
American Eagle Outfitters, Inc.                             7,900       181,542
Children's Place Retail Stores, Inc.*                       7,769       383,944
Home Depot, Inc.                                            4,700       190,256
Sonic Automotive, Inc.                                      9,400       209,432
Staples, Inc.                                              17,825       404,806
                                                                    -----------
                                                                      1,369,980
                                                                    -----------
TEXTILES & APPAREL -- 0.5%
Coach, Inc.*                                                3,340       111,356
V. F. Corp.                                                 2,500       138,350
Wolverine World Wide, Inc.                                  8,700       195,402
                                                                    -----------
                                                                        445,108
                                                                    -----------
TOTAL COMMON STOCK
   (Cost $41,590,201)                                                49,495,067
                                                                    -----------

COUPON                                                      PAR
 RATE                                          MATURITY    (000)      VALUE+
------                                         --------   ------   ------------

AGENCY OBLIGATIONS -- 2.3%
Federal Home Loan Mortgage Corp.
      4.200%                                   12/28/07   $1,000   $    987,728
Federal National Mortgage Association
      5.250%                                   08/01/12      520        525,711
Rowan Cos., Inc.
      4.330%                                   05/01/19      386       372,481
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $1,932,734)                                                  1,885,920
                                                                   ------------
ASSET-BACKED SECURITIES -- 2.8%
California Infrastructure Pacific Gas &
   Electric Series 1997-1, Class A8
      6.480%                                   12/26/09      215        220,445
Citibank Credit Card Issuance Trust
   Series 2003-A6, Class A6
      2.900%                                   05/17/10      600        574,790
Citibank Credit Card Issuance Trust
   Series 2005-B1, Class B1
      4.400%                                   09/15/10      220        216,882
Franklin Auto Trust Series 2005-1, Class A 4
      5.010%                                   05/20/13      295        295,530
Providian Gateway Master Trust
   Series 2004-DA 144A, Class A(f)
      3.350%                                   09/15/11      240        234,000
Residential Funding Mortgage Securities
   Series 2001-HS2, Class A5
      6.920%                                   04/25/31      199        198,670
Structured Asset Securities Corp.
   Series 2004-5H, Class A2
      4.430%                                   12/25/33      340        338,278
Volkswagen Auto Loan Enhanced Trust
   Series 2003-2, Class A4
      2.940%                                   03/22/10      220        214,985
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,345,036)                                                  2,293,580
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11. 4%
Adjustable Rate Mortgage Trust
   Series 2005-11, Class 2A42
      5.366%                                   02/25/36      500        498,930
Bear Stearns Commercial Mortgage
   Securities, Inc. Series 2005-T18,
   Class A4
      4.933%                                   02/13/42      275        270,407
Countrywide Home Loans
   Series 2003-J6, Class 1A1
      5.500%                                   08/25/33      270        266,056
DLJ Commercial Mortgage Corp.
   Series 1998-CF2, Class A1A
      5.880%                                   11/12/31        2          2,015
Federal Home Loan Mortgage Corp.
   Series 1385, Class J
      7.000%                                   10/15/07      206        206,596
Federal Home Loan Mortgage Corp.
   Series 2513, Class JE
      5.000%                                   10/15/17      450        444,185
Federal Home Loan Mortgage Corp.
   Series 2770, Class LA
      4.500%                                   04/15/33      285        276,581

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                        MATURITY     (000)        VALUE+
-------                                    ------------  --------  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 2835, Class HB
    5.500%                                     08/15/24  $    305  $    312,207
Federal Home Loan Mortgage Corp.
  Series 2886, Class BE
    4.500%                                     11/15/19       260       246,661
Federal Home Loan Mortgage Corp.
  Series 2886, Class CK
    5.000%                                     11/15/19       280       276,459
Federal National Mortgage Association
  Series 1993-197, Class SB
    9.738%                                     10/25/08        40        41,225
Federal National Mortgage Association
  Series 1997-20, Class IO
    1.840%                                     03/25/27       478        31,809
Federal National Mortgage Association
  Series 1997-84, Class PL IO
    6.500%                                     02/25/09        54         2,721
Federal National Mortgage Association
  Series 2000-M1, Class B
    7.446%                                     11/17/18        19        19,144
Federal National Mortgage Association
  Series 2000-T8, Class A
    7.408%                                     12/25/30        37        39,014
Federal National Mortgage Association
  Series 2001-68, Class PV
    6.000%                                     11/25/18       485       493,682
Federal National Mortgage Association
  Series 2001-69, Class PE
    6.000%                                     11/25/15       259       259,941
Federal National Mortgage Association
  Series 2002-73, Class OE
    5.000%                                     11/25/17       400       394,645
Federal National Mortgage Association
  Series 2003-35, Class BC
    5.000%                                     05/25/18       640       632,902
Federal National Mortgage Association
  Series 2003-67, Class GA
    3.000%                                     12/25/16       223       222,453
GMAC Mortgage Corp. Loan Trust
  Series 2005-AR3, Class 3A3
    4.893%                                     06/19/35       251       250,434
Government National Mortgage
  Association Series 2004-84, Class XC IO
    0.496%                                     09/16/44     4,060       270,194
Government National Mortgage
  Association Series 2004-108, Class C
    5.039%                                     12/16/32       195       192,639
LB-UBS Commercial Mortgage Trust
  Series 2005-C2, Class A2
    4.821%                                     04/15/30       270       267,627
LB-UBS Commercial Mortgage Trust
  Series 2005-C5, Class A3
    4.964%                                     09/15/30       440       436,024
Master Alternative Loans Trust
  Series 2004-13, Class 8A1
    5.500%                                     01/25/25       169       167,348
Master Alternative Loans Trust
  Series 2004-13, Class 12A1
    5.500%                                     12/25/19       301       300,845

COUPON                                                     PAR
 RATE                                        MATURITY     (000)       VALUE+
-------                                    ------------  --------  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Master Asset Securitization Trust
  Series 2003-7, Class 4A33
    5.250%                                     09/25/33  $    200  $    194,065
Morgan Stanley Capital I Series 2005-T17,
  Class A5
    4.780%                                     12/13/41       195       189,829
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                     06/15/28       109        10,167
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
    5.139%                                     11/25/33       244       242,089
Structured Asset Securities Corp.
  Series 2005-2XS, Class 2A2
    5.150%                                     02/25/35       205       203,359
Structured Asset Securities Corp.
  Series 2005-15, Class 4A1
    6.000%                                     08/25/35       292       292,834
Washington Mutual Mortgage Securities
  Corp. Series 2002-S8, Class 2A7
    5.250%                                     01/25/18       344       341,459
Wells Fargo Mortgage-Backed Securities
  Trust Series 2004-7, Class 2A2
    5.000%                                     07/25/19       272       268,172
Wells Fargo Mortgage-Backed Securities
  Trust Series 2005-AR4, Class B1
    4.571%                                     04/25/35       208       200,709
WMALT Mortgage Pass-Through
  Certificates Series 2005-4, Class CB7
    5.500%                                     06/25/35       310       302,898
WMALT Mortgage Pass-Through
  Certificates Series 2005-6, Class 2A7
    5.500%                                     08/25/35       320       319,842
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $9,495,221)                                                   9,388,167
                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 5.0%
Federal Home Loan Mortgage Corp.
  Pool #A15284
    5.500%                                     10/01/33       486       483,012
Federal National Mortgage Association
  Pool #345739
    7.500%                                     03/01/27         3         3,439
Federal National Mortgage Association
  Pool #363317
    7.500%                                     11/01/26         0          259
Federal National Mortgage Association
  Pool #368941
    7.500%                                     12/01/26        18        19,082
Federal National Mortgage Association
  Pool #371323
    7.500%                                     03/01/27        16        16,451
Federal National Mortgage Association
  Pool #555880
    5.500%                                     11/01/33       296       293,705
Federal National Mortgage Association
  Pool #725232
    5.000%                                     03/01/34     1,117     1,086,625

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                      PAR
 RATE                                        MATURITY      (000)      VALUE+
-------                                    ------------  --------  ------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #734890
    5.000%                                     08/01/18  $    322    $  319,358
Federal National Mortgage Association
  Pool #755074
    5.500%                                     12/01/33       368       365,911
Federal National Mortgage Association
  Pool #756294
    5.500%                                     12/01/33        79        78,818
Federal National Mortgage Association
  Pool #759299
    5.500%                                     01/01/34       242       239,818
Federal National Mortgage Association
  Pool #804292
    5.000%                                     11/01/34       143       139,099
Federal National Mortgage Association
  Pool #810426
    6.000%                                     03/01/35       178       180,144
Federal National Mortgage Association
  Pool #821954
    5.500%                                     06/01/35       258       255,401
Federal National Mortgage Association
  Pool #821994
    5.500%                                     07/01/35       260       257,870
Government National Mortgage
  Association Pool #442138
    8.000%                                     11/15/26        39        41,417
Government National Mortgage
  Association Pool #553367
    5.500%                                     07/15/33       299       301,861
Government National Mortgage
  Association Pool #555127
    7.000%                                     09/15/31         9         9,151
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $4,142,772)                                                   4,091,421
                                                                   ------------
CORPORATE BONDS -- 9.1%
ELECTRIC -- 0.4%
AEP Texas Central Co.
    5.500%                                     02/15/13       100       101,338
Consolidated Edison Co. of New York
    5.700%                                     02/01/34        50        51,267
PECO Energy Co.
    3.500%                                     05/01/08       200       193,608
                                                                   ------------
                                                                        346,213
                                                                   ------------
FINANCE - BANK -- 2.1%
Bank of America Corp.
    6.250%                                     04/15/12       220       235,399
Capital One Bank
    4.250%                                     12/01/08       160       156,396
    5.000%                                     06/15/09       125       124,563
European Investment Bank
    2.375%                                     06/15/07       230       223,126
HSBC Finance Corp.
    5.250%                                     01/14/11       350       350,562
JPMorgan Chase & Co.
    3.800%                                     10/02/09       325       312,898

COUPON                                                     PAR
 RATE                                        MATURITY     (000)       VALUE+
-------                                    ------------  --------  ------------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK (CONTINUED)
Royal Bank of Scotland Group P.L.C.
    5.000%                                     10/01/14  $    200  $    198,413
    5.050%                                     01/08/15       100        99,455
                                                                   ------------
                                                                      1,700,812
                                                                   ------------
FINANCE - NON-BANK -- 1.6%
Associates Corp. N.A.
    6.950%                                     11/01/18        60        69,223
Boeing Capital Corp.
    7.375%                                     09/27/10       180       198,264
CIT Group, Inc.
    5.000%                                     02/13/14        55        53,887
General Electric Capital Corp.
    4.875%                                     03/04/15        75        74,104
John Deere Capital Corp.
    5.100%                                     01/15/13       150       151,867
Lehman Brothers Holdings, Inc.
    4.000%                                     01/22/08        55        54,115
    7.000%                                     02/01/08        40        41,660
Merrill Lynch & Co., Inc.
    4.125%                                     09/10/09       100        97,111
Simon Property Group L.P.
    5.375%                                     08/28/08        35        35,199
St. Paul Travelers Cos., Inc.
    5.500%                                     12/01/15       325       327,959
Textron Financial Corp.
    5.875%                                     06/01/07       200       202,478
                                                                   ------------
                                                                      1,305,867
                                                                   ------------
INDUSTRIAL -- 3.5%
Boeing Co.
    8.750%                                     09/15/31       100       143,608
Caterpillar, Inc.
    7.300%                                     05/01/31       200       252,908
Centex Corp.
    4.750%                                     01/15/08       130       128,704
Comcast Cable Communications, Inc.
    7.125%                                     06/15/13        75        81,639
Comcast Corp.
    5.300%                                     01/15/14       190       186,700
DaimlerChrysler N.A. Holding Corp.
    4.875%                                     06/15/10       170       166,149
Diageo Capital P.L.C.
    4.375%                                     05/03/10       200       195,264
Genentech, Inc.
    5.250%                                     07/15/35       100        96,723
General Mills, Inc.
    6.000%                                     02/15/12        80        83,831
H.J. Heinz Co.
    6.000%                                     03/15/08       225       229,645
Harrahs Operating Co., Inc.
    5.625%                                     06/01/15       100        98,419
Kellogg Co.
    6.600%                                     04/01/11       200       214,355
Kimberly-Clark Corp.
    4.875%                                     08/15/15       300       298,846
Kohls Corp.
    6.300%                                     03/01/11       220       231,886

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                        MATURITY     (000)       VALUE+
-------                                    ------------  --------  ------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Kroger Co.
    6.800%                                     04/01/11  $     85  $     89,242
Procter & Gamble Co. - Guaranteed ESOP
  Debentures Series A
    9.360%                                     01/01/21       150       194,872
Schering-Plough Corp.
    6.500%                                     12/01/33       150       171,378
                                                                   ------------
                                                                      2,864,169
                                                                   ------------
NATURAL GAS -- 0.2%
Duke Energy Field Services
    7.875%                                     08/16/10       150       166,053
                                                                   ------------
OIL -- 0.2%
Conoco, Inc.
    6.950%                                     04/15/29       165       199,764
                                                                   ------------
TELEPHONES -- 1.0%
BellSouth Corp.
    6.000%                                     11/15/34       235       235,589
France Telecom S.A.
    8.000%                                     03/01/11       100       111,814
Verizon Global Funding Corp.
    7.250%                                     12/01/10       200       217,251
    7.750%                                     12/01/30        30        35,767
Vodafone Group P.L.C.
    7.750%                                     02/15/10       250       274,059
                                                                   ------------
                                                                        874,480
                                                                   ------------
TRANSPORTATION -- 0.1%
CSX Corp.
    6.750%                                     03/15/11        50        53,641
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $7,464,312)                                                   7,510,999
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 7.8%
U.S. TREASURY BONDS -- 3.0%
   11.250%                                     02/15/15       165       248,480
    7.250%                                     05/15/16       215       264,064
    8.750%                                     05/15/20       120       172,195
    8.750%                                     08/15/20       823     1,184,220
    8.000%                                     11/15/21        85       117,131
    6.125%                                     11/15/27        64        77,250
    5.500%                                     08/15/28       385       433,020
                                                                   ------------
                                                                      2,496,360
                                                                   ------------
U.S. TREASURY NOTES -- 4.8%
    3.750%                                     05/15/08       635       626,170
    4.375%                                     11/15/08       840       840,394
    3.500%                                     08/15/09       860       835,242
    6.000%                                     08/15/09       330       347,892
    5.000%                                     02/15/11       125       128,784
    4.875%                                     02/15/12       370       379,987
    4.250%                                     08/15/13       175       173,489
    4.250%                                     08/15/14       625       618,360
                                                                   ------------
                                                                      3,950,318
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,494,217)                                                   6,446,678
                                                                   ------------

                                                          SHARES      VALUE+
                                                         --------  ------------

TEMPORARY INVESTMENTS -- 1.1%
Dreyfus Cash Management Plus #719                          11,990  $     11,990
Goldman Sachs Financial Square
  Money Market Portfolio                                  849,940       849,940
JPMorgan Prime Money Market Fund                              706           706
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $862,636)                                                       862,636
                                                                   ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $74,327,129)                                                 81,974,468
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.4%
Dividends receivable and other assets                                   377,403
Receivable for capital stock sold                                        28,238
Payable for capital stock redeemed                                      (16,660)
Investment advisory fee payable                                         (34,870)
Administration fees payable                                              (4,371)
Service plan fees payable                                                (3,899)
Accrued expenses                                                        (14,141)
                                                                   ------------
                                                                        331,700
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 4,862,344 Institutional
  Shares, 528,911 N Shares, and 200,995
  A Shares of beneficial interest
  outstanding,$.001 par value (indefinite
  number of shares has been authorized
  for each class of shares of the Fund)
  (Note 8)                                                         $ 82,306,168
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($71,570,509/4,862,344)                                          $      14.72
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($7,782,967/528,911)                           $      14.72
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER
  A SHARE ($2,952,692/200,995)                                     $      14.69
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($14.69/0.945) (NOTE 5)                                          $      15.54
                                                                   ============
----------
The federal income tax basis and unrealized appreciation(depreciation)for all investments is as follows:

      Basis                                                        $ 74,435,202
                                                                   ============
      Gross Appreciation                                           $  8,943,100
      Gross Depreciation                                             (1,403,834)
                                                                   ============
      Net Appreciation                                             $  7,539,266
                                                                   ============

+       See Note 2a to the Financial Statements.

*       Non-income producing security.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.

IO -- Interest Only Security.

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK -- 98.4%
AEROSPACE & DEFENSE -- 5.1%
Boeing Co.                                                26,100  $   1,833,264
General Dynamics Corp.                                    25,100      2,862,655
Rockwell Collins, Inc.                                    18,700        868,989
United Technologies Corp.                                 32,400      1,811,484
                                                                  -------------
                                                                      7,376,392
                                                                  -------------

BANKS -- 6.0%
Associated Banc-Corp                                      42,800      1,393,140
Bank of America Corp.                                     76,600      3,535,090
Wachovia Corp.                                            69,000      3,647,340
                                                                  -------------
                                                                      8,575,570
                                                                  -------------
CHEMICALS -- 2.3%
Monsanto Co.                                              29,100      2,256,123
Praxair, Inc.                                             18,600        985,056
                                                                  -------------
                                                                      3,241,179
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
BISYS Group, Inc.*                                        44,300        620,643
                                                                  -------------
COMMUNICATIONS EQUIPMENT -- 3.1%
Deutsche Telekom A.G. ADR                                 41,900        696,797
Motorola, Inc.                                            99,100      2,238,669
Nokia Corp. ADR                                           79,200      1,449,360
                                                                  -------------
                                                                      4,384,826
                                                                  -------------
COMPUTERS & PERIPHERALS -- 3.9%
Apple Computer, Inc.*                                     26,300      1,890,707
EMC Corp.*                                                44,300        603,366
Hewlett-Packard Co.                                       49,000      1,402,870
Western Digital Corp.*                                    92,600      1,723,286
                                                                  -------------
                                                                      5,620,229
                                                                  -------------
DIVERSIFIED FINANCIALS -- 6.4%
Capital One Financial Corp.                               18,512      1,599,437
Lehman Brothers Holdings, Inc.                            30,200      3,870,734
Moody's Corp.                                             49,200      3,021,864
Principal Financial Group, Inc.                           14,000        664,020
                                                                  -------------
                                                                      9,156,055
                                                                  -------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 0.8%
Sprint Nextel Corp.                                       51,163      1,195,168
                                                                  -------------
ELECTRIC UTILITIES -- 5.7%
Dominion Resources, Inc.                                  38,800      2,995,360
Edison International                                      17,600        767,536
Southern Co.                                              86,780      2,996,513
Xcel Energy, Inc.                                         73,800      1,362,348
                                                                  -------------
                                                                      8,121,757
                                                                  -------------
FOOD & DRUG RETAILING -- 4.4%
Costco Wholesale Corp.                                    41,400      2,048,058
CVS Corp.                                                 69,400      1,833,548
Del Monte Foods Co.*                                     148,800      1,551,984
Kroger Co.*                                               43,300        817,504
                                                                  -------------
                                                                      6,251,094
                                                                  -------------

                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 1.4%
Archer-Daniels-Midland Co.                                48,300  $   1,191,078
Kraft Foods, Inc. Class A                                 31,600        889,224
                                                                  -------------
                                                                      2,080,302
                                                                  -------------
GAS UTILITIES -- 1.4%
Atmos Energy Corp.                                        22,000        575,520
NiSource, Inc.                                            35,400        738,444
ONEOK, Inc.                                               24,600        655,098
                                                                  -------------
                                                                      1,969,062
                                                                  -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
PerkinElmer, Inc.                                         51,800      1,220,408
                                                                  -------------
HEALTH CARE PROVIDERS & SERVICES -- 9.7%
Cardinal Health, Inc.                                     33,700      2,316,875
Caremark Rx, Inc.*                                        82,643      4,280,081
Gilead Sciences, Inc.*                                    78,050      4,107,771
Invitrogen Corp.*                                         24,200      1,612,688
UnitedHealth Group, Inc.                                  11,600        720,824
WellPoint, Inc.*                                          10,700        853,753
                                                                  -------------
                                                                     13,891,992
                                                                  -------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
Yum! Brands, Inc.                                         37,300      1,748,624
                                                                  -------------
HOUSEHOLD PRODUCTS -- 2.6%
Procter & Gamble Co.                                      65,040      3,764,515
                                                                  -------------
INDUSTRIAL CONGLOMERATES -- 2.9%
General Electric Co.                                     118,552      4,155,248
                                                                  -------------
INSURANCE -- 7.7%
Allstate Corp.                                            32,500      1,757,275
Genworth Financial, Inc. Class A                          49,000      1,694,420
MetLife, Inc.                                             70,200      3,439,800
Nationwide Financial Services, Inc.Class A                60,600      2,666,400
W. R. Berkley Corp.                                       31,900      1,519,078
                                                                  -------------
                                                                     11,076,973
                                                                  -------------
MACHINERY -- 1.5%
American Standard Cos., Inc.                              12,100        483,395
Danaher Corp.                                             30,900      1,723,602
                                                                  -------------
                                                                      2,206,997
                                                                  -------------
MARINE -- 0.4%
Overseas Shipholding Group, Inc.                          11,600        584,524
                                                                  -------------
MEDIA -- 0.8%
Comcast Corp. Class A*                                    44,900      1,165,604
                                                                  -------------
OIL & GAS -- 8.6%
Apache Corp.                                              11,900        815,388
EOG Resources, Inc.                                       12,300        902,451
Exxon Mobil Corp.                                         87,190      4,897,462
Marathon Oil Corp.                                        57,275      3,492,057
Occidental Petroleum Corp.                                14,400      1,150,272
Valero Energy Corp.                                       20,800      1,073,280
                                                                  -------------
                                                                     12,330,910
                                                                  -------------

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
PAPER & FOREST PRODUCTS -- 0.7%
Weyerhaeuser Co.                                          16,100  $   1,068,074
                                                                  -------------
PHARMACEUTICALS -- 4.0%
Abbott Laboratories                                       29,300      1,155,299
Johnson & Johnson                                         54,300      3,263,430
Sanofi-Aventis ADR                                        29,900      1,312,610
                                                                  -------------
                                                                      5,731,339
                                                                  -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.3%
Intel Corp.                                              168,205      4,198,397
LAM Research Corp.*                                       19,900        710,032
Novellus Systems, Inc.*                                   54,100      1,304,892
Texas Instruments, Inc.                                   41,900      1,343,733
                                                                  -------------
                                                                      7,557,054
                                                                  -------------
SOFTWARE -- 6.8%
BEA Systems, Inc.*                                       312,900      2,941,260
Cadence Design Systems, Inc.*                            123,200      2,084,544
Cerner Corp.*                                             11,400      1,036,374
Citrix Systems, Inc.*                                     35,000      1,007,300
Microsoft Corp.                                          101,360      2,650,564
                                                                  -------------
                                                                      9,720,042
                                                                  -------------
SPECIALTY RETAIL -- 2.2%
American Eagle Outfitters, Inc.                           58,100      1,335,138
Home Depot, Inc.                                          46,400      1,878,272
                                                                  -------------
                                                                      3,213,410
                                                                  -------------
TEXTILES & APPAREL -- 2.2%
Coach, Inc.*                                              29,900        996,866
Nike, Inc. Class B                                        12,400      1,076,196
Timberland Co. Class A*                                   32,300      1,051,365
                                                                  -------------
                                                                      3,124,427
                                                                  -------------
TOTAL COMMON STOCK
  (Cost $120,984,800)                                               141,152,418
                                                                  -------------
TEMPORARY INVESTMENTS -- 1.6%
Dreyfus Cash Management Plus #719                        448,652        448,652
Goldman Sachs Financial Square
  Money Market Portfolio                               1,556,939      1,556,939
JPMorgan Prime Money Market Fund                         245,314        245,314
                                                                  -------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,250,905)                                                   2,250,905
                                                                  -------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $123,235,705)                                               143,403,323
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Dividends receivable and other assets                                   128,503
Receivable for capital stock sold                                        32,548
Payable for capital stock redeemed                                      (93,131)
Investment advisory fee payable                                         (86,904)
Administration fees payable                                              (7,785)
Service plan fees payable                                                (2,557)
Accrued expenses                                                        (19,513)
                                                                  -------------
                                                                        (48,839)
                                                                  -------------

                                                                      VALUE+
                                                                  -------------

NET ASSETS -- 100.0%
Applicable to 6,400,082 Institutional Shares,
  323,466 N Shares, and 48,292 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $ 143,354,484
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($135,587,168/6,400,082)                $       21.19
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($6,757,766/323,466)                                $       20.89
                                                                  =============
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($1,009,550/48,292)                                             $       20.91
                                                                  =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($20.91/0.945) (NOTE 5)                                         $       22.13
                                                                  =============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                     $ 123,860,532
                                                                =============
      Gross Appreciation                                        $  21,526,162
      Gross Depreciation                                           (1,983,371)
                                                                -------------
      Net Appreciation                                          $  19,542,791
                                                                =============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK -- 99.0%
BRAZIL -- 11.7%
Banco Bradesco S.A.                                      167,900  $   4,630,659
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar ADR                                           60          1,974
Companhia de Bebidas das Americas - PR
  ADR                                                     83,600      3,180,980
Companhia Energetica de Minas Gerais                 170,030,000      5,817,218
Companhia Vale do Rio Doce ADR                           150,680      5,462,150
Petroleo Brasileiro S.A. ADR                             189,806     13,527,474
Sadia S.A.                                             1,247,000      3,519,736
Tele Norte Leste Participacoes S.A. ADR                  175,060      3,137,075
                                                                  -------------
                                                                     39,277,266
                                                                  -------------
CHILE -- 0.5%
Madeco S.A. ADR                                          230,000      1,787,100
                                                                  -------------
CHINA -- 10.9%
China Construction Bank*                               5,434,000      1,892,244
China Mobile, Ltd.                                     1,490,020      7,052,644
China Petroleum & Chemical Corp.
  (Sinopec)                                            9,700,000      4,816,441
Datang International Power Generation
  Co., Ltd.                                            4,438,960      3,263,247
Denway Motors, Ltd.                                   14,290,280      4,745,826
Gome Electrical Appliances Holdings,
  Ltd.                                                 4,600,000      3,114,662
Lenovo Group, Ltd.                                     7,300,000      3,365,834
Ping An Insurance (Group) Co. of China,
  Ltd.                                                 3,817,280      7,040,182
Weichai Power Co., Ltd.                                  764,000      1,290,798
                                                                  -------------
                                                                     36,581,878
                                                                  -------------
HONG KONG -- 2.1%
Hutchison Whampoa, Ltd.                                  408,450      3,890,301
Johnson Electric Holdings, Ltd.                        3,118,180      2,955,850
                                                                  -------------
                                                                      6,846,151
                                                                  -------------
HUNGARY -- 1.7%
Gedeon Richter Rt.                                        17,332      3,114,029
OTP Bank Rt.                                              80,350      2,625,046
                                                                  -------------
                                                                      5,739,075
                                                                  -------------
INDIA -- 6.7%
Bharti Tele-Ventures, Ltd.*                              256,512      1,970,801
Corporation Bank                                         384,583      3,088,545
Gujarat Ambuja Cements, Ltd.                           3,000,750      5,308,583
Hero Honda Motors, Ltd.                                  211,000      4,031,486
Mahindra & Mahindra, Ltd.                                193,000      2,196,369
Oil & Natural Gas Corp., Ltd.                            227,000      5,927,629
                                                                  -------------
                                                                     22,523,413
                                                                  -------------
INDONESIA -- 2.5%
PT Indonesian Satellite Corp. TBK                     14,825,220      8,370,292
                                                                  -------------
ISRAEL -- 1.1%
Bank Hapoalim, Ltd.                                      788,000      3,657,716
                                                                  -------------
KOREA -- 17.2%
Amorepacific Corp.                                        16,700      5,220,557
GS Home Shopping, Inc.                                    32,000      4,083,692

                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
KOREA (CONTINUED)
Hyundai Motor Co., Ltd.                                   66,580 $    6,408,699
Kookmin Bank ADR                                         119,591      8,934,644
LG Chem, Ltd.                                            139,820      7,884,196
Samsung Electronics Co., Ltd. Series 144A
  GDR(f)                                                  45,900     15,124,050
Shinsegae Co., Ltd.*                                      22,950     10,057,724
                                                                  -------------
                                                                     57,713,562
                                                                  -------------
MALAYSIA -- 0.7%
Maxis Communications BHD                               1,007,900      2,240,074
                                                                  -------------
MEXICO -- 4.3%
America Movil S.A. de C.V. -L ADR                        111,870      3,273,316
Cemex S.A. de C.V. ADR                                   128,274      7,610,497
Grupo Televisa S.A. ADR                                   45,400      3,654,700
                                                                  -------------
                                                                     14,538,513
                                                                  -------------
RUSSIA -- 8.9%
Evraz Group S.A. Series 144A GDR(f)                      182,000      3,294,200
LUKOIL ADR                                               214,480     12,761,560
Norilsk Nickel Mining and Metallurgical
  Co. ADR                                                 66,160      6,219,702
Surgutneftegaz ADR                                        85,900      7,636,510
                                                                  -------------
                                                                     29,911,972
                                                                  -------------
SOUTH AFRICA -- 10.6%
Barloworld, Ltd.                                         264,190      4,614,922
Impala Platinum Holdings, Ltd.                            46,586      6,861,818
Nedbank Group, Ltd.                                      293,447      4,637,645
Network Healthcare Holdings, Ltd.                      2,770,000      3,292,043
Old Mutual P.L.C.                                      1,411,960      4,002,208
Sappi, Ltd. ADR                                          310,000      3,512,300
Standard Bank Group, Ltd.                                150,000      1,797,155
Telkom South Africa, Ltd.                                320,500      6,825,346
                                                                  -------------
                                                                     35,543,437
                                                                  -------------
TAIWAN -- 12.2%
Asustek Computer, Inc.                                 3,116,010      9,587,285
Chi Mei Optoelectronics Corp.                          2,985,000      4,419,326
Chinatrust Financial Holding Co., Ltd.                 9,010,501      7,136,704
President Chain Store Corp.                            3,302,349      6,921,287
Taiwan Semiconductor Manufacturing
  Co., Ltd.                                            6,795,092     12,937,512
                                                                  -------------
                                                                     41,002,114
                                                                  -------------
THAILAND -- 4.0%
Advanced Information Service Public
  Co., Ltd.(c)                                         1,140,200      3,001,623
Bangkok Bank Public Co., Ltd.                          1,707,000      4,785,009
Land & Houses Public Co., Ltd.                        26,400,000      5,727,240
                                                                  -------------
                                                                     13,513,872
                                                                  -------------
TURKEY -- 2.8%
Akbank T.A.S.                                            514,555      4,191,118
Enka Insaat ve Sanayi A.S.                               403,000      5,013,255
Haci Omer Sabanci Holding A.S.                                 2             11
                                                                  -------------
                                                                      9,204,384
                                                                  -------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
UNITED KINGDOM -- 1.1%
HSBC Holdings P.L.C.                                     217,762  $   3,496,594
                                                                  -------------
TOTAL COMMON STOCK
  (Cost $224,921,749)                                               331,947,413
                                                                  -------------
TEMPORARY INVESTMENTS -- 0.8%
Columbia Prime Reserves Fund
  (Cost $2,575,116)                                    2,575,116      2,575,116
                                                                  -------------
CURRENCY -- 0.0%
Taiwanese Dollar
  (Cost $30)                                                 982             30
                                                                  -------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $227,496,895)                                               334,522,559
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Dividends receivable and other assets                                   956,732
Receivable for capital stock sold                                       306,081
Payable for capital stock redeemed                                     (134,809)
Payable for foreign taxes                                               (56,351)
Investment advisory fee payable                                        (282,554)
Administration fees payable                                             (18,180)
Service plan fees payable                                                (2,066)
Accrued expenses                                                       (118,737)
                                                                  -------------
                                                                        650,116
                                                                  -------------

                                                                      VALUE+
                                                                  -------------

NET ASSETS -- 100.0%
Applicable to 26,468,312 Institutional Shares,
  397,923 N Shares, and 98,150 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $ 335,172,675
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($329,081,334/26,468,312)               $       12.43
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($4,886,834/397,923)                                $       12.28
                                                                  =============
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($1,204,507/98,150)                                             $       12.27
                                                                  =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
    ($12.27/0.945) (NOTE 5)                                       $       12.98
                                                                  =============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                       $ 227,539,860
                                                                  =============
      Gross Appreciation                                          $ 108,746,010
      Gross Depreciation                                             (1,763,311)
                                                                  -------------
      Net Appreciation                                            $ 106,982,699
                                                                  =============
+     See Note 2a to the Financial Statements.

*     Non-income producing security.

(c) Security fair valued using methods determined in good faith by the Pricing Committee of the Board of Trustees.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                  STATEMENT OF NET ASSETS BY SECTOR ALLOCATION
                                DECEMBER 31,2005
--------------------------------------------------------------------------------

Automobiles                                                             5.2%
Banks                                                                  15.2%
Beverages                                                               0.9%
Chemicals                                                               2.4%
Computers & Peripherals                                                 3.9%
Construction Materials                                                  3.9%
Diversified Telecommunications Services                                 5.5%
Electric Utilities                                                      2.7%
Electrical Equipment                                                    1.4%
Electronic Equipment                                                    1.3%
Food & Drug Retailing                                                   5.1%
Food Products                                                           1.1%
Health Care Providers & Services                                        1.0%
Household Durables                                                      1.7%
Industrial Conglomerates                                                4.0%
Insurance                                                               3.3%
Internet & Catalog Retail                                               1.2%
Machinery                                                               0.4%
Media                                                                   1.1%
Metals & Mining                                                         6.5%
Oil & Gas                                                              13.3%
Paper & Forest Products                                                 1.0%
Personal Products                                                       1.6%
Pharmaceuticals                                                         0.9%
Semiconductor Equipment & Products                                      8.4%
Specialty Retail                                                        0.9%
Wireless Telecommunication Services                                     5.2%
Cash, Cash Equivalents & Other Assets                                   0.9%

Percentages shown represent the percentage of net assets as of December 31, 2005.

                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31,2005
--------------------------------------------------------------------------------
                                                       SHARES      VALUE+
                                                      -------   -----------

COMMON STOCK -- 97.8%
AEROSPACE & DEFENSE -- 0.7%
Precision Castparts Corp.                              38,100   $ 1,973,961
                                                                -----------
AUTOMOBILES -- 0.6%
AutoNation, Inc.*                                      82,300     1,788,379
                                                                -----------
BANKS -- 9.8%
AmSouth Bancorp.                                       36,600       959,286
Bank of America Corp.                                 180,000     8,307,000
Sovereign Bancorp, Inc.                                50,700     1,096,134
U.S. Bancorp                                          303,500     9,071,615
Wachovia Corp.                                        152,421     8,056,974
                                                                -----------
                                                                 27,491,009
                                                                -----------
COMMERCIAL SERVICES & SUPPLIES -- 4.8%
Dun & Bradstreet Corp.*                                27,000     1,807,920
Republic Services, Inc.                               208,000     7,810,400
ServiceMaster Co.                                     330,400     3,948,280
                                                                -----------
                                                                 13,566,600
                                                                -----------
COMPUTERS & PERIPHERALS -- 5.7%
EMC Corp.*                                            287,200     3,911,664
Hewlett-Packard Co.                                   274,600     7,861,798
Western Digital Corp.*                                222,400     4,138,864
                                                                -----------
                                                                 15,912,326
                                                                -----------
DIVERSIFIED FINANCIALS -- 10.5%
AmeriCredit Corp.*                                     55,900     1,432,717
Capital One Financial Corp.                            47,800     4,129,920
Charles Schwab Corp.                                  418,700     6,142,329
Citigroup, Inc.                                       148,590     7,211,073
JPMorgan Chase & Co.                                   82,100     3,258,549
Lehman Brothers Holdings, Inc.                         22,500     2,883,825
Nuveen Investments Class A                             33,500     1,427,770
Principal Financial Group, Inc.                        65,800     3,120,894
                                                                -----------
                                                                 29,607,077
                                                                -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.3%
Sprint Nextel Corp.                                   153,600     3,588,096
                                                                -----------
ELECTRIC UTILITIES -- 5.9%
Exelon Corp.                                           92,100     4,894,194
FPL Group, Inc.                                        91,400     3,798,584
PG&E Corp.                                            156,900     5,824,128
Xcel Energy, Inc.                                     108,400     2,001,064
                                                                -----------
                                                                 16,517,970
                                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.8%
Jabil Circuit, Inc.*                                  209,400     7,766,646
                                                                -----------
FOOD PRODUCTS -- 3.0%
Archer-Daniels-Midland Co.                             62,100     1,531,386
Campbell Soup Co.                                     181,600     5,406,232
Pilgrim's Pride Corp.                                  43,200     1,432,512
                                                                -----------
                                                                  8,370,130
                                                                -----------
GAS UTILITIES -- 3.0%
NiSource, Inc.                                        192,600     4,017,636
ONEOK, Inc.                                            67,300     1,792,199

                                                      SHARES       VALUE+
                                                      -------   -----------

COMMON STOCK (CONTINUED)
GAS UTILITIES (CONTINUED)
Sempra Energy                                          60,900   $ 2,730,756
                                                                -----------
                                                                  8,540,591
                                                                -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.7%
Caremark Rx, Inc.*                                     29,300     1,517,447
CIGNA Corp.                                            45,600     5,093,520
Health Net, Inc.*                                      75,400     3,886,870
Humana, Inc.*                                          49,450     2,686,618
                                                                -----------
                                                                 13,184,455
                                                                -----------
HOTELS, RESTAURANTS & LEISURE -- 3.8%
Brinker International, Inc.                            62,600     2,420,116
Darden Restaurants, Inc.                              127,000     4,937,760
Yum! Brands, Inc.                                      72,100     3,380,048
                                                                -----------
                                                                 10,737,924
                                                                -----------
INDUSTRIAL CONGLOMERATES -- 3.8%
General Electric Co.                                  303,900    10,651,695
                                                                -----------
INSURANCE -- 10.0%
AmerUs Group Co.                                       41,200     2,334,804
Assurant, Inc.                                        113,800     4,949,162
Chubb Corp.                                            34,000     3,320,100
Conseco, Inc.*                                         65,700     1,522,269
Genworth Financial, Inc. Class A                       43,800     1,514,604
HCC Insurance Holdings, Inc.                           36,150     1,072,932
MetLife, Inc.                                         125,600     6,154,400
Prudential Financial, Inc.                             27,350     2,001,747
W. R. Berkley Corp.                                   111,850     5,326,297
                                                                -----------
                                                                 28,196,315
                                                                -----------
INTERNET SOFTWARE & SERVICES -- 1.3%
Activision, Inc.*                                     155,666     2,138,851
ValueClick, Inc.*                                      82,500     1,494,075
                                                                -----------
                                                                  3,632,926
                                                                -----------
IT CONSULTING & SERVICES -- 2.8%
Accenture, Ltd. Class A                               160,300     4,627,861
Computer Sciences Corp.*                               62,800     3,180,192
                                                                -----------
                                                                  7,808,053
                                                                -----------
MEDIA -- 0.9%
R.H. Donnelley Corp.*                                  20,800     1,281,696
Time Warner, Inc.                                      77,300     1,348,112
                                                                -----------
                                                                  2,629,808
                                                                -----------
METALS & MINING -- 2.2%
Nucor Corp.                                            28,000     1,868,160
Peabody Energy Corp.                                   28,800     2,373,696
United States Steel Corp.                              37,900     1,821,853
                                                                -----------
                                                                  6,063,709
                                                                -----------
OIL & GAS -- 13.4%
Burlington Resources, Inc.                             47,700     4,111,740
ConocoPhillips                                        144,800     8,424,464
Exxon Mobil Corp.                                     175,700     9,869,069
Marathon Oil Corp.                                    105,200     6,414,044

                       See Notes to Financial Statements.
                                                                              81

                           HARRIS INSIGHT EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31,2005
--------------------------------------------------------------------------------
                                                    SHARES        VALUE+
                                                  ---------   -------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Southwestern Energy Co.*                             39,300   $   1,412,442
Sunoco, Inc.                                         19,500       1,528,410
Tesoro Corp.                                         53,300       3,280,615
Valero Energy Corp.                                  49,300       2,543,880
                                                              -------------
                                                                 37,584,664
                                                              -------------
PHARMACEUTICALS -- 2.8%
Johnson & Johnson                                    32,100       1,929,210
King Pharmaceuticals, Inc.*                          90,900       1,538,028
Pfizer, Inc.                                        189,500       4,419,140
                                                              -------------
                                                                  7,886,378
                                                              -------------
REAL ESTATE -- 1.0%
CB Richard Ellis Group, Inc. Class A*                47,500       2,795,375
                                                              -------------
ROAD & RAIL -- 1.9%
Burlington Northern Santa Fe Corp.                   50,300       3,562,246
Yellow Roadway Corp.*                                40,800       1,820,088
                                                              -------------
                                                                  5,382,334
                                                              -------------
SOFTWARE -- 0.7%
Oracle Corp.*                                       149,900       1,830,279
                                                              -------------
SPECIALTY RETAIL -- 0.4%
American Eagle Outfitters, Inc.                      45,700       1,050,186
                                                              -------------
TOTAL COMMON STOCK
   (Cost $222,019,747)                                          274,556,886
                                                              -------------
TEMPORARY INVESTMENTS -- 1.9%
Goldman Sachs Financial Square
   Money Market Portfolio                         2,710,640       2,710,640
JPMorgan Prime Money Market Fund                  2,600,000       2,600,000
                                                              -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $5,310,640)                                              5,310,640
                                                              -------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $227,330,387)                                          279,867,526
                                                              -------------

                                                                   VALUE+
                                                              -------------

OTHER ASSETS AND LIABILITIES -- 0.3%
Dividends receivable and other assets                         $     536,309
Receivable for capital stock sold                                   467,988
Payable for capital stock redeemed                                  (46,807)
Investment advisory fee payable                                    (169,428)
Administration fees payable                                         (15,219)
Service plan fees payable                                            (7,081)
Accrued expenses                                                    (23,499)
                                                              -------------
                                                                    742,263
                                                              -------------

NET ASSETS -- 100.0%
Applicable to 18,842,500 Institutional Shares,
   1,188,466 N Shares, and 172,874 A Shares
   of beneficial interest outstanding, $.001
   par value (indefinite number of
   shares has been authorized for each class of
   shares of the Fund) (Note 8)                               $ 280,609,789
                                                              =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($261,584,160/18,842,500)          $       13.88
                                                              =============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($16,609,979/1,188,466)                  $       13.98
                                                              =============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE ($2,415,650/172,874)                           $       13.97
                                                              =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($13.97/0.945) (NOTE 5)                                    $       14.78
                                                              =============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                   $ 227,415,299
                                                              =============
      Gross Appreciation                                      $  56,564,208
      Gross Depreciation                                         (4,111,981)
                                                              -------------
      Net Appreciation                                        $  52,452,227
                                                              =============

+     See Note 2a to the Financial Statements.

*     Non-insecurity.come producing security.

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK -- 94.7%
AEROSPACE & DEFENSE -- 2.1%
Boeing Co.                                                 6,200   $  435,488
General Dynamics Corp.                                     1,500      171,075
Goodrich Corp.                                               900       36,990
Honeywell International, Inc.                              6,500      242,125
L-3 Communications Holdings, Inc.                            900       66,915
Lockheed Martin Corp.                                      2,700      171,801
Northrop Grumman Holdings Corp.                            2,700      162,297
Raytheon Co.                                               3,400      136,510
Rockwell Collins, Inc.                                     1,300       60,411
United Technologies Corp.                                  7,800      436,098
                                                                   ----------
                                                                    1,919,710
                                                                   ----------
AIR FREIGHT & COURIERS -- 1.0%
FedEx Corp.                                                2,300      237,797
United Parcel Service, Inc. Class B                        8,500      638,775
                                                                   ----------
                                                                      876,572
                                                                   ----------
AIRLINES -- 0.1%
Southwest Airlines Co.                                     5,400       88,722
                                                                   ----------
ALCOHOLIC BEVERAGES -- 0.4%
Anheuser-Busch Cos., Inc.                                  6,000      257,760
Brown-Forman Corp. Class B                                   600       41,592
Constellation Brands, Inc. Class A*                        1,500       39,345
Molson Coors Brewing Co. Class B                             400       26,796
                                                                   ----------
                                                                      365,493
                                                                   ----------
AUTO COMPONENTS -- 0.2%
Cooper Tire & Rubber Co.                                     500        7,660
Dana Corp.                                                 1,300        9,334
Goodyear Tire & Rubber Co.*                                1,500       26,070
Johnson Controls, Inc.                                     1,500      109,365
Visteon Corp.*                                             1,100        6,886
                                                                   ----------
                                                                      159,315
                                                                   ----------
AUTOMOBILES -- 0.4%
AutoNation, Inc.*                                          1,500       32,595
Ford Motor Co.                                            14,500      111,940
General Motors Corp.                                       4,400       85,448
Harley-Davidson, Inc.                                      2,100      108,129
                                                                   ----------
                                                                      338,112
                                                                   ----------
BANKS -- 6.4%
AmSouth Bancorp.                                           2,700       70,767
Bank of America Corp.                                     30,834    1,422,989
Bank of New York Co., Inc.                                 5,900      187,915
BB&T Corp.                                                 4,200      176,022
Comerica, Inc.                                             1,300       73,788
Compass Bancshares, Inc.                                   1,000       48,290
Fifth Third Bancorp                                        4,300      162,196
First Horizon National Corp.                               1,000       38,440
Golden West Financial Corp.                                2,000      132,000
Huntington Bancshares, Inc.                                1,800       42,750
KeyCorp                                                    3,100      102,083
M&T Bank Corp.                                               600       65,430
Marshall & Ilsley Corp.                                    1,600       68,864
Mellon Financial Corp.                                     3,200      109,600
National City Corp.                                        4,200      140,994

                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
North Fork Bancorp., Inc.                                  3,600   $   98,496
Northern Trust Corp.                                       1,400       72,548
PNC Financial Services Group, Inc.                         2,200      136,026
Regions Financial Corp.                                    3,536      120,790
Sovereign Bancorp, Inc.                                    2,800       60,536
Suntrust Banks, Inc.                                       2,800      203,728
Synovus Financial Corp.                                    2,400       64,824
U.S. Bancorp                                              13,900      415,471
Wachovia Corp.                                            11,934      630,831
Washington Mutual, Inc.                                    7,542      328,077
Wells Fargo & Co.                                         12,800      804,224
Zions Bancorp.                                               700       52,892
                                                                   ----------
                                                                    5,830,571
                                                                   ----------
BEVERAGES -- 1.6%
Coca-Cola Co.                                             15,900      640,929
Coca-Cola Enterprises, Inc.                                2,400       46,008
Pepsi Bottling Group, Inc.                                 1,100       31,471
PepsiCo, Inc.                                             12,700      750,316
                                                                   ----------
                                                                    1,468,724
                                                                   ----------
BIOTECHNOLOGY -- 1.2%
Amgen, Inc.*                                               9,500      749,170
Biogen IDEC, Inc.*                                         2,600      117,858
Chiron Corp.*                                                800       35,568
Genzyme Corp.*                                             2,000      141,560
MedImmune, Inc.*                                           1,900       66,538
                                                                   ----------
                                                                    1,110,694
                                                                   ----------
BUILDING PRODUCTS -- 0.1%
Masco Corp.                                                3,200       96,608
                                                                   ----------
CASINOS -- 0.2%
Harrah's Entertainment, Inc.                               1,400       99,806
International Game Technology                              2,600       80,028
                                                                   ----------
                                                                      179,834
                                                                   ----------
CHEMICALS -- 1.4%
Air Products & Chemicals, Inc.                             1,700      100,623
Dow Chemical Co.                                           7,400      324,268
E.I. du Pont de Nemours & Co.                              7,000      297,500
Eastman Chemical Co.                                         600       30,954
Ecolab, Inc.                                               1,400       50,778
Engelhard Corp.                                              900       27,135
Hercules, Inc.*                                              900       10,170
International Flavors & Fragrances, Inc.                     600       20,100
Monsanto Co.                                               2,100      162,813
P.P.G. Industries, Inc.                                    1,300       75,270
Praxair, Inc.                                              2,500      132,400
Rohm & Haas Co.                                            1,100       53,262
Sigma-Aldrich Corp.                                          500       31,645
                                                                   ----------
                                                                    1,316,918
                                                                   ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
Allied Waste Industries, Inc.*                             1,800       15,732
Apollo Group, Inc. Class A*                                1,100       66,506
Avery Dennison Corp.                                         800       44,216
Cendant Corp.                                              7,900      136,275

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Cintas Corp.                                               1,100   $   45,298
Equifax, Inc.                                              1,000       38,020
H & R Block, Inc.                                          2,500       61,375
Pitney Bowes, Inc.                                         1,700       71,825
R.R. Donnelley & Sons Co.                                  1,700       58,157
Robert Half International, Inc.                            1,300       49,257
Waste Management, Inc.                                     4,200      127,470
                                                                   ----------
                                                                      714,131
                                                                   ----------
COMMUNICATIONS EQUIPMENT -- 2.7%
ADC Telecommunications, Inc.*                                971       21,692
Andrew Corp.*                                              1,400       15,022
Avaya, Inc.*                                               3,300       35,211
CIENA Corp.*                                               5,000       14,850
Cisco Systems, Inc.*                                      47,100      806,352
Comverse Technology, Inc.*                                 1,500       39,885
Corning, Inc.*                                            11,500      226,090
Freescale Semiconductor, Inc. Class B*                     3,118       78,480
JDS Uniphase Corp.*                                       12,900       30,444
Lucent Technologies, Inc.*                                34,800       92,568
Motorola, Inc.                                            19,100      431,469
Qualcomm, Inc.                                            12,600      542,808
Scientific-Atlanta, Inc.                                   1,200       51,684
Tellabs, Inc.*                                             3,500       38,150
                                                                   ----------
                                                                    2,424,705
                                                                   ----------
COMPUTERS & PERIPHERALS -- 3.5%
Apple Computer, Inc.*                                      6,500      467,285
Dell, Inc.*                                               18,000      539,820
EMC Corp.*                                                18,300      249,246
Gateway, Inc.*                                             2,200        5,522
Hewlett-Packard Co.                                       22,000      629,860
International Business Machines Corp.                     12,100      994,620
Lexmark International, Inc. Class A*                         900       40,347
NCR Corp.*                                                 1,400       47,516
Network Appliance, Inc.*                                   2,900       78,300
Sun Microsystems, Inc.*                                   26,700      111,873
                                                                   ----------
                                                                    3,164,389
                                                                   ----------
CONSTRUCTION & ENGINEERING -- 0.1%
Fluor Corp.                                                  700       54,082
                                                                   ----------
CONSTRUCTION MATERIALS -- 0.1%
Vulcan Materials Co.                                         800       54,200
                                                                   ----------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp.                                                   800       31,776
Bemis Co., Inc.                                              800       22,288
Pactiv Corp.*                                              1,200       26,400
Sealed Air Corp.*                                            600       33,702
Temple Inland, Inc.                                          900       40,365
                                                                   ----------
                                                                      154,531
                                                                   ----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.                                          1,300       57,096
Sears Holdings Corp.*                                        800       92,424
                                                                   ----------
                                                                      149,520
                                                                   ----------

                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS -- 8.5%
AMBAC Financial Group, Inc.                                  800   $   61,648
American Express Co.                                       9,500      488,870
Ameriprise Financial, Inc.                                 1,880       77,080
Bear Stearns Cos., Inc.                                      900      103,977
Capital One Financial Corp.                                2,300      198,720
Charles Schwab Corp.                                       7,900      115,893
CIT Group, Inc.                                            1,500       77,670
Citigroup, Inc.                                           38,800    1,882,964
Countrywide Financial Corp.                                4,600      157,274
E*TRADE Financial Corp.*                                   3,200       66,752
Equity Residential Properties Trust                        2,200       86,064
Fannie Mae                                                 7,400      361,194
Federated Investors, Inc. Class B                            600       22,224
Franklin Resources, Inc.                                   1,100      103,411
Freddie Mac                                                5,300      346,355
Goldman Sachs Group, Inc.                                  3,500      446,985
Janus Capital Group, Inc.                                  1,700       31,671
JPMorgan Chase & Co.                                      26,796    1,063,533
Lehman Brothers Holdings, Inc.                             2,100      269,157
MBNA Corp.                                                 9,600      260,736
Merrill Lynch & Co., Inc.                                  7,000      474,110
Moody's Corp.                                              1,900      116,698
Morgan Stanley                                             8,300      470,942
Principal Financial Group, Inc.                            2,100       99,603
SLM Corp.                                                  3,200      176,288
State Street Corp.                                         2,500      138,600
T. Rowe Price Group, Inc.                                  1,000       72,030
                                                                   ----------
                                                                    7,770,449
                                                                   ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.8%
Alltel Corp.                                               2,900      182,990
AT&T, Inc.                                                29,977      734,137
BellSouth Corp.                                           14,000      379,400
CenturyTel, Inc.                                           1,000       33,160
Citizens Communications Co.                                2,600       31,798
Qwest Communications International,Inc.*                  12,000       67,800
Sprint Nextel Corp.                                       22,658      529,291
Verizon Communications, Inc.                              21,200      638,544
                                                                   ----------
                                                                    2,597,120
                                                                   ----------
ELECTRIC UTILITIES -- 3.0%
AES Corp.*                                                 5,100       80,733
Allegheny Energy, Inc.*                                    1,200       37,980
Ameren Corp.                                               1,600       81,984
American Electric Power Co., Inc.                          3,000      111,270
Centerpoint Energy, Inc.                                   2,400       30,840
Cinergy Corp.                                              1,500       63,690
CMS Energy Corp.*                                          1,700       24,667
Consolidated Edison, Inc.                                  1,900       88,027
Constellation Energy Group, Inc.                           1,400       80,640
Dominion Resources, Inc.                                   2,700      208,440
DTE Energy Co.                                             1,400       60,466
Duke Energy Corp.                                          7,100      194,895
Edison International                                       2,500      109,025
Entergy Corp.                                              1,600      109,840
Exelon Corp.                                               5,100      271,014
FirstEnergy Corp.                                          2,500      122,475

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
FPL Group, Inc.                                            3,000   $  124,680
PG&E Corp.                                                 2,600       96,512
Pinnacle West Capital Corp.                                  800       33,080
PPL Corp.                                                  2,900       85,260
Progress Energy, Inc.                                      1,900       83,448
Public Service Enterprise Group, Inc.                      1,900      123,443
Southern Co.                                               5,700      196,821
Teco Energy, Inc.                                          1,600       27,488
TXU Corp.                                                  3,700      185,703
Xcel Energy, Inc.                                          3,200       59,072
                                                                   ----------
                                                                    2,691,493
                                                                   ----------
ELECTRICAL EQUIPMENT -- 0.4%
American Power Conversion Corp.                            1,400       30,800
Cooper Industries, Ltd. Class A                              700       51,100
Emerson Electric Co.                                       3,200      239,040
Rockwell Automation, Inc.                                  1,400       82,824
                                                                   ----------
                                                                      403,764
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
Agilent Technologies, Inc.*                                3,200      106,528
Applera Corp.-Applied Biosystems Group                     1,400       37,184
Fisher Scientific International, Inc.*                       900       55,674
Jabil Circuit, Inc.*                                       1,300       48,217
Millipore Corp.*                                             400       26,416
Molex, Inc.                                                1,100       28,545
Sanmina-SCI Corp.*                                         4,500       19,170
Solectron Corp.*                                           7,200       26,352
Symbol Technologies, Inc.                                  2,100       26,922
Tektronix, Inc.                                              600       16,926
Thermo Electron Corp.*                                     1,200       36,156
Waters Corp.*                                                800       30,240
                                                                   ----------
                                                                      458,330
                                                                   ----------
ENERGY EQUIPMENT & SERVICES -- 1.5%
Baker Hughes, Inc.                                         2,600      158,028
BJ Services Co.                                            2,500       91,675
Halliburton Co.                                            3,900      241,644
Nabors Industries, Ltd.*                                   1,200       90,900
National-Oilwell Varco, Inc.*                              1,300       81,510
Rowan Cos., Inc.                                             800       28,512
Schlumberger, Ltd.                                         4,500      437,175
Transocean, Inc.*                                          2,500      174,225
Weatherford International, Ltd.*                           2,200       79,640
                                                                   ----------
                                                                    1,383,309
                                                                   ----------
FOOD & DRUG RETAILING -- 2.2%
Albertson's, Inc.                                          2,900       61,915
Costco Wholesale Corp.                                     3,600      178,092
CVS Corp.                                                  6,200      163,804
Kroger Co.*                                                5,700      107,616
Safeway, Inc.                                              3,500       82,810
SUPERVALU, Inc.                                            1,000       32,480
Sysco Corp.                                                4,800      149,040
Wal-Mart Stores, Inc.                                     19,200      898,560
Walgreen Co.                                               7,800      345,228
                                                                   ----------
                                                                    2,019,545
                                                                   ----------

                                                          SHARES      VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 1.0%
Archer-Daniels-Midland Co.                                 5,000   $  123,300
Campbell Soup Co.                                          1,400       41,678
ConAgra Foods, Inc.                                        4,100       83,148
General Mills, Inc.                                        2,700      133,164
H.J. Heinz Co.                                             2,600       87,672
Hershey Co.                                                1,400       77,350
Kellogg Co.                                                2,000       86,440
McCormick & Co., Inc.                                      1,000       30,920
Sara Lee Corp.                                             5,800      109,620
Tyson Foods, Inc. Class A                                  1,900       32,490
Wm. Wrigley Jr., Co.                                       1,400       93,086
                                                                   ----------
                                                                      898,868
                                                                   ----------
GAS UTILITIES -- 0.4%
El Paso Corp.                                              5,200       63,232
KeySpan Corp.                                              1,300       46,397
Kinder Morgan, Inc.                                          800       73,560
Nicor, Inc.                                                  300       11,793
NiSource, Inc.                                             2,100       43,806
Peoples Energy Corp.                                         300       10,521
Sempra Energy                                              2,000       89,680
                                                                   ----------
                                                                      338,989
                                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
Bausch & Lomb, Inc.                                          400       27,160
Baxter International, Inc.                                 4,800      180,720
Becton, Dickinson & Co.                                    1,900      114,152
Biomet, Inc.                                               1,900       69,483
Boston Scientific Corp.*                                   4,500      110,205
C.R. Bard, Inc.                                              800       52,736
Guidant Corp.                                              2,500      161,875
Medtronic, Inc.                                            9,300      535,401
PerkinElmer, Inc.                                          1,100       25,916
St. Jude Medical, Inc.*                                    2,800      140,560
Stryker Corp.                                              2,200       97,746
Zimmer Holdings, Inc.*                                     1,900      128,136
                                                                   ----------
                                                                    1,644,090
                                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.0%
Aetna, Inc.                                                2,200      207,482
AmerisourceBergen Corp.                                    1,600       66,240
Cardinal Health, Inc.                                      3,300      226,875
Caremark Rx, Inc.*                                         3,400      176,086
CIGNA Corp.                                                1,000      111,700
Coventry Health Care, Inc.*                                1,250       71,200
Express Scripts, Inc.*                                     1,100       92,180
Gilead Sciences, Inc.*                                     3,500      184,205
HCA, Inc.                                                  3,300      166,650
Health Management Associates, Inc. Class A                 1,900       41,724
Humana, Inc.*                                              1,200       65,196
IMS Health, Inc.                                           1,900       47,348
Laboratory Corp. of America Holdings*                      1,000       53,850
Manor Care, Inc.                                             600       23,862
McKesson Corp.                                             2,400      123,816
Patterson Cos., Inc.*                                      1,100       36,740
Quest Diagnostics, Inc.                                    1,300       66,924
Tenet Healthcare Corp.*                                    3,600       27,576
UnitedHealth Group, Inc.                                   9,700      602,758

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
WellPoint, Inc.*                                           4,700   $    375,013
                                                                   ------------
                                                                      2,767,425
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
Carnival Corp.                                             3,300        176,451
Darden Restaurants, Inc.                                   1,000         38,880
Hilton Hotels Corp.                                        2,600         62,686
Marriott International, Inc. Class A                       1,300         87,061
McDonald's Corp.                                           9,700        327,084
Starbucks Corp.*                                           5,900        177,059
Starwood Hotels & Resorts Worldwide, Inc.                  1,700        108,562
Wendy's International, Inc.                                  900         49,734
Yum! Brands, Inc.                                          2,200        103,136
                                                                   ------------
                                                                      1,130,653
                                                                   ------------
HOUSEHOLD DURABLES -- 0.7%
Black & Decker Corp.                                         600         52,176
Centex Corp.                                               1,000         71,490
D.R. Horton, Inc.                                          2,100         75,033
Fortune Brands, Inc.                                       1,100         85,822
KB Home                                                      600         43,596
Leggett & Platt, Inc.                                      1,400         32,144
Lennar Corp. Class A                                       1,000         61,020
Maytag Corp.                                                 600         11,292
Newell Rubbermaid, Inc.                                    2,100         49,938
Pulte Homes, Inc.                                          1,600         62,976
Snap-On, Inc.                                                400         15,024
Stanley Works, Inc.                                          600         28,824
Whirlpool Corp.                                              500         41,880
                                                                   ------------
                                                                        631,215
                                                                   ------------
HOUSEHOLD PRODUCTS -- 2.2%
Clorox Co.                                                 1,200         68,268
Colgate-Palmolive Co.                                      4,000        219,400
Kimberly-Clark Corp.                                       3,600        214,740
Procter & Gamble Co.                                      25,653      1,484,767
                                                                   ------------
                                                                      1,987,175
                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 4.2%
General Electric Co.                                      81,000      2,839,050
Textron, Inc.                                              1,000         76,980
3M Co.                                                     5,800        449,500
Tyco International, Ltd.                                  15,400        444,444
                                                                   ------------
                                                                      3,809,974
                                                                   ------------
INSURANCE -- 4.6%
ACE, Ltd.                                                  2,500        133,600
AFLAC, Inc.                                                3,800        176,396
Allstate Corp.                                             5,000        270,350
American International Group, Inc.                        19,900      1,357,777
Aon Corp.                                                  2,500         89,875
Chubb Corp.                                                1,500        146,475
Cincinnati Financial Corp.                                 1,304         58,263
Genworth Financial, Inc. Class A                           2,900        100,282
Hartford Financial Services Group, Inc.                    2,300        197,547
Jefferson-Pilot Corp.                                      1,000         56,930
Lincoln National Corp.                                     1,300         68,939

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
Loews Corp.                                                1,000   $     94,850
Marsh & McLennan Cos., Inc.                                4,200        133,392
MBIA, Inc.                                                 1,000         60,160
MetLife, Inc.                                              5,800        284,200
MGIC Investment Corp.                                        700         46,074
Progressive Corp.                                          1,500        175,170
Prudential Financial, Inc.                                 3,900        285,441
Safeco Corp.                                                 900         50,850
St. Paul Travelers Cos., Inc.                              5,259        234,919
Torchmark Corp.                                              800         44,480
UnumProvident Corp.                                        2,300         52,325
XL Capital, Ltd. Class A                                   1,200         80,856
                                                                   ------------
                                                                      4,199,151
                                                                   ------------
INTERNET & CATALOG RETAIL -- 0.4%
eBay, Inc.*                                                8,700        376,275
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 0.4%
Sabre Holdings Corp. Class A                               1,100         26,521
Yahoo!, Inc.*                                              9,700        380,046
                                                                   ------------
                                                                        406,567
                                                                   ------------
IT CONSULTING & SERVICES -- 1.0%
Affiliated Computer Services, Inc. Class A*                1,000         59,180
Automatic Data Processing, Inc.                            4,400        201,916
Computer Sciences Corp.*                                   1,400         70,896
Convergys Corp.*                                           1,200         19,020
Electronic Data Systems Corp.                              4,100         98,564
First Data Corp.                                           5,900        253,759
Fiserv, Inc.*                                              1,400         60,578
Paychex, Inc.                                              2,600         99,112
Unisys Corp.*                                              2,900         16,907
                                                                   ------------
                                                                        879,932
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Brunswick Corp.                                              700         28,462
Eastman Kodak Co.                                          2,200         51,480
Hasbro, Inc.                                               1,500         30,270
Mattel, Inc.                                               3,200         50,624
                                                                   ------------
                                                                        160,836
                                                                   ------------
MACHINERY -- 1.4%
American Standard Cos., Inc.                               1,400         55,930
Caterpillar, Inc.                                          5,200        300,404
Cummins, Inc.                                                400         35,892
Danaher Corp.                                              1,800        100,404
Deere & Co.                                                1,800        122,598
Dover Corp.                                                1,600         64,784
Eaton Corp.                                                1,100         73,799
Illinois Tool Works, Inc.                                  1,600        140,784
Ingersoll-Rand Co. Class A                                 2,500        100,925
ITT Industries, Inc.                                         700         71,974
Navistar International Corp.*                                500         14,310
Paccar, Inc.                                               1,300         89,999
Pall Corp.                                                 1,000         26,860
Parker-Hannifin Corp.                                        900         59,364
                                                                   ------------
                                                                      1,258,027
                                                                   ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
MEDIA -- 3.2%
CCE Spinco, Inc.*                                            512   $      6,707
Clear Channel Communications, Inc.                         4,100        128,945
Comcast Corp. Class A*                                    16,700        433,532
Dow Jones & Co., Inc.                                        500         17,745
Gannett Co., Inc.                                          1,800        109,026
Interpublic Group of Cos., Inc.*                           3,300         31,845
Knight-Ridder, Inc.                                          500         31,650
McGraw-Hill Cos., Inc.                                     2,900        149,727
Meredith Corp.                                               300         15,702
Monster Worldwide, Inc.*                                     900         36,738
New York Times Co. Class A                                 1,100         29,095
News Corp. Class A                                        18,700        290,785
Omnicom Group, Inc.                                        1,400        119,182
Time Warner, Inc.                                         35,800        624,352
Tribune Co.                                                2,000         60,520
Univision Communications, Inc. Class A*                    1,700         49,963
Viacom, Inc. Class B*                                     11,900        387,940
Walt Disney Co.                                           14,800        354,756
                                                                   ------------
                                                                      2,878,210
                                                                   ------------
METALS & MINING -- 0.8%
Alcoa, Inc.                                                6,700        198,119
Allegheny Technologies, Inc.                                 700         25,256
Freeport-McMoRan Copper & Gold, Inc. Class B               1,400         75,320
Newmont Mining Corp.                                       3,400        181,560
Nucor Corp.                                                1,200         80,064
Phelps Dodge Corp.                                           800        115,096
United States Steel Corp.                                    900         43,263
                                                                   ------------
                                                                        718,678
                                                                   ------------
MULTI-UTILITIES -- 0.1%
Dynegy, Inc. Class A*                                      2,400         11,616
Williams Cos., Inc.                                        4,500        104,265
                                                                   ------------
                                                                        115,881
                                                                   ------------
MULTILINE RETAIL -- 1.1%
Amazon.com, Inc.*                                          2,400        113,160
Big Lots, Inc.*                                              900         10,809
Dillard's, Inc. Class A                                      500         12,410
Dollar General Corp.                                       2,500         47,675
Family Dollar Stores, Inc.                                 1,300         32,227
Federated Department Stores, Inc.                          2,080        137,967
J.C. Penney Co., Inc. (Holding Co.)                        1,800        100,080
Kohls Corp.*                                               2,600        126,360
Nordstrom, Inc.                                            1,700         63,580
Target Corp.                                               6,700        368,299
                                                                   ------------
                                                                      1,012,567
                                                                   ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.*                                               7,500        109,875
                                                                   ------------
OIL & GAS -- 7.0%
Amerada Hess Corp.                                           600         76,092
Anadarko Petroleum Corp.                                   1,800        170,550
Apache Corp.                                               2,500        171,300
Ashland, Inc.                                                600         34,740
Burlington Resources, Inc.                                 2,900        249,980

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Chevron Corp.                                             17,189   $    975,819
ConocoPhillips                                            10,600        616,708
Devon Energy Corp.                                         3,400        212,636
EOG Resources, Inc.                                        1,900        139,403
Exxon Mobil Corp.                                         47,700      2,679,309
Kerr-McGee Corp.                                             900         81,774
Marathon Oil Corp.                                         2,778        169,375
Murphy Oil Corp.                                           1,300         70,187
Noble Corp.                                                1,000         70,540
Occidental Petroleum Corp.                                 3,100        247,628
Sunoco, Inc.                                               1,000         78,380
Valero Energy Corp.                                        4,800        247,680
XTO Energy, Inc.                                           2,800        123,032
                                                                   ------------
                                                                      6,415,133
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
International Paper Co.                                    3,800        127,718
Louisiana-Pacific Corp.                                      800         21,976
MeadWestvaco Corp.                                         1,400         39,242
Office Max, Inc.                                             500         12,680
Plum Creek Timber Co., Inc.                                1,400         50,470
Weyerhaeuser Co.                                           1,900        126,046
                                                                   ------------
                                                                        378,132
                                                                   ------------
PERSONAL PRODUCTS -- 0.1%
Alberto-Culver Co.                                           600         27,450
Avon Products, Inc.                                        3,500         99,925
                                                                   ------------
                                                                        127,375
                                                                   ------------
PHARMACEUTICALS -- 6.3%
Abbott Laboratories                                       11,900        469,217
Allergan, Inc.                                             1,000        107,960
Bristol-Myers Squibb Co.                                  15,000        344,700
Eli Lilly & Co.                                            8,700        492,333
Forest Laboratories, Inc.*                                 2,600        105,768
Hospira, Inc.*                                             1,250         53,475
Johnson & Johnson                                         22,800      1,370,280
King Pharmaceuticals, Inc.*                                2,000         33,840
Medco Health Solutions, Inc.*                              2,400        133,920
Merck & Co., Inc.                                         16,800        534,408
Mylan Laboratories, Inc.                                   1,800         35,928
Pfizer, Inc.                                              56,500      1,317,580
Schering Plough Corp.                                     11,300        235,605
Watson Pharmaceuticals, Inc.*                                800         26,008
Wyeth                                                     10,300        474,521
                                                                   ------------
                                                                      5,735,543
                                                                   ------------
REAL ESTATE -- 0.5%
Apartment Investment & Management Co.
   Class A                                                   700         26,509
Archstone-Smith Trust                                      1,600         67,024
Equity Office Properties Trust                             3,100         94,023
ProLogis                                                   1,900         88,768
Public Storage, Inc.                                         600         40,632
Simon Property Group, Inc.                                 1,400        107,282
Vornado Realty Trust                                         900         75,123
                                                                   ------------
                                                                        499,361
                                                                   ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
ROAD & RAIL -- 0.7%
Burlington Northern Santa Fe Corp.                         2,900   $    205,378
CSX Corp.                                                  1,700         86,309
Norfolk Southern Corp.                                     3,100        138,973
Ryder System, Inc.                                           500         20,510
Union Pacific Corp.                                        2,000        161,020
                                                                   ------------
                                                                        612,190
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.0%
Advanced Micro Devices, Inc.*                              3,100         94,860
Altera Corp.*                                              2,900         53,737
Analog Devices, Inc.                                       2,800        100,436
Applied Materials, Inc.                                   12,400        222,456
Applied Micro Circuits Corp.*                              2,600          6,682
Broadcom Corp. Class A*                                    2,200        103,730
Intel Corp.                                               46,200      1,153,152
KLA-Tencor Corp.                                           1,500         73,995
Linear Technology Corp.                                    2,300         82,961
LSI Logic Corp.*                                           3,300         26,400
Maxim Integrated Products, Inc.                            2,500         90,600
Micron Technology, Inc.*                                   4,800         63,888
National Semiconductor Corp.                               2,600         67,548
Novellus Systems, Inc.*                                    1,000         24,120
NVIDIA Corp.*                                              1,300         47,528
PMC-Sierra, Inc.*                                          1,500         11,565
QLogic Corp.*                                                600         19,506
Teradyne, Inc.*                                            1,500         21,855
Texas Instruments, Inc.                                   12,400        397,668
Xilinx, Inc.                                               2,700         68,067
                                                                   ------------
                                                                      2,730,754
                                                                   ------------
SOFTWARE -- 3.4%
Adobe Systems, Inc.                                        4,200        155,232
Autodesk, Inc.                                             1,800         77,310
BMC Software, Inc.*                                        1,800         36,882
Citrix Systems, Inc.*                                      1,400         40,292
Computer Associates International, Inc.                    3,493         98,468
Compuware Corp.*                                           3,000         26,910
Electronic Arts, Inc.*                                     2,300        120,313
Intuit, Inc.*                                              1,400         74,620
Mercury Interactive Corp.*                                   700         19,453
Microsoft Corp.                                           70,200      1,835,730
Novell, Inc.*                                              2,900         25,607
Oracle Corp.*                                             28,800        351,648
Parametric Technology Corp.*                               2,300         14,030
Siebel Systems, Inc.                                       4,100         43,378
Symantec Corp.*                                            8,266        144,655
                                                                   ------------
                                                                      3,064,528
                                                                   ------------
SPECIALTY RETAIL -- 2.1%
Autozone, Inc.*                                              400         36,700
Bed, Bath & Beyond, Inc.*                                  2,300         83,145
Best Buy Co., Inc.                                         3,150        136,962
Circuit City Stores, Inc.                                  1,200         27,108
Gap, Inc.                                                  4,500         79,380
Home Depot, Inc.                                          16,300        659,824
Limited Brands                                             2,700         60,345

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
Lowe's Cos., Inc.                                          6,000   $    399,960
Office Depot, Inc.*                                        2,400         75,360
RadioShack Corp.                                           1,100         23,133
Sherwin Williams Co.                                         900         40,878
Staples, Inc.                                              5,600        127,176
Tiffany & Co., Inc.                                        1,100         42,119
TJX Cos., Inc.                                             3,500         81,305
                                                                   ------------
                                                                      1,873,395
                                                                   ------------
TEXTILES & APPAREL -- 0.4%
Coach, Inc.*                                               2,900         96,686
Jones Apparel Group, Inc.                                    900         27,648
Liz Claiborne, Inc.                                          800         28,656
Nike, Inc. Class B                                         1,500        130,185
Reebok International, Ltd.                                   400         23,292
V. F. Corp.                                                  700         38,738
                                                                   ------------
                                                                        345,205
                                                                   ------------
TOBACCO -- 1.4%
Altria Group, Inc.                                        16,000      1,195,520
Reynolds American, Inc.                                      700         66,731
UST, Inc.                                                  1,300         53,079
                                                                   ------------
                                                                      1,315,330
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.0%
Grainger W.W., Inc.                                          600         42,660
                                                                   ------------
TOTAL COMMON STOCK
   (Cost $80,229,266)                                                86,254,835
                                                                   ------------
RIGHTS & WARRANTS -- 0.0%
Seagate Technology Tax Refund Rights
   (Cost $0)                                               8,400              0
                                                                   ------------

COUPON                                                    PAR
 RATE                                      MATURITY      (000)
------                                   -----------   ---------
U.S. TREASURY OBLIGATIONS -- 1.1%
U.S. Treasury Bills **
   (Cost $985,958)
      4.110%                              05/04/06     $   1,000        986,441
                                                                   ------------

                                                        SHARES
                                                       ---------
TEMPORARY INVESTMENTS -- 4.3%
Dreyfus Cash Management Plus #719                         80,639         80,639
Goldman Sachs Financial Square
   Money Market Portfolio                              2,185,201      2,185,201
JPMorgan Prime Money Market Fund                       1,664,861      1,664,861
                                                                   ------------

TOTAL TEMPORARY INVESTMENTS
   (Cost $3,930,701)                                                  3,930,701
                                                                   ------------

TOTAL INVESTMENTS -- 100.1%
(Cost $85,145,925)                                                   91,171,977
                                                                   ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                      VALUE+
                                                                   ------------

OTHER ASSETS AND LIABILITIES -- (0.1%)
Dividends receivable and other assets                              $    144,922
Receivable for capital stock sold                                       165,630
Payable for capital stock redeemed                                     (280,508)
Futures margin payable                                                  (21,200)
Investment advisory fee payable                                          (8,297)
Administration fees payable                                              (5,291)
Service plan fees payable                                                (5,302)
Accrued expenses                                                        (35,654)
                                                                   ------------
                                                                        (45,700)
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 3,867,134 Institutional Shares
   and 760,242 N Shares of beneficial interest
   outstanding, $.001 par value (indefinite
   number of shares has been authorized for
   each class of shares of the Fund) (Note 8)                      $ 91,126,277
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($76,162,955/3,867,134)                                         $      19.69
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($14,963,322/760,242)                         $      19.68
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $ 87,001,909
                                                                   ============
      Gross Appreciation                                           $ 15,537,902
      Gross Depreciation                                            (11,367,834)
                                                                   ------------
      Net Appreciation                                             $  4,170,068
                                                                   ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

**    Security pledged as collateral for futures contracts.

                                                       NUMBER OF    UNREALIZED
                                                       CONTRACTS   DEPRECIATION
                                                       ---------   ------------
FUTURES CONTRACTS -- LONG POSITION
   S & P 500 Index, March 2006
   (Notional Value at 12/31/05 is
   $5,019,200.)                                            16      $    (46,400)
                                                           ==      ============

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK -- 97.1%
AUSTRALIA -- 1.5%
Westpac Banking Corp.                                    219,934   $  3,668,066
                                                                   ------------
BRAZIL -- 1.9%
Companhia Energetica de Minas Gerais
   S.A. ADR                                               30,000      1,105,800
Petroleo Brasileiro S.A. ADR                              50,000      3,563,500
                                                                   ------------
                                                                      4,669,300
                                                                   ------------
CANADA -- 2.6%
Alcan, Inc.                                              103,800      4,250,610
Celestica, Inc.*                                         201,000      2,122,560
                                                                   ------------
                                                                      6,373,170
                                                                   ------------
CHINA -- 1.1%
Denway Motors, Ltd.                                    5,020,000      1,667,150
Yanzhou Coal Mining Co., Ltd.                          1,790,000      1,148,524
                                                                   ------------
                                                                      2,815,674
                                                                   ------------
FINLAND -- 2.3%
Nokia Oyj                                                173,000      3,164,372
Tietoenator Oyj                                           65,200      2,381,309
                                                                   ------------
                                                                      5,545,681
                                                                   ------------
FRANCE -- 11.1%
Axa S.A.                                                 112,000      3,614,571
BNP Paribas S.A.                                          30,000      2,427,575
Carrefour S.A.                                            77,000      3,608,107
France Telecom S.A.                                      108,000      2,683,794
Schneider Electric S.A.                                   30,200      2,694,034
STMicroelectronics N.V.                                  148,000      2,658,032
Suez S.A.                                                 68,000      2,117,277
Total S.A.                                                17,600      4,421,514
Vivendi Universal S.A.                                   101,000      3,163,910
                                                                   ------------
                                                                     27,388,814
                                                                   ------------
GERMANY -- 6.4%
Adidas-Salomon A.G.                                       11,300      2,140,481
Deutsche Bank A.G.                                        31,000      3,005,789
E.On A.G.                                                 46,300      4,790,222
Linde A.G.                                                29,000      2,258,077
Schering A.G.                                             51,000      3,417,430
                                                                   ------------
                                                                     15,611,999
                                                                   ------------
GREECE -- 0.6%
Folli-Follie S.A.                                         56,000      1,491,707
                                                                   ------------
HONG KONG -- 2.2%
Hutchison Whampoa, Ltd.                                  219,000      2,085,876
Johnson Electric Holdings, Ltd.                        3,515,000      3,332,011
                                                                   ------------
                                                                      5,417,887
                                                                   ------------
INDONESIA -- 0.7%
PT Indonesian Satellite Corp. TBK                      3,100,000      1,750,254
                                                                   ------------
ITALY -- 3.7%
ENI S.P.A.                                               158,000      4,382,705
Saipem S.P.A.                                            117,000      1,919,827

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
ITALY (CONTINUED)
UniCredito Italiano S.P.A.                               397,000   $  2,735,435
                                                                   ------------
                                                                      9,037,967
                                                                   ------------
JAPAN -- 21.1%
Asahi Glass Co., Ltd.                                    280,000      3,615,890
Bank of Yokohama, Ltd.                                   420,000      3,436,639
Canon, Inc.                                               73,000      4,270,997
Chugoku Bank, Ltd.                                       200,000      2,874,465
JS Group Corp.                                           143,000      2,861,576
KDDI Corp.                                                   725      4,180,269
Kyushu Electric Power Co., Inc.                               90          1,954
Marubeni Corp.                                           735,000      3,945,012
Nintendo Co., Ltd.                                        33,800      4,084,029
Nissan Motor Co., Ltd.                                   318,000      3,222,199
Nomura Holdings, Inc.                                    268,000      5,135,710
Shionogi & Co., Ltd.                                     233,000      3,281,579
Sumitomo Corp.                                           200,000      2,586,170
Sumitomo Trust & Banking Co., Ltd.                       516,000      5,272,226
Takeda Pharmaceutical Co., Ltd.                           57,000      3,083,563
                                                                   ------------
                                                                     51,852,278
                                                                   ------------
KOREA -- 2.1%
LG Chem, Ltd.                                             23,000      1,296,928
Samsung Electronics Co., Ltd.                              3,800      2,477,321
Shinsegae Co., Ltd.*                                       3,000      1,314,735
                                                                   ------------
                                                                      5,088,984
                                                                   ------------
NETHERLANDS -- 4.2%
ABN AMRO Holdings N.V.                                   142,694      3,731,765
ING Groep N.V.                                           103,000      3,572,875
Philips Electronics N.V.                                  94,500      2,936,798
                                                                   ------------
                                                                     10,241,438
                                                                   ------------
RUSSIA -- 1.3%
LUKOIL ADR                                                52,000      3,094,000
                                                                   ------------
SINGAPORE -- 2.2%
DBS Group Holdings, Ltd.                                 331,000      3,284,816
Singapore Airlines, Ltd.                                 300,000      2,237,392
                                                                   ------------
                                                                      5,522,208
                                                                   ------------
SOUTH AFRICA -- 0.5%
Telkom South Africa, Ltd.                                 57,000      1,213,868
                                                                   ------------
SPAIN -- 2.3%
Banco Santander Central Hispano S.A.                     190,500      2,514,680
Telefonica Moviles S.A.                                  297,000      3,118,840
                                                                   ------------
                                                                      5,633,520
                                                                   ------------
SWEDEN -- 1.0%
Svenska Handelsbanken A.B.                               104,000      2,578,891
                                                                   ------------
SWITZERLAND -- 8.9%
ABB, Ltd.*                                               430,000      4,172,216
Ciba Specialty Chemicals A.G.                             34,500      2,231,650
Credit Suisse Group                                       78,000      3,977,017
Lonza Group A.G.                                          47,000      2,875,690

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
SWITZERLAND (CONTINUED)
Nestle S.A.                                               11,288   $  3,375,963
Novartis A.G.                                             52,500      2,758,742
Serono S.A.                                                3,200      2,549,675
                                                                   ------------
                                                                     21,940,953
                                                                   ------------
TAIWAN -- 0.7%
Taiwan Semiconductor Manufacturing
   Co., Ltd. ADR                                         178,000      1,763,980
                                                                   ------------
UNITED KINGDOM -- 18.7%
AstraZeneca P.L.C.                                        61,500      2,993,367
BP P.L.C.                                                197,497      2,103,309
British Sky Broadcasting Group P.L.C.                    284,000      2,425,993
Cattles P.L.C.                                           489,954      2,775,447
GlaxoSmithKline P.L.C.                                   120,326      3,041,117
Group 4 Securicor P.L.C.                                 900,000      2,492,989
HBOS P.L.C.                                              233,189      3,983,907
HSBC Holdings P.L.C.                                     199,901      3,209,801
ICAP P.L.C.                                              240,520      1,675,939
Kingfisher P.L.C.                                        650,237      2,654,177
Man Group P.L.C.                                          83,800      2,753,780
Reuters Group P.L.C.                                     146,113      1,082,216
Royal Bank of Scotland Group P.L.C.                      110,031      3,322,340
Signet Group P.L.C.                                    1,448,000      2,678,113
Standard Chartered P.L.C.                                120,000      2,673,640
Unilever P.L.C.                                          230,000      2,281,282
Vodafone Group P.L.C.                                  1,757,249      3,794,276
                                                                   ------------
                                                                     45,941,693
                                                                   ------------

TOTAL COMMON STOCK
   (Cost $184,325,144)                                              238,642,332
                                                                   ------------

TEMPORARY INVESTMENTS -- 3.0%
Columbia Prime Reserves Fund
   (Cost $7,451,142)                                   7,451,142      7,451,142
                                                                   ------------

CURRENCY -- 0.0%
Euro Currency
   (Cost $2)                                                   2              3
                                                                   ------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $191,776,288)                                              246,093,477
                                                                   ------------

OTHER ASSETS AND LIABILITIES -- (0.1%)
Dividends receivable and other assets                                   459,241
Receivable for capital stock sold                                       580,000
Payable for securities purchased                                       (894,163)
Payable for capital stock redeemed                                     (124,850)
Investment advisory fee payable                                        (164,653)
Administration fees payable                                             (13,270)
Service plan fees payable                                                (1,102)
Accrued expenses                                                        (57,011)
                                                                   ------------
                                                                       (215,808)
                                                                   ------------

                                                                      VALUE+
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 13,753,879 Institutional Shares,
   164,241 N Shares, and 20,504
   A Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares
   has been authorized for each
   class of shares of the Fund) (Note 8)                           $245,877,669
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($242,629,239/13,753,879)               $      17.64
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER N SHARE ($2,899,304/164,241)                                $      17.65
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE ($349,126/20,504)                                   $      17.03
                                                                   ============

MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($17.03/0.945) (NOTE 5)                                         $      18.02
                                                                   ============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $192,752,570
                                                                   ============
      Gross Appreciation                                           $ 55,091,457
      Gross Depreciation                                             (1,750,550)
                                                                   ------------
      Net Appreciation                                             $ 53,340,907
                                                                   ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

ADR   -- American Depositary Receipt.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                  STATEMENT OF NET ASSETS BY SECTOR ALLOCATION
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------

Airlines                                                                    0.9%

Automobiles                                                                 2.0%

Banks                                                                      18.6%

Biotechnology                                                               1.0%

Building Products                                                           2.6%

Chemicals                                                                   3.5%

Commercial Services & Supplies                                              1.0%

Communications Equipment                                                    1.3%

Diversified Financials                                                      9.2%

Diversified Telecommunications Services                                     2.3%

Electric Utilities                                                          2.4%

Electrical Equipment                                                        4.1%

Electronic Equipment & Instruments                                          0.9%

Energy Equipment & Services                                                 0.8%

Food & Drug Retailing                                                       2.0%

Food Products                                                               2.3%

Household Durables                                                          1.2%

Industrial Conglomerates                                                    0.8%

Insurance                                                                   1.5%

IT Consulting & Services                                                    1.0%

Media                                                                       2.7%

Metals & Mining                                                             1.7%

Multi-Utilities                                                             0.9%

Office Electronics                                                          1.7%

Oil & Gas                                                                   7.6%

Pharmaceuticals                                                             7.6%

Semiconductor Equipment & Products                                          2.8%

Software                                                                    1.7%

Specialty Retail                                                            2.2%

Textiles & Apparel                                                          1.5%

Trading Companies & Distributors                                            2.7%

Wireless Telecommunications Service                                         4.5%

Cash, Cash Equivalents & Other Assets                                       3.0%

Percentages shown represent the percentage of net assets as of December 31, 2005.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK -- 97.6%
AEROSPACE & DEFENSE -- 1.4%
Aviall, Inc.*                                             10,130   $    291,744
                                                                   ------------
BANKS -- 1.6%
Prosperity Bancshares, Inc.                               11,480        329,935
                                                                   ------------
BEVERAGES -- 1.8%
Hansen Natural Corp.*                                      4,800        378,288
                                                                   ------------
BIOTECHNOLOGY -- 4.8%
Crucell NV ADR*                                            7,700        197,120
Geron Corp.*                                               9,200         79,212
Kendle International, Inc.*                               10,200        262,548
LifeCell Corp.*                                            8,960        170,867
Meridian Bioscience, Inc.                                 13,700        275,918
                                                                   ------------
                                                                        985,665
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 8.5%
Bright Horizons Family Solutions, Inc.*                    7,300        270,465
Corporate Executive Board Co.                              3,710        332,787
FactSet Research Systems, Inc.                             8,200        337,512
John H. Harland Co.                                        4,500        169,200
Labor Ready, Inc.*                                        11,000        229,020
McGrath Rentcorp                                           5,000        139,000
Navigant Consulting, Inc.*                                12,500        274,750
                                                                   ------------
                                                                      1,752,734
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 2.3%
AudioCodes, Ltd.*                                         20,610        228,771
Emulex Corp.*                                             12,500        247,375
                                                                   ------------
                                                                        476,146
                                                                   ------------
COMPUTERS & PERIPHERALS -- 1.6%
Komag, Inc.*                                               4,100        142,106
Rimage Corp.*                                              6,300        182,574
                                                                   ------------
                                                                        324,680
                                                                   ------------
CONSTRUCTION & ENGINEERING -- 0.5%
Perini Corp.*                                              4,240        102,396
                                                                   ------------
DIVERSIFIED FINANCIALS -- 3.7%
CompuCredit Corp.*                                         4,980        191,630
Nationwide Health Properties, Inc.                         9,000        192,600
Nelnet, Inc. Class A*                                      9,210        374,663
                                                                   ------------
                                                                        758,893
                                                                   ------------
ELECTRIC UTILITIES -- 1.3%
El Paso Electric Co.*                                     12,540        263,842
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.5%
Energy Conversion Devices, Inc.*                           2,300         93,725
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
LSI Industries, Inc.                                       9,800        153,468
Skyworks Solutions, Inc.*                                 16,730         85,156
Teledyne Technologies, Inc.*                               3,880        112,908
                                                                   ------------
                                                                        351,532
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 5.1%
Distributed Energy Systems Corp.*                         30,900       233,604

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Headwaters, Inc.*                                          7,980        282,811
Hydril*                                                    5,590        349,934
Lufkin Industries, Inc.                                    3,800        189,506
                                                                   ------------
                                                                      1,055,855
                                                                   ------------
FOOD & DRUG RETAILING -- 2.2%
Provide Commerce, Inc.*                                    5,060        167,536
USANA Health Sciences, Inc.*                               7,580        290,769
                                                                   ------------
                                                                        458,305
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.7%
AngioDynamics, Inc.*                                       8,000        204,240
CNS, Inc.                                                  7,100        155,561
Dade Behring Holdings, Inc.                                6,020        246,158
IRIS International, Inc.*                                  5,400        118,044
Natus Medical, Inc.*                                      14,000        225,960
Somanetics Corp.*                                          7,700        246,400
Ventana Medical Systems, Inc.*                             6,700        283,745
Vital Signs, Inc.                                          2,400        102,768
                                                                   ------------
                                                                      1,582,876
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 7.6%
American Dental Partners, Inc.*                            5,250         94,920
Chemed Corp.                                               5,000        248,400
Covance, Inc.*                                             2,080        100,984
Genesis HealthCare Corp.*                                  3,700        135,124
Gentiva Health Services, Inc.*                            12,520        184,545
Matria Healthcare, Inc.*                                   1,700         65,892
PSS World Medical, Inc.*                                  23,400        347,256
Sunrise Senior Living, Inc.*                               9,200        310,132
Ventiv Health, Inc.*                                       3,650         86,213
                                                                   ------------
                                                                      1,573,466
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
P.F. Chang's China Bistro, Inc.*                           1,920         95,290
Papa John's International, Inc.*                           3,000        177,930
Texas Roadhouse, Inc. Class A*                             8,120        126,266
                                                                   ------------
                                                                        399,486
                                                                   ------------
INSURANCE -- 3.2%
AmerUs Group Co.                                           6,030        341,720
LandAmerica Financial Group, Inc.                          1,500         93,600
Zenith National Insurance Corp.                            4,750        219,070
                                                                   ------------
                                                                        654,390
                                                                   ------------

INTERNET & CATALOG RETAIL -- 1.7%
Coldwater Creek, Inc.*                                     6,270        191,423
Nutri/System, Inc.*                                        4,500        162,090
                                                                   ------------
                                                                        353,513
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 4.6%
Digital Insight Corp.*                                     7,500        240,150
Digital River, Inc.*                                       4,640        137,994
eCollege.com, Inc.*                                       18,210        328,326
Entrust, Inc.*                                            17,700         85,668
Online Resources Corp.*                                   13,900        153,595
                                                                   ------------
                                                                        945,733
                                                                   ------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
IT CONSULTING & SERVICES -- 3.7%
Agilysys, Inc.                                            17,980   $    327,596
RightNow Technologies, Inc.*                               9,800        180,908
SRA International, Inc. Class A*                           8,200        250,428
                                                                   ------------
                                                                        758,932
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Jacuzzi Brands, Inc.*                                      5,860         49,224
                                                                   ------------
MACHINERY -- 1.4%
Actuant Corp. Class A                                      1,380         77,004
Gardner Denver, Inc.*                                      4,320        212,976
                                                                   ------------
                                                                        289,980
                                                                   ------------
METALS & MINING -- 1.9%
Joy Global, Inc.                                           2,940        117,600
NS Group, Inc.*                                            6,450        269,674
                                                                   ------------
                                                                        387,274
                                                                   ------------
OIL & GAS -- 4.7%
Gasco Energy, Inc.*                                       25,600        167,168
Giant Industries, Inc.*                                    5,650        293,574
Grey Wolf, Inc.*                                          46,000        355,580
PetroQuest Energy, Inc.*                                  17,950        148,626
                                                                   ------------
                                                                        964,948
                                                                   ------------
PERSONAL PRODUCTS -- 2.2%
Mannatech, Inc.                                            5,230         72,226
Steiner Leisure, Ltd.*                                    10,750        382,270
                                                                   ------------
                                                                        454,496
                                                                   ------------
PHARMACEUTICALS -- 0.4%
Alkermes, Inc.*                                            4,600         87,952
                                                                   ------------

REAL ESTATE -- 2.2%
BioMed Realty Trust, Inc.                                  6,500        158,600
Boykin Lodging Co.*                                        9,300        113,646
HouseValues, Inc.*                                         7,100         92,513
Innkeepers USA Trust                                       5,660         90,560
                                                                   ------------
                                                                        455,319
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.0%
Micrel, Inc.*                                             10,790        125,164
Microsemi Corp.*                                          14,370        397,474
Silicon Image, Inc.*                                       9,990         90,410
                                                                   ------------
                                                                        613,048
                                                                   ------------
SOFTWARE -- 8.5%
ANSYS, Inc.*                                               8,820        376,526
Blackbaud, Inc.                                            9,700        165,676
Bottomline Technologies, Inc.*                             5,400         59,508
MICROS Systems, Inc.*                                      2,800        135,296
Parametric Technology Corp.*                              45,900        279,990
Progress Software Corp.*                                   7,300        207,174
Quality Systems, Inc.*                                     1,300         99,788
Radiant Systems, Inc.*                                    13,900        169,024
RSA Security, Inc.*                                        3,000         33,690
TALX Corp.                                                 5,200        237,692
                                                                   ------------
                                                                      1,764,364
                                                                   ------------

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL -- 3.3%
Bebe Stores, Inc.                                          6,900   $     96,807
Cato Corp. Class A                                         5,240        112,398
Charming Shoppes, Inc.*                                   16,950        223,740
Genesco, Inc.*                                             4,130        160,203
PetMed Express, Inc.*                                      6,500         92,105
                                                                   ------------
                                                                        685,253
                                                                   ------------
TEXTILES & APPAREL -- 1.5%
Quiksilver, Inc.*                                         22,380        309,739
                                                                   ------------
WATER UTILITIES -- 0.9%
PICO Holdings, Inc.*                                       5,600        180,656
                                                                   ------------

TOTAL COMMON STOCK
   (Cost $18,802,884)                                                20,134,389
                                                                   ------------
TEMPORARY INVESTMENTS -- 2.4%
Dreyfus Cash Management Plus #719                          1,678          1,678
Goldman Sachs Financial Square
    Money Market Portfolio                               433,614        433,614
JPMorgan Prime Money Market Fund                          56,307         56,307
                                                                   ------------

TOTAL TEMPORARY INVESTMENTS
   (Cost $491,599)                                                      491,599
                                                                   ------------

TOTAL INVESTMENTS -- 100.0%
   (Cost $19,294,483)                                                20,625,988
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Dividends receivable and other assets                                    14,006
Investment advisory fee payable                                          (7,355)
Administration fees payable                                                (870)
Accrued expenses                                                         (5,667)
                                                                   ------------
                                                                            114
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 1,521,227 Institutional Shares
   of beneficial interest outstanding, $.001
   par value (indefinite number of shares
   has been authorized for each class of
   shares of the Fund) (Note 8)                                    $ 20,626,102
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
      ($20,626,102/1,521,227)                                      $      13.56
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $ 19,318,413
                                                                   ============
      Gross Appreciation                                           $  1,737,588
      Gross Depreciation                                               (430,013)
                                                                   ------------
      Net Appreciation                                             $  1,307,575
                                                                   ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

ADR --American Depositary Receipt.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK -- 99.9%
AEROSPACE & DEFENSE -- 0.6%
Orbital Sciences Corp.*                               261,200   $  3,353,808
                                                                ------------
AUTO COMPONENTS -- 0.5%
Commercial Vehicle Group, Inc.*                       165,100      3,100,578
                                                                ------------
BANKS -- 6.0%
Chittenden Corp.                                      155,700      4,330,017
Corus Bankshares, Inc.                                 96,700      5,441,309
East West Bancorp, Inc.                               159,000      5,801,910
Hancock Holding Co.                                    80,100      3,028,581
Prosperity Bancshares, Inc.                           147,900      4,250,646
Republic Bancorp, Inc.                                278,182      3,310,366
Texas Regional Bancshares, Inc. Class A                83,250      2,355,975
United Bankshares, Inc.                                89,700      3,161,028
Wintrust Financial Corp.                               80,500      4,419,450
                                                                ------------
                                                                  36,099,282
                                                                ------------
BIOTECHNOLOGY -- 1.9%
Albany Molecular Research, Inc.*                      209,700      2,547,855
LifeCell Corp.*                                       221,270      4,219,619
Meridian Bioscience, Inc.                              94,700      1,907,258
SuperGen, Inc.*                                       529,300      2,672,965
                                                                ------------
                                                                  11,347,697
                                                                ------------
BUILDING PRODUCTS -- 2.3%
Genlyte Group, Inc.*                                   65,000      3,482,050
USG Corp.*                                            159,100     10,341,500
                                                                ------------
                                                                  13,823,550
                                                                ------------
CHEMICALS -- 0.8%
Cambrex Corp.                                         120,000      2,252,400
UAP Holding Corp.                                     128,600      2,626,012
                                                                ------------
                                                                   4,878,412
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.4%
Corporate Executive Board Co.                          39,500      3,543,150
John H. Harland Co.                                   130,800      4,918,080
Labor Ready, Inc.*                                    191,100      3,978,702
Navigant Consulting, Inc.*                            268,100      5,892,838
Viad Corp.                                             80,905      2,372,944
                                                                ------------
                                                                  20,705,714
                                                                ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
AudioCodes, Ltd.*                                     451,400      5,010,540
Comtech Telecommunications Corp.*                     118,800      3,628,152
Emulex Corp.*                                         392,100      7,759,659
                                                                ------------
                                                                  16,398,351
                                                                ------------
COMPUTERS & PERIPHERALS -- 3.3%
Intergraph Corp.*                                     256,400     12,771,284
Komag, Inc.*                                          167,000      5,788,220
Presstek, Inc.*                                       126,470      1,143,289
                                                                ------------
                                                                  19,702,793
                                                                ------------
CONTAINERS & PACKAGING -- 1.0%
Silgan Holdings, Inc.                                 167,400      6,046,488
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
DISTRIBUTORS -- 0.7%
Building Materials Holding Corp.                       61,300   $  4,181,273
                                                                ------------
DIVERSIFIED FINANCIALS -- 3.8%
Accredited Home Lenders Holding Co.*                  105,000      5,205,900
ASTA Funding, Inc.                                    109,450      2,992,363
CompuCredit Corp.*                                    143,000      5,502,640
MCG Capital Corp.                                     243,400      3,551,206
Nationwide Health Properties, Inc.                    248,400      5,315,760
                                                                ------------
                                                                  22,567,869
                                                                ------------
ELECTRICAL EQUIPMENT -- 3.3%
Energy Conversion Devices, Inc.*                      114,490      4,665,467
NorthWestern Corp.                                    150,400      4,672,928
Thomas & Betts Corp.*                                 177,800      7,460,488
Woodward Governor Co.                                  36,500      3,139,365
                                                                ------------
                                                                  19,938,248
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.2%
Anixter International, Inc.*                          124,400      4,866,528
Itron, Inc.*                                          160,700      6,434,428
LoJack Corp.*                                         229,300      5,533,009
Multi-Fineline Electronix, Inc.*                      101,900      4,908,523
Park Electrochemical Corp.                            102,300      2,657,754
PortalPlayer, Inc.*                                   118,300      3,350,256
Teledyne Technologies, Inc.*                          119,100      3,465,810
                                                                ------------
                                                                  31,216,308
                                                                ------------
ENERGY EQUIPMENT & SERVICES -- 1.7%
Headwaters, Inc.*                                     145,900      5,170,696
Veritas DGC, Inc.*                                    149,200      5,295,108
                                                                ------------
                                                                  10,465,804
                                                                ------------
FOOD PRODUCTS -- 1.2%
Peet's Coffee & Tea, Inc.*                            100,550      3,051,692
Pilgrim's Pride Corp.                                 121,800      4,038,888
                                                                ------------
                                                                   7,090,580
                                                                ------------
GAS UTILITIES -- 0.9%
AGL Resources, Inc.                                    60,400      2,102,524
Atmos Energy Corp.                                    128,800      3,369,408
                                                                ------------
                                                                   5,471,932
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.6%
CNS, Inc.                                             187,800      4,114,698
Dade Behring Holdings, Inc.                            83,100      3,397,959
Foxhollow Technologies, Inc.*                         186,200      5,546,898
Hologic, Inc.*                                        108,100      4,099,152
ICU Medical, Inc.*                                     85,700      3,360,297
Intuitive Surgical, Inc.*                              52,700      6,180,129
Palomar Medical Technologies, Inc.*                   134,500      4,712,880
Sybron Dental Specialties, Inc.*                      130,700      5,203,167
Ventana Medical Systems, Inc.*                         69,900      2,960,265
                                                                ------------
                                                                  39,575,445
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.6%
Chemed Corp.                                           91,700      4,555,656
Genesis HealthCare Corp.*                             127,300      4,648,996

                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Matria Healthcare, Inc.*                               72,600   $  2,813,976
Psychiatric Solutions, Inc.*                          106,100      6,232,314
Sierra Health Services, Inc.*                          75,000      5,997,000
Ventiv Health, Inc.*                                  392,250      9,264,945
                                                                ------------
                                                                  33,512,887
                                                                ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Jack in the Box, Inc.*                                159,600      5,574,828
Steak n Shake Co.*                                    158,100      2,679,795
                                                                ------------
                                                                   8,254,623
                                                                ------------
HOUSEHOLD DURABLES -- 0.9%
Toro Co.                                              125,600      5,497,512
                                                                ------------
INSURANCE -- 2.8%
American Physicians Capital, Inc.*                     60,100      2,751,979
Commerce Group, Inc.                                  121,300      6,948,064
Delphi Financial Group, Inc. Class A                   42,700      1,964,627
Fremont General Corp.                                 223,300      5,187,259
                                                                ------------
                                                                  16,851,929
                                                                ------------
INTERNET & CATALOG RETAIL -- 2.4%
Coldwater Creek, Inc.*                                233,950      7,142,493
Nutri/System, Inc.*                                    78,700      2,834,774
Stamps.com, Inc.*                                     191,900      4,406,024
                                                                ------------
                                                                  14,383,291
                                                                ------------
INTERNET SOFTWARE & SERVICES -- 5.6%
Digital River, Inc.*                                  275,400      8,190,396
InfoSpace, Inc.*                                      114,500      2,956,390
Tessera Technologies, Inc.*                           203,500      5,260,475
TriZetto Group, Inc.*                                 305,600      5,192,144
ValueClick, Inc.*                                     658,900     11,932,679
                                                                ------------
                                                                  33,532,084
                                                                ------------
IT CONSULTING & SERVICES -- 1.5%
Agilysys, Inc.                                        102,300      1,863,906
Optimal Group, Inc. Class A*                          211,900      4,293,094
SRA International, Inc. Class A*                      103,200      3,151,728
                                                                ------------
                                                                   9,308,728
                                                                ------------
LEISURE EQUIPMENT & PRODUCTS -- 2.2%
JAKKS Pacific, Inc.*                                  380,800      7,973,952
RC2 Corp.*                                            149,800      5,320,896
                                                                ------------
                                                                  13,294,848
                                                                ------------
MACHINERY -- 1.8%
A.S.V., Inc.*                                         206,100      5,148,378
Reliance Steel & Aluminum Co.                          92,000      5,623,040
                                                                ------------
                                                                  10,771,418
                                                                ------------
METALS & MINING -- 2.4%
Alliance Resource Partners L.P.                        60,600      2,254,320
Natural Resource Partners L.P.                         44,500      2,236,125
Royal Gold, Inc.                                      205,500      7,137,015
Ryerson, Inc.                                         103,500      2,517,120
                                                                ------------
                                                                  14,144,580
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
OFFICE ELECTRONICS -- 0.9%
THQ, Inc.*                                            219,350   $  5,231,498
                                                                ------------
OIL & GAS -- 3.9%
Edge Petroleum Corp.*                                 117,400      2,924,434
Giant Industries, Inc.*                               105,800      5,497,368
Grey Wolf, Inc.*                                    1,118,600      8,646,778
OMI Corp.                                             226,500      4,110,975
TransGlobe Energy Corp.*                              446,700      2,287,104
                                                                ------------
                                                                  23,466,659
                                                                ------------
PERSONAL PRODUCTS -- 0.2%
Inter Parfums, Inc.                                    60,200      1,081,192
                                                                ------------
PHARMACEUTICALS -- 0.7%
ViroPharma, Inc.*                                     237,400      4,403,770
                                                                ------------
REAL ESTATE -- 3.8%
American Home Mortgage Investment Corp.               227,100      7,396,647
BioMed Realty Trust, Inc.                             239,700      5,848,680
GMH Communities Trust                                 191,650      2,972,492
Redwood Trust, Inc.                                    59,800      2,467,348
Senior Housing Properties Trust                       251,600      4,254,556
                                                                ------------
                                                                  22,939,723
                                                                ------------
ROAD & RAIL -- 1.9%
Dollar Thrifty Automotive Group, Inc.*                191,300      6,900,191
GATX Corp.                                            117,900      4,253,832
                                                                ------------
                                                                  11,154,023
                                                                ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.9%
Photronics, Inc.*                                     339,500      5,112,870
                                                                ------------
SOFTWARE -- 5.5%
ANSYS, Inc.*                                          162,700      6,945,663
Blackbaud, Inc.                                       255,500      4,363,940
Blackboard, Inc.*                                      87,100      2,524,158
Epicor Software Corp.*                                452,910      6,399,618
Nuance Communications, Inc.*                          670,300      5,114,389
Quest Software, Inc.*                                 538,400      7,855,256
                                                                ------------
                                                                  33,203,024
                                                                ------------
SPECIALTY RETAIL -- 2.8%
Children's Place Retail Stores, Inc.*                 163,700      8,090,054
Conn's, Inc.*                                          77,400      2,853,738
Genesco, Inc.*                                        157,600      6,113,304
                                                                ------------
                                                                  17,057,096
                                                                ------------
TEXTILES & APPAREL -- 4.1%
Guess?, Inc.*                                         203,800      7,255,280
Phillips-Van Heusen Corp.                             222,800      7,218,720
Quiksilver, Inc.*                                     449,800      6,225,232
True Religion Apparel, Inc.*                          256,700      3,953,180
                                                                ------------
                                                                  24,652,412
                                                                ------------
TOBACCO -- 1.6%
Loews Corp. - Carolina Group                          211,800      9,317,082
                                                                ------------

                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
WIRELESS TELECOMMUNICATIONS SERVICES -- 1.1%
j2 Global Communications, Inc.*                       157,200   $  6,718,728
                                                                ------------
TOTAL COMMON STOCK
   (Cost $497,106,450)                                           599,854,109
                                                                ------------
TEMPORARY INVESTMENTS -- 1.3%
Dreyfus Cash Management Plus #719                     537,504        537,504
Goldman Sachs Financial Square
   Money Market Portfolio                           6,726,813      6,726,813
JPMorgan Prime Money Market Fund                      623,482        623,482
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $7,887,799)                                               7,887,799
                                                                ------------
TOTAL INVESTMENTS -- 101.2%
   (Cost $504,994,249)                                           607,741,908
                                                                ------------
OTHER ASSETS AND LIABILITIES -- (1.2%)
Dividends receivable and other assets                                758,529
Receivable for capital stock sold                                    551,212
Payable for securities purchased                                    (112,060)
Payable for capital stock redeemed                                (7,659,981)
Investment advisory fee payable                                     (403,056)
Administration fees payable                                          (33,982)
Service plan fees payable                                            (51,942)
Accrued expenses                                                     (61,158)
                                                                ------------
                                                                  (7,012,438)
                                                                ------------
NET ASSETS -- 100.0%
Applicable to 22,374,396 Institutional Shares,
   5,185,954 N Shares, and 581,091
   A Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares has been
   authorized for each class of shares of the
   Fund) (Note 8)                                               $600,729,470
                                                                ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE
   ($480,501,445/22,374,396)                                    $      21.48
                                                                ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER N SHARE ($108,133,808/5,185,954)                         $      20.85
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE ($12,094,217/581,091)                            $      20.81
                                                                ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($20.81/0.945) (NOTE 5)                                      $      22.02
                                                                ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                     $505,263,431
                                                                ============
      Gross Appreciation                                        $124,900,512
      Gross Depreciation                                         (22,422,035)
                                                                ------------
      Net Appreciation                                          $102,478,477
                                                                ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK -- 97.9%
AEROSPACE & DEFENSE -- 1.8%
Curtiss-Wright Corp.                                   50,660   $  2,766,036
Orbital Sciences Corp.*                               222,800      2,860,752
World Fuel Services Corp.                              73,200      2,468,304
                                                                ------------
                                                                   8,095,092
                                                                ------------
AIRLINES -- 0.4%
ExpressJet Holdings, Inc.*                            229,700      1,858,273
                                                                ------------
AUTO COMPONENTS -- 0.9%
Tenneco Automotive, Inc.*                             213,870      4,193,991
                                                                ------------
BANKS -- 9.7%
Corus Bankshares, Inc.                                 26,355      1,482,996
CVB Financial Corp.                                   121,450      2,466,649
East West Bancorp, Inc.                               128,000      4,670,720
First Niagara Financial Group, Inc.                   295,700      4,278,779
Flagstar Bancorp, Inc.                                178,500      2,570,400
Hanmi Financial Corp.                                 263,000      4,697,180
Independent Bank Corp.                                 67,377      1,834,676
Nara Bancorp, Inc.                                    238,250      4,236,085
Old National Bancorp                                   81,100      1,755,004
Pacific Capital Bancorp                                63,318      2,252,854
Republic Bancorp, Inc.                                437,742      5,209,130
S&T Bancorp, Inc.                                      91,600      3,372,712
United Bankshares, Inc.                               100,000      3,524,000
United Community Banks, Inc.                           74,125      1,976,173
                                                                ------------
                                                                  44,327,358
                                                                ------------
BIOTECHNOLOGY -- 2.5%
Kendle International, Inc.*                           159,700      4,110,678
LifeCell Corp.*                                       202,200      3,855,954
Meridian Bioscience, Inc.                             170,200      3,427,828
                                                                ------------
                                                                  11,394,460
                                                                ------------
CHEMICALS -- 1.5%
Airgas, Inc.                                          144,700      4,760,630
Terra Industries, Inc.*                               412,100      2,307,760
                                                                ------------
                                                                   7,068,390
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.3%
Administaff, Inc.                                      61,800      2,598,690
Banta Corp.                                           113,650      5,659,770
Labor Ready, Inc.*                                    188,400      3,922,488
Mobile Mini, Inc.*                                     65,400      3,099,960
                                                                ------------
                                                                  15,280,908
                                                                ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
Powerwave Technologies, Inc. *                        139,500      1,753,515
ViaSat, Inc.*                                         309,200      8,264,916
                                                                ------------
                                                                  10,018,431
                                                                ------------
COMPUTERS & PERIPHERALS -- 3.3%
Intergraph Corp.*                                     111,850      5,571,248
Komag, Inc.*                                          143,400      4,970,244
M-Systems Flash Disk Pioneers, Ltd.*                  132,900      4,401,648
                                                                ------------
                                                                  14,943,140
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
CONSTRUCTION & ENGINEERING -- 0.6%
William Lyon Homes, Inc.*                              26,600   $  2,683,940
                                                                ------------
DISTRIBUTORS -- 2.8%
Brightpoint, Inc.*                                    318,500      8,832,005
Building Materials Holding Corp.                       58,329      3,978,621
                                                                ------------
                                                                  12,810,626
                                                                ------------
DIVERSIFIED FINANCIALS -- 6.3%
Arch Capital Group, Ltd.*                             158,880      8,698,680
CharterMac                                            193,110      4,090,070
CompuCredit Corp.*                                     96,550      3,715,244
Corrections Corp. of America*                         137,800      6,196,866
Nelnet, Inc. Class A*                                  90,700      3,689,676
Scottish Re Group, Ltd.                                89,500      2,197,225
                                                                ------------
                                                                  28,587,761
                                                                ------------
ELECTRIC UTILITIES -- 1.3%
Cleco Corp.                                           288,500      6,015,225
                                                                ------------
ELECTRICAL EQUIPMENT -- 1.0%
Acuity Brands, Inc.                                   137,200      4,362,960
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.6%
Benchmark Electronics, Inc.*                          195,900      6,588,117
Checkpoint Systems, Inc.*                             120,600      2,972,790
Superior Essex, Inc.*                                 112,800      2,274,048
                                                                ------------
                                                                  11,834,955
                                                                ------------
ENERGY EQUIPMENT & SERVICES -- 1.6%
Universal Compression Holdings, Inc.*                 116,700      4,798,704
Veritas DGC, Inc.*                                     70,300      2,494,947
                                                                ------------
                                                                   7,293,651
                                                                ------------
FOOD & DRUG RETAILING -- 0.2%
Nash Finch Co.                                         43,800      1,116,024
                                                                ------------
FOOD PRODUCTS -- 1.8%
Chiquita Brands International, Inc.                   232,100      4,644,321
Pilgrim's Pride Corp.                                 109,050      3,616,098
                                                                ------------
                                                                   8,260,419
                                                                ------------
GAS UTILITIES -- 0.6%
ONEOK, Inc.                                           103,130      2,746,352
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
CNS, Inc.                                             165,200      3,619,532
IRIS International, Inc.*                             193,900      4,238,654
Matthews International Corp.                           46,100      1,678,501
Somanetics Corp.*                                      88,600      2,835,200
Symmetry Medical, Inc. *                              106,150      2,058,248
West Pharmaceutical Services, Inc.                    115,200      2,883,456
                                                                ------------
                                                                  17,313,591
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.3%
Chemed Corp.                                           39,710      1,972,793
HealthExtras, Inc.*                                   298,400      7,489,840

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
MedCath Corp. *                                        92,800   $  1,721,440
Option Care, Inc.                                     164,160      2,193,178
Owens & Minor, Inc.                                   128,650      3,541,734
Ventiv Health, Inc.*                                  111,110      2,624,418
                                                                ------------
                                                                  19,543,403
                                                                ------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
Bluegreen Corp.*                                      264,600      4,180,680
Landry's Restaurants, Inc.                             96,800      2,585,528
                                                                ------------
                                                                   6,766,208
                                                                ------------
HOUSEHOLD DURABLES -- 1.0%
Toro Co.                                              100,900      4,416,393
                                                                ------------
INSURANCE -- 5.5%
American Equity Investment Life Holding Co.           300,990      3,927,919
AmerUs Group Co.                                      133,800      7,582,446
LandAmerica Financial Group, Inc.                     103,300      6,445,920
Max Re Capital, Ltd.                                  170,200      4,420,094
Universal American Financial Corp.*                   181,000      2,729,480
                                                                ------------
                                                                  25,105,859
                                                                ------------
INTERNET SOFTWARE & SERVICES -- 4.1%
Digital Insight Corp.*                                117,900      3,775,158
eCollege.com, Inc.*                                   121,100      2,183,433
Internet Security Systems, Inc.*                      114,300      2,394,585
Netflix, Inc.*                                         85,800      2,321,748
Websense, Inc.*                                       122,900      8,067,156
                                                                ------------
                                                                  18,742,080
                                                                ------------
IT CONSULTING & SERVICES -- 2.3%
Bell Microproducts, Inc.*                             342,500      2,620,125
CIBER, Inc.*                                          396,500      2,616,900
Covansys Corp.*                                       152,835      2,080,084
Sykes Enterprises, Inc.*                              249,900      3,341,163
                                                                ------------
                                                                  10,658,272
                                                                ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
JAKKS Pacific, Inc.*                                  126,900      2,657,286
                                                                ------------
MACHINERY -- 2.2%
Columbus McKinnon Corp.*                              108,400      2,382,632
Graco, Inc.                                            59,012      2,152,758
Navistar International Corp.*                          80,900      2,315,358
Titan International, Inc.                             180,400      3,111,900
                                                                ------------
                                                                   9,962,648
                                                                ------------
MARINE -- 1.8%
General Maritime Corp.                                112,350      4,161,444
Overseas Shipholding Group, Inc.                       81,650      4,114,344
                                                                ------------
                                                                   8,275,788
                                                                ------------
METALS & MINING -- 3.1%
Commercial Metals Co.                                 249,600      9,369,984
NS Group, Inc.*                                       118,490      4,954,067
                                                                ------------
                                                                  14,324,051
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
MULTILINE RETAIL -- 0.8%
BJ's Wholesale Club, Inc.*                            128,500   $  3,798,460
                                                                ------------
OIL & GAS -- 4.3%
Clayton Williams Energy, Inc.*                         46,300      1,932,562
Grey Wolf, Inc.*                                      559,000      4,321,070
Houston Exploration Co.*                               76,050      4,015,440
Plains Exploration & Production Co.*                   48,954      1,944,942
Stone Energy Corp.*                                    48,050      2,187,717
Tesoro Corp.                                           85,200      5,244,060
                                                                ------------
                                                                  19,645,791
                                                                ------------
PHARMACEUTICALS -- 0.4%
Bentley Pharmaceuticals, Inc.*                        118,200      1,939,662
                                                                ------------
REAL ESTATE -- 5.6%
American Home Mortgage Investment Corp.                48,500      1,579,645
Centracore Properties Trust                            50,350      1,352,904
Entertainment Properties Trust                        141,290      5,757,568
GMH Communities Trust                                 177,800      2,757,678
Jones Lang LaSalle, Inc.                               63,500      3,197,225
LTC Properties, Inc.                                  100,200      2,107,206
Newcastle Investment Corp.                             67,900      1,687,315
Redwood Trust, Inc.                                    58,550      2,415,773
Trammell Crow Co.*                                    177,600      4,555,440
                                                                ------------
                                                                  25,410,754
                                                                ------------
ROAD & RAIL -- 2.2%
Dollar Thrifty Automotive Group, Inc.*                216,285      7,801,400
Landstar System, Inc.                                  57,200      2,387,528
                                                                ------------
                                                                  10,188,928
                                                                ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.8%
Micrel, Inc.*                                         308,500      3,578,600
                                                                ------------
SOFTWARE -- 2.3%
Micromuse, Inc.*                                      489,300      4,839,177
Secure Computing Corp.*                               477,500      5,854,150
                                                                ------------
                                                                  10,693,327
                                                                ------------
SPECIALTY RETAIL -- 4.1%
Conn's, Inc.*                                          74,700      2,754,189
Sonic Automotive, Inc.                                214,300      4,774,604
Sports Authority, Inc.*                                80,200      2,496,626
United Auto Group, Inc.                               139,050      5,311,710
United Rentals, Inc.*                                 143,550      3,357,635
                                                                ------------
                                                                  18,694,764
                                                                ------------
TEXTILES & APPAREL -- 2.8%
Quiksilver, Inc.*                                     410,800      5,685,472
Wolverine World Wide, Inc.                            306,400      6,881,744
                                                                ------------
                                                                  12,567,216
                                                                ------------
TOTAL COMMON STOCK
   (Cost $375,433,861)                                           447,175,037
                                                                ------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

TEMPORARY INVESTMENTS -- 2.5%
Goldman Sachs Financial Square
   Money Market Portfolio                           5,623,616   $  5,623,616
JPMorgan Prime Money Market Fund                    5,920,797      5,920,797
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $11,544,413)                                             11,544,413
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
   (Cost $386,978,274)                                           458,719,450
                                                                ------------
OTHER ASSETS AND LIABILITIES -- (0.4%)
Dividends receivable and other assets                                685,752
Receivable for capital stock sold                                    680,642
Payable for capital stock redeemed                                (2,874,252)
Investment advisory fee payable                                     (280,100)
Administration fees payable                                          (25,222)
Service plan fees payable                                            (46,670)
Accrued expenses                                                     (53,707)
                                                                ------------
                                                                  (1,913,557)
                                                                ------------
NET ASSETS -- 100.0%
Applicable to 7,068,936 Institutional Shares,
  2,344,778 N Shares, and 238,772
  A Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of
  shares has been authorized for each
  class of shares of the Fund) (Note 8)                         $456,805,893
                                                                ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
   ($335,084,689/7,068,936)                                     $      47.40
                                                                ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($110,495,012/2,344,778)                          $      47.12
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($11,226,192/238,772)                             $      47.02
                                                                ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($47.02/0.945) (NOTE 5)                                       $      49.76
                                                                ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                     $387,209,534
                                                                ============
      Gross Appreciation                                        $ 85,056,368
      Gross Depreciation                                         (13,546,452)
                                                                ------------
      Net Appreciation                                          $ 71,509,916
                                                                ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

                       See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                               MONEY MARKET FUNDS
                                                                  -------------------------------------------
                                                                   GOVERNMENT                     TAX-EXEMPT
                                                                  MONEY MARKET    MONEY MARKET   MONEY MARKET
                                                                      FUND            FUND           FUND
                                                                  ------------   -------------   ------------
INVESTMENT INCOME:
   Interest ...................................................   $ 50,606,703   $ 215,059,617   $ 32,621,815
   Dividends ..................................................             --              --             --
   Securities lending income ..................................             --              --             --
                                                                  ------------   -------------   ------------
      Total investment income .................................     50,606,703     215,059,617     32,621,815
                                                                  ------------   -------------   ------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................      1,613,540       6,520,668      1,378,657
   Rule 12b-1 fee (Note 4) ....................................      1,921,252       3,677,099        442,084
   Shareholder services fee (Note 4) ..........................      3,402,496       7,422,623        903,675
   Program fee (Note 4) .......................................      2,573,215       4,013,953        382,127
   Transfer agency fee (Note 3) ...............................         96,346         307,607         60,055
   Administration fee (Note 3) ................................      1,883,585       7,728,228      1,605,459
   Custodian fee (Note 3) .....................................         68,951         284,284         62,561
   Trustees' and Officers' fees and expenses ..................         57,710         238,304         49,122
   Audit fee ..................................................         44,907         184,876         37,299
   Legal fee ..................................................         40,062         153,195         31,850
   Reports to shareholders ....................................         97,408         317,399         49,092
   Registration fees ..........................................         45,987          61,623         44,228
   Miscellaneous ..............................................         60,543         324,462         40,413
                                                                  ------------   -------------   ------------
      Total expenses ..........................................     11,906,002      31,234,321      5,086,622
                                                                  ------------   -------------   ------------
   Less investment advisory fee waived (Note 3) ...............             --              --             --
   Less administration fee waived (Note 3) ....................       (867,139)     (4,815,465)      (428,846)
   Less service plan fees waived (Note 4) .....................             --        (417,000)       (26,157)
                                                                  ------------   -------------   ------------
      Net expenses ............................................     11,038,863      26,001,856      4,631,619
                                                                  ------------   -------------   ------------
   NET INVESTMENT INCOME/(LOSS) ...............................     39,567,840     189,057,761     27,990,196
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................             --         (59,770)         9,135
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --             --
      Net increase for payment from affiliate (Note 3) ........             --          31,817         48,496
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................             --              --             --
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --             --
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........             --         (27,953)        57,631
                                                                  ------------   -------------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $ 39,567,840   $ 189,029,808   $ 28,047,827
                                                                  ============   =============   ============

                       See Notes to Financial Statements.

                                                                                        FIXED INCOME FUNDS
                                                                  ------------------------------------------------------------
                                                                                 HIGH YIELD    INTERMEDIATE      INTERMEDIATE
                                                                      BOND          BOND      GOVERNMENT BOND  TAX-EXEMPT BOND
                                                                      FUND          FUND           FUND              FUND
                                                                  ------------  ------------  ---------------  ---------------
INVESTMENT INCOME:
   Interest ...................................................   $  8,793,864  $  5,571,639   $   1,446,733    $  11,428,649
   Dividends ..................................................             --           327              --               --
   Securities lending income ..................................         11,396        49,004           2,798               --
                                                                  ------------  ------------   -------------    -------------
      Total investment income .................................      8,805,260     5,620,970       1,449,531       11,428,649
                                                                  ------------  ------------   -------------    -------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................      1,184,229       342,784         153,700        1,078,309
   Rule 12b-1 fee (Note 4) ....................................          2,014           718           6,674            5,348
   Shareholder services fee (Note 4) ..........................          5,040           548           8,977           17,834
   Program fee (Note 4) .......................................             --            --              --               --
   Transfer agency fee (Note 3) ...............................         32,327        22,937          35,782           43,902
   Administration fee (Note 3) ................................        288,764       131,303          69,649          374,136
   Custodian fee (Note 3) .....................................         13,310        10,292           6,596           14,251
   Trustees' and Officers' fees and expenses ..................          6,676         2,785           1,240            8,732
   Audit fee ..................................................          4,592         2,121             846            6,689
   Legal fee ..................................................          4,300         1,781             703            4,891
   Reports to shareholders ....................................          5,436         2,531           1,232            7,365
   Registration fees ..........................................         42,606        54,108          40,646           45,381
   Miscellaneous ..............................................         26,999        24,056          12,970           29,868
                                                                  ------------  ------------   -------------    -------------
      Total expenses ..........................................      1,616,293       595,964         339,015        1,636,706
                                                                  ------------  ------------   -------------    -------------
   Less investment advisory fee waived (Note 3) ...............       (486,924)     (107,311)       (132,094)        (599,060)
   Less administration fee waived (Note 3) ....................        (86,848)      (46,541)        (28,922)         (92,095)
   Less service plan fees waived (Note 4) .....................             --            --              --               --
                                                                  ------------  ------------   -------------    -------------
      Net expenses ............................................      1,042,521       442,112         177,999          945,551
                                                                  ------------  ------------   -------------    -------------
   NET INVESTMENT INCOME/(LOSS) ...............................      7,762,739     5,178,858       1,271,532       10,483,098
                                                                  ------------  ------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................        182,614       255,575         107,730          373,552
      Futures contracts .......................................             --            --              --               --
      Foreign currency translations ...........................             --            --              --               --
      Net increase for payment from affiliate (Note 3) ........         37,941         5,192          14,916               --
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................     (3,580,636)   (4,143,681)       (534,797)      (5,864,530)
      Futures contracts .......................................             --            --              --               --
      Foreign currency translations ...........................             --            --              --               --
                                                                  ------------  ------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........     (3,360,081)   (3,882,914)       (412,151)      (5,490,978)
                                                                  ------------  ------------   -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $  4,402,658  $  1,295,944   $     859,381    $   4,992,120
                                                                  ============  ============   =============    =============

                                                                                      FIXED INCOME FUNDS
                                                                     -------------------------------------------------
                                                                           SHORT/                         ULTRA SHORT
                                                                     INTERMEDIATE BOND  TAX-EXEMPT BOND  DURATION BOND
                                                                            FUND              FUND            FUND
                                                                     -----------------  ---------------  -------------
INVESTMENT INCOME:
   Interest .......................................................     $ 11,423,805      $  5,383,972   $ 1,222,723
   Dividends ......................................................               --                --            --
   Securities lending income ......................................           34,449                --            --
                                                                        ------------      ------------   -----------
      Total investment income .....................................       11,458,254         5,383,972     1,222,723
                                                                        ------------      ------------   -----------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...............................        1,873,405           484,651        76,829
   Rule 12b-1 fee (Note 4) ........................................            9,825            10,677            --
   Shareholder services fee (Note 4) ..............................           11,684            45,293            --
   Program fee (Note 4) ...........................................               --                --            --
   Transfer agency fee (Note 3) ...................................           52,114            56,790         2,036
   Administration fee (Note 3) ....................................          415,566           177,921        57,531
   Custodian fee (Note 3) .........................................           17,124             8,716        10,414
   Trustees' and Officers' fees and expenses ......................            9,807             3,946         1,442
   Audit fee ......................................................            7,081             2,710         1,420
   Legal fee ......................................................            5,584             2,747         1,146
   Reports to shareholders ........................................            8,352             3,531         1,318
   Registration fees ..............................................           45,728            42,651        25,516
   Miscellaneous ..................................................           32,184            17,279        15,517
                                                                        ------------      ------------   -----------
      Total expenses ..............................................        2,488,454           856,912       193,169
                                                                        ------------      ------------   -----------
   Less investment advisory fee waived (Note 3) ...................         (826,836)         (269,250)      (56,066)
   Less administration fee waived (Note 3) ........................         (119,527)          (51,222)      (41,066)
   Less service plan fees waived (Note 4) .........................               --               --             --
                                                                        ------------      ------------   -----------
      Net expenses ................................................        1,542,091           536,440        96,037
                                                                        ------------      ------------   -----------
   NET INVESTMENT INCOME/(LOSS) ...................................        9,916,163         4,847,532     1,126,686
                                                                        ------------      ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .....................................         (788,257)          672,525      (181,641)
      Futures contracts ...........................................               --                --            --
      Foreign currency translations ...............................               --                --            --
      Net increase for payment from affiliate (Note 3) ............           41,220                --            --
   Net change in unrealized appreciation/(depreciation) on:
      Investments .................................................       (5,513,125)       (2,635,068)       42,933
      Futures contracts ...........................................               --                --            --
      Foreign currency translations ...............................               --                --            --
                                                                        ------------      ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ............       (6,260,162)       (1,962,543)     (138,708)
                                                                        ------------      ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .................     $  3,656,001      $  2,884,989   $   987,978
                                                                        ============      ============   ===========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                  EQUITY FUNDS
                                                                  -------------------------------------------
                                                                                      CORE         EMERGING
                                                                    BALANCED         EQUITY         MARKETS
                                                                      FUND            FUND           FUND
                                                                  ------------   -------------   ------------
INVESTMENT INCOME:
   Interest ...................................................   $  1,326,659   $      46,437   $    180,639
   Dividends ..................................................        680,387       1,967,961      8,853,781
   Securities lending income ..................................         21,686          33,788         72,538
   Foreign taxes withheld .....................................             --              --       (910,759)
                                                                  ------------   -------------   ------------
      Total investment income .................................      2,028,732       2,048,186      8,196,199
                                                                  ------------   -------------   ------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................        380,817         977,260      3,828,565
   Rule 12b - 1 fee (Note 4) ..................................          5,821           2,247          2,395
   Shareholder services fee (Note 4) ..........................         10,556           9,220          6,964
   Transfer agency fee (Note 3) ...............................         34,901          36,396         39,714
   Administration fee (Note 3) ................................        130,778         225,138        476,199
   Custodian fee (Note 3) .....................................         15,328          42,333        419,757
   Trustees' and Officers' fees and expenses ..................          2,797           5,120         11,240
   Audit fee ..................................................          2,130           3,903         17,546
   Legal fee ..................................................          1,791           3,115          8,679
   Reports to shareholders ....................................          2,640           5,436         10,767
   Registration fees ..........................................         42,531          41,602         46,052
   Miscellaneous ..............................................         27,687          15,575        107,936
                                                                  ------------   -------------   ------------
      Total expenses ..........................................        657,777       1,367,345      4,975,814
                                                                  ------------   -------------   ------------
   Less investment advisory fee waived (Note 3) ...............             --              --       (319,051)
   Less administration fee waived (Note 3) ....................        (42,822)        (62,478)      (136,972)
                                                                  ------------   -------------   ------------
      Net expenses ............................................        614,955       1,304,867      4,519,791
                                                                  ------------   -------------   ------------
   NET INVESTMENT INCOME/(LOSS) ...............................      1,413,777         743,319      3,676,408
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................      5,893,084      13,250,214     48,270,429
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --       (617,261)
      Net increase for payment from affiliate (Note 3) ........          8,563          29,622         46,440
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................     (1,750,431)     (1,870,582)    33,101,455(1)
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --        (38,632)
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........      4,151,216      11,409,254     80,762,431
                                                                  ------------   -------------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $  5,564,993   $  12,152,573   $ 84,438,839
                                                                  ============   =============   ============

(1)   Change in estimated deferred capital gain taxes of $9,685.

                       See Notes to Financial Statements.

                                                                                 EQUITY FUNDS
                                                                  ------------------------------------------
                                                                     EQUITY         INDEX      INTERNATIONAL
                                                                      FUND          FUND            FUND
                                                                  ------------  -------------  -------------
INVESTMENT INCOME:
   Interest ...................................................   $    186,699  $     210,327  $     136,529
   Dividends ..................................................      5,373,422      4,346,458      5,933,452
   Securities lending income ..................................         31,386         31,228          3,612
   Foreign taxes withheld .....................................             --             --       (483,843)
                                                                  ------------  -------------  -------------
      Total investment income .................................      5,591,507      4,588,013      5,589,750
                                                                  ------------  -------------  -------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................      1,886,952        497,285      2,327,063
   Rule 12b - 1 fee (Note 4) ..................................          3,669             --            381
   Shareholder services fee (Note 4) ..........................         27,295         27,596          4,654
   Transfer agency fee (Note 3) ...............................         45,613         38,373         33,538
   Administration fee (Note 3) ................................        417,806        375,221        350,476
   Custodian fee (Note 3) .....................................         20,587         90,506        158,916
   Trustees' and Officers' fees and expenses ..................          9,890          9,338          8,151
   Audit fee ..................................................          7,533          5,888          6,893
   Legal fee ..................................................          4,975          6,703          5,624
   Reports to shareholders ....................................          9,238         11,686          7,678
   Registration fees ..........................................         42,558         34,058         41,402
   Miscellaneous ..............................................         16,181         42,924         32,098
                                                                  ------------  -------------  -------------
      Total expenses ..........................................      2,492,297      1,139,578      2,976,874
                                                                  ------------  -------------  -------------
   Less investment advisory fee waived (Note 3) ...............             --        (75,767)      (229,539)
   Less administration fee waived (Note 3) ....................       (104,334)       (54,364)      (103,734)
                                                                  ------------  -------------  -------------
      Net expenses ............................................      2,387,963      1,009,447      2,643,601
                                                                  ------------  -------------  -------------
   NET INVESTMENT INCOME/(LOSS) ...............................      3,203,544      3,578,566      2,946,149
                                                                  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................     25,641,066     14,284,522     21,983,482
      Futures contracts .......................................             --      1,542,405             --
      Foreign currency translations ...........................             --             --       (635,677)
      Net increase for payment from affiliate (Note 3) ........         57,108         57,376         53,032
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................      3,027,003    (12,214,547)     5,018,906
      Futures contracts .......................................             --       (130,975)            --
      Foreign currency translations ...........................             --             --        (24,328)
                                                                  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........     28,725,177      3,538,781     26,395,415
                                                                  ------------  -------------  -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $ 31,928,721  $   7,117,347  $  29,341,564
                                                                  ============  =============  =============

                                                                                 EQUITY FUNDS
                                                                  -----------------------------------------
                                                                   SMALL-CAP     SMALL-CAP      SMALL-CAP
                                                                     GROWTH     OPPORTUNITY       VALUE
                                                                      FUND          FUND          FUND
                                                                  -----------  -------------  -------------
INVESTMENT INCOME:
   Interest ...................................................   $    12,302  $     375,622  $     240,512
   Dividends ..................................................        38,773      6,574,933      5,920,752
   Securities lending income ..................................         6,673        383,716        163,510
   Foreign taxes withheld .....................................            --             --             --
                                                                  -----------  -------------  -------------
      Total investment income .................................        57,748      7,334,271      6,324,774
                                                                  -----------  -------------  -------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................        74,821      5,041,559      3,158,780
   Rule 12b - 1 fee (Note 4) ..................................            --         93,447         22,728
   Shareholder services fee (Note 4) ..........................            --        241,938        188,427
   Transfer agency fee (Note 3) ...............................         1,234        206,551        161,353
   Administration fee (Note 3) ................................        14,602      1,027,924        686,209
   Custodian fee (Note 3) .....................................        17,795         56,163         82,559
   Trustees' and Officers' fees and expenses ..................           382         24,042         15,643
   Audit fee ..................................................           278         14,983         11,137
   Legal fee ..................................................           208         14,015         10,142
   Reports to shareholders ....................................         1,130         24,944         16,236
   Registration fees ..........................................        27,476         55,850         66,872
   Miscellaneous ..............................................         7,842         35,417         20,584
                                                                  -----------  -------------  -------------
      Total expenses ..........................................       145,768      6,836,833      4,440,670
                                                                  -----------  -------------  -------------
   Less investment advisory fee waived (Note 3) ...............       (45,506)            --             --
   Less administration fee waived (Note 3) ....................        (4,410)      (207,754)      (163,610)
                                                                  -----------  -------------  -------------
      Net expenses ............................................        95,852      6,629,079      4,277,060
                                                                  -----------  -------------  -------------
   NET INVESTMENT INCOME/(LOSS) ...............................       (38,104)       705,192      2,047,714
                                                                  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................     1,077,729    124,493,922     75,040,061
      Futures contracts .......................................            --             --             --
      Foreign currency translations ...........................            --             --             --
      Net increase for payment from affiliate (Note 3) ........         2,439        115,505         63,462
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................      (499,381)   (99,827,588)   (38,933,390)
      Futures contracts .......................................            --             --             --
      Foreign currency translations ...........................            --             --             --
                                                                  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........       580,787     24,781,839     36,170,133
                                                                  -----------  -------------  -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $   542,683  $  25,487,031  $  38,217,847
                                                                  ===========  =============  =============

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                   MONEY MARKET FUNDS
                                                                 ---------------------------------------------------
                                                                   GOVERNMENT                          TAX-EXEMPT
                                                                  MONEY MARKET      MONEY MARKET       MONEY MARKET
                                                                      FUND              FUND              FUND
                                                                 ---------------   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $    39,567,840   $   189,057,761   $    27,990,196
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................                --           (27,953)           57,631
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................                --                --                --
                                                                 ---------------   ---------------   ---------------
Increase/(decrease) in net assets from operations ............        39,567,840       189,029,808        28,047,827
                                                                 ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................        (6,367,320)      (89,985,164)      (21,758,405)
   N Shares ..................................................        (6,450,858)      (28,673,146)       (3,754,385)
   A Shares ..................................................                --                --                --
   Exchange Shares ...........................................                --       (27,037,122)               --
   Service Shares ............................................       (26,756,269)      (43,394,158)       (2,525,903)
                                                                 ---------------   ---------------   ---------------
Total distributions from net investment income ...............       (39,574,447)     (189,089,590)      (28,038,693)
                                                                 ---------------   ---------------   ---------------
Net realized gains on investments:
   Institutional Shares ......................................                --                --                --
   N Shares ..................................................                --                --                --
   A Shares ..................................................                --                --                --
                                                                 ---------------   ---------------   ---------------
Total distributions from net realized gains ..................                --                --                --
                                                                 ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................      (117,350,012)    1,061,372,911       275,857,212
   N Shares ..................................................        27,762,971      (259,117,798)       66,675,632
   A Shares ..................................................                --                --                --
   Exchange Shares ...........................................                --       380,501,550                --
   Service Shares ............................................       (19,859,023)       35,239,154       (27,946,250)
                                                                 ---------------   ---------------   ---------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................      (109,446,064)    1,217,995,817       314,586,594
Redemption Fees ..............................................                --                --                --
                                                                 ---------------   ---------------   ---------------
Total increase/(decrease) in net assets ......................      (109,452,671)    1,217,936,035       314,595,728

NET ASSETS:
Beginning of period ..........................................     1,698,320,905     6,629,701,918     1,126,331,721
                                                                 ---------------   ---------------   ---------------
End of period ................................................   $ 1,588,868,234   $ 7,847,637,953   $ 1,440,927,449
                                                                 ===============   ===============   ===============
End of period undistributed net income .......................   $             1   $           (11)  $            (1)

               See Notes to Financial Statements.

                                                                                  FIXED INCOME FUNDS
                                                                  --------------------------------------------------
                                                                                     HIGH YIELD        INTERMEDIATE
                                                                       BOND             BOND         GOVERNMENT BOND
                                                                       FUND             FUND              FUND
                                                                  -------------    ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................    $   7,762,739     $   5,178,858     $   1,271,532
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................          220,555           260,767           122,646
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       (3,580,636)       (4,143,681)         (534,797)
                                                                  -------------     -------------    --------------
Increase/(decrease) in net assets from operations ............        4,402,658         1,295,944           859,381
                                                                  -------------     -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................       (8,008,777)       (4,958,568)       (1,101,428)
   N Shares ..................................................         (137,052)          (23,451)         (194,233)
   A Shares ..................................................          (34,170)          (18,173)         (106,117)
   Exchange Shares ...........................................               --                --                --
   Service Shares ............................................               --                --                --
                                                                  -------------     -------------     -------------
Total distributions from net investment income ...............       (8,179,999)       (5,000,192)       (1,401,778)
                                                                  -------------     -------------     -------------
Net realized gains on investments:
   Institutional Shares ......................................               --          (208,373)          (66,654)
   N Shares ..................................................               --              (936)          (14,069)
   A Shares ..................................................               --              (447)           (8,526)
                                                                  -------------     -------------     -------------
Total distributions from net realized gains ..................               --          (209,756)          (89,249)
                                                                  -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................       10,824,628        (4,520,980)      (21,297,020)
   N Shares ..................................................         (702,113)           44,000        (7,376,429)
   A Shares ..................................................          (42,131)          277,438          (439,862)
   Exchange Shares ...........................................               --                --                --
   Service Shares ............................................               --                --                --
                                                                  -------------    --------------     -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................       10,080,384        (4,199,542)      (29,113,311)
Redemption Fees ..............................................           35,937                19             3,009
                                                                  -------------    --------------     -------------
Total increase/(decrease) in net assets ......................        6,338,980        (8,113,527)      (29,741,948)

NET ASSETS:
Beginning of period ..........................................    $ 178,979,614        83,651,871        56,404,859
                                                                  -------------    --------------     -------------
End of period ................................................    $ 185,318,594     $  75,538,344     $  26,662,911
                                                                  =============    ==============     =============
End of period undistributed net income .......................    $          --     $        (562)    $          (1)

                                                                                         FIXED INCOME FUNDS
                                                                 ------------------------------------------------------------------
                                                                  INTERMEDIATE          SHORT/                         ULTRA SHORT
                                                                 TAX-EXEMPT BOND  INTERMEDIATE BOND  TAX-EXEMPT BOND  DURATION BOND
                                                                      FUND              FUND              FUND             FUND
                                                                 ---------------  -----------------  ---------------  -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................    $  10,483,098     $   9,916,163     $   4,847,532   $   1,126,686
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................          373,552          (747,037)          672,525        (181,641)
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       (5,864,530)       (5,513,125)       (2,635,068)         42,933
                                                                  -------------     -------------     -------------   -------------
Increase/(decrease) in net assets from operations ............        4,992,120         3,656,001         2,884,989         987,978
                                                                  -------------     -------------     -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................       (9,931,683)       (9,803,298)       (3,479,961)     (1,025,675)
   N Shares ..................................................         (462,787)         (237,738)       (1,183,616)             --
   A Shares ..................................................          (88,628)         (139,930)         (183,955)             --
   Exchange Shares ...........................................               --                --                --              --
   Service Shares ............................................               --                --                --              --
                                                                  -------------     -------------     -------------   -------------
Total distributions from net investment income ...............      (10,483,098)      (10,180,966)       (4,847,532)     (1,025,675)
                                                                  -------------     -------------     -------------   -------------
Net realized gains on investments:
   Institutional Shares ......................................               --                --          (564,216)             --
   N Shares ..................................................               --                --          (206,527)             --
   A Shares ..................................................               --                --           (31,102)             --
                                                                  -------------     -------------     -------------   -------------
Total distributions from net realized gains ..................               --                --          (801,845)             --
                                                                  -------------     -------------     -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................        2,083,754        12,890,356           858,093     (31,002,390)
   N Shares ..................................................        3,965,336        (1,842,670)        4,069,642              --
   A Shares ..................................................         (332,703)         (544,557)          176,335              --
   Exchange Shares ...........................................               --                --                --              --
   Service Shares ............................................               --                --                --              --
                                                                  -------------     -------------     -------------   -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................        5,716,387        10,503,129         5,104,070     (31,002,390)
Redemption Fees ..............................................            7,740             3,043             2,984              --
                                                                  --------------    -------------     -------------   -------------
Total increase/(decrease) in net assets ......................          233,149         3,981,207         2,342,666     (31,040,087)

NET ASSETS:
Beginning of period ..........................................      243,407,629       262,567,305       105,165,256      51,082,703
                                                                  -------------     -------------     -------------   -------------
End of period ................................................    $ 243,640,778     $ 266,548,512     $ 107,507,922   $  20,042,616
                                                                  =============     =============     =============   =============
End of period undistributed net income .......................    $          --     $          (1)    $          --   $          --

               See Notes to Financial Statements.

                      HARRIS INSIGHT FUNDS

              FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                   EQUITY FUNDS
                                                                 ------------------------------------------------
                                                                                       CORE          EMERGING
                                                                    BALANCED          EQUITY          MARKETS
                                                                      FUND             FUND            FUND
                                                                 ---------------   -------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $     1,413,777   $     743,319   $    3,676,408
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................         5,901,647      13,279,836       47,699,608
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................        (1,750,431)     (1,870,582)      33,062,823
                                                                 ---------------   -------------   --------------
Increase/(decrease) in net assets from operations ............         5,564,993      12,152,573       84,438,839
                                                                 ---------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................        (1,325,467)       (752,351)      (2,762,215)
   N Shares ..................................................          (108,292)        (27,044)         (33,376)
   A Shares ..................................................           (43,213)         (3,219)          (7,877)
   Exchange Shares ...........................................                --              --               --
   Service Shares ............................................                --              --               --
                                                                 ---------------   -------------   --------------
Total distributions from net investment income ...............        (1,476,972)       (782,614)      (2,803,468)
                                                                 ---------------   -------------   --------------
Net realized gains on investments:
   Institutional Shares ......................................        (4,907,933)    (15,483,987)     (43,682,793)
   N Shares ..................................................          (507,324)       (696,835)        (614,855)
   A Shares ..................................................          (198,579)       (107,294)        (156,658)
                                                                 ---------------   -------------   --------------
Total distributions from net realized gains ..................        (5,613,836)    (16,288,116)     (44,454,306)
                                                                 ---------------   -------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................         8,778,459      12,057,311       (9,782,172)
   N Shares ..................................................         4,769,670       2,745,339        1,671,783
   A Shares ..................................................         1,391,788         234,255          177,964
   Exchange Shares ...........................................                --              --               --
   Service Shares ............................................                --              --               --
                                                                 ---------------   -------------   --------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................        14,939,917      15,036,905       (7,932,425)
                                                                 ---------------   -------------   --------------
Redemption Fees ..............................................             1,430           2,250            1,016
                                                                 ---------------   -------------   --------------
Total increase/(decrease) in net assets ......................        13,415,532      10,120,998       29,249,656

NET ASSETS:
Beginning of period ..........................................        68,890,636     133,233,486      305,923,019
                                                                 ---------------   -------------   --------------
End of period ................................................   $    82,306,168   $ 143,354,484   $  335,172,675
                                                                 ===============   =============   ==============
End of period undistributed net income .......................   $        12,126   $          --   $      203,611

               See Notes to Financial Statements.

                                                                                   EQUITY FUNDS
                                                                 -----------------------------------------------
                                                                    EQUITY           INDEX         INTERNATIONAL
                                                                     FUND             FUND             FUND
                                                                 -------------   ---------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $   3,203,544   $     3,578,566   $   2,946,149
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................      25,698,174        15,884,303      21,400,837
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       3,027,003       (12,345,522)      4,994,578
                                                                 -------------   ---------------   -------------
Increase/(decrease) in net assets from operations ............      31,928,721         7,117,347      29,341,564
                                                                 -------------   ---------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................      (3,096,104)       (3,363,844)     (2,633,696)
   N Shares ..................................................        (164,251)         (232,788)        (26,908)
   A Shares ..................................................         (16,655)               --          (3,563)
   Exchange Shares ...........................................              --                --              --
   Service Shares ............................................              --                --              --
                                                                 -------------   ---------------   -------------
Total distributions from net investment income ...............      (3,277,010)       (3,596,632)     (2,664,167)
                                                                 -------------   ---------------   -------------
Net realized gains on investments:
   Institutional Shares ......................................     (19,067,845)      (16,429,475)             --
   N Shares ..................................................      (1,323,755)       (2,212,103)             --
   A Shares ..................................................        (163,581)               --              --
                                                                 -------------   ---------------   -------------
Total distributions from net realized gains ..................     (20,555,181)      (18,641,578)             --
                                                                 -------------   ---------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................       9,403,205      (221,895,016)      6,185,929
   N Shares ..................................................       3,557,254          (797,697)        539,627
   A Shares ..................................................       1,289,085                --         220,605
   Exchange Shares ...........................................              --                --              --
   Service Shares ............................................              --                --              --
                                                                 -------------   ---------------   -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................      14,249,544      (222,692,713)      6,946,161
                                                                 -------------   ---------------   -------------
Redemption Fees ..............................................           2,200            60,436           3,669
                                                                 -------------   ---------------   -------------
Total increase/(decrease) in net assets ......................      22,348,274      (237,753,140)     33,627,227

NET ASSETS:
Beginning of period ..........................................     258,261,515       328,879,417     212,250,442
                                                                 -------------   ---------------   -------------
End of period ................................................   $ 280,609,789   $    91,126,277   $ 245,877,669
                                                                 =============   ===============   =============
End of period undistributed net income .......................   $      25,991   $        43,634   $    (528,334)

                                                                                  EQUITY FUNDS
                                                                 --------------------------------------------
                                                                  SMALL-CAP       SMALL-CAP       SMALL-CAP
                                                                   GROWTH        OPPORTUNITY        VALUE
                                                                    FUND             FUND           FUND
                                                                 ------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $    (38,104)  $     705,192   $   2,047,714
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................      1,080,168     124,609,427      75,103,523
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       (499,381)    (99,827,588)    (38,933,390)
                                                                 ------------   -------------   -------------
Increase/(decrease) in net assets from operations ............        542,683      25,487,031      38,217,847
                                                                 ------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................             --        (889,183)     (1,557,929)
   N Shares ..................................................             --              --        (302,028)
   A Shares ..................................................             --              --         (29,118)
   Exchange Shares ...........................................             --              --              --
   Service Shares ............................................             --              --              --
                                                                 ------------   -------------   -------------
Total distributions from net investment income ...............             --        (889,183)     (1,889,075)
                                                                 ------------   -------------   -------------
Net realized gains on investments:
   Institutional Shares ......................................       (931,644)    (86,243,470)    (49,298,907)
   N Shares ..................................................             --     (20,024,426)    (15,481,558)
   A Shares ..................................................             --      (3,262,573)     (1,581,364)
                                                                 ------------   -------------   -------------
Total distributions from net realized gains ..................       (931,644)   (109,530,469)    (66,361,829)
                                                                 ------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................     13,619,456       1,203,359     (12,242,601)
   N Shares ..................................................             --      24,660,833      81,445,509
   A Shares ..................................................             --     (49,404,621)      3,759,954
   Exchange Shares ...........................................             --              --              --
   Service Shares ............................................             --              --              --
                                                                 ------------   -------------   -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................     13,619,456     (23,540,429)     72,962,862
                                                                 ------------   -------------   -------------
Redemption Fees ..............................................             41         121,874         321,854
                                                                 ------------   -------------   -------------
Total increase/(decrease) in net assets ......................     13,230,536    (108,351,176)     43,251,659

NET ASSETS:
Beginning of period ..........................................      7,395,566     709,080,646     413,554,234
                                                                 ------------   -------------   -------------
End of period ................................................   $ 20,626,102   $ 600,729,470   $ 456,805,893
                                                                 ============   =============   =============
End of period undistributed net income .......................   $         --   $      42,229   $      93,210

               See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                MONEY MARKET FUNDS
                                                                                ---------------------------------------------------
                                                                                   GOVERNMENT                         TAX-EXEMPT
                                                                                  MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                                                      FUND              FUND             FUND
                                                                                ---------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ...............................................    $    12,949,692   $    75,400,004  $     11,009,140
Net realized gain/(loss) on investment transactions, futures contracts and
   foreign currency translations ...........................................              6,607            32,115           (23,879)
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations ......                 --                --                --
                                                                                ---------------   ---------------  ----------------
Increase/(decrease) in net assets from operations ..........................         12,956,299        75,432,119        10,985,261
                                                                                ---------------   ---------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ....................................................         (4,454,889)      (42,188,577)       (9,055,423)
   N Shares ................................................................         (2,554,171)      (10,995,280)       (1,347,049)
   A Shares ................................................................                 --                --                --
   B Shares ................................................................                 --               (84)               --
   Exchange Shares .........................................................                 --       (11,512,291)               --
   Service Shares ..........................................................         (5,948,860)      (10,703,770)         (606,668)
                                                                                ---------------   ---------------  ----------------
Total distributions from net investment income .............................        (12,957,920)      (75,400,002)      (11,009,140)
                                                                                ---------------   ---------------  ----------------
Net realized gains on investments:
   Institutional Shares ....................................................                 --                --                --
   N Shares ................................................................                 --                --                --
   A Shares ................................................................                 --                --                --
   B Shares ................................................................                 --                --                --
                                                                                ---------------   ---------------  ----------------
Total distributions from net realized gains ................................                 --                --                --
                                                                                ---------------   ---------------  ----------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ....................................................         82,641,282    (1,126,015,490)      (87,857,065)
   N Shares ................................................................       (139,558,564)     (121,270,995)      (46,666,093)
   A Shares ................................................................                 --                --                --
   B Shares ................................................................                 --           (44,942)               --
   Exchange Shares .........................................................                 --       550,595,881                --
   Service Shares ..........................................................         (4,393,161)     (401,609,381)       (4,156,814)
                                                                                ---------------   ---------------  ----------------
Increase/(decrease) in net assets from capital share transactions ..........        (61,310,443)   (1,098,344,927)     (138,679,972)
                                                                                ---------------   ---------------  ----------------
Redemption Fees ............................................................                 --                --                --
                                                                                ---------------   ---------------  ----------------
Total increase/(decrease) in net assets ....................................        (61,312,064)   (1,098,312,810)     (138,703,851)

NET ASSETS:
Beginning of period ........................................................      1,759,632,969     7,728,014,728     1,265,035,572
                                                                                ---------------   ---------------  ----------------
End of period ..............................................................    $ 1,698,320,905   $ 6,629,701,918  $  1,126,331,721
                                                                                ===============   ===============  ================
End of period undistributed net income .....................................    $             1   $             1  $             --

(1)   For the period 04/01/04 (commencement of operations) to 12/31/04.

                       See Notes to Financial Statements.

                                                                                             FIXED INCOME FUNDS
                                                                        ------------------------------------------------------------
                                                                                       HIGH YIELD    INTERMEDIATE     INTERMEDIATE
                                                                            BOND          BOND      GOVERNMENT BOND  TAX-EXEMPT BOND
                                                                            FUND          FUND           FUND             FUND
                                                                        ------------  ------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .........................................  $  6,690,437  $  4,883,804  $    2,582,008   $   10,178,252
Net realized gain/(loss) on investment transactions, futures contracts
   and foreign currency translations .................................     2,836,155     1,470,542         363,983          117,276
Net change in unrealized appreciation/(depreciation) of investment transactions, futures contracts, and foreign currency
   translations ......................................................    (2,112,624)    1,243,837        (774,468)      (3,191,281)
                                                                        ------------  ------------  --------------   --------------
Increase/(decrease) in net assets from operations ....................     7,413,968     7,598,183       2,171,523        7,104,247
                                                                        ------------  ------------  --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ..............................................    (6,771,781)   (4,861,754)     (2,081,486)      (9,764,990)
   N Shares ..........................................................      (176,836)      (14,031)       (490,292)        (320,735)
   A Shares ..........................................................       (24,683)       (8,022)        (75,441)         (70,686)
   B Shares ..........................................................       (13,990)           --         (25,224)         (21,841)
   Exchange Shares ...................................................            --            --              --               --
   Service Shares ....................................................            --            --              --               --
                                                                        ------------  ------------  --------------   --------------
Total distributions from net investment income .......................    (6,987,290)   (4,883,807)     (2,672,443)     (10,178,252)
                                                                        ------------  ------------  --------------   --------------

Net realized gains on investments:
   Institutional Shares ..............................................            --    (1,130,232)       (604,063)              --
   N Shares ..........................................................            --        (5,172)       (160,567)              --
   A Shares ..........................................................            --        (2,760)        (27,552)              --
   B Shares ..........................................................            --            --          (8,040)              --
                                                                        ------------  ------------  --------------   --------------
Total distributions from net realized gains ..........................            --    (1,138,164)       (800,222)              --
                                                                        ------------  ------------  --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ..............................................    50,778,625    18,702,160     (23,165,252)        (974,104)
   N Shares ..........................................................    (1,246,978)      306,017      (5,929,499)       1,608,514
   A Shares ..........................................................       128,508       141,234         620,256          109,678
   B Shares ..........................................................      (450,393)           --      (1,132,750)        (721,946)
   Exchange Shares ...................................................            --            --              --               --
   Service Shares ....................................................            --            --              --               --
                                                                        ------------  ------------  --------------   --------------
Increase/(decrease) in net assets from capital share transactions ....    49,209,762    19,149,411     (29,607,245)          22,142
                                                                        ------------  ------------  --------------   --------------
Redemption Fees ......................................................           356            --              --              244
                                                                        ------------  ------------  --------------   --------------
Total increase/(decrease) in net assets ..............................    49,636,796    20,725,623     (30,908,387)      (3,051,619)

NET ASSETS:
Beginning of period ..................................................   129,342,818    62,926,248      87,313,246      246,459,248
                                                                        ------------  ------------  --------------   --------------
End of period ........................................................  $178,979,614  $ 83,651,871  $   56,404,859   $  243,407,629
                                                                        ============  ============  ==============   ==============
End of period undistributed net income ...............................  $         --  $         --  $           --   $           --

                                                                                                FIXED INCOME FUNDS
                                                                              -----------------------------------------------------
                                                                                    SHORT/                            ULTRA SHORT
                                                                              INTERMEDIATE BOND   TAX-EXEMPT BOND    DURATION BOND
                                                                                     FUND              FUND             FUND(1)
                                                                              -----------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................   $    10,374,773     $    4,820,284   $      561,220
Net realized gain/(loss) on investment transactions, futures contracts and
   foreign currency translations ..........................................         2,067,357          2,218,796          (12,166)
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations .....        (4,570,397)        (3,776,584)        (155,119)
                                                                              ---------------     --------------   --------------
Increase/(decrease) in net assets from operations .........................         7,871,733          3,262,496          393,935
                                                                              ---------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................       (10,167,225)        (3,601,194)        (696,460)
   N Shares ...............................................................          (301,547)        (1,049,785)              --
   A Shares ...............................................................          (143,706)          (134,247)              --
   B Shares ...............................................................           (24,890)           (35,058)              --
   Exchange Shares ........................................................                --                 --               --
   Service Shares .........................................................                --                 --               --
                                                                              ---------------     --------------   --------------
Total distributions from net investment income ............................       (10,637,368)        (4,820,284)        (696,460)
                                                                              ---------------     --------------   --------------
Net realized gains on investments:
   Institutional Shares ...................................................                --         (1,296,397)              --
   N Shares ...............................................................                --           (406,589)              --
   A Shares ...............................................................                --            (70,045)              --
   B Shares ...............................................................                --                 --               --
                                                                              ---------------     --------------   --------------
Total distributions from net realized gains ...............................                --         (1,773,031)              --
                                                                              ---------------     --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................       (25,860,316)        (8,098,411)      51,385,228
   N Shares ...............................................................        (1,369,907)           645,045               --
   A Shares ...............................................................          (148,209)         1,147,657               --
   B Shares ...............................................................        (1,017,697)        (1,166,445)              --
   Exchange Shares ........................................................                --                 --               --
   Service Shares .........................................................                --                 --               --
                                                                              ---------------     --------------   --------------

Increase/(decrease) in net assets from capital share transactions .........       (28,396,129)        (7,472,154)      51,385,228
                                                                              ---------------     --------------   --------------
Redemption Fees ...........................................................               228              1,692               --
                                                                              ---------------     --------------   --------------
Total increase/(decrease) in net assets ...................................       (31,161,536)       (10,801,281)      51,082,703

NET ASSETS:
Beginning of period .......................................................       293,728,841        115,966,537               --
                                                                              ---------------     --------------   --------------
End of period .............................................................   $   262,567,305     $  105,165,256   $   51,082,703
                                                                              ===============     ==============   ==============
End of period undistributed net income ....................................   $            --     $           --   $      (97,513)

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                 EQUITY FUNDS
                                                                              -----------------------------------------------------
                                                                                                       CORE            EMERGING
                                                                                  BALANCED            EQUITY           MARKETS
                                                                                    FUND               FUND              FUND
                                                                              -----------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................   $     1,114,488     $      860,956   $     2,758,486
Net realized gain/(loss) on investment transactions, futures contracts,
   foreign currency translations, and payment from affiliate ..............         4,486,441         11,992,329        38,536,109
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations .....         2,413,626          3,897,730         8,290,261
                                                                              ---------------     --------------   ---------------
Increase/(decrease) in net assets from operations .........................         8,014,555         16,751,015        49,584,856
                                                                              ---------------     --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................        (1,152,877)          (791,823)       (2,877,921)
   N Shares ...............................................................           (45,377)           (20,247)          (18,218)
   A Shares ...............................................................           (15,782)            (3,211)           (6,829)
   B Shares ...............................................................            (3,732)                --                --
                                                                              ---------------     --------------   ---------------
Total distributions from net investment income ............................        (1,217,768)          (815,281)       (2,902,968)
                                                                              ---------------     --------------   ---------------

Net realized gains on investments:
   Institutional Shares ...................................................           (60,909)        (6,428,752)      (22,223,374)
   N Shares ...............................................................            (2,836)          (246,677)         (193,875)
   A Shares ...............................................................            (1,556)           (35,781)          (66,348)
   B Shares ...............................................................                --             (1,408)               --
                                                                              ---------------     --------------   ---------------
Total distributions from net realized gains ...............................           (65,301)        (6,712,618)      (22,483,597)
                                                                              ---------------     --------------   ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................         1,194,283         (8,019,868)      (11,278,521)
   N Shares ...............................................................           631,634           (483,009)        1,274,656
   A Shares ...............................................................         1,108,853            245,319           525,865
   B Shares ...............................................................         (462,865)           (141,748)               --
                                                                              ---------------     --------------   ---------------
Increase/(decrease) in net assets from capital share transactions .........         2,471,905         (8,399,306)       (9,478,000)
                                                                              ---------------     --------------   ---------------
Redemption Fees ...........................................................                11                507            15,635
                                                                              ---------------     --------------   ---------------
Total increase/(decrease) in net assets ...................................         9,203,402            824,317        14,735,926

NET ASSETS:
Beginning of period .......................................................        59,687,234        132,409,169       291,187,093
                                                                              ---------------     --------------   ---------------
End of period .............................................................   $    68,890,636     $  133,233,486   $   305,923,019
                                                                              ===============     ==============   ===============
End of period undistributed net income ....................................   $        11,192     $       84,052   $       (62,750)

(1)   See Note 1 to the Financial Statements.

                       See Notes to Financial Statements.

                                                                                                 EQUITY FUNDS
                                                                              -----------------------------------------------------
                                                                                   EQUITY              INDEX         INTERNATIONAL
                                                                                    FUND               FUND              FUND
                                                                              -----------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................   $     2,161,925     $     5,618,665  $     1,789,975
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations, and
   payment from affiliate .................................................        25,668,621          20,967,402       12,921,250
Net change in unrealized appreciation/(depreciation) of
   investment transactions, futures contracts, and foreign
   currency translations ..................................................        12,977,418           7,482,730       14,959,966
                                                                              ---------------     ---------------  ---------------
Increase/(decrease) in net assets from operations .........................        40,807,964          34,068,797       29,671,191
                                                                              ---------------     ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................        (2,088,885)         (5,342,505)      (1,922,497)
   N Shares ...............................................................           (78,269)           (244,177)         (14,607)
   A Shares ...............................................................            (4,273)                 --             (770)
   B Shares ...............................................................                --                  --               --
                                                                              ---------------     ---------------  ---------------
Total distributions from net investment income ............................        (2,171,427)         (5,586,682)      (1,937,874)
                                                                              ---------------     ---------------  ---------------
Net realized gains on investments:
   Institutional Shares ...................................................                --         (18,707,971)              --
   N Shares ...............................................................                --          (1,028,880)              --
   A Shares ...............................................................                --                  --               --
   B Shares ...............................................................                --              (5,018)              --
                                                                              ---------------     ---------------  ---------------
Total distributions from net realized gains ...............................                --         (19,741,869)              --
                                                                              ---------------     ---------------  ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................       (21,932,779)        (50,782,286)      10,728,691
   N Shares ...............................................................        (2,932,442)         (2,940,338)         179,560
   A Shares ...............................................................           712,678                  --           31,553
   B Shares ...............................................................          (400,667)           (499,601)              --
                                                                              ---------------     ---------------  ---------------
Increase/(decrease) in net assets from capital share transactions .........       (24,553,210)        (54,222,225)      10,939,804
                                                                              ---------------     ---------------  ---------------
Redemption Fees ...........................................................             1,950               3,787            3,961
                                                                              ---------------     ---------------  ---------------
Total increase/(decrease) in net assets ...................................        14,085,277         (45,478,192)      38,677,082

NET ASSETS:
Beginning of period .......................................................       244,176,238         374,357,609      173,573,360
                                                                              ---------------     ---------------  ---------------
End of period .............................................................   $   258,261,515     $   328,879,417  $   212,250,442
                                                                              ===============     ===============  ===============
End of period undistributed net income ....................................   $        42,349     $        37,496  $      (235,365)

                                                                                                   EQUITY FUNDS
                                                                                --------------------------------------------------
                                                                                  SMALL-CAP          SMALL-CAP        SMALL-CAP
                                                                                   GROWTH           OPPORTUNITY         VALUE
                                                                                   FUND(1)             FUND              FUND
                                                                                -------------     ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................      $    (39,770)    $     1,941,045  $     2,283,025
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations, and
   payment from affiliate .................................................         1,450,966          72,743,604       50,641,871
Net change in unrealized appreciation/(depreciation) of
   investment transactions, futures contracts, and
   foreign currency translations ..........................................           (61,106)         56,020,432       35,427,180
                                                                                 ------------     ---------------  ---------------
Increase/(decrease) in net assets from operations .........................         1,350,090         130,705,081       88,352,076
                                                                                 ------------     ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................                --          (1,205,561)      (1,779,425)
   N Shares ...............................................................                --             (40,859)        (110,436)
   A Shares ...............................................................                --             (61,462)         (34,662)
   B Shares ...............................................................                --                  --              (87)
                                                                                 ------------     ---------------  ---------------
Total distributions from net investment income ............................                --          (1,307,882)      (1,924,610)
                                                                                 ------------     ---------------  ---------------

Net realized gains on investments:
   Institutional Shares ...................................................                --         (67,434,170)     (44,311,094)
   N Shares ...............................................................                --         (11,092,543)      (3,161,610)
   A Shares ...............................................................                --          (6,130,552)        (916,561)
   B Shares ...............................................................                --             (27,116)         (26,597)
                                                                                 ------------     ---------------  ---------------
Total distributions from net realized gains ...............................                --         (84,684,381)     (48,415,862)
                                                                                 ------------     ---------------  ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................        (2,460,245)         33,587,072       23,011,975
   N Shares ...............................................................                --          31,730,052       27,306,815
   A Shares ...............................................................                --          61,318,377        6,691,676
   B Shares ...............................................................                --            (600,409)      (1,201,641)
                                                                                 ------------     ---------------  ---------------

Increase/(decrease) in net assets from capital share transactions .........        (2,460,245)        126,035,092       55,808,825
                                                                                 ------------     ---------------  ---------------
Redemption Fees ...........................................................                --             973,061          802,736
                                                                                 ------------     ---------------  ---------------
Total increase/(decrease) in net assets ...................................        (1,110,155)        171,720,971       94,623,165

NET ASSETS:
Beginning of period .......................................................         8,505,721         537,359,675      318,931,069
                                                                                 ------------     ---------------  ---------------
End of period .............................................................      $  7,395,566     $   709,080,646  $   413,554,234
                                                                                 ============     ===============  ===============
End of period undistributed net income ....................................      $         --     $       371,319  $        12,623

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  NET                        NET
                                 ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                 VALUE        NET         UNREALIZED        FROM        FROM NET        FROM NET
                               BEGINNING   INVESTMENT    GAIN/(LOSS)     INVESTMENT    INVESTMENT       REALIZED
                               OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS      INCOME           GAINS
-------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                         $ 1.00      $ 0.030       $      --       $ 0.030       $(0.030)       $      --
12/31/04                           1.00        0.012              --         0.012        (0.012)              --
12/31/03                           1.00        0.010              --         0.010        (0.010)              --
12/31/02                           1.00        0.016              --         0.016        (0.016)              --
12/31/01                           1.00        0.040              --         0.040        (0.040)              --
N SHARES
12/31/05                         $ 1.00      $ 0.027       $      --       $ 0.027       $(0.027)       $      --
12/31/04                           1.00        0.009              --         0.009        (0.009)              --
12/31/03                           1.00        0.007              --         0.007        (0.007)              --
12/31/02                           1.00        0.013              --         0.013        (0.013)              --
12/31/01                           1.00        0.036              --         0.036        (0.036)              --
SERVICE SHARES
12/31/05                         $ 1.00      $ 0.024       $      --       $ 0.024       $(0.024)       $      --
12/31/04                           1.00        0.005              --         0.005        (0.005)              --
12/31/03                           1.00        0.004              --         0.004        (0.004)              --
05/07/02(3) to 12/31/02            1.00        0.006              --         0.006        (0.006)              --
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/05                         $ 1.00      $ 0.031       $      --       $ 0.031       $(0.031)       $      --
12/31/04                           1.00        0.013              --         0.013        (0.013)              --
12/31/03                           1.00        0.011              --         0.011        (0.011)              --
12/31/02                           1.00        0.018              --         0.018        (0.018)              --
12/31/01                           1.00        0.041              --         0.041        (0.041)              --
N SHARES
12/31/05                         $ 1.00      $ 0.028       $      --       $ 0.028       $(0.028)       $      --
12/31/04                           1.00        0.009              --         0.009        (0.009)              --
12/31/03                           1.00        0.007              --         0.007        (0.007)              --
12/31/02                           1.00        0.015              --         0.015        (0.015)              --
12/31/01                           1.00        0.038              --         0.038        (0.038)              --
B SHARES
01/01/04 to 12/03/04(8)          $ 1.00      $ 0.004       $      --       $ 0.004       $(0.004)       $      --
12/31/03                           1.00        0.002              --         0.002        (0.002)              --
07/26/02 to 12/31/02               1.00        0.003              --         0.003        (0.003)              --
06/29/01(3) to 12/31/01            1.00        0.004              --         0.004        (0.004)              --
EXCHANGE SHARES
12/31/05                         $ 1.00      $ 0.031       $      --       $ 0.031       $(0.031)       $      --
12/31/04                           1.00        0.013              --         0.013        (0.013)              --
12/31/03                           1.00        0.010              --         0.010        (0.010)              --
12/31/02                           1.00        0.018              --         0.018        (0.018)              --
07/12/01(3) to 12/31/01            1.00        0.014              --         0.014        (0.014)              --

                       See Notes to Financial Statements.

                                                 REDEMPTION    NET
                                                   FEES       ASSET
                                                 ADDED TO      VALUE
                                    TOTAL         PAID-IN     END OF     TOTAL
                                DISTRIBUTIONS     CAPITAL     PERIOD    RETURN
---------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                          $(0.030)       $     --      $1.00     3.06%
12/31/04                           (0.012)             --       1.00     1.23
12/31/03                           (0.010)             --       1.00     1.02
12/31/02                           (0.016)             --       1.00     1.65
12/31/01                           (0.040)             --       1.00     4.04
N SHARES
12/31/05                          $(0.027)       $     --      $1.00     2.70%
12/31/04                           (0.009)             --       1.00     0.88
12/31/03                           (0.007)             --       1.00     0.67
12/31/02                           (0.013)             --       1.00     1.30
12/31/01                           (0.036)             --       1.00     3.68
SERVICE SHARES
12/31/05                          $(0.024)       $     --      $1.00     2.41%
12/31/04                           (0.005)             --       1.00     0.52
12/31/03                           (0.004)             --       1.00     0.37
05/07/02(3) to 12/31/02            (0.006)             --       1.00     0.57(2)
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/05                          $(0.031)       $     --      $1.00     3.15%
12/31/04                           (0.013)             --       1.00     1.29
12/31/03                           (0.011)             --       1.00     1.10
12/31/02                           (0.018)             --       1.00     1.83
12/31/01                           (0.041)             --       1.00     4.21
N SHARES
12/31/05                          $(0.028)       $     --      $1.00     2.80%
12/31/04                           (0.009)             --       1.00     0.94
12/31/03                           (0.007)             --       1.00     0.74
12/31/02                           (0.015)             --       1.00     1.48
12/31/01                           (0.038)             --       1.00     3.85
B SHARES
01/01/04 to 12/03/04(8)           $(0.004)       $     --      $1.00     0.35%(2),(5)
12/31/03                           (0.002)             --       1.00     0.24(5)
07/26/02 to 12/31/02               (0.003)             --       1.00     0.30(2),(5)
06/29/01(3) to 12/31/01            (0.004)             --       1.00      N/A(6)
EXCHANGE SHARES
12/31/05                          $(0.031)       $     --      $1.00     3.15%
12/31/04                           (0.013)             --       1.00     1.28
12/31/03                           (0.010)             --       1.00     1.05
12/31/02                           (0.018)             --       1.00     1.79
07/12/01(3) to 12/31/01            (0.014)             --       1.00     1.41(2)

                                    NET                      RATIO OF EXPENSES
                                  ASSETS        RATIO OF        TO AVERAGE         RATIO OF NET
                                  END OF       EXPENSES TO      NET ASSETS       INVESTMENT INCOME
                                  PERIOD       AVERAGE NET      (EXCLUDING        TO AVERAGE NET
                                   (000)         ASSETS          WAIVERS)             ASSETS
--------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                        $  215,132        0.20%            0.25%               3.00%
12/31/04                           332,483        0.21             0.25                1.23
12/31/03                           249,842        0.19             0.24                1.01
12/31/02                           261,492        0.20             0.26                1.62
12/31/01                           249,444        0.20             0.25                4.01
N SHARES
12/31/05                        $  262,512        0.55%            0.60%               2.65%
12/31/04                           234,751        0.56             0.60                0.88
12/31/03                           374,310        0.54             0.59                0.66
12/31/02                           302,126        0.55             0.61                1.27
12/31/01                           282,782        0.55             0.60                3.62
SERVICE SHARES
12/31/05                        $1,111,224        0.83%            0.88%               2.39%
12/31/04                         1,131,087        0.91             1.06                0.52
12/31/03                         1,135,481        0.80             1.13                0.32
05/07/02(3) to 12/31/02            197,790        0.94(1)          1.16 (1)            0.78 (1)
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/05                        $3,724,311        0.17%            0.25%               3.16%
12/31/04                         2,662,963        0.17             0.24                1.25
12/31/03                         3,788,967        0.17             0.23                1.10
12/31/02                         4,909,006        0.17             0.23                1.79
12/31/01                         2,237,567        0.19             0.23                4.16
N SHARES
12/31/05                        $  920,774        0.52%            0.60%               2.72%
12/31/04                         1,179,902        0.52             0.59                0.90
12/31/03                         1,301,168        0.52             0.58                0.75
12/31/02                         1,297,318        0.52             0.58                1.44
12/31/01                         1,542,392        0.54             0.58                3.81
B SHARES
01/01/04 to 12/03/04(8)         $       --        0.96%(1)         1.22%(1)            0.34%(1)
12/31/03                                45        0.98             1.22                0.25
07/26/02 to 12/31/02                    15        1.17(1)          1.23(1)             0.73(1)
06/29/01(3) to 12/31/01                 --        1.19(1)          1.23(1)             2.84(1)
EXCHANGE SHARES
12/31/05                        $1,409,677        0.17%            0.30%               3.24%
12/31/04                         1,029,184        0.17             0.30                1.35
12/31/03                           478,586        0.22             0.28                1.10
12/31/02                         1,434,436        0.22             0.28                1.70
07/12/01(3) to 12/31/01            343,617        0.24(1)          0.28(1)             2.69(1)

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  NET                      NET
                                 ASSET                 REALIZED AND     TOTAL     DISTRIBUTIONS  DISTRIBUTIONS
                                 VALUE        NET       UNREALIZED       FROM        FROM NET      FROM NET
                               BEGINNING  INVESTMENT   GAIN/(LOSS)    INVESTMENT    INVESTMENT     REALIZED
                               OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
--------------------------------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------
SERVICE SHARES
12/31/05                         $ 1.00      $ 0.025     $    --       $ 0.025        $(0.025)      $    --
12/31/04                           1.00        0.006          --         0.006         (0.006)           --
12/31/03                           1.00        0.004          --         0.004         (0.004)           --
05/02/02(3) to 12/31/02            1.00        0.007          --         0.007         (0.007)           --
-----------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------
INSTITUTIONAL SHARES
12/31/05                         $ 1.00      $ 0.022     $    --       $ 0.022        $(0.022)      $    --
12/31/04                           1.00        0.010          --         0.010         (0.010)           --
12/31/03                           1.00        0.009          --         0.009         (0.009)           --
12/31/02                           1.00        0.013          --         0.013         (0.013)           --
12/31/01                           1.00        0.027          --         0.027         (0.027)           --
N SHARES
12/31/05                         $ 1.00      $ 0.019     $    --       $ 0.019        $(0.019)      $    --
12/31/04                           1.00        0.007          --         0.007         (0.007)           --
12/31/03                           1.00        0.005          --         0.005         (0.005)           --
12/31/02                           1.00        0.010          --         0.010         (0.010)           --
12/31/01                           1.00        0.023          --         0.023         (0.023)           --
SERVICE SHARES
12/31/05                         $ 1.00      $ 0.016     $    --       $ 0.016        $(0.016)      $    --
12/31/04                           1.00        0.003          --         0.003         (0.003)           --
12/31/03                           1.00        0.003          --         0.003         (0.003)           --
05/06/02(3) to 12/31/02            1.00        0.004          --         0.004         (0.004)           --
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/05                         $10.22      $ 0.453     $(0.210)      $ 0.243        $(0.455)      $    --
12/31/04                          10.27        0.456      (0.047)        0.409         (0.459)           --
12/31/03                          10.38        0.508      (0.110)        0.398         (0.508)           --
12/31/02                          10.25        0.582       0.130         0.712         (0.582)           --
12/31/01                          10.06        0.631       0.190         0.821         (0.631)           --
N SHARES
12/31/05                         $10.22      $ 0.438     $(0.210)      $ 0.228        $(0.440)      $    --
12/31/04                          10.27        0.431      (0.047)        0.384         (0.434)           --
12/31/03                          10.38        0.483      (0.110)        0.373         (0.483)           --
12/31/02                          10.25        0.556       0.130         0.686         (0.556)           --
12/31/01                          10.06        0.605       0.190         0.795         (0.605)           --
A SHARES
12/31/05                         $10.22      $ 0.429     $(0.211)      $ 0.218        $(0.430)      $    --
12/31/04                          10.27        0.432      (0.048)        0.384         (0.434)           --
12/31/03                          10.38        0.483      (0.110)        0.373         (0.483)           --
12/31/02                          10.25        0.556       0.130         0.686         (0.556)           --
12/31/01                          10.06        0.605       0.190         0.795         (0.605)           --

                       See Notes to Financial Statements.

                                                REDEMPTION      NET                   NET
                                                   FEES        ASSET                 ASSETS
                                                 ADDED TO      VALUE                 END OF
                                    TOTAL         PAID-IN     END OF     TOTAL       PERIOD
                                DISTRIBUTIONS     CAPITAL     PERIOD     RETURN       (000)
---------------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------
SERVICE SHARES
12/31/05                          $(0.025)      $       --    $ 1.00      2.51%    $1,792,876
12/31/04                           (0.006)              --      1.00      0.59      1,757,653
12/31/03                           (0.004)              --      1.00      0.44      2,159,249
05/02/02(3) to 12/31/02            (0.007)              --      1.00      0.69(2)   1,267,811
-----------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------
INSTITUTIONAL SHARES
12/31/05                          $(0.022)      $       --    $ 1.00      2.23%    $1,035,130
12/31/04                           (0.010)              --      1.00      1.00        759,266
12/31/03                           (0.009)              --      1.00      0.90        847,140
12/31/02                           (0.013)              --      1.00      1.35        815,171
12/31/01                           (0.027)              --      1.00      2.70        788,162
N SHARES
12/31/05                          $(0.019)      $       --    $ 1.00      1.87%    $  257,842
12/31/04                           (0.007)              --      1.00      0.65        191,165
12/31/03                           (0.005)              --      1.00      0.54        237,835
12/31/02                           (0.010)              --      1.00      0.99        210,678
12/31/01                           (0.023)              --      1.00      2.34        230,533
SERVICE SHARES
12/31/05                          $(0.016)      $       --    $ 1.00      1.61%    $  147,955
12/31/04                           (0.003)              --      1.00      0.35        175,901
12/31/03                           (0.003)              --      1.00      0.30        180,061
05/06/02(3) to 12/31/02            (0.004)              --      1.00      0.39(2)      78,769
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/05                          $(0.455)      $    0.002(7) $10.01      2.44%    $  181,761
12/31/04                           (0.459)              --     10.22      4.07        174,597
12/31/03                           (0.508)              --     10.27      3.93        123,365
12/31/02                           (0.582)              --     10.38      7.18        216,106
12/31/01                           (0.631)              --     10.25      8.32        218,944
N SHARES
12/31/05                          $(0.440)      $    0.002(7) $10.01      2.29%    $    2,774
12/31/04                           (0.434)              --     10.22      3.82          3,540
12/31/03                           (0.483)              --     10.27      3.67          4,810
12/31/02                           (0.556)              --     10.38      6.91          5,838
12/31/01                           (0.605)              --     10.25      8.05          6,165
A SHARES
12/31/05                          $(0.430)      $    0.002(7) $10.01      2.18%(4) $      784
12/31/04                           (0.434)              --     10.22      3.82(4)         843
12/31/03                           (0.483)              --     10.27      3.67(4)         715
12/31/02                           (0.556)              --     10.38      6.91(4)         824
12/31/01                           (0.605)              --     10.25      8.05(4)         235

                                                  RATIO OF    RATIO OF NET
                                                  EXPENSES    INVESTMENT
                                    RATIO OF     TO AVERAGE     INCOME
                                   EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                   AVERAGE NET   (EXCLUDING   AVERAGE NET    TURNOVER
                                     ASSETS       WAIVERS)       ASSETS        RATE
--------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------
SERVICE SHARES
12/31/05                              0.80%         0.88%        2.48%            --%
12/31/04                              0.87          1.06         0.56             --
12/31/03                              0.82          1.14         0.41             --
05/02/02(3) to 12/31/02               0.91(1)       1.12(1)      0.97(1)          --
-----------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------
INSTITUTIONAL SHARES
12/31/05                              0.22%         0.25%        2.22%            --%
12/31/04                              0.25          0.25         0.99             --
12/31/03                              0.22          0.23         0.89             --
12/31/02                              0.22          0.23         1.34             --
12/31/01                              0.23          0.23         2.62             --
N SHARES
12/31/05                              0.57%         0.60%        1.87%            --%
12/31/04                              0.60          0.60         0.64             --
12/31/03                              0.57          0.58         0.54             --
12/31/02                              0.57          0.58         0.99             --
12/31/01                              0.58          0.58         2.35             --
SERVICE SHARES
12/31/05                              0.84%         0.89%        1.56%            --%
12/31/04                              0.90          1.06         0.34             --
12/31/03                              0.81          1.14         0.28             --
05/06/02(3) to 12/31/02               0.96(1)       1.14(1)      0.58(1)          --
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/05                              0.57%         0.88%        4.26%         51.90%
12/31/04                              0.60          0.93         4.45          75.40
12/31/03                              0.60          0.94         4.89          66.64
12/31/02                              0.60          0.96         5.69          65.39
12/31/01                              0.60          0.92         6.15          84.37
N SHARES
12/31/05                              0.73%         1.04%        4.10%         51.90%
12/31/04                              0.85          1.18         4.20          75.40
12/31/03                              0.85          1.19         4.64          66.64
12/31/02                              0.85          1.21         5.44          65.39
12/31/01                              0.85          1.17         5.90          84.37
A SHARES
12/31/05                              0.82%         1.13%        4.01%         51.90%
12/31/04                              0.85          1.18         4.24          75.40
12/31/03                              0.85          1.19         4.64          66.64
12/31/02                              0.85          1.21         5.36          65.39
12/31/01                              0.85          1.17         5.80          84.37

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                        NET
                                   ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE        NET         UNREALIZED        FROM         FROM NET       FROM NET
                                 BEGINNING   INVESTMENT    GAIN/(LOSS)     INVESTMENT     INVESTMENT      REALIZED
                                 OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------
------------------------------
BOND FUND (CONTINUED)
------------------------------
B SHARES
01/01/04 to 12/03/04(8)           $ 10.27     $  0.328      $   (0.058)     $  0.270     $  (0.330)      $     --
12/31/03                            10.38        0.405          (0.110)        0.295        (0.405)            --
12/31/02                            10.25        0.479           0.130         0.609        (0.479)            --
08/20/01(3) to 12/31/01             10.36        0.192          (0.110)        0.082        (0.192)            --
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                          $ 13.07     $  0.831      $   (0.592)     $  0.239     $  (0.832)      $  (0.037)
12/31/04                            12.83        0.878           0.431         1.309        (0.878)         (0.191)
12/31/03                            11.74        0.887           1.175         2.062        (0.887)         (0.085)
9/23/02(3) to 12/31/02              11.55        0.256           0.190         0.446        (0.256)             --
N SHARES
12/31/05                          $ 13.07     $  0.811      $   (0.592)     $  0.219     $  (0.812)      $  (0.037)
05/18/04(3) to 12/31/04             12.43        0.527           0.831         1.358        (0.527)         (0.191)
A SHARES
12/31/05                          $ 13.07     $  0.799      $   (0.592)     $  0.207     $  (0.800)      $  (0.037)
05/18/04(3) to 12/31/04             12.43        0.527           0.831         1.358        (0.527)         (0.191)
---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                          $ 16.84     $  0.697      $   (0.277)     $  0.420     $  (0.706)      $  (0.055)
12/31/04                            17.12        0.593          (0.094)        0.499        (0.593)         (0.186)
12/31/03                            17.63        0.711          (0.293)        0.418        (0.711)         (0.217)
12/31/02                            16.79        0.870           0.840         1.710        (0.870)             --
12/31/01                            16.55        1.005           0.240         1.245        (1.005)             --
N SHARES
12/31/05                          $ 16.84     $  0.669      $   (0.278)     $  0.391     $  (0.678)      $  (0.055)
12/31/04                            17.12        0.550          (0.094)        0.456        (0.550)         (0.186)
12/31/03                            17.63        0.667          (0.293)        0.374        (0.667)         (0.217)
12/31/02                            16.79        0.828           0.840         1.668        (0.828)             --
12/31/01                            16.55        0.963           0.240         1.203        (0.963)             --
A SHARES
12/31/05                          $ 16.84     $  0.655      $   (0.278)     $  0.377     $  (0.664)      $  (0.055)
12/31/04                            17.12        0.550          (0.094)        0.456        (0.550)         (0.186)
12/31/03                            17.63        0.667          (0.293)        0.374        (0.667)         (0.217)
12/31/02                            16.79        0.828           0.840         1.668        (0.828)             --
12/31/01                            16.55        0.963           0.240         1.203        (0.963)             --
B SHARES
01/01/04 to 12/03/04(8)           $ 17.12     $  0.390      $   (0.119)     $  0.271     $  (0.391)      $  (0.120)
12/31/03                            17.63        0.536          (0.293)        0.243        (0.536)         (0.217)
12/31/02                            16.79        0.699           0.840         1.539        (0.699)             --
05/31/01(3) to 12/31/01             16.53        0.479           0.260         0.739        (0.479)             --

                       See Notes to Financial Statements.


                                                 REDEMPTION     NET                      NET
                                                    FEES       ASSET                    ASSETS
                                                  ADDED TO     VALUE                    END OF
                                     TOTAL        PAID-IN      END OF       TOTAL       PERIOD
                                 DISTRIBUTIONS    CAPITAL      PERIOD      RETURN        (000)
--------------------------------------------------------------------------------------------------
------------------------------
BOND FUND (CONTINUED)
------------------------------
B SHARES
01/01/04 to 12/03/04(8)            $ (0.330)     $    --      $ 10.21    2.67%(2)(5)   $     --
12/31/03                             (0.405)          --        10.27    2.90(5)            453
12/31/02                             (0.479)          --        10.38    6.12(5)            497
08/20/01(3) to 12/31/01              (0.192)          --        10.25    0.78(2)(5)         205
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.869)     $    --      $ 12.44    1.94%         $ 74,697
12/31/04                             (1.069)          --        13.07   10.65            83,101
12/31/03                             (0.972)          --        12.83   18.15            62,926
9/23/02(3) to 12/31/02               (0.256)          --        11.74    3.90(2)         18,088
N SHARES
12/31/05                           $ (0.849)     $    --      $ 12.44    1.78%         $    399
05/18/04(3) to 12/31/04              (0.718)          --        13.07   11.15(2)            375
A SHARES
12/31/05                           $ (0.837)     $    --      $ 12.44    1.68%(4)      $    442
05/18/04(3) to 12/31/04              (0.718)          --        13.07   11.15(2)(4)         176
---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.761)     $ 0.001(7)   $ 16.50    2.49%         $ 20,235
12/31/04                             (0.779)          --        16.84    3.05            41,993
12/31/03                             (0.928)          --        17.12    2.40            66,162
12/31/02                             (0.870)          --        17.63   10.39            75,573
12/31/01                             (1.005)          --        16.79    7.74            61,383
N SHARES
12/31/05                           $ (0.733)     $ 0.002(7)   $ 16.50    2.32%         $  3,948
12/31/04                             (0.736)          --        16.84    2.79            11,436
12/31/03                             (0.884)          --        17.12    2.15            17,604
12/31/02                             (0.828)          --        17.63   10.12            19,769
12/31/01                             (0.963)          --        16.79    7.47             5,577
A SHARES
12/31/05                           $ (0.719)     $ 0.002(7)   $ 16.50    2.23%(4)      $  2,480
12/31/04                             (0.736)          --        16.84    2.79(4)          2,976
12/31/03                             (0.884)          --        17.12    2.15(4)          2,394
12/31/02                             (0.828)          --        17.63   10.12(4)          2,324
12/31/01                             (0.963)          --        16.79    7.47(4)            552
B SHARES
01/01/04 to 12/03/04(8)            $ (0.511)     $    --      $ 16.88    1.62%(2)(5)   $     --
12/31/03                             (0.753)          --        17.12    1.39(5)          1,153
12/31/02                             (0.699)          --        17.63    9.30(5)            904
05/31/01(3) to 12/31/01              (0.479)          --        16.79    4.54(2)(5)         205

                                                  RATIO OF    RATIO OF NET
                                                  EXPENSES     INVESTMENT
                                     RATIO OF    TO AVERAGE      INCOME
                                   EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                   AVERAGE NET   (EXCLUDING    AVERAGE NET   TURNOVER
                                      ASSETS      WAIVERS)       ASSETS        RATE
---------------------------------------------------------------------------------------
---------------------
BOND FUND (CONTINUED)
---------------------
B SHARES
01/01/04 to 12/03/04(8)              1.60%(1)     1.93%(1)      3.44%(1)      75.40%
12/31/03                             1.60         1.94          3.89          66.64
12/31/02                             1.60         1.96          4.59          65.39
08/20/01(3) to 12/31/01              1.60(1)      1.92(1)       4.94(1)       84.37
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                             0.58%        0.78%         6.80%         41.97%
12/31/04                             0.61         0.76          6.80          57.38
12/31/03                             0.61         0.73          7.11          81.50
9/23/02(3) to 12/31/02               0.61(1)      1.41(1)       8.11(1)       38.03
N SHARES
12/31/05                             0.73%        0.93%         6.66%         41.97%
05/18/04(3) to 12/31/04              0.86(1)      1.05(1)       6.61(1)       57.38
A SHARES
12/31/05                             0.83%        1.03%         6.55%         41.97%
05/18/04(3) to 12/31/04              0.86(1)      1.05(1)       6.61(1)       57.38
---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                             0.48%        0.94%         3.76%         70.97%
12/31/04                             0.50         0.84          3.48          35.37
12/31/03                             0.50         0.89          4.07          58.97
12/31/02                             0.50         1.07          5.05          61.56
12/31/01                             0.50         1.08          5.98          52.17
N SHARES
12/31/05                             0.66%        1.14%         3.60%         70.97%
12/31/04                             0.75         1.09          3.23          35.37
12/31/03                             0.75         1.14          3.82          58.97
12/31/02                             0.75         1.32          4.80          61.56
12/31/01                             0.75         1.33          5.73          52.17
A SHARES
12/31/05                             0.73%        1.19%         3.58%         70.97%
12/31/04                             0.75         1.09          3.23          35.37
12/31/03                             0.75         1.14          3.82          58.97
12/31/02                             0.75         1.32          4.58          61.56
12/31/01                             0.75         1.33          5.68          52.17
B SHARES
01/01/04 to 12/03/04(8)              1.50%(1)     1.83%(1)      2.47%(1)      35.37%
12/31/03                             1.50         1.89          3.07          58.97
12/31/02                             1.50         2.07          3.91          61.56
05/31/01(3) to 12/31/01              1.50(1)      2.14(1)       4.82(1)       52.17

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                         NET
                                      ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                      VALUE        NET         UNREALIZED        FROM         FROM NET      FROM NET
                                    BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT     REALIZED
                                    OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME         GAINS
------------------------------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                             $ 11.41     $ 0.494        $ (0.250)      $ 0.244       $ (0.494)          $ --
12/31/04                               11.55       0.479          (0.140)        0.339         (0.479)            --
12/31/03                               11.48       0.452           0.070         0.522         (0.452)            --
12/31/02                               10.91       0.481           0.570         1.051         (0.481)            --
12/31/01                               10.82       0.506           0.090         0.596         (0.506)            --
N SHARES
12/31/05                             $ 11.41     $ 0.475        $ (0.250)      $ 0.225       $ (0.475)          $ --
12/31/04                               11.55       0.451          (0.140)        0.311         (0.451)            --
12/31/03                               11.48       0.424           0.070         0.494         (0.424)            --
12/31/02                               10.91       0.453           0.570         1.023         (0.453)            --
12/31/01                               10.82       0.478           0.090         0.568         (0.478)            --
A SHARES
12/31/05                             $ 11.41     $ 0.466        $ (0.250)      $ 0.216       $ (0.466)          $ --
12/31/04                               11.55       0.451          (0.140)        0.311         (0.451)            --
12/31/03                               11.48       0.424           0.070         0.494         (0.424)            --
12/31/02                               10.91       0.453           0.570         1.023         (0.453)            --
01/17/01(3) to 12/31/01                10.95       0.456          (0.040)        0.416         (0.456)            --
B SHARES
01/01/04 to 12/03/04(8)              $ 11.55     $ 0.338        $ (0.180)      $ 0.158       $ (0.338)          $ --
12/31/03                               11.48       0.338           0.070         0.408         (0.338)            --
12/31/02                               10.91       0.353           0.570         0.923         (0.353)            --
11/21/01(3) to 12/31/01                11.11       0.042          (0.200)        0.158)        (0.042)            --
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                             $ 10.29     $ 0.385        $ (0.248)      $ 0.137       $ (0.387)          $ --
12/31/04                               10.38       0.387          (0.090)        0.297         (0.387)            --
12/31/03                               10.40       0.440          (0.020)        0.420         (0.440)            --
12/31/02                               10.31       0.549           0.090         0.639         (0.549)            --
12/31/01                               10.12       0.592           0.190         0.782         (0.592)            --
------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                             $ 10.29     $ 0.368        $ (0.248)      $ 0.120       $ (0.370)          $ --
12/31/04                               10.38       0.362          (0.090)        0.272         (0.362)            --
12/31/03                               10.40       0.414          (0.020)        0.394         (0.414)            --
12/31/02                               10.31       0.524           0.090         0.614         (0.524)            --
12/31/01                               10.12       0.566           0.190         0.756         (0.566)            --
------------------------------------------------------------------------------------------------------------------------
A SHARES
12/31/05                             $ 10.29     $ 0.359        $ (0.248)      $ 0.111       $ (0.361)          $ --
12/31/04                               10.38       0.362          (0.090)        0.272         (0.362)            --
12/31/03                               10.40       0.414          (0.020)        0.394         (0.414)            --
12/31/02                               10.31       0.524           0.090         0.614         (0.524)            --
12/31/01                               10.12       0.566           0.190         0.756         (0.566)            --

                        See Notes to Financial Statements.


                                                    REDEMPTION      NET                     NET
                                                       FEES        ASSET                   ASSETS
                                                     ADDED TO      VALUE                   END OF
                                        TOTAL         PAID-IN     END OF       TOTAL       PERIOD
                                    DISTRIBUTIONS     CAPITAL     PERIOD      RETURN        (000)
-----------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.494)         $    --     $ 11.16    2.19%         $ 229,320
12/31/04                             (0.479)              --       11.41    3.02            232,419
12/31/03                             (0.452)              --       11.55    4.64            236,282
12/31/02                             (0.481)              --       11.48    9.82            246,217
12/31/01                             (0.506)              --       10.91    5.58            218,956
N SHARES
12/31/05                           $ (0.475)         $    --     $ 11.16    2.01%         $  12,519
12/31/04                             (0.451)              --       11.41    2.76              8,804
12/31/03                             (0.424)              --       11.55    4.38              7,341
12/31/02                             (0.453)              --       11.48    9.55             10,287
12/31/01                             (0.478)              --       10.91    5.32              7,573
A SHARES
12/31/05                           $ (0.466)         $    --     $ 11.16    1.93%(4)      $   1,802
12/31/04                             (0.451)              --       11.41    2.76(4)           2,185
12/31/03                             (0.424)              --       11.55    4.38(4)           2,102
12/31/02                             (0.453)              --       11.48    9.55(4)           1,648
01/17/01(3) to 12/31/01              (0.456)              --       10.91    3.85(2)(4)          131
B SHARES
01/01/04 to 12/03/04(8)            $ (0.338)         $    --     $ 11.37    1.40%(2)(5)   $      --
12/31/03                             (0.338)              --       11.55    3.61(5)             734
12/31/02                             (0.353)              --       11.48    8.58(5)             305
11/21/01(3) to 12/31/01              (0.042)              --       10.91   (1.42)(2)(5)           2
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.387)         $    --     $ 10.04    1.36%         $ 257,274
12/31/04                             (0.387)              --       10.29    2.92            250,644
12/31/03                             (0.440)              --       10.38    4.11            279,109
12/31/02                             (0.549)              --       10.40    6.40            237,566
12/31/01                             (0.592)              --       10.31    7.86            230,499
N SHARES
12/31/05                           $ (0.370)         $    --     $ 10.04    1.19%         $   5,568
12/31/04                             (0.362)              --       10.29    2.66              7,573
12/31/03                             (0.414)              --       10.38    3.85              9,045
12/31/02                             (0.524)              --       10.40    6.14              8,617
12/31/01                             (0.566)              --       10.31    7.60              6,419
A SHARES
12/31/05                           $ (0.361)         $    --     $ 10.04    1.10%(4)      $   3,707
12/31/04                             (0.362)              --       10.29    2.66(4)           4,350
12/31/03                             (0.414)              --       10.38    3.85(4)           4,547
12/31/02                             (0.524)              --       10.40    6.14(4)           4,756
12/31/01                             (0.566)              --       10.31    7.60(4)             960

                                                  RATIO OF    RATIO OF NET
                                                  EXPENSES     INVESTMENT
                                    RATIO OF     TO AVERAGE      INCOME
                                   EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                   AVERAGE NET   (EXCLUDING    AVERAGE NET    TURNOVER
                                     ASSETS       WAIVERS)       ASSETS         RATE
---------------------------------------------------------------------------------------
----------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
----------------------------------
INSTITUTIONAL SHARES
12/31/05                             0.39%        0.67%         4.38%         46.00%
12/31/04                             0.44         0.70          4.19          26.94
12/31/03                             0.45         0.72          3.94          40.20
12/31/02                             0.27         0.89          4.29          61.27
12/31/01                             0.25         0.86          4.60         100.00
N SHARES
12/31/05                             0.54%        0.84%         4.23%         46.00%
12/31/04                             0.69         0.95          3.94          26.94
12/31/03                             0.70         0.97          3.69          40.20
12/31/02                             0.52         1.14          4.04          61.27
12/31/01                             0.50         1.11          4.24         100.00
A SHARES
12/31/05                             0.64%        0.92%         4.13%         46.00%
12/31/04                             0.69         0.95          3.94          26.94
12/31/03                             0.70         0.97          3.69          40.20
12/31/02                             0.52         1.14          3.96          61.27
01/17/01(3) to 12/31/01              0.50(1)      1.11(1)       4.19(1)      100.00
B SHARES
01/01/04 to 12/03/04(8)              1.44%(1)     1.69%(1)      3.17%(1)      26.94%
12/31/03                             1.45         1.72          2.94          40.20
12/31/02                             1.27         1.89          3.20          61.27
11/21/01(3) to 12/31/01              1.25(1)      1.86(1)       3.60(1)      100.00
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                             0.57%        0.92%         3.80%         46.25%
12/31/04                             0.60         0.94          3.75          68.37
12/31/03                             0.60         0.97          4.20          61.21
12/31/02                             0.60         1.00          5.35          66.14
12/31/01                             0.60         0.96          5.73          56.36
N SHARES
12/31/05                             0.75%        1.10%         3.61%         46.25%
12/31/04                             0.85         1.19          3.50          68.37
12/31/03                             0.85         1.22          3.95          61.21
12/31/02                             0.85         1.25          5.10          66.14
12/31/01                             0.85         1.21          5.48          56.36
A SHARES
12/31/05                             0.82%        1.17%         3.55%         46.25%
12/31/04                             0.85         1.19          3.50          68.37
12/31/03                             0.85         1.22          3.95          61.21
12/31/02                             0.85         1.25          4.89          66.14
12/31/01                             0.85         1.21          5.37          56.36

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                        NET
                                   ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE        NET         UNREALIZED        FROM         FROM NET       FROM NET
                                 BEGINNING   INVESTMENT    GAIN/(LOSS)     INVESTMENT     INVESTMENT      REALIZED
                                 OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------
SHORT/INTERMEDIATE BOND FUND (CONTINUED)
----------------------------------------
B SHARES
01/01/04 to 12/03/04(8)           $ 10.38     $ 0.264       $ (0.100)       $ 0.164       $ (0.264)       $     --
12/31/03                            10.40       0.336         (0.020)         0.316         (0.336)             --
12/31/02                            10.31       0.447          0.090          0.537         (0.447)             --
09/18/01(3) to 12/31/01             10.50       0.130         (0.190)        (0.060)        (0.130)             --
--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                          $ 11.02     $ 0.497       $ (0.200)       $ 0.297       $ (0.497)       $ (0.080)
12/31/04                            11.33       0.503         (0.123)         0.380         (0.503)         (0.187)
12/31/03                            11.19       0.496          0.140          0.636         (0.496)             --
12/31/02                            10.54       0.527          0.650          1.177         (0.527)             --
12/31/01                            10.45       0.528          0.090          0.618         (0.528)             --
N SHARES
12/31/05                         $  11.02     $ 0.478       $ (0.200)       $ 0.278       $ (0.478)       $ (0.080)
12/31/04                            11.33       0.475         (0.123)         0.352         (0.475)         (0.187)
12/31/03                            11.19       0.468          0.140          0.608         (0.468)             --
12/31/02                            10.54       0.500          0.650          1.150         (0.500)             --
12/31/01                            10.45       0.502          0.090          0.592         (0.502)             --
A SHARES
12/31/05                         $  11.02     $ 0.470       $ (0.200)       $ 0.270       $ (0.470)       $ (0.080)
12/31/04                            11.33       0.475         (0.123)         0.352         (0.475)         (0.187)
12/31/03                            11.19       0.468          0.140          0.608         (0.468)             --
12/31/02                            10.54       0.500          0.650          1.150         (0.500)             --
01/31/01(3) to 12/31/01             10.44       0.457          0.100          0.557         (0.457)             --
B SHARES
01/01/04 to 12/03/04(8)          $  11.33     $ 0.363       $ (0.180)       $ 0.183       $ (0.363)       $     --
12/31/03                            11.19       0.384          0.140          0.524         (0.384)             --
12/31/02                            10.54       0.418          0.650           1.06         (0.418)             --
06/21/01(3) to 12/31/01             10.52       0.215          0.020          0.235         (0.215)             --
------------------------------
ULTRA SHORT DURATION BOND FUND
------------------------------
INSTITUTIONAL SHARES
12/31/05                         $   9.92     $ 0.289       $ (0.019)       $ 0.270       $ (0.270)       $     --
04/01/04(3) to 12/31/04             10.00       0.150         (0.061)         0.089         (0.169)             --
-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/05                         $  14.99     $ 0.296       $  0.812        $ 1.108       $ (0.295)       $ (1.083)
12/31/04                            13.50       0.272          1.504          1.776         (0.272)         (0.014)
12/31/03                            11.54       0.251          1.958          2.209         (0.249)             --
12/31/02                            13.01       0.310         (1.470)        (1.160)        (0.310)             --
12/31/01                            13.27       0.362         (0.216)         0.146         (0.364)         (0.042)

                       See Notes to Financial Statements.


                                                        REDEMPTION      NET                      NET
                                                           FEES        ASSET                    ASSETS
                                                         ADDED TO      VALUE                    END OF
                                            TOTAL         PAID-IN     END OF       TOTAL        PERIOD
                                        DISTRIBUTIONS     CAPITAL     PERIOD       RETURN       (000)
-------------------------------------------------------------------------------------------------------
----------------------------------------
SHORT/INTERMEDIATE BOND FUND (CONTINUED)
----------------------------------------
B SHARES
01/01/04 to 12/03/04(8)                   $ (0.264)      $    --      $ 10.28    1.60%(2)(5)   $     --
12/31/03                                    (0.336)           --        10.38    3.08(5)          1,028
12/31/02                                    (0.447)           --        10.40    5.35(5)            392
09/18/01(3) to 12/31/01                     (0.130)           --        10.31   (0.59)(2)(5)         26
--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                                  $ (0.577)      $    --      $ 10.74    2.76%         $ 75,285
12/31/04                                    (0.690)           --        11.02    3.46            76,362
12/31/03                                    (0.496)           --        11.33    5.81            86,812
12/31/02                                    (0.527)           --        11.19   11.42           106,975
12/31/01                                    (0.528)           --        10.54    6.02           105,448
N SHARES
12/31/05                                  $ (0.558)      $    --      $ 10.74    2.58%         $ 28,026
12/31/04                                    (0.662)           --        11.02    3.21            24,667
12/31/03                                    (0.468)           --        11.33    5.55            24,873
12/31/02                                    (0.500)           --        11.19   11.15            14,194
12/31/01                                    (0.502)           --        10.54    5.76             1,522
A SHARES
12/31/05                                  $ (0.550)      $    --      $ 10.74    2.50%(4)      $  4,197
12/31/04                                    (0.662)           --        11.02    3.21(4)          4,136
12/31/03                                    (0.468)           --        11.33    5.55(4)          3,098
12/31/02                                    (0.500)           --        11.19   11.15(4)          4,296
01/31/01(3) to 12/31/01                     (0.457)           --        10.54    5.40(2)(4)         796
B SHARES
01/01/04 to 12/03/04(8)                   $ (0.363)      $    --      $ 11.15    1.66%(2)(5)   $     --
12/31/03                                    (0.384)           --        11.33    4.76(5)          1,184
12/31/02                                    (0.418)           --        11.19   10.32(5)            687
06/21/01(3) to 12/31/01                     (0.215)           --        10.54    2.22(2)(5)         133
------------------------------
ULTRA SHORT DURATION BOND FUND
------------------------------
INSTITUTIONAL SHARES
12/31/05                                  $ (0.270)      $    --      $  9.92    2.76%         $ 20,043
04/01/04(3) to 12/31/04                     (0.169)           --         9.92    0.90(2)         51,082
-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/05                                  $ (1.378)      $    --      $ 14.72    7.45%         $ 71,570
12/31/04                                    (0.286)           --        14.99   13.32            64,065
12/31/03                                    (0.249)           --        13.50   19.33            56,553
12/31/02                                    (0.310)           --        11.54   (9.02)           47,015
12/31/01                                    (0.406)           --        13.01    1.21            52,552

                                                         RATIO OF     RATIO OF NET
                                                         EXPENSES      INVESTMENT
                                           RATIO OF     TO AVERAGE       INCOME
                                          EXPENSES TO   NET ASSETS         TO         PORTFOLIO
                                          AVERAGE NET   (EXCLUDING     AVERAGE NET    TURNOVER
                                            ASSETS       WAIVERS)        ASSETS         RATE
------------------------------------------------------------------------------------------------
----------------------------------------
SHORT/INTERMEDIATE BOND FUND (CONTINUED)
----------------------------------------
B SHARES
01/01/04 to 12/03/04(8)                    1.60%(1)      1.94%(1)        2.74%(1)       68.37%
12/31/03                                   1.60          1.97            3.12           61.21
12/31/02                                   1.60          2.00            4.13           66.14
09/18/01(3) to 12/31/01                    1.55(1)       1.91(1)         4.12(1)        56.36
---------------------
TAX-EXEMPT BOND FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                                   0.45%         0.74%           4.55%          41.86%
12/31/04                                   0.52          0.79            4.49           32.57
12/31/03                                   0.51          0.79            4.40           42.58
12/31/02                                   0.31          0.95            4.84           86.76
12/31/01                                   0.27          0.91            4.99           168.31
N SHARES
12/31/05                                   0.61%         0.91%           4.39%          41.86%
12/31/04                                   0.77          1.04            4.24           32.57
12/31/03                                   0.76          1.04            4.15           42.58
12/31/02                                   0.56          1.20            4.51           86.76
12/31/01                                   0.52          1.16            4.74           168.31
A SHARES
12/31/05                                   0.70%         0.99%           4.30%          41.86%
12/31/04                                   0.77          1.04            4.24           32.57
12/31/03                                   0.76          1.04            4.15           42.58
12/31/02                                   0.56          1.20            4.52           86.76
01/31/01(3) to 12/31/01                    0.52(1)       1.16(1)         4.60(1)        168.31
B SHARES
01/01/04 to 12/03/04(8)                    1.52%(1)      1.79%(1)        3.48%(1)       32.57%
12/31/03                                   1.51          1.79            3.40           42.58
12/31/02                                   1.31          1.95            3.75           86.76
06/21/01(3) to 12/31/01                    1.31(1)       1.95(1)         3.77(1)        168.31
-------------------------------
ULTRA SHORT DURATION BOND FUND
-------------------------------
INSTITUTIONAL SHARES
12/31/05                                   0.25%         0.50%           2.92%          47.92%
04/01/04(3) to 12/31/04                    0.25(1)       0.60(1)         2.10(1)        28.82
-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/05                                   0.79%         0.84%           1.95%          61.49%
12/31/04                                   0.88          0.95            1.94           65.60
12/31/03                                   0.88          1.04            2.05           76.53
12/31/02                                   0.88          1.12            2.50           69.89
12/31/01                                   0.88          1.10            2.77           65.21

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                         NET
                                ASSET                   REALIZED AND       TOTAL     DISTRIBUTIONS   DISTRIBUTIONS
                                VALUE        NET         UNREALIZED        FROM         FROM NET        FROM NET
                              BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT       REALIZED
                              OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/05                       $ 14.99     $  0.296       $  0.783       $  1.079       $(0.266)        $(1.083)
12/31/04                         13.50        0.253          1.489          1.742        (0.238)         (0.014)
12/31/03                         11.54        0.223          1.955          2.178        (0.218)             --
12/31/02                         13.00        0.277         (1.459)        (1.182)       (0.278)             --
12/31/01                         13.27        0.331         (0.226)         0.105        (0.333)         (0.042)
A SHARES
12/31/05                       $ 14.97     $  0.269       $  0.793       $  1.062       $(0.259)        $(1.083)
12/31/04                         13.49        0.242          1.496          1.738        (0.244)         (0.014)
12/31/03                         11.53        0.230          1.950          2.180        (0.220)             --
12/31/02                         13.00        0.278         (1.469)        (1.191)       (0.279)             --
12/31/01                         13.26        0.333         (0.216)         0.117        (0.335)         (0.042)
B SHARES
01/01/04 to 12/03/04(8)        $ 13.45     $  0.131       $  1.237       $  1.368       $(0.098)        $    --
12/31/03                         11.51        0.158          1.927          2.085        (0.145)             --
02/04/02(3) to 12/31/02          13.02        0.186         (1.471)        (1.285)       (0.225)             --
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/05                       $ 21.91     $  0.117       $  1.837       $  1.954       $(0.123)        $(2.551)
12/31/04                         20.44        0.144          2.544          2.688        (0.134)         (1.084)
12/31/03                         15.73        0.083          4.710          4.793        (0.083)             --
12/31/02                         20.96        0.053         (4.953)        (4.900)       (0.052)         (0.278)
12/31/01                         24.84        0.031         (3.031)        (3.000)       (0.025)         (0.855)
N SHARES
12/31/05                       $ 21.65     $  0.088       $  1.795       $  1.883       $(0.092)        $(2.551)
12/31/04                         20.22        0.065          2.537          2.602        (0.088)         (1.084)
12/31/03                         15.56        0.040          4.657          4.697        (0.037)             --
12/31/02                         20.73        0.004         (4.891)        (4.887)       (0.005)         (0.278)
12/31/01                         24.62       (0.024)        (3.011)        (3.035)           --          (0.855)
A SHARES
12/31/05                       $ 21.66     $  0.070       $  1.803       $  1.873       $(0.072)        $(2.551)
12/31/04                         20.24        0.078          2.521          2.599        (0.095)         (1.084)
12/31/03                         15.57        0.035          4.671          4.706        (0.036)             --
12/31/02                         20.73        0.009         (4.883)        (4.874)       (0.008)         (0.278)
12/31/01                         24.61       (0.025)        (3.000)        (3.025)           --          (0.855)
B SHARES
01/01/04 to 12/03/04(8)        $ 19.91     $ (0.021)      $  1.948       $  1.927       $    --         $(0.197)
12/31/03                         15.40       (0.093)         4.603          4.510            --              --
12/31/02                         20.66       (0.107)        (4.875)        (4.982)           --          (0.278)
05/31/01(3) to 12/31/01          23.62       (0.102)        (2.003)        (2.105)           --          (0.855)

                       See Notes to Financial Statements.

                                              REDEMPTION     NET                      NET
                                                 FEES       ASSET                    ASSETS
                                               ADDED TO     VALUE                    END OF
                                  TOTAL        PAID-IN     END OF        TOTAL       PERIOD
                              DISTRIBUTIONS    CAPITAL     PERIOD       RETURN        (000)
-----------------------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/05                        $ (1.349)        $ --      $14.72     7.18%        $   7,783
12/31/04                          (0.252)          --       14.99    13.04             3,185
12/31/03                          (0.218)          --       13.50    19.04             2,279
12/31/02                          (0.278)          --       11.54    (9.18)            1,897
12/31/01                          (0.375)          --       13.00     0.88             2,253
A SHARES
12/31/05                        $ (1.342)        $ --      $14.69     7.14%(4)     $   2,953
12/31/04                          (0.258)          --       14.97    13.02(4)          1,641
12/31/03                          (0.220)          --       13.49    19.07(4)            442
12/31/02                          (0.279)          --       11.53    (9.26)(4)           260
12/31/01                          (0.377)          --       13.00     0.97(4)            294
B SHARES
01/01/04 to 12/03/04(8)         $ (0.098)        $ --      $14.72    10.23%(2)(5)  $      --
12/31/03                          (0.145)          --       13.45    18.22(5)            413
02/04/02(3) to 12/31/02           (0.225)          --       11.51    (9.96)(2)(5)         75
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/05                        $ (2.674)        $ --      $21.19     8.97%        $ 135,587
12/31/04                          (1.218)          --       21.91    13.32           128,125
12/31/03                          (0.083)          --       20.44    30.49           127,233
12/31/02                          (0.330)          --       15.73   (23.54)           98,487
12/31/01                          (0.880)          --       20.96   (12.31)          150,175
N SHARES
12/31/05                        $ (2.643)        $ --      $20.89     8.75%        $   6,758
12/31/04                          (1.172)          --       21.65    13.04             4,299
12/31/03                          (0.037)          --       20.22    30.20             4,518
12/31/02                          (0.283)          --       15.56   (23.73)            3,621
12/31/01                          (0.855)          --       20.73   (12.56)            5,611
A SHARES
12/31/05                        $ (2.623)        $ --      $20.91     8.70%(4)     $   1,009
12/31/04                          (1.179)          --       21.66    13.01(4)            809
12/31/03                          (0.036)          --       20.24    30.23(4)            531
12/31/02                          (0.286)          --       15.57   (23.67)(4)           552
12/31/01                          (0.855)          --       20.73   (12.53)(4)           649
B SHARES
01/01/04 to 12/03/04(8)         $ (0.197)        $ --      $21.64     9.77%(2)(5)  $      --
12/31/03                              --           --       19.91    29.29(5)            127
12/31/02                          (0.278)          --       15.40   (24.27)(5)            53
05/31/01(3) to 12/31/01           (0.855)          --       20.66    (9.17)(2)(5)         13

                                             RATIO OF    RATIO OF NET
                                             EXPENSES     INVESTMENT
                                RATIO OF    TO AVERAGE      INCOME
                              EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                              AVERAGE NET   (EXCLUDING    AVERAGE NET    TURNOVER
                                 ASSETS      WAIVERS)       ASSETS         RATE
---------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/05                        0.97%        1.03%          1.81%        61.49%
12/31/04                        1.13         1.20           1.69         65.60
12/31/03                        1.13         1.29           1.80         76.53
12/31/02                        1.13         1.37           2.25         69.89
12/31/01                        1.13         1.35           2.52         65.21
A SHARES
12/31/05                        1.04%        1.09%          1.74%        61.49%
12/31/04                        1.13         1.20           1.69         65.60
12/31/03                        1.13         1.29           1.80         76.53
12/31/02                        1.13         1.37           2.25         69.89
12/31/01                        1.13         1.16           2.52         65.21
B SHARES
01/01/04 to 12/03/04(8)         1.87%(1)     1.94%(1)       0.98%(1)     65.60%
12/31/03                        1.88         2.04           1.01         76.53
02/04/02(3) to 12/31/02         1.88(1)      2.12(1)        1.50(1)      69.89
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/05                        0.93%        0.97%          0.54%        79.92%
12/31/04                        1.00         1.02           0.67         83.50
12/31/03                        1.10         1.23           0.47         76.15
12/31/02                        1.10         1.24           0.27         67.66
12/31/01                        1.10         1.21           0.14         41.63
N SHARES
12/31/05                        1.10%        1.15%          0.37%        79.92%
12/31/04                        1.25         1.27           0.38         83.50
12/31/03                        1.35         1.48           0.22         76.15
12/31/02                        1.35         1.49           0.02         67.66
12/31/01                        1.35         1.46          (0.11)        41.63
A SHARES
12/31/05                        1.18%        1.22%          0.29%        79.92%
12/31/04                        1.25         1.27           0.42         83.50
12/31/03                        1.35         1.48           0.22         76.15
12/31/02                        1.35         1.49           0.02         67.66
12/31/01                        1.35         1.46          (0.11)        41.63
B SHARES
01/01/04 to 12/03/04(8)         1.99%(1)     2.01%(1)      (0.28)%(1)    83.50%
12/31/03                        2.10         2.23          (0.53)        76.15
12/31/02                        2.10         2.24          (0.64)        67.66
05/31/01(3) to 12/31/01         2.10(1)      2.21(1)       (0.86)(1)     41.63

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                         NET
                                ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                VALUE        NET         UNREALIZED        FROM         FROM NET        FROM NET
                              BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT       REALIZED
                              OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                       $ 11.01     $  0.145       $   3.151      $  3.296      $ (0.112)        $(1.764)
12/31/04                         10.03        0.106           1.843         1.949        (0.110)         (0.860)
12/31/03                          6.66        0.046           3.355         3.401        (0.033)             --
12/31/02                          6.80        0.019          (0.148)       (0.129)       (0.015)             --
12/31/01                          6.88        0.043          (0.085)       (0.042)       (0.038)             --
N SHARES
12/31/05                       $ 10.90     $  0.104       $   3.133      $  3.237      $ (0.093)        $(1.764)
12/31/04                          9.94        0.050           1.851         1.901        (0.082)         (0.860)
12/31/03                          6.61        0.047           3.300         3.347        (0.020)             --
12/31/02                          6.75        0.009          (0.154)       (0.145)           --              --
12/31/01                          6.80        0.012          (0.055)       (0.043)       (0.007)             --
A SHARES
12/31/05                       $ 10.88     $  0.103       $   3.137      $  3.240      $ (0.086)        $(1.764)
12/31/04                          9.94        0.030           1.864         1.894        (0.096)         (0.860)
12/31/03                          6.60        0.040           3.315         3.355        (0.017)             --
12/31/02                          6.75        0.002          (0.154)       (0.152)           --              --
12/31/01                          6.82        0.024          (0.075)       (0.051)       (0.019)             --
B SHARES
01/01/03 to 05/30/03(8)        $  6.58     $  0.008       $   0.632      $  0.640      $     --         $    --
04/18/02(3) to 12/31/02           7.76       (0.040)         (1.142)       (1.182)           --              --
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/05                       $ 13.44     $  0.170       $   1.513      $  1.683      $ (0.173)        $(1.070)
12/31/04                         11.48        0.111           1.961         2.072        (0.112)             --
12/31/03                          8.98        0.065           2.501         2.566        (0.066)             --
12/31/02                         11.43        0.056          (2.449)       (2.393)       (0.057)             --
12/31/01                         12.55        0.062          (0.426)       (0.364)       (0.062)         (0.694)
N SHARES
12/31/05                       $ 13.53     $  0.119       $   1.548      $  1.667      $ (0.147)        $(1.070)
12/31/04                         11.55        0.100           1.961         2.061        (0.081)             --
12/31/03                          9.02        0.038           2.510         2.548        (0.018)             --
12/31/02                         11.44        0.035          (2.446)       (2.411)       (0.009)             --
12/31/01                         12.55        0.010          (0.416)       (0.406)       (0.010)         (0.694)
A SHARES
12/31/05                       $ 13.53     $  0.130       $   1.520      $  1.650      $ (0.140)        $(1.070)
12/31/04                         11.56        0.041           2.015         2.056        (0.086)             --
12/31/03                          9.02        0.034           2.523         2.557        (0.017)             --
12/31/02                         11.45        0.021          (2.440)       (2.419)       (0.011)             --
12/31/01                         12.55        0.011          (0.406)       (0.395)       (0.011)         (0.694)
B SHARES
01/01/04 to 12/03/04(8)        $ 11.38     $  0.009       $   1.591      $  1.600      $     --         $    --
12/31/03                          8.93       (0.035)          2.485         2.450            --              --
12/31/02                         11.41       (0.034)         (2.446)       (2.480)           --              --
08/01/01(3) to 12/31/01          11.97       (0.020)         (0.540)       (0.560)           --              --

                       See Notes to Financial Statements.


                                               REDEMPTION     NET                        NET
                                                  FEES       ASSET                     ASSETS
                                                ADDED TO     VALUE                     END OF
                                  TOTAL         PAID-IN      END OF       TOTAL        PERIOD
                              DISTRIBUTIONS     CAPITAL      PERIOD      RETURN         (000)
----------------------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                        $ (1.876)      $    --      $ 12.43    31.23%         $329,081
12/31/04                          (0.970)        0.001(7)     11.01    20.04           302,250
12/31/03                          (0.033)        0.002(7)     10.03    51.11           289,492
12/31/02                          (0.015)        0.004(7)      6.66    (1.84)           96,652
12/31/01                          (0.038)           --         6.80    (0.60)           40,063
N SHARES
12/31/05                        $ (1.857)      $    --      $ 12.28    30.99%         $  4,887
12/31/04                          (0.942)        0.001(7)     10.90    19.71             2,757
12/31/03                          (0.020)        0.003(7)      9.94    50.70             1,331
12/31/02                              --         0.005(7)      6.61    (2.36)              311
12/31/01                          (0.007)           --         6.75    (0.33)              352
A SHARES
12/31/05                        $ (1.850)      $    --      $ 12.27    31.08%(4)      $  1,205
12/31/04                          (0.956)        0.002(7)     10.88    19.67(4)            916
12/31/03                          (0.017)        0.002(7)      9.94    50.87(4)            364
12/31/02                              --         0.002(7)      6.60    (2.22)(4)           118
12/31/01                          (0.019)           --         6.75    (0.74)(4)             6
B SHARES
01/01/03 to 05/30/03(8)         $     --       $    --      $  7.22     9.73%(2)(5)   $     --
04/18/02(3) to 12/31/02               --         0.002(7)      6.58   (15.21)(2)(5)          8
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/05                        $ (1.243)      $    --      $ 13.88    12.52%         $261,584
12/31/04                          (0.112)           --        13.44    18.14           244,336
12/31/03                          (0.066)           --        11.48    28.68           229,673
12/31/02                          (0.057)           --         8.98   (20.99)          238,301
12/31/01                          (0.756)           --        11.43    (3.00)          313,186
N SHARES
12/31/05                        $ (1.217)      $    --      $ 13.98    12.31%         $ 16,610
12/31/04                          (0.081)           --        13.53    17.91            12,799
12/31/03                          (0.018)           --        11.55    28.29            13,842
12/31/02                          (0.009)           --         9.02   (21.10)           11,082
12/31/01                          (0.704)           --        11.44    (3.36)           16,193
A SHARES
12/31/05                        $ (1.210)      $    --      $ 13.97    12.18%(4)      $  2,416
12/31/04                          (0.086)           --        13.53    17.85(4)          1,127
12/31/03                          (0.017)           --        11.56    28.39(4)            339
12/31/02                          (0.011)           --         9.02   (21.15)(4)           199
12/31/01                          (0.705)           --        11.45    (3.27)(4)           161
B SHARES
01/01/04 to 12/03/04(8)         $     --       $    --      $ 12.98    14.06%(2)(5)   $     --
12/31/03                              --            --        11.38    27.44(5)            322
12/31/02                              --            --         8.93   (21.74)(5)           221
08/01/01(3) to 12/31/01               --            --        11.41    (4.68)(2)(5)         20

                                          RATIO OF    RATIO OF NET
                                          EXPENSES     INVESTMENT
                            RATIO OF     TO AVERAGE      INCOME
                           EXPENSES TO   NET ASSETS        TO         PORTFOLIO
                           AVERAGE NET   (EXCLUDING   AVERAGE NET     TURNOVER
                             ASSETS       WAIVERS)       ASSETS          RATE
-------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                     1.45%        1.60%         1.20%          42.91%
12/31/04                     1.58         1.60          0.92           49.13
12/31/03                     1.58         1.61          0.83           19.99
12/31/02                     1.66         1.71          0.41           34.20
12/31/01                     1.74         1.89          0.78           26.93
N SHARES
12/31/05                     1.62%        1.79%         0.98%          42.91%
12/31/04                     1.83         1.85          0.71           49.13
12/31/03                     1.83         1.86          0.58           19.99
12/31/02                     1.91         1.96          0.12           34.20
12/31/01                     1.99         2.14          0.75           26.93
A SHARES
12/31/05                     1.70%        1.85%         0.91%          42.91%
12/31/04                     1.83         1.85          0.49           49.13
12/31/03                     1.83         1.86          0.62           19.99
12/31/02                     1.91         1.96          0.03           34.20
12/31/01                     1.99         2.08          0.68           26.93
B SHARES
01/01/03 to 05/30/03(8)      2.64%(1)     2.66%(1)      0.33%(1)       10.32%
04/18/02(3) to 12/31/02      2.62(1)      2.65(1)      (0.85)(1)       34.20
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/05                     0.87%        0.91%         1.20%          62.67%
12/31/04                     0.94         0.94          0.91           72.72
12/31/03                     0.94         0.96          0.63           81.21
12/31/02                     0.95         0.97          0.53           61.83
12/31/01                     0.94         0.95          0.51           77.79
N SHARES
12/31/05                     1.05%        1.10%         1.02%          62.67%
12/31/04                     1.19         1.19          0.66           72.72
12/31/03                     1.19         1.21          0.38           81.21
12/31/02                     1.20         1.22          0.28           61.83
12/31/01                     1.19         1.20          0.26           77.79
A SHARES
12/31/05                     1.12%        1.16%         1.00%          62.67%
12/31/04                     1.19         1.19          0.71           72.72
12/31/03                     1.19         1.21          0.38           81.21
12/31/02                     1.20         1.22          0.28           61.83
12/31/01                     1.19         1.20          0.26           77.79
B SHARES
01/01/04 to 12/03/04(8)      1.93%(1)     1.94%(1)     (0.11)%(1)      72.72%
12/31/03                     1.94         1.96         (0.37)          81.21
12/31/02                     1.95         1.97         (0.35)          61.83
08/01/01(3) to 12/31/01      1.94(1)      1.95(1)      (0.45)(1)       77.79

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                         NET
                                ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                VALUE        NET         UNREALIZED        FROM         FROM NET       FROM NET
                              BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT      REALIZED
                              OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/05                       $ 22.09     $ 0.380        $ 0.808        $ 1.188        $(0.369)        $(3.224)
12/31/04                         21.55       0.362          1.844          2.206         (0.357)         (1.309)
12/31/03                         18.06       0.275          4.726          5.001         (0.275)         (1.236)
12/31/02                         23.91       0.244         (5.501)        (5.257)        (0.243)         (0.350)
12/31/01                         28.39       0.241         (3.742)        (3.501)        (0.242)         (0.737)
N SHARES
12/31/05                       $ 22.08     $ 0.300        $ 0.851        $ 1.151        $(0.331)        $(3.224)
12/31/04                         21.54       0.299          1.851          2.150         (0.301)         (1.309)
12/31/03                         18.05       0.224          4.728          4.952         (0.226)         (1.236)
12/31/02                         23.90       0.194         (5.503)        (5.309)        (0.191)         (0.350)
12/31/01                         28.39       0.177         (3.752)        (3.575)        (0.178)         (0.737)
B SHARES
01/01/04 to 12/03/04(8)        $ 21.47     $ 0.109        $ 1.474        $ 1.583        $    --         $(0.313)
12/31/03                         18.00       0.069          4.705          4.774         (0.068)         (1.236)
12/31/02                         23.90       0.081         (5.535)        (5.454)        (0.096)         (0.350)
08/22/01(3) to 12/31/01          24.77       0.038         (0.238)        (0.200)        (0.041)         (0.629)
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/05                       $ 15.70     $ 0.214        $ 1.919        $ 2.133        $(0.193)        $    --
12/31/04                         13.63       0.135          2.081          2.216         (0.146)             --
12/31/03                          9.81       0.165          3.800          3.965         (0.160)             --
12/31/02                         11.54       0.092         (1.808)        (1.716)        (0.068)             --
12/31/01                         14.36       0.055         (2.825)        (2.770)        (0.050)             --
N SHARES
12/31/05                       $ 15.71     $ 0.213        $ 1.892        $ 2.105        $(0.165)        $    --
12/31/04                         13.64       0.126          2.054          2.180         (0.110)             --
12/31/03                          9.82       0.121          3.815          3.936         (0.131)             --
12/31/02                         11.55       0.039         (1.789)        (1.750)        (0.031)             --
12/31/01                         14.36       0.026         (2.815)        (2.789)        (0.021)             --
A SHARES
12/31/05                       $ 15.18     $ 0.108        $ 1.917        $ 2.025        $(0.175)        $    --
12/31/04                         13.19       0.089          2.015          2.104         (0.114)             --
12/31/03                          9.35       0.030          3.928          3.958         (0.132)             --
12/31/02                         11.57       0.079         (2.311)        (2.232)            --              --
12/31/01                         14.38       0.016         (2.815)        (2.799)        (0.011)             --
B SHARES
01/01/03 to 05/30/03(8)        $  9.77     $ 0.098        $ 0.452        $ 0.550        $    --         $    --
12/31/02                         11.55       0.041         (1.826)        (1.785)        (0.018)             --
07/23/01(3) to 12/31/01          12.49      (0.057)        (0.883)        (0.940)            --              --

                                             See Notes to Financial Statements.


                                               REDEMPTION      NET                        NET
                                                  FEES        ASSET                     ASSETS
                                                ADDED TO      VALUE                     END OF
                                  TOTAL         PAID-IN      END OF        TOTAL        PERIOD
                              DISTRIBUTIONS     CAPITAL      PERIOD       RETURN         (000)
-----------------------------------------------------------------------------------------------
----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/05                        $ (3.593)     $  0.005(7)   $  19.69     5.38%         $ 76,163
12/31/04                          (1.666)           --         22.09    10.48           311,422
12/31/03                          (1.511)           --         21.55    28.11           353,889
12/31/02                          (0.593)           --         18.06   (22.21)          354,499
12/31/01                          (0.979)           --         23.91   (12.30)          432,923
N SHARES
12/31/05                        $ (3.555)     $  0.004(7)   $  19.68     5.15%         $ 14,963
12/31/04                          (1.610)           --         22.08    10.21            17,457
12/31/03                          (1.462)           --         21.54    27.82            19,986
12/31/02                          (0.541)           --         18.05   (22.43)           17,339
12/31/01                          (0.915)           --         23.90   (12.57)           24,449
B SHARES
01/01/04 to 12/03/04(8)         $ (0.313)     $     --      $  22.74     7.45%(2)(5)   $     --
12/31/03                          (1.304)           --         21.47    26.81(5)            483
12/31/02                          (0.446)           --         18.00   (22.99)(5)           571
08/22/01(3) to 12/31/01           (0.670)           --         23.90    (0.75)(2)(5)         26
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/05                        $ (0.193)     $     --      $  17.64    13.60%         $242,629
12/31/04                          (0.146)           --         15.70    16.48           210,109
12/31/03                          (0.160)        0.015(7)      13.63    40.44           171,921
12/31/02                          (0.068)        0.054(7)       9.81   (14.41)          141,034
12/31/01                          (0.050)           --         11.54   (19.29)          177,337
N SHARES
12/31/05                        $ (0.165)     $     --      $  17.65    13.40%         $  2,900
12/31/04                          (0.110)           --         15.71    16.10             2,040
12/31/03                          (0.131)        0.015(7)      13.64    40.19             1,595
12/31/02                          (0.031)        0.051(7)       9.82   (14.79)            1,202
12/31/01                          (0.021)           --         11.55   (19.46)            5,336
A SHARES
12/31/05                        $ (0.175)     $     --      $  17.03    13.34%(4)      $    349
12/31/04                          (0.114)           --         15.18    16.17(4)            101
12/31/03                          (0.132)        0.014(7)      13.19    42.33(4)             57
12/31/02                              --         0.012(7)       9.35   (19.19)(4)             6
12/31/01                          (0.011)           --         11.57   (19.47)(4)             3
B SHARES
01/01/03 to 05/30/03(8)         $     --      $     --      $  10.32     5.63%(2)(5)   $     --
12/31/02                          (0.018)        0.023(7)       9.77   (15.26)(5)            11
07/23/01(3) to 12/31/01               --            --         11.55    (7.53)(2)(5)          1

                                       RATIO OF              RATIO OF NET
                                       EXPENSES               INVESTMENT
                          RATIO OF    TO AVERAGE                INCOME
                        EXPENSES TO   NET ASSETS                  TO          PORTFOLIO
                        AVERAGE NET   (EXCLUDING              AVERAGE NET      TURNOVER
                           ASSETS      WAIVERS)                  ASSETS         RATE
---------------------------------------------------------------------------------------
----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/05                  0.40%        0.45%                    1.45%            6.34%
12/31/04                  0.43         0.43                     1.59             2.67
12/31/03                  0.43         0.47                     1.37             1.72
12/31/02                  0.45         0.53                     1.18             6.42
12/31/01                  0.45         0.50                     0.93             4.26
N SHARES
12/31/05                  0.57%        0.64%                    1.34%            6.34%
12/31/04                  0.68         0.68                     1.34             2.67
12/31/03                  0.68         0.72                     1.12             1.72
12/31/02                  0.70         0.78                     0.93             6.42
12/31/01                  0.70         0.75                     0.68             4.26
B SHARES
01/01/04 to 12/03/04(8)   1.43%(1)     1.43%(1)                 0.57%(1)         2.67%
12/31/03                  1.43         1.47                     0.37             1.72
12/31/02                  1.45         1.53                     0.40             6.42
08/22/01(3) to 12/31/01   1.45(1)      1.50(1)                  0.04(1)          4.26
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/05                  1.19%        1.34%                    1.33%           44.03%
12/31/04                  1.33         1.35                     0.96            27.84
12/31/03                  1.36         1.39                     1.40            35.15
12/31/02                  1.40         1.43                     0.85            22.38
12/31/01                  1.36         1.37                     0.75            38.32
N SHARES
12/31/05                  1.37%        1.53%                    1.11%           44.03%
12/31/04                  1.58         1.60                     0.76            27.84
12/31/03                  1.61         1.64                     1.11            35.15
12/31/02                  1.60         1.63                     0.36            22.38
12/31/01                  1.61         1.62                     0.50            38.32
A SHARES
12/31/05                  1.44%        1.59%                    0.93%           44.03%
12/31/04                  1.58         1.60                     0.71            27.84
12/31/03                  1.57         1.60                     0.27            35.15
12/31/02                  1.65         1.68                     0.71            22.38
12/31/01                  1.61         1.62                     0.18            38.32
B SHARES
01/01/03 to 05/30/03(8)   2.35%(1)     2.37%(1)                 2.50%(1)        18.70%
12/31/02                  2.40         2.43                    (0.97)           22.38
07/23/01(3) to 12/31/01   2.19(1)      2.19(1)                 (1.10)(1)        38.32

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET                      NET
                              ASSET                 REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
                              VALUE       NET        UNREALIZED       FROM        FROM NET       FROM NET
                            BEGINNING  INVESTMENT   GAIN/(LOSS)    INVESTMENT    INVESTMENT      REALIZED
                            OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
-----------------------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                    $   13.71  $  (0.025)    $   0.512     $   0.487     $      --      $  (0.637)
12/31/04                        11.39     (0.064)        2.384         2.320            --             --
12/31/03                         7.68     (0.044)        3.754         3.710            --             --
12/31/02                         9.68     (0.032)       (1.968)       (2.000)           --             --
01/09/01(3) to 12/31/01         10.00     (0.014)       (0.306)       (0.320)           --             --
B SHARES
01/01/03 to 05/30/03(8)     $    7.60  $  (0.044)    $   1.024     $   0.980     $      --      $      --
12/31/02                         9.68     (0.102)       (1.978)       (2.080)           --             --
12/20/01(3) to 12/31/01          9.36     (0.009)        0.329         0.320            --             --
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/05                    $   24.64  $   0.042     $   1.133     $   1.175     $  (0.045)     $  (4.294)
12/31/04                        22.74      0.083         5.161         5.244        (0.059)        (3.322)
12/31/03                        15.12     (0.024)        7.881         7.857            --         (0.238)
12/31/02                        17.70     (0.086)       (2.496)       (2.582)           --             --
12/31/01                        19.88     (0.119)       (1.792)       (1.911)           --         (0.269)
N SHARES
12/31/05                    $   24.05  $  (0.011)    $   1.101     $   1.090     $      --      $  (4.294)
12/31/04                        22.28      0.027         5.032         5.059        (0.011)        (3.322)
12/31/03                        14.85     (0.060)        7.727         7.667            --         (0.238)
12/31/02                        17.44     (0.119)       (2.473)       (2.592)           --             --
12/31/01                        19.62     (0.161)       (1.750)       (1.911)           --         (0.269)
A SHARES
12/31/05                    $   24.03  $  (0.089)    $   1.159     $   1.070     $      --      $  (4.294)
12/31/04                        22.27      0.042         5.003         5.045        (0.025)        (3.322)
12/31/03                        14.85     (0.057)        7.714         7.657            --         (0.238)
12/31/02                        17.43     (0.118)       (2.463)       (2.581)           --             --
12/31/01                        19.62     (0.154)       (1.767)       (1.921)           --         (0.269)
B SHARES
01/01/04 to 12/03/04(8)     $   21.86  $  (0.143)    $   4.643     $   4.500     $      --      $  (1.002)
12/31/03                        14.69     (0.195)        7.602         7.407            --         (0.238)
12/31/02                        17.37     (0.230)       (2.451)       (2.681)           --             --
06/25/01(3) to 12/31/01         18.32     (0.138)       (0.543)       (0.681)           --         (0.269)
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                    $   50.67  $   0.266     $   4.246     $   4.512     $  (0.241)     $  (7.581)
12/31/04                        45.10      0.333        12.228        12.561        (0.274)        (6.826)
12/31/03                        31.79      0.408        13.260        13.668        (0.360)            --
12/31/02                        36.88      0.154        (4.814)       (4.660)       (0.131)        (0.306)
12/31/01                        37.35      0.117         1.931         2.048        (0.117)        (2.401)

                       See Notes to Financial Statements.

                                           REDEMPTION        NET                       NET
                                              FEES          ASSET                     ASSETS
                                            ADDED TO        VALUE                     END OF
                                TOTAL       PAID-IN         END OF    TOTAL           PERIOD
                            DISTRIBUTIONS   CAPITAL         PERIOD   RETURN           (000)
---------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                      $  (0.637)    $      --     $   13.56    3.40%        $  20,626
12/31/04                             --            --         13.71   20.37             7,396
12/31/03                             --            --         11.39   48.31             8,506
12/31/02                             --            --          7.68  (20.66)            7,278
01/09/01(3) to 12/31/01              --            --          9.68   (3.20)(2)         7,854
B SHARES
01/01/03 to 05/30/03(8)       $      --     $      --     $    8.58   12.90%(2)(5)  $      --
12/31/02                             --            --          7.60  (21.49)(5)             4
12/20/01(3) to 12/31/01              --            --          9.68    3.42(2)(5)           1
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/05                      $  (4.339)    $   0.004(7)  $   21.48    4.55%        $ 480,501
12/31/04                         (3.381)        0.037(7)      24.64   24.16(9)        544,635
12/31/03                         (0.238)        0.001(7)      22.74   52.02           472,228
12/31/02                             --         0.002(7)      15.12  (14.58)          323,683
12/31/01                         (0.269)           --         17.70   (9.65)          411,368
N SHARES
12/31/05                      $  (4.294)    $   0.004(7)  $   20.85    4.31%        $ 108,134
12/31/04                         (3.333)        0.044(7)      24.05   23.85(9)         98,267
12/31/03                         (0.238)        0.001(7)      22.28   51.68            61,579
12/31/02                             --         0.002(7)      14.85  (14.85)           13,954
12/31/01                         (0.269)           --         17.44   (9.83)            8,301
A SHARES
12/31/05                      $  (4.294)    $   0.004(7)  $   20.81    4.28%(4)     $  12,094
12/31/04                         (3.347)        0.062(7)      24.03   23.88(4)(9)      66,179
12/31/03                         (0.238)        0.001(7)      22.27   51.62(4)          3,047
12/31/02                             --         0.001(7)      14.85  (14.80)(4)           777
12/31/01                         (0.269)           --         17.43   (9.83)(4)           246
B SHARES
01/01/04 to 12/03/04(8)       $  (1.002)    $   0.002(7)  $   25.36   21.30%(2)(5)  $      --
12/31/03                         (0.238)        0.001(7)      21.86   50.48(5)            506
12/31/02                             --         0.001(7)      14.69  (15.43)(5)           237
06/25/01(3) to 12/31/01          (0.269)           --         17.37   (3.77)(2)(5)         41
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                      $  (7.822)    $   0.040(7)  $   47.40    8.90%        $ 335,085
12/31/04                         (7.100)        0.109(7)      50.67   28.93(9)        369,311
12/31/03                         (0.360)        0.002(7)      45.10   43.04           308,693
12/31/02                         (0.437)        0.007(7)      31.79  (12.76)          216,922
12/31/01                         (2.518)           --         36.88    5.57           248,031

                                          RATIO OF    RATIO OF NET
                                          EXPENSES     INVESTMENT
                              RATIO OF   TO AVERAGE      INCOME
                            EXPENSES TO  NET ASSETS        TO        PORTFOLIO
                            AVERAGE NET  (EXCLUDING   AVERAGE NET     TURNOVER
                               ASSETS     WAIVERS)       ASSETS         RATE
------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                       0.96%        1.46%        (0.38)%      100.38%
12/31/04                       1.00         1.48         (0.53)        99.76
12/31/03                       1.00         1.44         (0.48)       124.27
12/31/02                       1.00         1.36         (0.38)       107.48
01/09/01(3) to 12/31/01        1.00(1)      2.53(1)      (0.15)(1)     59.94(1)
B SHARES
01/01/03 to 05/30/03(8)        2.00%(1)     2.54%(1)     (1.41)%(1)    61.84%
12/31/02                       2.00         2.36         (1.25)       107.48
12/20/01(3) to 12/31/01        2.00(1)      3.37(1)      (1.62)(1)     59.94(1)
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/05                       0.94%        0.97%         0.16%        76.08%
12/31/04                       1.00         1.00          0.36         63.79
12/31/03                       1.20         1.25         (0.13)        83.34
12/31/02                       1.20         1.27         (0.51)        76.97
12/31/01                       1.20         1.25         (0.67)        85.04
N SHARES
12/31/05                       1.15%        1.18%        (0.05)%       76.08%
12/31/04                       1.25         1.25          0.15         63.79
12/31/03                       1.45         1.50         (0.32)        83.34
12/31/02                       1.45         1.52         (0.76)        76.97
12/31/01                       1.45         1.50         (0.92)        85.04
A SHARES
12/31/05                       1.19%        1.22%        (0.18)%       76.08%
12/31/04                       1.25         1.25          0.33         63.79
12/31/03                       1.45         1.50         (0.30)        83.34
12/31/02                       1.45         1.52         (0.76)        76.97
12/31/01                       1.45         1.50         (0.92)        85.04
B SHARES
01/01/04 to 12/03/04(8)        1.98%(1)     1.99%(1)     (0.71)%(1)    63.79%
12/31/03                       2.20         2.25         (1.09)        83.34
12/31/02                       2.20         2.27         (1.47)        76.97
06/25/01(3) to 12/31/01        2.20(1)      2.25(1)      (1.67)(1)     85.04
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                       0.90%        0.94%         0.49%        74.30%
12/31/04                       0.93         0.94          0.69         69.98
12/31/03                       0.95         0.99          1.08        106.69
12/31/02                       0.99         1.09          0.43        134.99
12/31/01                       0.99         1.08          0.36         80.85

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     NET                      NET
                                    ASSET                 REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
                                    VALUE       NET        UNREALIZED       FROM        FROM NET       FROM NET
                                  BEGINNING  INVESTMENT   GAIN/(LOSS)    INVESTMENT    INVESTMENT      REALIZED
                                  OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
-----------------------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
N SHARES
12/31/05                          $   50.44  $   0.233     $   4.152     $   4.385     $  (0.148)     $  (7.581)
12/31/04                              44.99      0.186        12.074        12.260        (0.215)        (6.826)
12/31/03                              31.73      0.279        13.257        13.536        (0.278)            --
12/31/02                              36.81      0.059        (4.791)       (4.732)       (0.048)        (0.306)
12/31/01                              37.28      0.037         1.931         1.968        (0.037)        (2.401)
A SHARES
12/31/05                          $   50.35  $   0.173     $   4.180     $   4.353     $  (0.135)     $  (7.581)
12/31/04                              44.92      0.198        12.004        12.202        (0.229)        (6.826)
12/31/03                              31.69      0.271        13.243        13.514        (0.286)            --
12/31/02                              36.78      0.042        (4.767)       (4.725)       (0.064)        (0.306)
12/31/01                              37.28      0.049         1.901         1.950        (0.049)        (2.401)
B SHARES
01/01/04 to 12/03/04(8)           $   44.48  $  (0.136)    $  10.985     $  10.849     $  (0.004)     $  (1.158)
12/31/03                              31.43      0.099        12.985        13.084        (0.036)            --
12/31/02                              36.69     (0.200)       (4.760)       (4.960)           --         (0.306)
05/31/01(3) to 12/31/01               40.77     (0.087)       (1.592)       (1.679)           --         (2.401)

(1)   Annualized.

(2)   Total returns for periods of less than one year are not annualized.

(3)   Date commenced operations.

(4)   Sales load is not reflected in total return.

(5)   Contingent deferred sales load is not reflected in total return.

(6)   Not meaningful given short period.

(7) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 90 days or less (30 days or less, effective June 4, 2004) from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.

(8)   Date ceased operations.

(9) Total returns for each of the classes for the Small-Cap Opportunity Fund and the Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.

                       See Notes to Financial Statements.

                                                 REDEMPTION       NET                        NET
                                                    FEES         ASSET                     ASSETS
                                                  ADDED TO       VALUE                     END OF
                                      TOTAL        PAID-IN       END OF   TOTAL            PERIOD
                                  DISTRIBUTIONS    CAPITAL       PERIOD   RETURN            (000)
--------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
N SHARES
12/31/05                            $  (7.729)   $   0.024(7)  $   47.12    8.68%        $ 110,495
12/31/04                               (7.041)       0.231(7)      50.44   28.59(9)         35,891
12/31/03                               (0.278)       0.002(7)      44.99   42.70             7,702
12/31/02                               (0.354)       0.006(7)      31.73  (12.98)            4,414
12/31/01                               (2.438)          --         36.81    5.36             3,477
A SHARES
12/31/05                            $  (7.716)   $   0.033(7)  $   47.02    8.63%(4)     $  11,226
12/31/04                               (7.055)       0.283(7)      50.35   28.62(4)(9)       8,352
12/31/03                               (0.286)       0.002(7)      44.92   42.68(4)          1,557
12/31/02                               (0.370)       0.005(7)      31.69  (12.98)(4)           669
12/31/01                               (2.450)          --         36.78    5.31(4)            341
B SHARES
01/01/04 to 12/03/04(8)             $  (1.162)   $   0.003(7)  $   54.17   24.86%(2)(5)  $      --
12/31/03                               (0.036)       0.002(7)      44.48   41.64(5)            979
12/31/02                               (0.306)       0.006(7)      31.43  (13.65)(5)           466
05/31/01(3) to 12/31/01                (2.401)          --         36.69   (4.06)(2)(5)        302

                                                RATIO OF    RATIO OF NET
                                                EXPENSES     INVESTMENT
                                    RATIO OF   TO AVERAGE      INCOME
                                  EXPENSES TO  NET ASSETS        TO        PORTFOLIO
                                  AVERAGE NET  (EXCLUDING    AVERAGE NET    TURNOVER
                                     ASSETS     WAIVERS)       ASSETS         RATE
------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
N SHARES
12/31/05                             1.11%        1.15%         0.32%        74.30%
12/31/04                             1.18         1.19          0.50         69.98
12/31/03                             1.20         1.24          0.83        106.69
12/31/02                             1.24         1.34          0.18        134.99
12/31/01                             1.24         1.33          0.11         80.85
A SHARES
12/31/05                             1.15%        1.19%         0.24%        74.30%
12/31/04                             1.18         1.19          0.57         69.98
12/31/03                             1.20         1.24          0.83        106.69
12/31/02                             1.24         1.34          0.18        134.99
12/31/01                             1.24         1.33          0.11         80.85
B SHARES
01/01/04 to 12/03/04(8)              1.92%(1)     1.93%(1)     (0.34)%(1)    69.98%
12/31/03                             1.95         1.99          0.08        106.69
12/31/02                             1.99         2.09         (0.57)       134.99
05/31/01(3) to 12/31/01              1.99(1)      2.08(1)      (0.64)(1)     80.85

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1.    ORGANIZATION

      Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

            MONEY MARKET FUNDS:
            Harris Insight Government Money Market Fund ("Government Money Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund")

            FIXED INCOME FUNDS:
            Harris Insight Bond Fund ("Bond Fund")
            Harris Insight High Yield Bond Fund ("High Yield Bond Fund")
            Harris Insight Intermediate Government Bond Fun ("Intermediate Government Bond Fund")
            Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt Bond Fund")
            Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond Fund")
            Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")
            Harris Insight Ultra Short Duration Bond Fund ("Ultra Short Duration Bond Fund")

            EQUITY FUNDS:
            Harris Insight Balanced Fund ("Balanced Fund")
            Harris Insight Core Equity Fund ("Core Equity Fund")
            Harris Insight Emerging Markets Fund ("Emerging Markets Fund") Harris Insight Equity Fund ("Equity Fund")
            Harris Insight Index Fund ("Index Fund")
            Harris Insight International Fund ("International Fund")
            Harris Insight Small-Cap Growth Fund ("Small-Cap Growth Fund") Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity Fund")
            Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")

      The Trust offers five classes of shares: A shares, N shares, Service shares, Exchange shares, and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for each of the Money Market Funds, the Ultra Short Duration Bond Fund, the Index Fund, and the Small-Cap Growth Fund. N shares are offered by each Fund, except for the Ultra Short Duration Bond Fund and the Small-Cap Growth Fund. Service shares are offered only by each of the Money Market Funds. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne PRO RATA on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4, and A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      (A) SECURITY VALUATION -- Securities and other assets owned by the Funds are valued as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m., Eastern time). Equity securities, other than securities for which the primary market is the National Association of
Securities Dealers' Automatic Quotation System ("NASDAQ"), are valued at the last sales price on the primary market where traded. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. A security for which the primary market is the NASDAQ will be valued at the NASDAQ Official Closing Price as defined by the NASDAQ, or, in the absence of a reported Official Closing Price on the valuation date, at closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the event that market prices are not readily available, or where last sale prices are considered not to reflect values as of the valuation time (e.g., from foreign markets), securities are valued at a fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations with remaining maturities of 60 days or less and securities held by the Money Market Funds are valued at amortized cost.

      Standards for Fair Value Determinations -- As a general principle, a "fair value" of a security is the amount that a Fund may reasonably expect to realize upon its current sale. There is no single standard for determining a fair value of a security. The Board or its designee, as the case may be, shall take into account all of the relevant factors and surrounding circumstances, including, but not limited to: (i) the nature and pricing history (if any) of the security;
(ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by Harris Investment Management or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of Harris Investment Management; and (vii) the liquidity or illiquidity of the market for the security.

      With respect to Funds that invest in non-U.S. securities, the Funds may take into consideration factors influencing specific markets or issuers when determining a fair value of a non-U.S. security. The Funds have retained a third party service provider to assist in determining when fair valuation is necessary, as well as to provide estimates of fair values, with respect to foreign securities held by the International Fund and the Emerging Markets Fund. That service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to determine a fair value.

      In determining a fair value of a non-U.S. security, the Funds may consider the security's trading value on other markets; the value of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and other similar instruments representing interests in the security in question; the value of closed-end funds that invest in a country or region relevant to the security in question; relevant foreign currency exchange activity; the trading prices of financial products that are tied to relevant baskets of foreign securities (e.g. iShares(R) or futures contracts); relevant currency exchange rates and fluctuations; relevant currency restrictions; relevant investment repatriation restrictions; the relevant country's or geographic region's political and economic environment; the relevant country's liquidity and settlement issues; and any other relevant information regarding the security.

      Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

      (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

            (i)  market  value  of  investment  securities,   other  assets  and
      liabilities at the current rate of exchange on the valuation date; and

            (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

      (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

      (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. Dividends from the Balanced Fund, Equity Fund, and Index Fund are declared and paid quarterly. Dividends from the Core Equity Fund, Emerging Markets Fund, International Fund, Small-Cap Growth Fund, Small-Cap Opportunity Fund, and Small-Cap Value Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are normally distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

      The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

      (E) FUTURES CONTRACTS -- The Funds may enter into securities index and other financial futures contracts to manage exposure to certain market risks. The Index Fund may maintain Standard & Poor's 500 Index(R) futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading, or to reduce transaction costs. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are required to be made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

      Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

      (F) ALLOCATION OF INCOME, EXPENSES, AND REALIZED AND UNREALIZED GAINS AND LOSSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses, investment income, and realized and unrealized gains and losses on investments of a Fund are allocated among separate classes of shares based upon their relative net assets based on the date the income or expense is earned or incurred or realized and unrealized gains and losses are incurred. The non-Money Market Funds bear a slightly greater portion of fees paid to the Administrator to reflect the relatively higher cost of administration services to those Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      (G) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery at a future date and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Dollar roll transactions are accounted for as purchases and sales of securities.

      (H) INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES -- Some Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not been fully developed. Accordingly, these securities are generally illiquid.

      (I) REPURCHASE AGREEMENTS -- Some Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

      (J)   SECURITIES   LENDING -- Each   Fund   may   participate   in   a
securities-lending program with certain counterparties whereby a Fund may loan securities to an organization that provides collateral. The lending Fund continues to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the counterparty to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings. As of December 31, 2005, there were no securities out on loan for the Funds.

      (K) CONTRACTUAL OBLIGATIONS -- In the ordinary course of business or otherwise, the Trust may enter into contracts that contain a variety of representations and warranties and that may impose indemnification obligations on the Trust for breach. Any Fund's maximum exposure, if any, under such contracts can not be estimated. However, based on experience, the Funds expect the risk of loss to be remote.

      (L) OTHER -- Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by use of the first in first out (FIFO) method for both financial reporting and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective-yield method for non-Money Market Funds and the straight-line method for the Money Market Funds. Dividend income is recorded on the ex-dividend date.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

3.    ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      The Trust retains Harris Investment Management, Inc. ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

Each Money Market Fund              0.14% of the first $100 million of net
                                    assets and 0.10% of net assets over
                                    $100 million

Bond Fund                           0.65%
High Yield Bond Fund                0.45%
Intermediate Government Bond Fund   0.45%
Intermediate Tax-Exempt Bond Fund   0.45%
Short/Intermediate Bond Fund        0.70%
Tax-Exempt Bond Fund                0.45%
Ultra Short Duration Bond Fund      0.20%
Balanced Fund                       0.50%
Core Equity Fund                    0.70%
Emerging Markets Fund               1.25%
Equity Fund                         0.70%
Index Fund                          0.20%
International Fund                  1.05%
Small-Cap Growth Fund               0.75%
Small-Cap Opportunity Fund          0.75%
Small-Cap Value Fund                0.70%

      HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2005, advisory fees and waivers for certain Funds were as follows:

                                            GROSS                       NET
                                         ADVISORY FEE     WAIVER    ADVISORY FEE
                                         ------------   ---------   ------------
Bond Fund ............................   $  1,184,229   $ 486,924   $    697,305
High Yield Bond Fund .................        342,784     107,311        235,473
Intermediate Government Bond Fund ....        153,700     132,094         21,606
Intermediate Tax-Exempt Bond Fund ....      1,078,309     599,060        479,249
Short/Intermediate Bond Fund .........      1,873,405     826,836      1,046,569
Tax-Exempt Bond Fund .................        484,651     269,250        215,401
Ultra Short Duration Bond Fund .......         76,829      56,066         20,763
Emerging Markets Fund ................      3,828,565     319,051      3,509,514
Index Fund ...........................        497,285      75,767        421,518
International Fund ...................      2,327,063     229,539      2,097,524
Small-Cap Growth Fund ................         74,821      45,506         29,315

      There were no  advisory  fee  waivers for the other Funds.

      HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as sub-adviser, receives a fee directly from HIM and not from the Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      HIM has also entered into an Investment Sub-Advisory Agreement with HIM Monegy, Inc. ("Monegy"), a wholly-owned subsidiary of HIM, with respect to the High Yield Bond Fund. Pursuant to the agreement, Monegy selects and manages the securities in which the Fund invests. Monegy, as sub-adviser, receives a fee directly from HIM and not from the Funds.

      The Trust has an Administration Agreement with Harris N.A. ("Harris" or the "Administrator"). In that capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under those Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. As compensation for its services, Harris is entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million. Certain employees of PFPC are officers of the Funds. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds.

      On August 2, 2005, the Board of Trustees approved the continuation of the Administration Agreement and Transfer Agency Services Agreement dated July 1996 between the Funds and the Administrator provided the Administrator agreed to waive its fees under those agreements commencing August 8, 2005, to the extent that the fees exceed the cost to the Administrator of the compensation of PFPC for sub-administration and sub-transfer agency services and the mutual fund personnel of the Administrator. The aggregate monthly administration fees paid by the Funds to the Administrator under the revised arrangement were approximately $555,000 of which the Administrator paid approximately $335,000 to PFPC.

      During the year ended December 31, 2005, Harris received $9,059,582 in fees (net of waivers of $7,232,392) from the Funds for services as Administrator and Transfer Agent, of which Harris paid to PFPC $3,851,875 in fees for services rendered under the agreements described above. Under the same agreements, PFPC and PFPC Trust Co. received $2,626,776 in other fees and out of pocket expenses (net of waivers of $225,757) from the Funds for other transfer agency, custodian, and administrative and accounting services.

      PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services.

      During the year ended December 31, 2005, HIM and Harris reimbursed certain Funds for expenses incurred by the Funds as a result of various matters. These expenses related to, among other things, administration cost savings realized by the Administrator, commitment fees on a line of credit earned by an affiliate bank, costs associated with short-term redemption transactions, and administration and advisory fees associated with short-term redemption transactions. The reimbursements totaling $613,329 were allocated to the affected Fund portfolios and are reflected as a net increase for payment from affiliate in the accompanying statements of operations. Such reimbursements had an immaterial impact on the total return of the affected Fund portfolios.

      Additionally, Harris and HIM reimbursed $136,092 to certain Funds during the year ended December 31, 2005, for redemption fees arising from certain short-term redemption transactions and post-trade corrections.

      The Board of Trustees of the Funds is also evaluating other matters that may result in future reimbursements to the Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

4.    SERVICE PLANS

      Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes.

      SHAREHOLDER SERVICE FEES:

            NON-MONEY MARKET FUNDS

                                                      N SHARES
                                                      (0.25%)*
                                                   -----------
            Bond Fund ..........................   $     5,040
            High Yield Bond Fund ...............           548
            Intermediate Government Bond Fund ..         8,977
            Intermediate Tax-Exempt Bond Fund ..        17,834
            Short/Intermediate Bond Fund .......        11,684
            Tax-Exempt Bond Fund ...............        45,293
            Balanced Fund ......................        10,556
            Core Equity Fund ...................         9,220
            Emerging Markets Fund ..............         6,964
            Equity Fund ........................        27,295
            Index Fund .........................        27,596
            International Fund .................         4,654
            Small-Cap Opportunity Fund .........       241,938
            Small-Cap Value Fund ...............       188,427

            * Prior to December 6, 2005, 0.25% was payable to dealers
              providing services pursuant to the Funds' Plans. The overall effective rate of shareholder service fees actually paid by each Fund was approximately 0.18% - 0.22% for the equity Funds and 0.15% - 0.18% for the fixed income Funds. Effective December 6, 2005, such fees were reduced to 0.12% for the fixed income Funds, 0.20% for the Small-Cap Opportunity Fund and the Small-Cap Value Fund, and 0.15% for the remaining equity Funds, respectively.

            MONEY MARKET FUNDS

                                   N SHARES   EXCHANGE SHARES   SERVICE SHARES
                                   (0.25%)        (0.05%)          (0.25%)
                                  ---------   ---------------   --------------
Government Money Market Fund ..   $ 601,227                     $    2,801,269
Money Market Fund .............   2,631,373   $           0 *        4,374,250
Tax-Exempt Money Market Fund ..     500,607                            403,068

* Net of waivers of $417,000. Effective August 2005, this fee arrangement was not renewed.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

RULE 12B-1 FEES (DISTRIBUTION FEES PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940):

            NON-MONEY MARKET FUNDS

                                                                        A SHARES
                                                                        (0.25%)
                                                                       ---------
            Bond Fund ..............................................   $   2,014
            High Yield Bond Fund ...................................         718
            Intermediate Government Bond Fund ......................       6,674
            Intermediate Tax-Exempt Bond Fund ......................       5,348
            Short/Intermediate Bond Fund ...........................       9,825
            Tax-Exempt Bond Fund ...................................      10,677
            Balanced Fund ..........................................       5,821
            Core Equity Fund .......................................       2,247
            Emerging Markets Fund ..................................       2,395
            Equity Fund ............................................       3,669
            International Fund .....................................         381
            Small-Cap Opportunity Fund .............................      93,447
            Small-Cap Value Fund ...................................      22,728

            MONEY MARKET FUNDS

                                                      N SHARES    SERVICE SHARES
                                                       (0.10%)       (0.15%)
                                                     ----------   --------------
            Government Money Market Fund .........   $  240,491   $    1,680,761
            Money Market Fund ....................    1,052,549        2,624,550
            Tax-Exempt Money Market Fund .........      200,243          241,841

      For the year ended December 31, 2005, Harris received $1,463,746 in fees for services rendered under the terms of the service plans described above.

      The Service shares class of each of the Money Market Funds paid Program Administration fees (the "Program Fees") to Harrisdirect, an affiliate of the Administrator, to provide certain services to holders of those shares at a rate of up to 0.35%, on an annualized basis, of the average daily net assets attributable to Service shares. For the year ended December 31, 2005, fees paid under the Program were $2,573,215, $4,013,953, and $355,970 (net of voluntary waivers of $0, $0 and $26,157) for the Service shares of the Government Money
Market Fund, Money Market Fund, and the Tax-Exempt Money Market Fund, respectively. On August 29, 2005, the Board of Trustees of the Trust terminated the Program Administration Services Agreement, pursuant to which the Program Fees had been paid, because services as contemplated under the agreement were not provided. Holders of Service Shares were directly reimbursed in the aggregate approximately $25 million, representing substantially all of the Program Administration fees previously paid, plus amounts for the time value of money. Professional fees incurred by the Funds in connection with the reimbursement were borne by the Harris Financial Corp. -- parent company to the Administrator.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

5.    PUBLIC OFFERING PRICE

      Class A shares of each Fund that offers A shares are sold at a public offering price which is equal to the current net asset value of such shares plus a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Bond Fund, High Yield Bond Fund, and Tax-Exempt Bond Fund, and 3.50% for the
Intermediate Government Bond Fund, Intermediate Tax-Exempt Bond Fund, and Short/Intermediate Bond Fund.

6.    CAPITAL SHARES

      Since the Money Market Funds have sold and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                        MONEY MARKET FUNDS
                              -----------------------------------------------------------------------------------------------------
                                GOVERNMENT MONEY MARKET FUND            MONEY MARKET FUND            TAX-EXEMPT MONEY MARKET FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $   519,707,781  $ 1,249,469,797  $ 18,616,605,199  $23,148,778,855  $ 3,846,407,116  $ 4,002,739,502
Issued as reinvestment of
   dividends ...............        1,472,488        1,596,587        19,570,992        8,863,642          775,326          248,172
Redeemed ...................     (638,530,281)  (1,168,425,102)  (17,574,803,280) (24,283,657,987)  (3,571,325,230)  (4,090,844,739)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $  (117,350,012) $    82,641,282  $  1,061,372,911  $(1,126,015,490) $   275,857,212  $   (87,857,065)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $ 1,839,102,575  $ 1,899,113,732  $  4,010,349,708  $ 4,091,039,028  $   480,781,739  $   506,959,556
Issued as reinvestment of
   dividends ...............        5,424,092        2,181,199        26,181,487        9,521,995        2,773,867          990,321
Redeemed ...................   (1,816,763,696)  (2,040,853,495)   (4,295,648,993)  (4,221,832,018)    (416,879,974)    (554,615,970)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $    27,762,971  $  (139,558,564) $   (259,117,798) $  (121,270,995) $    66,675,632  $   (46,666,093)
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                                                      $            --
Issued as reinvestment of
   dividends ...............                                                                   89
Redeemed ...................                                                              (45,031)
                                                                                  ---------------
Net increase/(decrease) ....                                                              (44,942)
                                                                                  ===============
EXCHANGE SHARES:
Sold .......................                                    $  5,461,852,023  $ 3,988,198,477
Issued as reinvestment of
   dividends ...............                                          21,626,298        9,175,219
Redeemed ...................                                      (5,102,976,771)  (3,446,777,815)
                                                                ----------------  ---------------
Net increase/(decrease) ....                                    $    380,501,550  $   550,595,881
                                                                ================  ===============
SERVICE SHARES:
Sold .......................  $   433,385,078  $   454,492,890  $    692,027,017  $   767,816,588  $   197,799,636  $   240,681,405
Issued as reinvestment of
   dividends ...............       24,376,444        5,125,074        39,566,785        9,488,273        2,297,772          544,465
Redeemed ...................     (477,620,545)    (464,011,125)     (696,354,648)  (1,178,914,242)    (228,043,658)    (245,382,684)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $   (19,859,023) $    (4,393,161) $     35,239,154  $  (401,609,381) $   (27,946,250) $    (4,156,814)
                              ===============  ===============  ================  ===============  ===============  ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         FIXED INCOME FUNDS
                                                                -------------------------------------------------------------------
                                                                              BOND                          HIGH YIELD BOND
                                                                              FUND                               FUND
                                                                ---------------------------------  --------------------------------
                                                                      YEAR              YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    12/31/05         12/31/04          12/31/05         12/31/04
                                                                ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .........................................................  $     26,443,748  $    85,755,970  $     8,219,586  $    39,614,266
Issued as reinvestment of dividends ..........................         5,431,849        4,253,735        4,998,066        5,873,259
Redeemed .....................................................       (21,050,969)     (39,231,080)     (17,738,632)     (26,785,365)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $     10,824,628  $    50,778,625  $    (4,520,980) $    18,702,160
                                                                ================  ===============  ===============  ===============
N SHARES :
Sold .........................................................  $        454,232  $       619,534  $       138,774  $       360,006
Issued as reinvestment of dividends ..........................           117,395          143,309           16,928           14,407
Redeemed .....................................................        (1,273,740)      (2,009,821)        (111,702)         (68,396)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $       (702,113) $    (1,246,978) $        44,000  $       306,017
                                                                ================  ===============  ===============  ===============
A SHARES :
Sold .........................................................  $         60,512  $       422,457  $       299,855  $       182,264
Issued as reinvestment of dividends ..........................            31,382           23,736            3,932            5,904
Redeemed .....................................................          (134,025)        (317,685)         (26,349)         (46,934)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $        (42,131) $       128,508  $       277,438  $       141,234
                                                                ================  ===============  ===============  ===============
B SHARES :
Sold .........................................................                    $        11,224
Issued as reinvestment of dividends ..........................                             13,243
Redeemed .....................................................                           (474,860)
                                                                                  ---------------
Net increase/(decrease) ......................................                    $      (450,393)
                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .........................................................         2,613,168        8,497,838          645,992        3,125,081
Issued as reinvestment of dividends ..........................           536,473          416,204          395,466          455,513
Redeemed .....................................................        (2,085,591)      (3,838,679)      (1,396,249)      (2,125,100)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................         1,064,050        5,075,363         (354,791)       1,455,494
                                                                ================  ===============  ===============  ===============
N SHARES :
Sold .........................................................            44,788           60,238           10,949           32,992
Issued as reinvestment of dividends ..........................            11,589           14,012            1,341            1,126
Redeemed .....................................................          (125,810)        (196,129)          (8,871)          (5,444)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................           (69,433)        (121,879)           3,419           28,674
                                                                ================  ===============  ===============  ===============
A SHARES :
Sold                                                                       6,002           41,400           23,791           16,642
Issued as reinvestment of dividends ..........................             3,098            2,321              311              462
Redeemed .....................................................           (13,227)         (30,814)          (2,078)          (3,618)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................            (4,127)          12,907           22,024           13,486
                                                                ================  ===============  ===============  ===============
B SHARES :
Sold                                                                                        1,091
Issued as reinvestment of dividends ..........................                              1,295
Redeemed .....................................................                            (46,517)
                                                                                  ---------------
Net increase/(decrease) ......................................                            (44,131)
                                                                                  ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                       FIXED INCOME FUNDS
                              -----------------------------------------------------------------------------------------------------
                                        INTERMEDIATE                      INTERMEDIATE                          SHORT/
                                       GOVERNMENT BOND                   TAX-EXEMPT BOND                   INTERMEDIATE BOND
                                            FUND                               FUND                              FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $     7,493,133  $    14,351,100  $     40,393,858  $    35,070,333  $    55,027,562  $    33,439,521
Issued as reinvestment of
   dividends ...............        1,079,935        2,580,969           808,078          739,206        2,066,747        1,976,021
Redeemed ...................      (29,870,088)     (40,097,321)      (39,118,182)     (36,783,643)     (44,203,953)     (61,275,858)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $   (21,297,020) $   (23,165,252) $      2,083,754  $      (974,104) $    12,890,356  $   (25,860,316)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $       622,523  $     4,002,764  $      6,027,133  $     4,425,997  $     1,193,668  $     3,229,342
Issued as reinvestment of
   dividends ...............          182,976          557,204           269,378          209,302          193,549          233,095
Redeemed ...................       (8,181,928)     (10,489,467)       (2,331,175)      (3,026,785)      (3,229,887)      (4,832,344)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $    (7,376,429) $    (5,929,499) $      3,965,336  $     1,608,514  $    (1,842,670) $    (1,369,907)
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................  $        94,144  $     1,014,626  $        496,157  $       942,174  $       750,183  $     1,562,060
Issued as reinvestment of
   dividends ...............           97,025           82,020            62,526           56,128          101,777          100,292
Redeemed ...................         (631,031)        (476,390)         (891,386)        (888,624)      (1,396,517)      (1,810,561)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $      (439,862) $       620,256  $       (332,703) $       109,678  $      (544,557) $      (148,209)
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                   $       254,093                    $       129,882                   $        28,294
Issued as reinvestment of
   dividends ...............                            24,572                             11,484                            22,863
Redeemed ...................                        (1,411,415)                          (863,312)                       (1,068,854)
                                               ---------------                    ---------------                   ---------------
Net increase/(decrease) ....                   $    (1,132,750)                   $      (721,946)                  $    (1,017,697)
                                               ===============                    ===============                   ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................          448,333          840,835         3,586,752        3,067,357        5,415,610        3,229,975
Issued as reinvestment of
   dividends ...............           64,700          152,443            71,783           64,745          203,976          191,367
Redeemed ...................       (1,779,799)      (2,364,297)       (3,466,099)      (3,220,662)      (4,357,472)      (5,936,884)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....       (1,266,766)      (1,371,019)          192,436          (88,560)       1,262,114       (2,515,542)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................           37,072          235,279           534,281          385,131          117,358          311,265
Issued as reinvestment of
   dividends ...............           10,971           32,905            23,918           18,331           19,083           22,578
Redeemed ...................         (487,788)        (617,345)         (207,436)        (267,503)        (318,006)        (468,819)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....         (439,745)        (349,161)          350,763          135,959         (181,565)        (134,976)
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................            5,675           60,021            43,872           82,717           74,084          151,429
Issued as reinvestment of
   dividends ...............            5,980            4,848             5,551            4,910           10,035            9,707
Redeemed ...................          (37,991)         (28,019)          (79,322)         (78,143)        (137,729)        (176,232)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          (26,336)          36,850           (29,899)           9,484          (53,610)         (15,096)
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                            14,560                             11,245                             2,736
Issued as reinvestment of
   dividends ...............                             1,453                              1,006                             2,214
Redeemed ...................                           (83,386)                           (75,794)                         (103,922)
                                               ---------------                    ---------------                   ---------------
Net increase/(decrease) ....                           (67,373)                           (63,543)                          (98,972)
                                               ===============                    ===============                   ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         FIXED INCOME FUNDS
                                                                -------------------------------------------------------------------
                                                                                                              ULTRA SHORT
                                                                         TAX-EXEMPT BOND                     DURATION BOND
                                                                               FUND                              FUND
                                                                ---------------------------------  --------------------------------
                                                                      YEAR              YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    12/31/05         12/31/04          12/31/05       12/31/04(1)
                                                                ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .........................................................  $     11,702,958  $     4,847,209  $     7,329,643  $    67,101,945
Issued as reinvestment of dividends ..........................           405,532          384,866          627,298          236,079
Redeemed .....................................................       (11,250,397)     (13,330,486)     (38,959,331)     (15,952,796)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $        858,093  $    (8,098,411) $   (31,002,390) $    51,385,228
                                                                ================  ===============  ===============  ===============
N SHARES:
Sold .........................................................  $      8,129,697  $     9,309,948
Issued as reinvestment of dividends ..........................         1,161,201        1,246,072
Redeemed .....................................................        (5,221,256)      (9,910,975)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................  $      4,069,642  $       645,045
                                                                ================  ===============
A SHARES:
Sold .........................................................  $      1,180,365  $     1,921,676
Issued as reinvestment of dividends ..........................           153,671          151,101
Redeemed .....................................................        (1,157,701)        (925,120)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................  $        176,335  $     1,147,657
                                                                ================  ===============
B SHARES:
Sold .........................................................                    $        47,275
Issued as reinvestment of dividends ..........................                             27,959
Redeemed .....................................................                         (1,241,679)
                                                                                  ---------------
Net increase/(decrease) ......................................                    $    (1,166,445)
                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .........................................................         1,073,284          429,884          738,674        6,730,431
Issued as reinvestment of dividends ..........................            37,448           34,726           63,273           23,731
Redeemed .....................................................        (1,030,207)      (1,195,455)      (3,931,889)      (1,604,439)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................            80,525         (730,845)      (3,129,942)       5,149,723
                                                                ================  ===============  ===============  ===============
N SHARES:
Sold .........................................................           743,013          824,700
Issued as reinvestment of dividends ..........................           106,837          111,906
Redeemed .....................................................          (478,665)        (893,028)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................           371,185           43,578
                                                                ================  ===============
A SHARES:
Sold .........................................................           107,511          171,453
Issued as reinvestment of dividends ..........................            14,137           13,589
Redeemed .....................................................          (106,215)         (82,959)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................            15,433          102,083
                                                                ================  ===============
B SHARES:
Sold .........................................................                              4,275
Issued as reinvestment of dividends ..........................                              2,499
Redeemed .....................................................                           (111,275)
                                                                                  ---------------
Net increase/(decrease) ......................................                           (104,501)
                                                                                  ===============

(1)   For the period 04/01/04 (commencement of operations) to 12/31/04.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                           EQUITY FUNDS
                              -----------------------------------------------------------------------------------------------------
                                          BALANCED                         CORE EQUITY                     EMERGING  MARKETS
                                            FUND                               FUND                              FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $    11,799,838  $     9,477,153  $     20,794,995  $    19,339,171  $    20,652,259  $    64,576,126
Issued as reinvestment of
   dividends ...............        6,189,894        1,207,312         8,515,355        3,441,054       29,478,954       14,905,267
Redeemed ...................       (9,211,273)      (9,490,182)      (17,253,039)     (30,800,093)     (59,913,385)     (90,759,914)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     8,778,459  $     1,194,283  $     12,057,311  $    (8,019,868) $    (9,782,172) $   (11,278,521)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $     4,974,994  $     1,260,909  $      3,102,620  $     1,338,445  $     1,844,948  $     1,587,474
Issued as reinvestment of
   dividends ...............          496,341           46,417           600,713          242,451          621,254          198,873
Redeemed ...................         (701,665)        (675,692)         (957,994)      (2,063,905)        (794,419)        (511,691)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     4,769,670  $       631,634  $      2,745,339  $      (483,009) $     1,671,783  $     1,274,656
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................  $     1,795,325  $     1,122,525  $        289,998  $       305,673  $       246,517  $       583,938
Issued as reinvestment of
   dividends ...............          223,273           16,925           109,291           38,407          148,196           72,071
Redeemed ...................         (626,810)         (30,597)         (165,034)         (98,761)        (216,749)        (130,144)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     1,391,788  $     1,108,853  $        234,255  $       245,319  $       177,964  $       525,865
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                   $       159,682                    $        64,163
Issued as reinvestment of
   dividends ...............                             3,716                              1,442
Redeemed ...................                          (626,263)                          (207,353)
                                               ---------------                    ---------------
Net increase/(decrease) ....                   $      (462,865)                   $      (141,748)
                                               ===============                    ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................          776,935          684,630           944,854          935,454        1,797,568        6,181,286
Issued as reinvestment of
   dividends ...............          415,093           85,743           392,265          160,302        2,481,241        1,435,510
Redeemed ...................         (603,652)        (685,075)         (784,670)      (1,472,401)      (5,257,770)      (9,024,836)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          588,376           85,298           552,449         (376,645)        (978,961)      (1,408,040)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................          329,294           89,591           140,550           63,330          160,581          151,517
Issued as reinvestment of
   dividends ...............           33,349            3,293            28,077           11,414           52,729           19,338
Redeemed ...................          (46,266)         (49,209)          (43,692)         (99,603)         (68,193)         (51,946)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          316,377           43,675           124,935          (24,859)         145,117          118,909
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................          117,107           77,755            13,364           14,142           20,472           53,426
Issued as reinvestment of
   dividends ...............           15,025            1,182             5,103            1,805           12,619            7,021
Redeemed ...................          (40,748)          (2,123)           (7,544)          (4,812)         (19,065)         (12,954)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....           91,384           76,814            10,923           11,135           14,026           47,493
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                            11,645                              3,206
Issued as reinvestment of
   dividends ...............                               272                                 73
Redeemed ...................                           (42,602)                            (9,672)
                                               ---------------                    ---------------
Net increase/(decrease) ....                           (30,685)                            (6,393)
                                               ===============                    ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                           EQUITY FUNDS
                              -----------------------------------------------------------------------------------------------------
                                           EQUITY                             INDEX                        INTERNATIONAL
                                            FUND                               FUND                             FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $    30,469,126  $    32,320,255  $     15,648,853  $    34,233,541  $    28,950,679  $    44,254,939
Issued as reinvestment of
   dividends ...............       15,817,748        1,233,713         8,992,415       15,483,313        1,570,570        1,151,224
Redeemed ...................      (36,883,669)     (55,486,747)     (246,536,284)    (100,499,140)     (24,335,320)     (34,677,472)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     9,403,205  $   (21,932,779) $   (221,895,016) $   (50,782,286) $     6,185,929  $    10,728,691
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $     5,995,064  $     1,474,161  $      1,147,926  $     3,047,402  $       996,718  $       596,601
Issued as reinvestment of
   dividends ...............        1,355,219           67,189         2,251,388        1,183,246           21,613           11,436
Redeemed ...................       (3,793,029)      (4,473,792)       (4,197,011)      (7,170,986)        (478,704)        (428,477)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     3,557,254  $    (2,932,442) $       (797,697) $    (2,940,338) $       539,627  $       179,560
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
--------
Sold .......................  $     1,257,575  $       745,584                                     $       237,222  $        39,114
Issued as reinvestment of
   dividends ...............          151,630            3,195                                               1,194              509
Redeemed ...................         (120,120)         (36,101)                                            (17,811)          (8,070)
                              ---------------  ---------------                                     ---------------  ---------------
Net increase/(decrease) ....  $     1,289,085  $       712,678                                     $       220,605  $        31,553
                              ===============  ===============                                     ===============  ===============
B SHARES:
Sold .......................                   $       299,064                    $        61,094
Issued as reinvestment of
  dividends ................                                --                              5,018
Redeemed ...................                          (699,731)                          (565,713)
                                               ---------------                    ---------------
Net increase/(decrease) ....                   $      (400,667)                   $      (499,601)
                                               ===============                    ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................        2,194,095        2,679,414           723,598        1,574,670        1,809,960        3,133,964
Issued as reinvestment of
   dividends ...............        1,130,716          100,498           427,619          710,534           89,542           76,320
Redeemed ...................       (2,658,389)      (4,606,657)      (11,382,861)      (4,611,432)      (1,530,595)      (2,441,642)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          666,422       (1,826,745)      (10,231,644)      (2,326,228)         368,907          768,642
                              ==============-  ==============-  ================  ==============-  ==============-  ==============-
N SHARES:
Sold .......................          414,294          120,220            53,032          139,172           62,753           41,889
Issued as reinvestment of
   dividends ...............           96,268            5,434           110,600           54,318            1,232              758
Redeemed ...................         (268,237)        (377,514)         (194,143)        (330,684)         (29,601)         (29,735)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          242,325         (251,860)          (30,511)        (137,194)          34,384           12,912
                              ===============  ===============  ================  ===============  ===============  ===============

A SHARES:
Sold .......................           87,404           56,705                                              14,981            2,811
Issued as reinvestment of
   dividends ...............           10,772              289                                                  70               35
Redeemed ...................           (8,586)          (3,062)                                             (1,170)            (549)
                              ---------------  ---------------                                     ---------------  ---------------
Net increase/(decrease) ....           89,590           53,932                                              13,881            2,297
                              ===============  ===============                                     ===============  ===============
B SHARES:
Sold .......................                            25,791                              2,798
Issued as reinvestment of
   dividends ...............                                --                                233
Redeemed                                               (54,109)                           (25,536)
                                               ---------------                    ---------------
Net increase/(decrease) ....                           (28,318)                           (22,505)
                                               ===============                    ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                           EQUITY FUNDS
                              -----------------------------------------------------------------------------------------------------
                                          SMALL-CAP                          SMALL-CAP                         SMALL-CAP
                                            GROWTH                          OPPORTUNITY                          VALUE
                                             FUND                               FUND                              FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $    14,507,071  $       773,762  $     70,316,215  $    81,695,985  $    48,938,274  $    59,216,780
Issued as reinvestment
   of dividends ............          797,112               --        64,023,585       47,298,551       37,618,457       34,541,917
Redeemed ...................       (1,684,727)      (3,234,007)     (133,136,441)     (95,407,464)     (98,799,332)     (70,746,722)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $    13,619,456  $    (2,460,245) $      1,203,359  $    33,587,072  $   (12,242,601) $    23,011,975
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................                                    $     67,773,359  $    41,526,252  $   131,338,106  $    28,256,292
Issued as reinvestment of
   dividends ...............                                          13,321,270        7,487,588       14,984,446        3,065,101
Redeemed ...................                                         (56,433,796)     (17,283,788)     (64,877,043)      (4,014,578)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                    $     24,660,833  $    31,730,052  $    81,445,509  $    27,306,815
                                                                ================  ===============  ===============  ===============
A SHARES:
Sold .......................                                    $     12,198,920  $    71,559,980  $     5,965,317  $     6,470,134
Issued as reinvestment of
   dividends ...............                                           2,985,958        6,067,340        1,156,761          467,076
Redeemed ...................                                         (64,589,499)     (16,308,943)      (3,362,124)        (245,534)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                    $    (49,404,621) $    61,318,377  $     3,759,954  $     6,691,676
                                                                ================  ===============  ===============  ===============
B SHARES:
Sold .......................                                                      $       103,161                   $        98,018
Issued as reinvestment of
   dividends ...............                                                               25,324                            19,815
Redeemed ...................                                                             (728,894)                       (1,319,474)
                                                                                  ---------------                   ---------------
Net increase/(decrease) ....                                                      $      (600,409)                  $    (1,201,641)
                                                                                  ===============                   ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................        1,051,565           64,479         2,927,541        3,390,662          957,791        1,213,999
Issued as reinvestment
   of dividends ............           56,896               --         2,893,214        1,980,055          774,072          703,327
Redeemed ...................         (126,630)        (272,096)       (5,549,599)      (4,036,779)      (1,951,044)      (1,473,127)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          981,831         (207,617)          271,156        1,333,938         (219,181)         444,199
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................                                           2,898,471        1,745,169        2,577,781          562,123
Issued as reinvestment of
   dividends ...............                                             619,277          319,850          310,201           62,321
Redeemed ...................                                          (2,417,239)        (743,454)      (1,254,749)         (84,096)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                           1,100,509        1,321,565        1,633,233          540,348
                                                                ================  ===============  ===============  ===============
A SHARES:
Sold .......................                                             523,418        3,057,973          117,384          126,913
Issued as reinvestment of
   dividends ...............                                             139,152          257,331           24,034            9,530
Redeemed ...................                                          (2,835,239)        (698,362)         (68,541)          (5,206)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                          (2,172,669)       2,616,942           72,877          131,237
                                                                ================  ===============  ===============  ===============
B SHARES:
Sold .......................                                                                4,593                             2,063
Issued as reinvestment of
   dividends ...............                                                                1,153                               431
Redeemed ...................                                                              (28,870)                          (24,505)
                                                                                  ---------------                   ---------------
Net increase/(decrease) ....                                                              (23,124)                          (22,011)
                                                                                  ===============                   ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

7. INVESTMENT TRANSACTIONS

      Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments, U.S. government securities, and mortgage-dollar-roll transactions) during the year ended December 31, 2005, were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
      Bond Fund ..................................  $ 50,304,764   $ 49,299,644
      High Yield Bond Fund .......................    30,915,814     35,272,886
      Intermediate Government Bond Fund ..........     2,959,556     12,048,361
      Intermediate Tax-Exempt Bond Fund ..........   116,707,442    109,667,352
      Short/Intermediate Bond Fund ...............    74,142,998     82,026,224
      Tax-Exempt Bond Fund .......................    49,711,830     44,059,794
      Ultra Short Duration Bond Fund .............    10,676,328     22,430,109
      Balanced Fund ..............................    40,046,224     34,480,318
      Core Equity Fund ...........................   110,298,657    112,263,226
      Emerging Markets Fund ......................   128,612,661    176,300,358
      Equity Fund ................................   165,671,815    174,371,534
      Index Fund .................................    14,632,369    251,348,691
      International Fund .........................   101,963,731     95,051,971
      Small-Cap Growth Fund ......................    22,291,293      9,903,769
      Small-Cap Opportunity Fund .................   499,511,516    601,192,733
      Small-Cap Value Fund .......................   340,709,178    327,839,475

      Purchases and sales of U.S. government securities (excluding short-term securities) of the non-Money Market Funds during the year ended December 31, 2005, were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
      Bond Fund ..................................  $ 79,885,651   $ 41,389,710
      Intermediate Government Bond Fund ..........    20,430,026     35,398,869
      Short/Intermediate Bond Fund . .............    82,898,010     37,932,989
      Ultra Short Duration Bond Fund .............     3,147,709      6,943,756
      Balanced Fund . ............................    20,618,712     11,189,517

8. COMPOSITION OF NET ASSETS

At December 31, 2005, net assets of each Fund consisted of:

                                                       GOVERNMENT                        TAX-EXEMPT
                                                      MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                          FUND            FUND              FUND
                                                     --------------   --------------   --------------
Beneficial Interest at Par Value .................   $    1,588,868   $    7,848,256   $    1,441,130
Paid-in Capital ..................................    1,587,279,365    7,840,408,755    1,439,688,794
Undistributed Net Investment Income ..............                1              (11)              (1)
Accumulated Net Realized Gain/(Loss) .............               --         (619,047)        (202,474)
                                                     --------------   --------------   --------------
Net Assets .......................................   $1,588,868,234   $7,847,637,953   $1,440,927,449
                                                     ==============   ==============   ==============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                  INTERMEDIATE      INTERMEDIATE
                                                                  HIGH YIELD        GOVERNMENT       TAX-EXEMPT
                                                  BOND FUND        BOND FUND        BOND FUND        BOND FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $      18,504    $       6,071    $       1,616    $      21,837
Paid-in Capital .............................     187,530,171       80,016,417       26,851,470      230,362,894
Undistributed Net Investment Income .........              --             (562)              (1)              --
Accumulated Net Realized Gain/(Loss) ........      (1,032,932)      (3,901,375)         (44,396)        (370,487)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      (1,197,149)        (582,207)        (145,778)      13,626,534
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 185,318,594    $  75,538,344    $  26,662,911    $ 243,640,778
                                                =============    =============    =============    =============


                                                   SHORT/                          ULTRA SHORT
                                                INTERMEDIATE      TAX-EXEMPT        DURATION         BALANCED
                                                  BOND FUND        BOND FUND        BOND FUND          FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $      26,551    $      10,384    $       2,020    $       5,638
Paid-in Capital .............................     273,591,565       99,269,571       20,380,818       73,649,180
Undistributed Net Investment Income .........              (1)              --               --           12,126
Accumulated Net Realized Gain/(Loss) ........      (4,206,885)         (51,320)        (228,036)         991,885
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      (2,862,718)       8,279,287         (112,186)       7,647,339
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 266,548,512    $ 107,507,922    $  20,042,616    $  82,306,168
                                                =============    =============    =============    =============

                                                     CORE          EMERGING
                                                    EQUITY          MARKETS          EQUITY            INDEX
                                                     FUND            FUND             FUND              FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $       6,768    $      26,991    $      20,203    $       4,605
Paid-in Capital .............................     120,428,054      213,482,123      223,659,401       86,448,157
Undistributed Net Investment Income .........              --          203,611           25,991           43,634
Accumulated Net Realized Gain/(Loss) ........       2,752,044       14,428,365        4,367,055       (1,349,771)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      20,167,618      107,031,585       52,537,139        5,979,652
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 143,354,484    $ 335,172,675    $ 280,609,789    $  91,126,277
                                                =============    =============    =============    =============

                                                                   SMALL-CAP        SMALL-CAP        SMALL-CAP
                                                INTERNATIONAL       GROWTH         OPPORTUNITY         VALUE
                                                     FUND            FUND             FUND             FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $      13,948    $       1,521    $      28,839    $       9,652
Paid-in Capital .............................     207,660,933       19,210,424      471,623,133      366,335,342
Undistributed Net Investment Income .........        (528,334)              --           42,229           93,210
Accumulated Net Realized Gain/(Loss) ........     (15,580,731)          82,652       26,287,610       18,626,513
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      54,311,853        1,331,505      102,747,659       71,741,176
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 245,877,669    $  20,626,102    $ 600,729,470    $ 456,805,893
                                                =============    =============    =============    =============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

9. FEDERAL TAX INFORMATION

      Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

      During the fiscal year ended December 31, 2005, the Index Fund transferred portfolio assets to fund shareholders in exchange for shares of beneficial interest. The gain realized on this redemption-in-kind totaled $3,992,473 and represents a permanent difference which is reclassified within the capital accounts for federal income tax purposes.

      The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2005, attributable to short-term capital gains distributions reported as ordinary income, realized foreign currency gains/(losses), real estate investment trust adjustments, paydown reclassifications and certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

                                                                 INCREASE/       INCREASE/
                                                                (DECREASE)      (DECREASE)
                                                INCREASE        ACCUMULATED    UNDISTRIBUTED
                                               (DECREASE)      NET REALIZED   NET INVESTMENT
                                             PAID-IN CAPITAL    GAIN/(LOSS)       INCOME
                                             ---------------   ------------   --------------
Government Money Market Fund .............      $       --     $    (6,607)     $   6,607
Money Market Fund ........................              --         (31,817)        31,817
Tax-Exempt Money Market Fund .............              --         (48,496)        48,496
Bond Fund ................................              --        (417,260)       417,260
High Yield Bond Fund .....................              --         179,228       (179,228)
Intermediate Government Bond Fund ........              --        (130,245)       130,245
Short/Intermediate Bond Fund .............              --        (264,802)       264,802
Ultra Short Duration Bond Fund ...........              --           3,498         (3,498)
Balanced Fund ............................              --         (64,129)        64,129
Core Equity Fund .........................              --          44,757        (44,757)
Emerging Markets Fund ....................          35,759         570,820       (606,579)
Equity Fund ..............................              --         (57,108)        57,108
Index Fund ...............................       3,992,473      (4,016,677)        24,204
International Fund .......................          25,545         549,406       (574,951)
Small-Cap Growth Fund ....................              --         (38,104)        38,104
Small-Cap Opportunity Fund ...............              --         145,099       (145,099)
Small-Cap Value Fund .....................              --          78,052        (78,052)

These reclassifications had no effect on net assets or net asset value per share.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

The tax character of distributions paid during the last two fiscal years were as follows:

                                                                                          SHORT-TERM      LONG-TERM
                                                             ORDINARY      TAX-EXEMPT       CAPITAL        CAPITAL        TOTAL
                                                              INCOME         INCOME          GAIN           GAIN       DISTRIBUTIONS
                                                           ------------   ------------   ------------   ------------   -------------
Government Money Market Fund
   12/31/05 .............................................  $ 39,574,447   $         --   $         --   $         --   $  39,574,447
   12/31/04 .............................................    12,957,920             --             --             --      12,957,920
Money Market Fund
   12/31/05 .............................................   189,089,590             --             --             --     189,089,590
   12/31/04 .............................................    75,400,002             --             --             --      75,400,002
Tax-Exempt Money Market Fund
   12/31/05 .............................................            --     28,038,693             --             --      28,038,693
   12/31/04 .............................................        25,746     10,983,394             --             --      11,009,140
Bond Fund
   12/31/05 .............................................     8,179,999             --             --             --       8,179,999
   12/31/04 .............................................     6,987,290             --             --             --       6,987,290
High Yield Bond Fund
   12/31/05 .............................................     5,000,192             --        116,406         93,350       5,209,948
   12/31/04 .............................................     4,883,807             --        206,308        931,856       6,021,971
Intermediate Government Bond Fund
   12/31/05 .............................................     1,401,778             --         52,273         36,976       1,491,027
   12/31/04 .............................................     2,672,443             --         65,947        734,275       3,472,665
Intermediate Tax-Exempt Bond Fund
   12/31/05 .............................................        53,023     10,430,075             --             --      10,483,098
   12/31/04 .............................................        48,718     10,129,534             --             --      10,178,252
Short/Intermediate Bond Fund
   12/31/05 .............................................    10,180,966             --             --             --      10,180,966
   12/31/04 .............................................    10,637,368             --             --             --      10,637,368
Tax-Exempt Bond Fund
   12/31/05 .............................................       149,951      4,697,581        123,453        678,392       5,649,377
   12/31/04 .............................................       102,349      4,717,935             --      1,773,031       6,593,315
Ultra Short Duration Bond Fund
   12/31/05 .............................................     1,025,675             --             --             --       1,025,675
   12/31/04 .............................................       696,460             --             --             --         696,460
Balanced Fund
   12/31/05 .............................................     1,476,972             --      1,087,517      4,526,319       7,090,808
   12/31/04 .............................................     1,217,768             --             --         65,301       1,283,069
Core Equity Fund
   12/31/05 .............................................       823,598             --      8,214,398      8,032,734      17,070,730
   12/31/04 .............................................       815,281             --      1,260,415      5,452,203       7,527,899
Emerging Markets Fund
   12/31/05 .............................................     2,803,468             --      3,293,747     41,160,559      47,257,774
   12/31/04 .............................................     2,902,968             --             --     22,483,597      25,386,565
Equity Fund
   12/31/05 .............................................     3,277,010             --      3,701,162     16,854,019      23,832,191
   12/31/04 .............................................     2,171,427             --             --             --       2,171,427
Index Fund
   12/31/05 .............................................     3,596,632             --        387,474     18,254,104      22,238,210
   12/31/04 .............................................     5,586,682             --        273,052     19,468,817      25,328,551

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         SHORT-TERM     LONG-TERM
                                                            ORDINARY      TAX-EXEMPT       CAPITAL        CAPITAL        TOTAL
                                                             INCOME         INCOME          GAIN           GAIN       DISTRIBUTIONS
                                                           -----------   ------------   ------------   ------------   -------------
International Fund
   12/31/05 ...........................................    $ 2,664,167   $         --   $         --   $         --    $  2,664,167
   12/31/04 ...........................................      1,937,874             --             --             --       1,937,874
Small-Cap Growth Fund
   12/31/05 ...........................................             --             --        157,623        774,021         931,644
   12/31/04 ...........................................             --             --             --             --              --
Small-Cap Opportunity Fund
   12/31/05 ...........................................        889,183             --        713,876    108,816,593     110,419,652
   12/31/04 ...........................................      1,307,882             --      9,750,661     74,933,720      85,992,263
Small-Cap Value Fund
   12/31/05 ...........................................      1,889,075             --      7,591,523     58,770,306      68,250,904
   12/31/04 ...........................................      1,924,610             --     17,403,463     31,012,399      50,340,472

As of December 31, 2005, the components of distributable earnings/(accumulated losses) were as follows:

                                                                                                                          POST-
                                                         UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL         POST-        OCTOBER
                                                           ORDINARY       LONG-TERM          LOSS          OCTOBER       CURRENCY
                                                            INCOME       CAPITAL GAIN    CARRYFORWARDS     LOSSES         LOSSES
                                                         -------------   -------------   -------------   -----------   ------------
Government Money Market Fund ..........................    $         1   $          --   $          --   $        --   $         --
Money Market Fund .....................................             --              --        (619,047)           --             --
Tax-Exempt Money Market Fund ..........................             --              --        (202,474)           --             --
Bond Fund .............................................             --              --        (519,134)     (512,835)            --
High Yield Bond Fund ..................................             --              --      (3,836,180)      (65,195)            --
Intermediate Government Bond Fund .....................             79              --              --       (38,512)            --
Intermediate Tax-Exempt Bond Fund .....................             --              --        (320,348)      (50,139)            --
Short/Intermediate Bond Fund ..........................             --              --      (4,091,397)      (96,830)            --
Tax-Exempt Bond Fund ..................................             84             109              --       (51,513)            --
Ultra Short Duration Bond Fund ........................         31,712              --        (197,825)      (29,167)            --
Balanced Fund .........................................         39,460       1,072,624              --            --             --
Core Equity Fund ......................................             --       3,376,871              --            --             --
Emerging Markets Fund .................................      2,278,943      12,488,795              --            --        (92,797)
Equity Fund ...........................................         27,787       4,450,171              --            --             --
Index Fund ............................................        318,416         185,031              --            --             --
International Fund ....................................        361,885              --     (15,355,722)           --       (138,947)
Small-Cap Growth Fund .................................             --         106,582              --            --             --
Small-Cap Opportunity Fund ............................      8,347,048      18,251,973              --            --             --
Small-Cap Value Fund ..................................      2,311,516      16,639,467              --            --             --

      The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Composition of Net Assets are primarily due to wash sales, real estate investment trust adjustments, and post-October loss deferrals.

      Post-October losses represent losses realized on investment transactions from November 1, 2005, through December 31, 2005 that, in accordance with federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital-loss carryforwards may be carried forward and applied against future capital gains. The capital loss carryforward of the High Yield Bond Fund includes the capital loss carryforward acquired from the High Yield Select Bond Fund, which is subject to certain limitations.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      At December 31, 2005, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                   EXPIRING DECEMBER 31
                            -------------------------------------------------------------------------------------------------------
                               2007          2008        2009         2010         2011          2012         2013         TOTAL
                            -----------  -----------  -----------  -----------  -----------  ---------    -----------  ------------
Money Market Fund ........  $        --  $        --  $        --  $        --  $   559,261  $        --  $    59,786  $    619,047
Tax-Exempt Money
  Market Fund ............        1,265          531           --           --      185,934       13,011        1,733       202,474
Bond Fund ................           --           --           --      519,134           --           --           --       519,134
High Yield Bond Fund                 --    2,389,244      723,468      723,468           --           --           --     3,836,180
Intermediate
  Tax-Exempt
  Bond Fund ..............        8,586           --           --      175,926      135,836           --           --       320,348
Short/Intermediate
  Bond Fund ..............           --           --           --    2,589,082      232,034           --    1,270,281     4,091,397
Ultra Short Duration
  Bond Fund ..............           --           --           --           --           --       49,893      147,932       197,825
International Fund .......           --           --           --    9,696,219    5,659,503           --           --    15,355,722

10. CONCENTRATION OF RISKS

    The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Money Market Funds and the Fixed Income Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

    The High Yield Bond Fund invests in high-yield instruments and is subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher-rated securities, including, among others, greater risks of timely and ultimate payment of interest and principal, greater market-price volatility and less liquid secondary market trading.

    Each of the International Fund and the Emerging Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future adverse political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

11. SUBSEQUENT EVENTS

    On January 17, 2006, E*Trade redeemed approximately $1.0 billion, $1.7 billion and $148 million from the Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and the Harris Insight Tax-Exempt Money Market Fund, respectively. These redemptions represented the final event relating to a sale by the Bank of Montreal of Harrisdirect LLC, an on-line brokerage unit, to E*Trade.

    Subsequent to year-end, at the direction of the Board of Trustees, the Funds were repaid approximately $3,000,000 by Harris representing amounts that were previously paid by the Funds in excess of amounts intended under Plans approved by the Board of Trustees. The amount reimbursed had no effect on net asset value of any shares.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
   HARRIS INSIGHT FUNDS TRUST:

      We have audited the accompanying statements of net assets of Harris Insight Funds Trust, comprising the Government Money Market, Money Market, Tax-Exempt Money Market, Short/Intermediate Bond, Bond, Intermediate Government Bond, High Yield Bond, Intermediate Tax-Exempt Bond, Tax-Exempt Bond, Ultra Short Duration Bond, Equity, Core Equity, Small-Cap Opportunity, Small-Cap
Value, Index, Small-Cap Growth, Balanced, International and Emerging Markets Funds, (collectively, the "Trust") as of December 31, 2005, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Harris Insight Funds Trust as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                    /s/  KPMG LLP

Philadelphia, Pennsylvania
February 22, 2006

                                 FUND MANAGEMENT

      Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling 800-982-8782.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS IN               OTHER
                                   TERM OF OFFICE(1)                                    FUND COMPLEX            TRUSTEESHIPS/
     NAME, (AGE AT 12/31/05),        AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
ADDRESS AND POSITION(S) WITH TRUST    TIME SERVED           DURING PAST 5 YEARS           TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (66)                    Since 1995      Former Co-Chairman, Jones Lang    19             Director, Florida Office
Trustee and Chairman of the Board                     LaSalle, formerly named LaSalle                  Property Company, Inc. (real
  of Trustees                                         Partners Ltd. (real estate                       estate investment fund);
  200 East Randolph Drive                             investment manager and                           Trustee, Henderson Global
  Floor 43                                            consulting firm).                                Funds (4 portfolios); and
  Chicago, Illinois 60601                                                                              President, KCI Inc. (Private
                                                                                                       S-Corporation investing in
                                                                                                       non- public investments).
------------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (67)            Since 1995      President and Chief Executive     19             Chairman, Divergence L.L.C.
Trustee                                               Officer, The Field Museum of                     (biotechnology firm);
  1400 South Lake Shore Drive                         Natural History; formerly Senior                 Director, W.W. Grainger, Inc.
  Chicago, Illinois 60605                             Vice President and Director,                     (industrial distributor) and
                                                      Booz-Allen & Hamilton, Inc.                      A.M. Castle, Inc. (metals
                                                      (consulting firm).                               distributor); and Trustee,
                                                                                                       Janus Adviser Series, Janus
                                                                                                       Aspen Series and Janus
                                                                                                       Investment Fund (52
                                                                                                       portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (60)                      Since 1998      Senior Executive, Chicago        19              Vice  Chair,   University  of
Trustee                                               Metropolis 2020 (civic                           Chicago  Board  of  Trustees;
  30 West Monroe Street                               organization); formerly                          Chair,  University of Chicago
  18th Floor                                          President, Governors State                       Hospitals;    and   Director,
  Chicago, Illinois 60603                             University.                                      Ariel   Capital   Management,
                                                                                                       Inc. (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

(1) A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS IN               OTHER
                                   TERM OF OFFICE                                       FUND COMPLEX            TRUSTEESHIPS/
     NAME, (AGE AT 12/31/05),       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
ADDRESS AND POSITION(S) WITH TRUST  TIME SERVED(1)        DURING PAST 5 YEARS           TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
John L. Shields (52)               Since November     Managing Director, Navigant             N/A                   N/A
President                               2005          Consulting, Inc. (management
  111 W. Monroe Street                                consulting firm), since 2004;
  Chicago, IL 60603                                   Independent Trustee, Domini Social
                                                      Investments Funds, since 2004;
                                                      Advisory Board Member, Vestmark,
                                                      Inc. (software company), since
                                                      2003; Managing Principal, Shields
                                                      Smith & Webber LLC (management
                                                      consulting firm), from 2002 to
                                                      2004; President and CEO, Citizens
                                                      Advisers, Inc. (investment
                                                      adviser) and Citizens Securities,
                                                      Inc. (broker/dealer), from 1998 to
                                                      2002; President and Trustee,
                                                      Citizens Funds, from 1998 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Eileen T. Flaherty (47)             Since August      Executive Officer, The Global           N/A                   N/A
Senior Vice President and Chief         2004          Capital Group Ltd. (law firm),
Compliance Officer                                    since 2002; Executive Officer,
  111 W. Monroe Street                                Fimat USA Inc.
  Chicago, IL 60603                                   (broker-dealer/futures commis-
                                                      sion merchant), from 2002 to 2004;
                                                      Executive Officer, Aubrey G.
                                                      Lanston & Co. Inc.
                                                      (broker-dealer/futures commission
                                                      merchant), from 1997 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Steven B. Richard (45)             Since January      Chief Operating Officer, Spectrum       N/A                   N/A
Treasurer, Principal Financial and      2006          Global Fund Administration, from
Accounting Officer and Vice                           2003 to 2005; Director, Mutual
President                                             Fund Administration, Investors
  111 W. Monroe Street                                Bank & Trust Company, from 1995 to
  Chicago, IL 60603                                   2002.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Snyder (49)             Since January      Consultant, Navigant Consulting,        N/A                   N/A
Vice President                          2006          Inc. (consulting firm), since
  111 W. Monroe Street                                2005; Senior Director, Investors
  Chicago, IL 60603                                   Bank & Trust Company (financial
                                                      services company), 2002 to 2004;
                                                      Vice President, Charles Schwab &
                                                      Co. Inc. (securities brokerage
                                                      firm), 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (33)              Since 2001         Vice President and Director, PFPC       N/A                   N/A
Secretary                                             Inc. (mutual fund administrator);
  103 Bellevue Parkway                                Registered Representative, PFPC
  Wilmington, DE 19809                                Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (64)                Since 2004         Vice President and Director of          N/A                   N/A
Assistant Treasurer and Assistant                     Accounting, PFPC Inc.
Secretary
  103 Bellevue Parkway
  Wilmington, DE 19809
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer serves until the election of his or her successor or until he or she dies, resigns, or is removed.

                              HARRIS INSIGHT FUNDS

                TRUSTEES' APPROVAL OF CONTINUATION OF AGREEMENTS

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS

      The Trustees of Harris Insight Funds Trust oversee the management of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each of the Funds and the sub-advisory agreements for High Yield Bond Fund, International Fund and Emerging Markets Fund (collectively, the "Advisory Agreements"). Each of the Trustees is independent and has never been affiliated with any of the Funds' service providers.

      In connection with their most recent consideration of the Advisory Agreements, the Trustees received and reviewed a substantial amount of information provided by Harris, N.A. (the "Administrator"), Harris Investment Management, Inc. (the "Adviser"), HIM Monegy, Inc. ("Monegy"), the subadviser to High Yield Bond Fund, and Hansberger Global Investors, Inc. ("Hansberger"), the subadviser to International Fund and Emerging Markets Fund, in response to requests of the Trustees and their legal counsel. The Trustees took into account information provided during the course of the year, as well as information prepared specifically for the annual review process. In the course of their consideration of the Advisory Agreements, the Trustees were advised by their legal counsel, and, in addition to meeting with management of the Adviser and the Administrator to consider the Advisory Agreements, they also met separately in executive session with their counsel.

      On August 2, 2005, based on their evaluation of the information provided by the Administrator, the Adviser, Monegy and Hansberger and other information, the Trustees reviewed the overall arrangements between the respective Fund and the Adviser and Monegy or Hansberger, as applicable, to assess whether they were fair and reasonable in light of the nature and quality of the services provided by the Adviser and its affiliates, Monegy and Hansberger, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of each Advisory Agreement until November 30, 2005. On November 16, 2005, the Trustees met again, and after reviewing additional information, they unanimously approved the continuation of each Advisory Agreement until May 15, 2006.

      At each of those meetings, the Trustees reviewed the Adviser's compliance program and actions taken or to be taken to enhance that program, and each continuation of the Advisory Agreements was approved, with the understanding that the Adviser would take certain steps to enhance its compliance program and that the Administrator would take further steps to enhance its infrastructure, as requested by the Trustees Although all of the Advisory Agreements were considered at the same Board meeting, the Trustees considered each Advisory Agreement separately.

      In considering the continuation of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Trustees reviewed the nature, extent and quality of the services of the Adviser, Monegy and Hansberger, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management of the Adviser and Administrator on at least a quarterly basis and with management of Monegy and Hansberger periodically. In addition, the Trustees reviewed the resources and key personnel of the Adviser, Monegy and Hansberger, especially those who provide investment management services to each Fund. They also reviewed whether each of the Adviser, Monegy and Hansberger had sufficient personnel, with

                              HARRIS INSIGHT FUNDS
the appropriate education and experience, to serve the investment management of the Funds effectively. The Trustees also considered other services provided to the Funds by the Adviser, Monegy and Hansberger, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees also reviewed the compliance programs of the Adviser, Monegy and Hansberger, respectively. They requested that the Adviser take further steps to enhance its compliance program, which the Adviser agreed to do. Taking into account the undertakings of the Adviser, the Trustees concluded that the nature, extent and quality of services provided and to be provided to each Fund by the Adviser, to High Yield Bond Fund by Monegy and to International Fund and Emerging Markets Fund by Hansberger were appropriate and consistent with the terms of the respective Advisory Agreements and that each Fund was likely to benefit from the continued provision of those services.

PERFORMANCE OF THE FUNDS

      The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing the Fund's performance to the performance of comparable funds and peer groups identified by Lipper Inc. and to the performance of the Fund's benchmark. They concluded that the performance of most Funds was good to very good. For those Funds whose shorter term performance was relatively weaker, the Trustees noted that the longer term performance was at or above the median performance of the Fund's peer group identified by Lipper. For those Funds that had relatively weaker performance over the longer term, the Trustees noted that the shorter term performance showed improvement. However, they noted the relatively weak performance records of International Fund, Emerging Markets Fund and Index Fund and concluded that they would ask the Adviser to waive a portion of its advisory fees for those Funds, to the extent of 0.25%, 0.25% and 0.10% of the Fund's average annual net assets, respectively, which the Adviser agreed to do. They also noted the relatively weaker performance of High Yield Bond Fund during the brief period since it commenced operations.

COSTS OF SERVICES PROVIDED

      The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper.

      They noted that the contractual and actual rates of management (investment advisory and administrative) fees for most Funds, taking into account expense waivers and reimbursements, were at or below the median management fee rates of the respective peer groups of funds selected by Lipper. The Trustees noted that for those Funds, which had contractual rates of management fees higher than the median of the respective peer group identified by Lipper, the Adviser and/or Administrator were waiving fees or reimbursing expenses. However, the Trustees noted that the Index Fund, International Fund and the Emerging Markets Fund had management fees higher than the median of their respective peer groups of funds selected by Lipper. As discussed above, the Trustees negotiated waivers by the Adviser of a portion of its advisory fees for Index Fund, International Fund and Emerging Markets Fund. The Trustees also noted that the total expense ratios of most of the Funds were at or below the median expense ratios of the respective Lipper peer groups, and all but two of the remaining Funds had long term performance exceeding the median performance of the respective Lipper peer groups.

      The Trustees considered the methodology used by the Adviser, Monegy and Hansberger in determining compensation payable to the portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

      The Trustees considered information about the nature of the services and fee rates charged by the Adviser, Monegy and Hansberger to other clients and the reasons for differences in rates.

                              HARRIS INSIGHT FUNDS

      For each Fund, the Trustees considered information on revenues received, expenses incurred and profits realized by the Adviser and its affiliates as a result of their relationship with the Funds, as well as fees waived by the Adviser and its affiliates. Based on that information and after considering the other factors and additional actions that the Adviser and the Administrator agreed to take, the Trustees concluded that the profits, if any, realized with respect to each Fund were not excessive.

      Finally, the Trustees considered the financial condition of the Adviser, Monegy and Hansberger, which they found to be sound.

      The Trustees concluded that the management fees and other compensation payable by the Funds to the Adviser and its affiliates, as well as the fees paid by the Adviser to Monegy and Hansberger, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees charged by the Adviser to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund, the expense limitations agreed to by the Adviser and voluntary waivers of fees and reimbursement of expenses by the Adviser and Administrator.

ECONOMIES OF SCALE

      The Trustees received and considered information about the potential for the Funds to share in economies of scale as the assets of the Funds increase. They noted that each Money Market Fund pays an advisory fee based on average net assets, with reductions in the rate of fee at increased asset levels, and that the effective fee rate paid by the Fund was well below the median fee rate of the Fund's Lipper peer group. They also noted that, although each non-Money Market Fund pays an advisory fee at a fixed rate as a percentage of net assets, without breakpoints, many of those Funds benefit from fee waivers or expense reimbursements, and the effective fees rates paid by most of those Funds were below the medians for the respective Lipper peer groups. The Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees, taking into account fee waivers and expense reimbursements, do reflect a sharing of economies of scale between the Adviser and the Funds.

OTHER BENEFITS TO THE ADVISER

      The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that an affiliate of the Adviser serves the Funds as administrator and transfer agent, and that the Administrator receives shareholder servicing and Rule 12b-1 fees with respect to services that it provides to its customers who hold Fund shares. The Trustees also considered the Adviser's receipt of research products and services purchased with commissions paid by the Equity Funds on their portfolio brokerage transactions. They concluded that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds, and that, although, the Adviser derives a benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds, the Funds benefit from the Adviser's receipt of those products and services and of research products and services acquired through commissions paid by other clients of the Adviser. The Trustees also concluded that, in addition to the services provided by the Adviser and its affiliates pursuant to the agreements and the fees paid by the Funds therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They further recognized that success of the Funds could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

      After full consideration of the above factors as well as other factors, the Trustees concluded that the continuation of the investment advisory agreement for each Fund, and the subadvisory agreements for International Fund, Emerging Markets Fund and the High Yield Bond Fund, was in the best interest of the Fund and its shareholders.

160

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

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

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

                             HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                 760 MOORE ROAD

                            KING OF PRUSSIA, PA 19406

                             TELEPHONE: 800-982-8782

INVESTMENT ADVISER

Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris N.A.
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISERS
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1
Canada

SUB-ADMINISTRATOR  AND ACCOUNTING
SERVICES  AGENT,  SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
   HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE HARRIS INSIGHT
  FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

   THE FUNDS PROVIDE (A) A DESCRIPTION OF THE POLICIES AND PROCEDURES USED TO
     DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES AND (B) INFORMATION (FILED ON FORM N-PX) ABOUT HOW EACH FUND VOTED PROXIES RELATING TO
  ITS EQUITY PORTFOLIO SECURITIES, DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30. INFORMATION FILED ON THE FUNDS' MOST CURRENT FORM N-PX IS AVAILABLE
WITHOUT CHARGE, UPON REQUEST, (I) BY CALLING 1-800-982-8782; (II) ON THE FUNDS'
  WEBSITE AT HTTP://WWW.HARRISINSIGHT.COM; OR (III) ON THE WEBSITE OF THE U.S.
        SECURITIES AND EXCHANGE COMMISSION ("SEC") AT HTTP//WWW.SEC.GOV.

  EACH FUND FILES A SCHEDULE OF INVESTMENTS FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORMS N-Q ARE AVAILABLE ON THE SEC'S
 WEBSITE AT HTTP//WWW.SEC.GOV. THE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT
   THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C., AND INFORMATION ON THE
        OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING
                                 1-800-SEC-0330.

                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.
                                                                  HIF 1001 12/05

--------------------------------------------------------------------------------

               [LOGO]      HARRIS
                           INSIGHT FUNDS(TM)


                        HARRIS INSIGHT MONEY MARKET FUNDS

                                  ANNUAL REPORT

--------------------------------------------------------------------------------
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

           -----------------------------------------------------------
            NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
           -----------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


              PORTFOLIO MANAGEMENT REVIEW         PAGE   2

             PORTFOLIO HOLDINGS BY SECTOR         PAGE   4

              DISCLOSURE OF FUND EXPENSES         PAGE   5

                 STATEMENTS OF NET ASSETS
                      MONEY MARKET FUNDS:
             Government Money Market Fund         Page   6
                        Money Market Fund         Page   7
             Tax-Exempt Money Market Fund         Page   10

                 STATEMENTS OF OPERATIONS         PAGE   16

      STATEMENTS OF CHANGES IN NET ASSETS         PAGE   17

                     FINANCIAL HIGHLIGHTS         PAGE   20

            NOTES TO FINANCIAL STATEMENTS         PAGE   24

         REPORT OF INDEPENDENT REGISTERED         PAGE   30
                   PUBLIC ACCOUNTING FIRM

                          FUND MANAGEMENT         PAGE   31

                           PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

MANAGER'S OVERVIEW: Coming on the heels of five consecutive 25-basis point rate increases with every expectation of those interventions continuing, the Fund began 2005 with a slightly shorter average maturity than its peer universe. As securities matured, the Fund reinvested in short discount notes and repurchase agreements.There were two principal benefits from this investment strategy of reinvesting in shorter maturities: (a) the Fund's duration was reduced and (b) a more than ample stock of liquidity was provided as protection against the anticipated Fed interest rate increases.

Near the end of the second quarter, the Fund was able to increase its percentage of floating-rate securities to a level above 50% through the purchase of some desirable monthly and quarterly agency floaters. Towards the end of the year, the opportunity to utilize longer-maturity product was nearly exhausted. As a result of this drought, the Fund continued to stockpile a significant amount of front-end liquidity. At year end, after eight consecutive 25-basis point rate increases by the Federal Reserve, the Fund had in excess of 70% of its securities maturing or resetting within 30 days.

With the possibility of continued interest rate increases in early 2006, the Fund is positioned to take advantage of any rate changes while seeking to provide principal protection and ample liquidity to shareholders.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: In anticipation of continued Federal Reserve rate increases, the Fund began 2005 slightly shorter in maturity than its peer universe. Subsequent maturing securities were reinvested in short commercial paper, time deposits and repurchase agreements. This strategy consistently lowered the Fund's duration and provided an ample pool of liquidity as protection against the expected aggressive Federal Reserve monetary policy.

Beginning midway through the second quarter, the Fund's first round of callable agency holdings matured, thereby relieving the Fund of issues that were purchased during the prior year. As the year went on, and the string of consecutive Federal Reserve rate increases continued, there was little or no opportunity to utilize securities with longer maturities. As a result, the Fund continued to stockpile a significant amount of front-end liquidity. At year end, after eight 25-basis point Federal Reserve rate increases, the Fund had in excess of 93% of its assets maturing or resetting within 30 days, and finished the year with over 62% of the assets in fixed-rate securities.

With the possibility of continued interest rate increases in early 2006, the Fund is positioned to take advantage of any rate changes while seeking to provide principal protection and ample liquidity to shareholders.

                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: The Federal Reserve continued with its tightening policy throughout 2005, as they raised rates 8 times. By year end, the Fed Funds rate was at 4.25%. Anticipating these moves, the Fund maintained an overweight in variable-rate securities. This defensively positioned the Fund, as rates continued to increase. This structure also provided the necessary liquidity for when corporate and individual tax payments were due. With rates rising and a very flat short-term yield curve, there was little incentive to purchase securities in the 1-year maturity range. This resulted in the Fund's average-days-to-maturity to decline throughout the year. The annual tax-exempt note season began at the start of the third quarter and was met with flat demand. Investors continued to be reluctant to purchase securities with longer-dated maturities. As would be expected, demand for variable-rate securities and short maturities (6 months and shorter) remained strong throughout the year.

      Overall the Fund did and will continue to implement the strategy of staying liquid and investing in short securities until the Federal Reserve signals that they have completed the current tightening cycle.

                              HARRIS INSIGHT FUNDS
                          PORTFOLIO HOLDINGS BY SECTOR
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

      The following tables present for each Fund portfolio holdings within certain categories and the percent of total investments attributable to each category.

HARRIS INSIGHT MONEY MARKET FUNDS

--------------------------------------------
         GOVERNMENT MONEY MARKET FUND
         ----------------------------
  Agency Obligations                   51.0%
  Repurchase Agreements                44.4
  Other                                 4.6
                                      -----
                                      100.0%
--------------------------------------------

--------------------------------------------
             MONEY MARKET FUND
             -----------------
  Commercial Paper                     36.9%
  Corporate Bonds                      31.2
  Repurchase Agreements                22.9
  Asset-Backed Securities               3.0
  Time Deposits                         2.8
  Taxable Municipal Securities          1.1
  Other                                 2.1
                                      -----
                                      100.0%
--------------------------------------------

--------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND
        ----------------------------
  Variable Rate Securities             77.2%
  Commercial Paper                     11.4
  Municipal Put Securities              7.3
  Municipal Notes                       4.0
  Other                                 0.1
                                      -----
                                      100.0%
--------------------------------------------

                              HARRIS INSIGHT FUNDS
                           DISCLOSURE OF FUND EXPENSES
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees on your investment. As a shareholder of a fund, you incur two types of costs: (1)
transaction costs, such as sales charges and redemption fees and (2) ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others, as well as 12b-1 fees and shareholder servicing fees. Ongoing costs, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The following Expense Tables illustrate your fund's costs in two ways.

o ACTUAL. This section helps you to estimate the actual expenses (after any fee waivers or expense reimbursements) that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL (5% RETURN FOR COMPARISON). This section is intended to help you compare your fund's costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In this case, because the return used is not the fund's actual return, the results may not be used to estimate the actual account ending balance or expenses you paid for the period. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. Therefore, the hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were applied to your account, your costs would be higher.

EXPENSE TABLE

HARRIS INSIGHT MONEY MARKET FUNDS
--------------------------------------------------------------------------------
                                   Beginning    Ending                  Expenses
                                    Account     Account     Annualized    Paid
                                     Value       Value       Expense     During
                                   07/01/05    12/31/05       Ratio     Period*
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...........   $1,000.00   $1,018.20       0.19%     $ 0.97
N Shares .......................    1,000.00    1,016.40       0.54        2.74
Service Shares .................    1,000.00    1,015.60       0.70        3.56

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...........    1,000.00    1,024.04       0.19        0.97
N Shares .......................    1,000.00    1,022.28       0.54        2.75
Service Shares .................    1,000.00    1,021.47       0.70        3.57

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...........    1,000.00    1,018.50       0.17        0.86
N Shares .......................    1,000.00    1,016.70       0.52        2.64
Exchange Shares ................    1,000.00    1,018.50       0.17        0.86
Service Shares .................    1,000.00    1,015.90       0.68        3.46

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...........   1,000.00     1,024.14       0.17        0.87
N Shares .......................   1,000.00     1,022.38       0.52        2.65
Exchange Shares ................   1,000.00     1,024.14       0.17        0.87
Service Shares .................   1,000.00     1,021.57       0.68        3.46

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...........   1,000.00     1,012.60       0.18        0.91
N Shares .......................   1,000.00     1,010.80       0.53        2.69
Service Shares .................   1,000.00     1,010.00       0.69        3.50

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...........   1,000.00     1,024.09       0.18        0.92
N Shares .......................   1,000.00     1,022.33       0.53        2.70
Service Shares .................   1,000.00     1,021.52       0.69        3.52

--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

   Information about Harris Insight Funds Trust on this page and the preceding pages has not been audited.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------    ---------------
AGENCY OBLIGATIONS -- 1.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (Cost $22,664,922)
    4.000%                        01/05/06         $  22,675    $    22,664,922

VARIABLE RATE OBLIGATIONS++ -- 49.7%
FEDERAL HOME LOAN BANK -- 19.1%
    4.260%                        01/23/06*           75,000         74,971,612
    4.150%                        02/01/06*          150,000        149,948,171
    4.360%                        03/13/06*           20,000         19,996,102
    4.371%                        03/15/06*           58,000         57,980,575
                                                                ---------------
                                                                    302,896,460
                                                                ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.5%
    4.211%                        01/07/06*          100,000         99,949,284
    4.218%                        01/07/06*           83,250         83,248,917
    4.240%                        02/17/06*           38,000         37,997,860
    4.268%                        02/22/06*           75,000         74,987,454
    4.371%                        03/22/06*           50,000         49,970,214
    4.376%                        03/22/06*           75,000         74,963,869
                                                                ---------------
                                                                    421,117,598
                                                                ---------------
OVERSEAS PRIVATE INVESTMENT CORP. -- 4.1%
    4.370%                        01/04/06*           30,884         30,883,721
    4.370%                        01/07/06*           33,795         33,794,937
                                                                ---------------
                                                                     64,678,658
                                                                ---------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $788,692,716)                                               788,692,716
                                                                ---------------
REPURCHASE AGREEMENTS -- 44.5%
Bank of America Securities, L.L.C.
  4.270%
  Agreement dated 12/30/05
  proceeds at maturity
  $312,429,390 (Collateralized
  by $327,199,643 FHLMC and
  FNMA 5.000%, due from
  04/01/35 to 12/01/35. The
  market value is
  $318,526,855.)                   01/03/06          312,281        312,281,230
Bank of Tokyo N.A.
  4.270%
  Agreement dated 12/30/05
  proceeds at maturity
  $316,149,924 (Collateralized
  by $322,784,494 FNMA 4.922%
  to 6.000%, due from 06/01/33
  to 07/01/35. The market value
  is $322,320,001.)                01/03/06          316,000        316,000,000

ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------    ---------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers Holdings, Inc.
  4.200%
  Agreement dated 12/30/05
  proceeds at maturity
  $79,036,867 (Collateralized
  by $80,414,372 FNMA 4.730%
  to 5.640%, due from 12/01/33
  to 12/01/35. The market value
  is $80,575,993.)                 01/03/06        $  79,000    $    79,000,000
                                                                ---------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $707,281,230)                                               707,281,230
                                                                ---------------

                                                    SHARES
                                                   ---------
TEMPORARY INVESTMENTS -- 4.6%
AIM Short-Term Investment Trust
  Treasury Portfolio
  (Cost $73,524,968)                              73,524,968         73,524,968
                                                                ---------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $1,592,163,836(d))                                        1,592,163,836
                                                                ---------------
OTHER ASSETS AND LIABILITIES -- (0.2%)
Interest receivable and other assets                                  3,017,498
Dividends payable                                                    (5,113,957)
Investment advisory fee payable                                        (140,230)
Administration fees payable                                             (58,057)
Service plan fees payable                                              (912,885)
Accrued expenses                                                        (87,971)
                                                                ---------------
                                                                     (3,295,602)
                                                                ---------------
NET ASSETS -- 100.0%
Applicable to 215,119,149 Institutional
  Shares, 262,508,165 N Shares, and
  1,111,240,919 Service Shares of
  beneficial interest outstanding,
  $.001 par value (indefinite number
  of shares has been authorized
  for each class of shares of the Fund) (Note 7)                $ 1,588,868,234
                                                                ===============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
  SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
  AND SERVICE SHARES                                                      $1.00
                                                                          =====

____________________

+     See Note 2a to the Financial Statements.

++    Rate in effect on 12/31/05.

*     Date of next interest rate reset.

(d)   Aggregate cost for federal income tax purposes.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)           VALUE+
-----------                       ---------        ---------    ---------------
ASSET-BACKED SECURITIES -- 3.0%
G-Star, Ltd. Series 2002-2A 144A, Class
  A1MA(f),(g)
    4.449%                        01/25/06*        $  30,758    $    30,758,145
Putnam Structured Product
  Funding Series 2002-1A 144A,
  Class A1MF(f),(g)
    4.449%                        01/17/06*           76,000         76,000,000
Residential Mortgage Acceptance
  Corp. Series 2004-NS2A 144A,
  Class A1(f)
    4.360%                        01/12/06*          128,543        128,542,983
                                                                ---------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $235,301,128)                                               235,301,128
                                                                ---------------
COMMERCIAL PAPER -- 37.1%
Alaska Housing Finance Corp.
    4.280%                        01/09/06            26,225         26,200,057
Amsterdam Funding Corp.
    4.360%                         01/06/06          150,000        149,909,167
    4.350%                         01/12/06           73,800         73,701,907
Broadhollow Funding, L.L.C.,
  Series 144A(f)
    4.200%                         05/04/06(e)        25,000         24,991,250
    4.300%                         05/04/06(e)        25,000         24,991,042
    4.210%                         05/06/06(e)        25,000         24,985,382
    4.250%                         05/06/06(e)        11,000         10,993,507
    4.440%                         05/06/06(e)       125,000        124,922,917
Bryant Park Funding, L.L.C.
    4.170%                         01/09/06           40,294         40,256,661
    4.280%                         01/12/06           28,089         28,052,266
    4.330%                         01/20/06           12,057         12,029,446
Compass Securitization, L.L.C.
    4.220%                         01/10/06           95,000         94,899,775
    4.210%                         01/13/06           14,796         14,775,236
    4.340%                         01/18/06           13,754         13,725,812
Crown Point Capital, L.L.C.
    4.180%                         01/12/06           94,862         94,740,840
    4.120%                         01/19/06           48,069         47,969,978
Grampian Funding, L.L.C.
    4.350%                         01/11/06           11,495         11,481,110
Harrier Finance, L.L.C.
    4.370%                         01/03/06           27,165         27,158,405
JPMorgan Chase Bank
    4.350%                         01/03/06          100,000         99,975,833
Jupiter Securitization Corp.
    4.350%                         01/03/06           30,069         30,061,733
    4.360%                         02/02/06          140,493        139,948,512
Morgan Stanley & Co., Inc.
    4.430%                         01/04/06           54,303         54,282,953
    4.420%                         01/06/06           55,763         55,728,768
Paradigm Funding, L.L.C.
    4.350%                         01/05/06           10,000          9,995,167
    4.200%                         01/09/06           42,681         42,641,164
    4.180%                         01/11/06           50,000         49,941,944
    4.370%                         01/12/06           10,835         10,820,532
    4.240%                         01/13/06           12,229         12,211,716
    4.340%                         01/17/06           60,000         59,884,267
    4.350%                         01/23/06           35,000         34,906,958
    4.250%                         01/25/06           86,395         86,150,214

ANNUALIZED                                            PAR
YIELD/RATE                         MATURITY          (000)           VALUE+
----------                        ---------        ---------    ---------------
COMMERCIAL PAPER (CONTINUED)
Park Avenue Receivables Corp.
    4.190%                         01/03/06        $  12,000    $    11,997,207
Park Granada, L.L.C.
    4.430%                         05/03/06(e)        30,000         29,992,617
    4.350%                         05/06/06(e)        99,000         98,940,187
    4.360%                         05/06/06(e)        50,000         49,969,722
Sheffield Receivables Corp.
    4.350%                         01/04/06          104,125        104,087,255
Solitaire Funding, L.L.C.
    4.330%                         01/23/06           38,000         37,899,448
    4.320%                         01/30/06          107,741        107,366,061
Strand Capital, L.L.C.
    4.020%                         03/10/06(e)        65,000         64,941,933
    4.035%                         03/12/06(e)        25,000         24,971,979
    4.080%                         03/12/06(e)        75,000         74,915,000
    4.110%                         03/12/06(e)        25,000         24,971,458
    4.210%                         04/02/06(e)        50,000         49,818,736
    4.230%                         04/02/06(e)        35,000         34,872,513
    4.430%                         04/16/06(e)        25,000         24,861,563
Surrey Funding Corp.
    4.160%                         01/10/06           75,000         74,922,000
    4.210%                         01/17/06          100,000         99,812,889
Tasman Funding, L.L.C.
    4.330%                         01/17/06           90,730         90,555,395
    4.370%                         01/17/06            9,324          9,305,891
    4.360%                         01/20/06           20,000         19,953,978
    4.250%                         01/23/06           49,803         49,673,651
    4.255%                         01/23/06           40,000         39,895,989
    4.260%                         01/23/06           33,000         32,914,090
    4.260%                         01/25/06           36,018         35,915,709
    4.300%                         02/02/06           30,725         30,607,562
Thames Asset Global Securitization, Inc.
    4.060%                         01/06/06           60,000         59,966,167
    4.330%                         01/17/06           50,000         49,903,778
    4.260%                         01/18/06           14,606         14,576,618
Windmill Funding Corp.
    4.460%                         01/06/06           14,000         13,991,328
Yorktown Capital, L.L.C.
    4.350%                         01/04/06           12,518         12,513,462
                                                                ---------------
TOTAL COMMERCIAL PAPER
   (Cost $2,906,448,705)                                          2,906,448,705
                                                                ---------------
MUNICIPAL BONDS -- 1.1%
Alaska State Housing Finance Corp.
  Revenue Bonds Series B VR
    4.460%                         01/05/06            8,055          8,055,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series 1,
   Class A1 VR
    4.450%                         01/04/06            9,440          9,440,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-1 VR
    4.450%                         01/04/06           13,825         13,825,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series B-2 VR
    4.450%                         01/04/06           39,775         39,775,000
Connecticut State Housing Finance
  Authority Revenue Bonds VR
    4.380%                         01/05/06            8,366          8,366,000

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------    ---------------
MUNICIPAL BONDS (CONTINUED)
Madison, Wisconsin, Community
  Development Authority Revenue
  Bonds VR
    4.380%                         01/05/06        $   7,685    $     7,685,000
Utah Housing Corp. Single Family
  Mortgage Revenue Bonds Series
  C-3, Class I VR
    4.450%                         01/07/06            1,125          1,125,000
                                                                ---------------
TOTAL MUNICIPAL BONDS
  (Cost $88,271,000)                                                 88,271,000
                                                                ---------------
TIME DEPOSITS -- 2.9%
ING Bank N.V.
    4.170%                         01/03/06          100,000        100,000,000
Key Bank
    4.000%                         01/03/06          122,666        122,666,115
                                                                ---------------
TOTAL TIME DEPOSITS
  (Cost $222,666,115)                                               222,666,115
                                                                ---------------
VARIABLE RATE OBLIGATIONS++ -- 31.1%
Alliance & Leicester P.L.C.
  Series 144A(f)
    4.329%                        01/03/06*          165,000        165,000,000
American Express Credit Corp.
   Series 144A(f)
    4.420%                        01/20/06*          225,000        225,000,000
Bank of New York Co., Inc.
   Series 144A(f)
    4.330%                        01/10/06*          170,000        169,981,457
Bank One Corp.
    4.590%                        02/27/06           104,915        104,952,630
Beta Finance, Inc. Series 144A(f)
    4.318%                        12/31/05*           75,000         74,999,348
CFM International, Inc.
    4.380%                        01/03/06*           23,225         23,225,000
Eli Lilly Services, Inc.
  Series 144A(f)
    4.261%                        01/03/06*           75,000         75,000,000
General Electric Capital Corp.
    4.440%                        01/09/06*           15,000         15,000,000
Goldman Sachs Group, Inc.(h)
    4.321%                        01/03/06*           65,000         65,000,000
Goldman Sachs Group, Inc.
  Series 144A(f)
    4.469%                        01/17/06*          100,000        100,000,000
Goldman Sachs Group, Inc.
  Series 144A(f),(g)
    4.331%                        01/03/06*           85,000         85,000,000
    4.341%                        01/03/06            25,000         25,000,000
Harrier Finance Funding, L.L.C.
  Series 144A(f)
    4.329%                        01/17/06*           90,000         89,998,238
    4.339%                        01/17/06*          100,000        100,000,000
    4.349%                        01/25/06            76,500         76,499,997
HBOS Treasury Services P.L.C.
  Series 144A(f)
    4.153%                        01/12/06           104,180        104,181,902

ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------    ---------------
VARIABLE RATE OBLIGATIONS++ (CONTINUED)
K2, L.L.C. Series 144A(f)
    4.329%                        01/25/06         $  30,000    $    29,999,605
    4.364%                        01/25/06*           65,000         65,003,982
Lehman Brothers Holdings, Inc.
    4.114%                        01/03/06*           75,000         75,029,472
    4.460%                        01/23/06*          102,500        102,500,000
Money Market Trust Series A-2
  144A(f),(g)
    4.444%                        01/17/06*          208,000        208,000,000
Rural Electric Cooperative Grantor Trust
  (Kansas Electric Power Cooperative)
    4.380%                        01/04/06*           10,240         10,240,000
Tango Finance Corp. Series 144A(f)
    4.320%                        01/11/06*           55,000         54,996,655
    4.329%                        01/17/06*          132,000        131,991,827
    4.330%                        01/20/06*           60,000         59,994,963
U.S. Bank N.A.
    4.310%                        02/17/06            55,000         54,999,943
Westdeutsche Landesbank A.G.
   Series 144A(f)
    4.370%                        01/10/06*          100,000        100,000,000
White Pine Finance, L.L.C.
   Series 144A(f)
    4.329%                        01/25/06*           50,000         49,994,319
                                                                ---------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $2,441,589,338)                                           2,441,589,338
                                                                ---------------
REPURCHASE AGREEMENTS -- 23.0%
Bank of America Securities, L.L.C.
  4.270%
  Agreement dated 12/30/05, proceeds at
  maturity $1,368,367,677 (Collateralized
  by $1,418,850,090 FNMA 5.000% to 5.500%,
  due from 02/01/35 to 10/01/35. The
  market value is
  $1,395,073,146.)                 01/03/06        1,367,719      1,367,718,770
Bank of Tokyo N.A.
  4.050%
  Agreement dated 12/30/05, proceeds at
  maturity $50,022,500 (Collateralized by
  $50,885,007 FNMA 5.188% to 6.000%, due
  from 11/01/34 to 06/01/35.
  The market value is
  $51,002,142.)                    01/03/06           50,000         50,000,000
Bank of Tokyo N.A.
  4.270%
  Agreement dated 12/30/05, proceeds at
  maturity $389,184,559 (Collateralized
  by $395,866,592 FNMA 5.188% to 6.000%,
  due from 11/01/34 to 06/01/35. The
  market value is
  $396,777,859.)                   01/03/06          389,000        389,000,000
                                                                ---------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $1,806,718,770)                                           1,806,718,770
                                                                ---------------

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                  SHARES             VALUE+
                                                -----------     ---------------
TEMPORARY INVESTMENTS -- 2.1%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio
  (Cost $166,340,908)                           166,340,908     $   166,340,908
                                                                ---------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $7,867,335,964(d))                                        7,867,335,964
                                                                ---------------
OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                                  9,495,392
Dividends payable                                                   (26,098,138)
Investment advisory fee payable                                        (673,635)
Administration fees payable                                            (279,164)
Service plan fees payable                                            (1,753,087)
Accrued expenses                                                       (389,379)
                                                                ---------------
                                                                    (19,698,011)
                                                                ---------------
NET ASSETS -- 100.0%
Applicable to 3,724,605,232 Institutional
  Shares, 920,875,353 N Shares, 1,409,730,133
  Exchange Shares, and 1,793,046,293 Service
  Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of
  shares has been authorized for each
  class of shares of the Fund (Note 7)                          $ 7,847,637,953
                                                                ===============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
  SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
  EXCHANGE SHARES, AND SERVICE SHARES                                     $1.00
                                                                          =====

_________________

+       See Note 2a to the Financial Statements.

++      Rate in effect on 12/31/05.

*       Date of next interest rate reset.

(d)     Aggregate cost for federal income tax purposes.

(e) These securities allow the issuer to extend the maturity date. The date shown is the date to which the security can be extended. Such securities could mature earlier than the extension date.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $424,758,145.

(h)     Illiquid security. Market value at December 31, 2005, is $65,000,000.

VR      -- Variable rate demand note; interest rate in effect on 12/31/05.
           Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS -- 99.7%
ALABAMA -- 5.3%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) VR
    3.700%                         01/07/06        $   3,050    $     3,050,000
Columbia, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Power Co.
  Project) Series C VR
    3.750%                         01/01/06           21,500         21,500,000
Columbia, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Power Co.
  Project) Series D VR
    3.750%                         01/01/06           10,000         10,000,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20026020 144A, Class A VR(f)
    3.560%                         01/07/06            9,830          9,830,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20030029 144A, Class A VR(f)
    3.560%                         01/07/06            9,900          9,900,000
Jefferson County, Alabama, Sewer
   Revenue Bonds Series C-2 VR
    3.440%                         01/07/06           12,000         12,000,000
Jefferson County, Alabama, Sewer
   Revenue Bonds Series C-4 VR
    3.440%                         01/07/06           10,000         10,000,000
                                                                ---------------
                                                                     76,280,000
                                                                ---------------
ALASKA -- 2.0%
Alaska State Housing Finance Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
    3.580%                         01/07/06           23,300         23,300,000
Alaska State Housing Finance Corp.
  Revenue Bonds (Spears) Series DB-132
  144A VR(f)
    3.550%                         01/07/06            5,250          5,250,000
                                                                ---------------
                                                                     28,550,000
                                                                ---------------
ARIZONA -- 0.7%
Salt River Project, Arizona, Agricultural
  Improvement & Power District Electrical
  Systems Revenue Bonds Series
  20026010 144A, Class A VR(f)
    3.560%                         01/07/06            9,900          9,900,000
                                                                ---------------
CALIFORNIA -- 2.3%
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series B-2 VR
    3.750%                         01/01/06           10,000         10,000,000
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series B-5 VR
    3.720%                         01/01/06           22,700         22,700,000
                                                                ---------------
                                                                     32,700,000
                                                                ---------------

ANNUALIZED                                            PAR
YIELD/RATE                         MATURITY          (000)            VALUE+
----------                        ---------        ---------    ---------------
MUNICIPAL BONDS (CONTINUED)
COLORADO -- 3.4%
Colorado Housing & Finance Authority
  Revenue Bonds (Multifamily
  Project-Class I) Series A-4 VR
    3.550%                         01/04/06        $   5,895    $     5,895,000
Moffat County, Colorado, Pollution
   Control Revenue Bonds (National
   Rural Utilities Co-Op) VR
    3.550%                         01/07/06           32,135         32,135,000
Westminster, Colorado, Economic
  Development Authority, Tax Increment
  Revenue Bonds (North Huron Urban
  Renewal Project) VR
    3.550%                         01/07/06           10,450         10,450,000
                                                                ---------------
                                                                     48,480,000
                                                                ---------------
CONNECTICUT -- 1.9%
Connecticut State Special Tax Obligation
  Revenue Bonds (Transportation
  Infrastructure Purposes) Series 2 VR
    3.550%                         01/07/06           27,600         27,600,000
                                                                ---------------
FLORIDA -- 5.4%
Dade County, Florida, Industrial
  Development Authority Exempt
  Facilities Revenue Bonds (Florida
  Power & Light Co.) VR
    3.650%                         01/01/06           25,400         25,400,000
Florida State Board of Education General
  Obligation Bonds (Eagle) Series
  2003025 144A, Class A VR(f)
    3.550%                         01/07/06            4,900          4,900,000
Palm Beach County, Florida, School
  District TECP
    3.120%                         03/09/06            7,000          7,000,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric Co-Op, Inc.)
  Series D PS
    3.270%                         06/15/06           15,000         15,000,000
St. Lucie County, Florida, Pollution Control
  Revenue Bonds (Florida Power & Light
   Co. Project) VR
    3.650%                         01/01/06           25,000         25,000,000
                                                                ---------------
                                                                     77,300,000
                                                                ---------------
GEORGIA -- 3.2%
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Vogtle
  Project) 1st Series PS
    2.830%                         05/05/06           24,000         24,000,000
Henry County, Georgia, Water &
  Sewer Authority Revenue Bonds
  (Eagle) Series 720050008 144A,
  Class A VR(f)
    3.560%                         01/07/06           16,640         16,640,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Scherer Project) 2nd Series PS
    2.830%                         05/05/06        $   6,000    $     6,000,000
                                                                ---------------
                                                                     46,640,000
                                                                ---------------
HAWAII -- 0.7%
ABN AMRO Munitops Certificates Trust
  (Hawaii) Series 11 144A PS(f),(g)
    3.200%                         03/16/06            9,980          9,980,000
                                                                ---------------
ILLINOIS -- 15.6%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 3 144A VR(f)
    3.560%                         01/07/06           35,000         35,000,000
Chicago, Illinois, General Obligation
  Bonds (Eagle) Series 20030006-A
  144A VR(f)
    3.560%                         01/07/06            4,800          4,800,000
Chicago, Illinois, Metropolitan Water
  Reclamation District of Greater Chicago
  General Obligation Bonds Series A VR
    3.500%                         01/07/06           16,000         16,000,000
Chicago, Illinois, O'Hare International
  Airport General Airport Third Lien
  Revenue Bonds Series C VR
    3.510%                         01/07/06           30,000         30,000,000
Hoffman Estates, Illinois, Tax Increment
  Revenue Bonds (Hoffman Estates
  Economic Development Project Area)
  VR
    3.520%                         01/07/06           17,500         17,500,000
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest Academy)
  VR
    3.530%                         01/07/06            4,000          4,000,000
Illinois Development Finance Authority
  Revenue Bonds (McGaw YMCA
  Evanston Project) VR
    3.630%                          01/07/06           4,000          4,000,000
Illinois Development Finance Authority
  Revenue Bonds (North Park University)
  VR
    3.430%                         01/07/06           22,900         22,900,000
Illinois Development Finance Authority
  Revenue Bonds (Sacred Heart Schools
  Project) VR
    3.530%                         01/07/06            2,300          2,300,000
Illinois Educational Facilities Authority
  Revenue Bonds (The Adler Planetarium)
  VR
    3.470%                         01/07/06           10,000         10,000,000
Illinois Educational Facilities Authority
  Revenue Bonds (Field Museum of
  Natural History) VR
    3.580%                         01/07/06           15,400         15,400,000

ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Finance Authority Revenue Bonds
  (Lake Forest Country Day School
  Project) VR
    3.530%                         01/07/06        $   3,250    $     3,250,000
Illinois Finance Authority Revenue Bonds
  (Music & Dance Theater Project) VR
    3.530%                         01/07/06            5,000          5,000,000
Illinois Health Facilities Authority TECP
    2.830%                         01/05/06           10,000         10,000,000
    2.870%                         02/16/06           24,000         24,000,000
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
  Series A PS
    2.740%                         07/06/06           11,130         11,130,000
Illinois Regional Transportation Authority
  Revenue Bonds (Eagle) Series
  720050003 144A, Class A VR(f)
    3.560%                         01/07/06            4,950          4,950,000
Illinois State General Obligation Notes
    4.500%                         03/30/06            5,000          5,015,939
                                                                ---------------
                                                                    225,245,939
                                                                ---------------
INDIANA -- 7.0%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 5 144A VR(f)
    3.560%                         01/07/06           10,746         10,746,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Ascension Health
  Credit Group) Series A-1 PS
    2.740%                         07/03/06           17,000         17,000,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Ascension Health
  Credit Group) Series A-3 PS
    2.500%                         02/01/06           21,000         21,000,000
Indiana Health Facility Financing Authority
  Revenue Bonds (Union Hospital, Inc.
  Project) VR
    3.580%                         01/07/06            7,400          7,400,000
Indiana State Office Building Commission
  TECP
    3.180%                         04/07/06           30,973         30,973,000
Indiana Transportation Finance Authority
  Highway Revenue Bonds (Spears)
  Series DB-114 144A VR(f)
    3.550%                         01/05/06            3,985          3,985,000
Indiana Transportation Finance Authority
  Highway Revenue Bonds (Spears)
  Series DB-117 144A VR(f)
    3.550%                         01/05/06            2,075          2,075,000
Purdue University, Indiana, Student Fee
  Revenue Bonds Series S VR
    3.520%                         01/07/06            7,600          7,600,000
                                                                ---------------
                                                                    100,779,000
                                                                ---------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS (CONTINUED)
KANSAS -- 0.4%
Wichita, Kansas, Hospital Facilities
  Improvement Revenue Bonds (St.
  Francis Regional Medical Center)
  Series A-3 144A VR(f)
    3.550%                         01/07/06        $   5,940    $     5,940,000
                                                                ---------------
KENTUCKY -- 1.1%
Kentucky Economic Development Finance
  Authority Revenue Bonds (Catholic
  Health Initiatives) Series C VR
    3.560%                         01/07/06            5,300          5,300,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
      3.700%                       01/07/06            6,120          6,120,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
    3.700%                         01/07/06            4,260          4,260,000
                                                                ---------------
                                                                     15,680,000
                                                                ---------------
MASSACHUSETTS -- 2.1%
Massachusetts Water Resources
  Authority TECP
    3.080%                         02/02/06            9,400          9,400,000
    3.150%                         03/09/06            8,000          8,000,000
Route 3 North Transportation Improvement
  Association, Massachusetts Lease
  Revenue Bonds Series B VR
    3.490%                         01/07/06           12,150         12,150,000
                                                                ---------------
                                                                     29,550,000
                                                                ---------------
MICHIGAN -- 2.6%
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle) Series
  20026013 144A, Class A VR(f)
    3.560%                         01/07/06            7,680          7,680,000
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026014 144A, Class A
  VR(f)
    3.560%                         01/07/06            7,200          7,200,000
Grand Valley State University, Michigan
  Revenue Bonds Series A VR
    3.530%                         01/07/06           15,905         15,905,000
Michigan State Strategic Fund Limited
  Obligation Revenue Bonds (Southgate
  Properties Project) VR
    3.560%                         01/07/06            6,725          6,725,000
                                                                ---------------
                                                                     37,510,000
                                                                ---------------
MINNESOTA -- 1.9%
University of Minnesota Revenue Bonds
  Series A VR
    3.580%                         01/04/06           27,590         27,590,000
                                                                ---------------
MISSISSIPPI -- 1.4%
Claiborne County, Mississippi TECP
    3.270%                         03/09/06           15,900         15,900,000

ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI (CONTINUED)
Mississippi State General Obligation
  Bonds (Eagle) Series 20026018 144A,
  Class A VR(f)
    3.560%                         01/07/06        $   4,000    $     4,000,000
                                                                ---------------
                                                                     19,900,000
                                                                ---------------
MISSOURI -- 3.3%
Bi State Development Agency,
  Missouri-Illinois Metropolitan District
  Mass Transit Revenue Bonds
  (MetroLink Cross County Project)
  Series A VR
    3.400%                         01/07/06            7,000          7,000,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Eagle) Series 20026026 144A, Class A
  VR(f)
    3.560%                         01/07/06            2,700          2,700,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (SSM Health Care) Series C-2 VR
    3.480%                         01/07/06            3,000          3,000,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) (Eagle)
  Series 20030003 144A, Class A
  VR(f)
    3.560%                         01/07/06            9,900          9,900,000
Missouri State Highways & Transit
  Commission State Road Revenue
  Bonds Series A
    4.000%                         05/01/06           23,835         23,943,412
St. Louis County, Missouri, Industrial
  Development & Educational Facilities
  Revenue Bonds (Whitefield School,
  Inc.) Series B VR
    3.570%                         01/07/06            1,200          1,200,000
                                                                ---------------
                                                                     47,743,412
                                                                ---------------
NEVADA -- 2.7%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 19 144A VR(f)
    3.610%                         01/07/06           10,950         10,950,000
Clark County, Nevada TECP
    3.080%                         02/02/06            5,000          5,000,000
    3.130%                         04/06/06           10,000         10,000,000
Clark County, Nevada, School District
  General Obligation Bonds Series A VR
    3.690%                         01/03/06           13,365         13,365,000
                                                                ---------------
                                                                     39,315,000
                                                                ---------------
NEW JERSEY -- 1.5%
New Jersey Economic Development
   Authority Water Facilities Revenue
   Bonds (United Water New Jersey, Inc.
   Project) Series A VR
      3.750%                       01/03/06           20,850         20,850,000
                                                                ---------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)          VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 2.8%
ABN AMRO Munitops Certificates Trust
  (New York) Series 2 144A VR(f)
    3.530%                         01/07/06        $  14,605    $    14,605,000
Buffalo, New York, Fiscal Stability
  Authority Series A-1 BANS
    4.000%                         05/15/06            5,000          5,022,449
    4.000%                         08/14/06            8,000          8,054,942
New York City, New York, General
  Obligation Bonds Series C VR
    3.430%                         01/01/06            1,840          1,840,000
New York City, New York, Transitional
  Finance Authority Certificates (STARS)
  Series 7 144A VR(f)
    3.540%                         01/07/06            3,135          3,135,000
New York City, New York, Transitional
  Finance Authority Revenue Bonds
  (New York City Recovery) Subseries
  B-3 VR
    3.750%                         01/01/06            7,800          7,800,000
                                                                ---------------
                                                                     40,457,391
                                                                ---------------
NORTH CAROLINA -- 0.1%
North Carolina State General Obligation
  Bonds (Eagle) Series 720051001 144A,
  Class A VR(f)
    3.560%                         01/07/06            2,000          2,000,000
                                                                ---------------
OHIO -- 2.3%
Cuyahoga County, Ohio, Hospital Revenue
  Bonds (Metrohealth System Project) VR
    3.570%                         01/07/06            8,035          8,035,000
Cuyahoga County, Ohio, Revenue Bonds
  (The Ratner School Project) VR
    3.590%                         01/07/06            6,500          6,500,000
Kent State University, Ohio, Revenue
  Bonds VR
    3.550%                         01/07/06           12,775         12,775,000
Ohio State Higher Educational Facility
  Commission Revenue Bonds (Pooled
  Financing 2002 Program) Series A VR
    3.580%                         01/07/06            4,890          4,890,000
Ohio State Higher Educational Facility
  Commission Revenue Bonds (Pooled
  Financing 2003 Program) Series A VR
    3.580%                         01/07/06            1,440          1,440,000
                                                                ---------------
                                                                     33,640,000
                                                                ---------------
OREGON -- 2.1%
Clakamas County, Oregon, Hospital
  Facility Authority Revenue Bonds
  (Legacy Health System) VR
    3.500%                         01/07/06           23,500         23,500,000
Eugene, Oregon, Electric Utility Revenue
  Bonds (Eagle) Series 20030022 144A,
  Class A VR(f)
    3.560%                         01/07/06            5,880          5,880,000
                                                                ---------------
                                                                     29,380,000
                                                                ---------------

ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------     --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 4.1%
Berks County, Pennsylvania, Industrial
  Development Authority Revenue Bonds
  (Richard J. Caron Foundation Project)
  VR
    3.570%                         01/07/06        $   2,800    $    2,800,000
Delaware County, Pennsylvania, Industrial
  Development Authority Pollution Control
  Revenue Bonds (Exelon Generation Co.,
  L.L.C.) VR
    3.750%                         01/01/06           33,910        33,910,000
Pennsylvania Intergovernmental
  Cooperation Authority Special Tax
  Revenue Refunding Bonds (City of
  Philadelphia Funding Program) VR
    3.540%                         01/07/06            2,175         2,175,000
Philadelphia, Pennsylvania, Water &
  Wastewater Revenue Bonds VR
    3.490%                         01/04/06            5,000         5,000,000
SouthCentral Pennsylvania General
  Authority Revenue Bonds (Wellspan
  Health Obligated Group) Series C VR
    3.480%                         01/07/06            3,000         3,000,000
SouthCentral Pennsylvania General
  Authority Revenue Bonds (Wellspan
  Health Obligated Group) Series D VR
    3.480%                         01/07/06           12,525        12,525,000
                                                                --------------
                                                                    59,410,000
                                                                --------------
TEXAS -- 15.6%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 8 144A VR(f)
    3.560%                         01/07/06            5,000         5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 9 144A VR(f)
    3.540%                         01/05/06           10,002        10,002,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 15 144A
  VR(f)
    3.610%                         01/05/06           15,925        15,925,000
Corpus Christi, Texas, Utility Systems
  Revenue Bonds (Spears) Series
  DB-126 144A VR(f)
    3.550%                         01/07/06            5,545         5,545,000
Denton, Texas, Independent School
  District General Obligation Bonds
  Series A VR
    3.580%                         01/07/06           15,000        15,000,000
Harris County, Texas, Health Facilities
  Development Corp. Hospital Revenue
  Bonds (Texas Children's Hospital)
  Series B-1 VR
    3.800%                         01/03/06           10,000        10,000,000
Houston, Texas, Independent School
  District General Obligation Bonds
  Series 144A VR(f)
    3.550%                         01/07/06            5,000         5,000,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------    ---------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Houston, Texas, Water & Sewer System
  Revenue Bonds (STARS) Series 14
  144A VR(f)
    3.550%                         01/07/06        $   1,000    $     1,000,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation Project)
  VR
    3.580%                         01/07/06           17,600         17,600,000
San Antonio, Texas, Electric & Gas
  Revenue Bonds VR
    3.580%                         01/07/06           21,000         21,000,000
Texas Municipal Power Agency Revenue
  Bonds Series 144A VR(f)
    3.580%                         01/07/06           30,000         30,000,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    3.580%                         01/07/06           35,000         35,000,000
Texas State TRANS
    4.500%                         08/31/06           10,000         10,096,534
Texas State General Obligation Bonds
  (Eagle) Series 200030026 144A,
  Class A VR(f)
    3.560%                         01/07/06            2,410          2,410,000
University of North Texas TECP
    3.150%                         01/10/06           19,993         19,993,000
University of Texas System, Board
  of Regents TECP
    3.110%                         02/09/06           10,000         10,000,000
    2.900%                         03/09/06           11,425         11,425,000
                                                                ---------------
                                                                    224,996,534
                                                                ---------------
VIRGINIA -- 0.4%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds
  (Winchester Medical Center,
  Inc.) VR
    3.550%                         01/07/06            1,500          1,500,000
Loudoun County, Virginia, Industrial
  Development Authority Revenue
  Bonds (Howard Hughes Medical
  Institute) Series C VR
    3.750%                         01/01/06            4,810          4,810,000
                                                                ---------------
                                                                      6,310,000
                                                                ---------------
WASHINGTON -- 1.2%
Issaquah, Washington, Community
  Properties Revenue Bonds Series A VR
    3.530%                         01/07/06           15,000         15,000,000
Washington State General Obligation
  Bonds Series 144A VR(f)
    3.560%                         01/07/06            2,285          2,285,000
                                                                ---------------
                                                                     17,285,000
                                                                ---------------

ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        ---------        ---------    ---------------
MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA -- 1.4%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 12 144A VR(f)
    3.540%                         01/07/06        $  15,000    $    15,000,000
West Virginia University Revenue
  Bonds (Spears) Series DB-119
  144A VR(f)
    3.550%                         01/07/06            5,440          5,440,000
                                                                ---------------
                                                                     20,440,000
                                                                ---------------
WISCONSIN -- 3.2%
Milwaukee, Wisconsin, Redevelopment
  Authority Revenue Bonds (American
  Society for Quality) VR
    3.580%                         01/07/06            2,000          2,000,000
Waukesha, Wisconsin BANS
    3.500%                         05/01/06            3,900          3,900,000
Wisconsin Health & Educational Facilities
  Authority Revenue Bonds (Wheaton
  Franciscan Services, Inc. System)
  Series B VR
    3.500%                         01/01/06           40,750         40,750,000
                                                                ---------------
                                                                     46,650,000
                                                                ---------------
WYOMING -- 2.0%
Gillette, Wyoming, Pollution Control
   Revenue Bonds (Pacificorp Project) VR
      3.630%                       01/07/06           10,000         10,000,000
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation
  & Transmission Association) Series A
  VR
    3.750%                         01/01/06           11,160         11,160,000
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Association) Series B VR
    3.750%                         01/01/06            7,950          7,950,000
                                                                ---------------
                                                                     29,110,000
                                                                ---------------
TOTAL MUNICIPAL BONDS
  (Cost $1,437,212,276)                                           1,437,212,276
                                                                ---------------

                                                    SHARES
                                                   ---------
TEMPORARY INVESTMENTS -- 0.1%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                                  477,293            477,293
Dreyfus Tax-Exempt Cash Management
  #264                                                 3,118              3,118
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                  170,570            170,570
                                                                ---------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $650,981)                                                       650,981
                                                                ---------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $1,437,863,257(d))                                        1,437,863,257
                                                                ---------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                   VALUE+
                                                                ---------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Interest receivable and other assets                            $     7,008,650
Dividends payable                                                    (3,456,754)
Investment advisory fee payable                                        (128,346)
Administration fees payable                                            (153,261)
Service plan fees payable                                              (121,936)
Accrued expenses                                                        (84,161)
                                                                ---------------
                                                                      3,064,192
                                                                ---------------
NET ASSETS -- 100.0%
Applicable to 1,035,273,365 Institutional Shares,
  257,885,975 N Shares, and 147,970,584
  Service Shares of beneficial interest
  outstanding, $.001 par value (indefinite
  number of shares has been authorized
  for each class of shares of the Fund)
  (Note 7)                                                      $ 1,440,927,449
                                                                ===============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER SHARE EACH FOR INSTITUTIONAL SHARES,
   N SHARES, AND SERVICE SHARES                                           $1.00
                                                                          =====

_______________

+       See Note 2a to the Financial Statements.

(d)     Aggregate cost for federal income tax purposes.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $9,980,000.

PS      -- Security with a "put" feature; date shown is when security may be put back for redemption.

VR      -- Variable rate demand note; interest rate in effect on 12/31/05.
           Maturity date is the later of the next interest rate change or exercise of the demand feature.

BANS -- Bond Anticipation Note.

TECP -- Tax-Exempt Commercial Paper.

TRANS -- Tax and Revenue Anticipation Note.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                       MONEY MARKET FUNDS
                                                                           -----------------------------------------------------
                                                                             GOVERNMENT                            TAX-EXEMPT
                                                                            MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                                FUND               FUND               FUND
                                                                           ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest .............................................................   $    50,606,703    $   215,059,617    $    32,621,815
                                                                           ---------------    ---------------    ---------------
    Total investment income ............................................        50,606,703        215,059,617         32,621,815
                                                                           ---------------    ---------------    ---------------
EXPENSES (NOTE 2D):
  Investment advisory fee (Note 3) .....................................         1,613,540          6,520,668          1,378,657
  Rule 12b-1 fee (Note 4) ..............................................         1,921,252          3,677,099            442,084
  Shareholder services fee (Note 4) ....................................         3,402,496          7,422,623            903,675
  Program fee (Note 4) .................................................         2,573,215          4,013,953            382,127
  Transfer agency fee (Note 3) .........................................            96,346            307,607             60,055
  Administration fee (Note 3) ..........................................         1,883,585          7,728,228          1,605,459
  Custodian fee (Note 3) ...............................................            68,951            284,284             62,561
  Trustees' and Officers' fees and expenses ............................            57,710            238,304             49,122
  Audit fee ............................................................            44,907            184,876             37,299
  Legal fee ............................................................            40,062            153,195             31,850
  Reports to shareholders ..............................................            97,408            317,399             49,092
  Registration fees ....................................................            45,987             61,623             44,228
  Miscellaneous ........................................................            60,543            324,462             40,413
                                                                           ---------------    ---------------    ---------------
    Total expenses .....................................................        11,906,002         31,234,321          5,086,622
                                                                           ---------------    ---------------    ---------------
  Less administration fee waived (Note 3) ..............................          (867,139)        (4,815,465)          (428,846)
  Less service plan fees waived (Note 4) ...............................                --           (417,000)           (26,157)
                                                                           ---------------    ---------------    ---------------
    Net expenses .......................................................        11,038,863         26,001,856          4,631,619
                                                                           ---------------    ---------------    ---------------
   NET INVESTMENT INCOME ...............................................        39,567,840        189,057,761         27,990,196
                                                                           ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ............................................                --            (59,770)             9,135
    Net increase for payment from affiliate (Note 3) ...................                --             31,817             48,496
                                                                           ---------------    ---------------    ---------------
NET REALIZED GAIN/(LOSS) ON INVESTMENTS ................................                --            (27,953)            57,631
                                                                           ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ......................   $    39,567,840    $   189,029,808    $    28,047,827
                                                                           ===============    ===============    ===============

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                            MONEY MARKET FUNDS
                                                                           -----------------------------------------------------
                                                                             GOVERNMENT                            TAX-EXEMPT
                                                                            MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                                FUND               FUND               FUND
                                                                           ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ..................................................   $    39,567,840    $   189,057,761    $    27,990,196
Net realized gain/(loss) on investment transactions
  and payment from affiliate ...........................................                --            (27,953)            57,631
                                                                           ---------------    ---------------    ---------------
Increase/(decrease) in net assets from operations ......................        39,567,840        189,029,808         28,047,827
                                                                           ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2B AND 2C):
Net investment income
  Institutional Shares .................................................        (6,367,320)       (89,985,164)       (21,758,405)
  N Shares .............................................................        (6,450,858)       (28,673,146)        (3,754,385)
  Exchange Shares ......................................................                --        (27,037,122)                --
  Service Shares .......................................................       (26,756,269)       (43,394,158)        (2,525,903)
                                                                           ---------------    ---------------    ---------------
Total distributions from net investment income .........................       (39,574,447)      (189,089,590)       (28,038,693)
                                                                           ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares .................................................      (117,350,012)     1,061,372,911        275,857,212
  N Shares .............................................................        27,762,971       (259,117,798)        66,675,632
  Exchange Shares ......................................................                --        380,501,550                 --
  Service Shares .......................................................       (19,859,023)        35,239,154        (27,946,250)
                                                                           ---------------    ---------------    ---------------
Increase/(decrease) in net assets from capital share transactions ......      (109,446,064)     1,217,995,817        314,586,594
                                                                           ---------------    ---------------    ---------------
Total increase/(decrease) in net assets ................................      (109,452,671)     1,217,936,035        314,595,728

NET ASSETS:
Beginning of period ....................................................     1,698,320,905      6,629,701,918      1,126,331,721
                                                                           ---------------    ---------------    ---------------
End of period ..........................................................   $ 1,588,868,234    $ 7,847,637,953    $ 1,440,927,449
                                                                           ===============    ===============    ===============
End of period undistributed net income .................................   $             1    $           (11)   $            (1)

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                            MONEY MARKET FUNDS
                                                                           -----------------------------------------------------
                                                                             GOVERNMENT                            TAX-EXEMPT
                                                                            MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                                FUND               FUND               FUND
                                                                           ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ..................................................   $    12,949,692    $    75,400,004    $    11,009,140
Net realized gain/(loss) on investment transactions ....................             6,607             32,115            (23,879)
                                                                           ---------------    ---------------    ---------------
Increase/(decrease) in net assets from operations ......................        12,956,299         75,432,119         10,985,261
                                                                           ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2B AND 2C):
Net investment income:
  Institutional Shares .................................................        (4,454,889)       (42,188,577)        (9,055,423)
  N Shares .............................................................        (2,554,171)       (10,995,280)        (1,347,049)
  B Shares .............................................................                --                (84)                --
  Exchange Shares ......................................................                --        (11,512,291)                --
  Service Shares .......................................................        (5,948,860)       (10,703,770)          (606,668)
                                                                           ---------------    ---------------    ---------------
Total distributions from net investment income .........................       (12,957,920)       (75,400,002)       (11,009,140)
                                                                           ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares .................................................        82,641,282     (1,126,015,490)       (87,857,065)
  N Shares .............................................................      (139,558,564)      (121,270,995)       (46,666,093)
  B Shares .............................................................                --            (44,942)                --
  Exchange Shares ......................................................                --        550,595,881                 --
  Service Shares .......................................................        (4,393,161)      (401,609,381)        (4,156,814)
                                                                           ---------------    ---------------    ---------------
Increase/(decrease) in net assets from capital share
  transactions .........................................................       (61,310,443)    (1,098,344,927)      (138,679,972)
                                                                           ---------------    ---------------    ---------------
Total increase/(decrease) in net assets ................................       (61,312,064)    (1,098,312,810)      (138,703,851)

NET ASSETS:
Beginning of period ....................................................     1,759,632,969      7,728,014,728      1,265,035,572
                                                                           ---------------    ---------------    ---------------
End of period ..........................................................   $ 1,698,320,905    $ 6,629,701,918    $ 1,126,331,721
                                                                           ===============    ===============    ===============
End of period undistributed net income .................................   $             1    $             1    $            --

                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     NET                                                                                    NET
                                    ASSET                             TOTAL         DISTRIBUTIONS                          ASSET
                                    VALUE             NET              FROM           FROM NET                             VALUE
                                  BEGINNING        INVESTMENT       INVESTMENT       INVESTMENT           TOTAL            END OF
                                  OF PERIOD          INCOME         OPERATIONS         INCOME         DISTRIBUTIONS        PERIOD
------------------------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/05                          $     1.00       $    0.030       $    0.030       $   (0.030)       $   (0.030)       $     1.00
12/31/04                                1.00            0.012            0.012           (0.012)           (0.012)             1.00
12/31/03                                1.00            0.010            0.010           (0.010)           (0.010)             1.00
12/31/02                                1.00            0.016            0.016           (0.016)           (0.016)             1.00
12/31/01                                1.00            0.040            0.040           (0.040)           (0.040)             1.00

------------------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                          $     1.00       $    0.027       $    0.027       $   (0.027)       $   (0.027)       $     1.00
12/31/04                                1.00            0.009            0.009           (0.009)           (0.009)             1.00
12/31/03                                1.00            0.007            0.007           (0.007)           (0.007)             1.00
12/31/02                                1.00            0.013            0.013           (0.013)           (0.013)             1.00
12/31/01                                1.00            0.036            0.036           (0.036)           (0.036)             1.00
------------------------------------------------------------------------------------------------------------------------------------

SERVICE SHARES
12/31/05                          $     1.00       $    0.024       $    0.024       $   (0.024)       $   (0.024)       $     1.00
12/31/04                                1.00            0.005            0.005           (0.005)           (0.005)             1.00
12/31/03                                1.00            0.004            0.004           (0.004)           (0.004)             1.00
05/07/02(3) to 12/31/02                 1.00            0.006            0.006           (0.006)           (0.006)             1.00

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/05                          $     1.00       $    0.031       $    0.031       $   (0.031)       $   (0.031)       $     1.00
12/31/04                                1.00            0.013            0.013           (0.013)           (0.013)             1.00
12/31/03                                1.00            0.011            0.011           (0.011)           (0.011)             1.00
12/31/02                                1.00            0.018            0.018           (0.018)           (0.018)             1.00
12/31/01                                1.00            0.041            0.041           (0.041)           (0.041)             1.00

------------------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                          $     1.00       $    0.028       $    0.028       $   (0.028)       $   (0.028)       $     1.00
12/31/04                                1.00            0.009            0.009           (0.009)           (0.009)             1.00
12/31/03                                1.00            0.007            0.007           (0.007)           (0.007)             1.00
12/31/02                                1.00            0.015            0.015           (0.015)           (0.015)             1.00
12/31/01                                1.00            0.038            0.038           (0.038)           (0.038)             1.00
------------------------------------------------------------------------------------------------------------------------------------

B SHARES
01/01/04 to 12/03/04(6)           $     1.00       $    0.004       $    0.004       $   (0.004)       $   (0.004)       $     1.00
12/31/03                                1.00            0.002            0.002           (0.002)           (0.002)             1.00
07/26/02 to 12/31/02                    1.00            0.003            0.003           (0.003)           (0.003)             1.00
06/29/01(3) to 12/31/01                 1.00            0.004            0.004           (0.004)           (0.004)             1.00

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/05                          $     1.00       $    0.031       $    0.031       $   (0.031)       $   (0.031)       $     1.00
12/31/04                                1.00            0.013            0.013           (0.013)           (0.013)             1.00
12/31/03                                1.00            0.010            0.010           (0.010)           (0.010)             1.00
12/31/02                                1.00            0.018            0.018           (0.018)           (0.018)             1.00
07/12/01(3) to 12/31/01                 1.00            0.014            0.014           (0.014)           (0.014)             1.00
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                      NET                               RATIO OF EXPENSES
                                                     ASSETS          RATIO OF              TO AVERAGE          RATIO OF NET
                                                     END OF        EXPENSES TO             NET ASSETS        INVESTMENT INCOME
                                TOTAL                PERIOD        AVERAGE NET             (EXCLUDING         TO AVERAGE NET
                                RETURN               (000)            ASSETS                WAIVERS)              ASSETS
------------------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/05                         3.06%             $  215,132             0.20%                0.25%                3.00%
12/31/04                         1.23                 332,483             0.21                 0.25                 1.23
12/31/03                         1.02                 249,842             0.19                 0.24                 1.01
12/31/02                         1.65                 261,492             0.20                 0.26                 1.62
12/31/01                         4.04                 249,444             0.20                 0.25                 4.01

------------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                         2.70%             $  262,512             0.55%                0.60%                2.65%
12/31/04                         0.88                 234,751             0.56                 0.60                 0.88
12/31/03                         0.67                 374,310             0.54                 0.59                 0.66
12/31/02                         1.30                 302,126             0.55                 0.61                 1.27
12/31/01                         3.68                 282,782             0.55                 0.60                 3.62
------------------------------------------------------------------------------------------------------------------------------

SERVICE SHARES
12/31/05                         2.41%             $1,111,224             0.83%                0.88%                2.39%
12/31/04                         0.52               1,131,087             0.91                 1.06                 0.52
12/31/03                         0.37               1,135,481             0.80                 1.13                 0.32
05/07/02(3) to 12/31/02          0.57(2)              197,790             0.94(1)              1.16(1)              0.78(1)

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/05                         3.15%             $3,724,311             0.17%                0.25%                3.16%
12/31/04                         1.29               2,662,963             0.17                 0.24                 1.25
12/31/03                         1.10               3,788,967             0.17                 0.23                 1.10
12/31/02                         1.83               4,909,006             0.17                 0.23                 1.79
12/31/01                         4.21               2,237,567             0.19                 0.23                 4.16

------------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                         2.80%             $  920,774             0.52%                0.60%                2.72%
12/31/04                         0.94               1,179,902             0.52                 0.59                 0.90
12/31/03                         0.74               1,301,168             0.52                 0.58                 0.75
12/31/02                         1.48               1,297,318             0.52                 0.58                 1.44
12/31/01                         3.85               1,542,392             0.54                 0.58                 3.81
------------------------------------------------------------------------------------------------------------------------------

B SHARES
01/01/04 to 12/03/04(6)          0.35%(2)(4)       $       --             0.96%(1)             1.22%(1)             0.34%(1)
12/31/03                         0.24(4)                   45             0.98                 1.22                 0.25
07/26/02 to 12/31/02             0.30(2)(4)                15             1.17(1)              1.23(1)              0.73(1)
06/29/01(3) to 12/31/01           N/A(5)                   --             1.19(1)              1.23(1)              2.84(1)

------------------------------------------------------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/05                         3.15%             $1,409,677             0.17%                0.30%                3.24%
12/31/04                         1.28               1,029,184             0.17                 0.30                 1.35
12/31/03                         1.05                 478,586             0.22                 0.28                 1.10
12/31/02                         1.79               1,434,436             0.22                 0.28                 1.70
07/12/01(3) to 12/31/01          1.41(2)              343,617             0.24(1)              0.28(1)              2.69(1)
------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     NET                                                                                    NET
                                    ASSET                             TOTAL         DISTRIBUTIONS                          ASSET
                                    VALUE             NET              FROM           FROM NET                             VALUE
                                  BEGINNING        INVESTMENT       INVESTMENT       INVESTMENT           TOTAL            END OF
                                  OF PERIOD          INCOME         OPERATIONS         INCOME         DISTRIBUTIONS        PERIOD
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------

SERVICE SHARES
12/31/05                          $     1.00       $    0.025       $    0.025       $   (0.025)       $   (0.025)       $     1.00
12/31/04                                1.00            0.006            0.006           (0.006)           (0.006)             1.00
12/31/03                                1.00            0.004            0.004           (0.004)           (0.004)             1.00
05/02/02(3) to 12/31/02                 1.00            0.007            0.007           (0.007)           (0.007)             1.00

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/05                          $     1.00       $    0.022       $    0.022       $   (0.022)       $   (0.022)       $     1.00
12/31/04                                1.00            0.010            0.010           (0.010)           (0.010)             1.00
12/31/03                                1.00            0.009            0.009           (0.009)           (0.009)             1.00
12/31/02                                1.00            0.013            0.013           (0.013)           (0.013)             1.00
12/31/01                                1.00            0.027            0.027           (0.027)           (0.027)             1.00

------------------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                          $     1.00       $    0.019       $    0.019       $   (0.019)       $   (0.019)       $     1.00
12/31/04                                1.00            0.007            0.007           (0.007)           (0.007)             1.00
12/31/03                                1.00            0.005            0.005           (0.005)           (0.005)             1.00
12/31/02                                1.00            0.010            0.010           (0.010)           (0.010)             1.00
12/31/01                                1.00            0.023            0.023           (0.023)           (0.023)             1.00
------------------------------------------------------------------------------------------------------------------------------------

SERVICE SHARES
12/31/05                          $     1.00       $    0.016       $    0.016       $   (0.016)       $   (0.016)       $     1.00
12/31/04                                1.00            0.003            0.003           (0.003)           (0.003)             1.00
12/31/03                                1.00            0.003            0.003           (0.003)           (0.003)             1.00
05/06/02(3) to 12/31/02                 1.00            0.004            0.004           (0.004)           (0.004)             1.00

(1)   Annualized.

(2)   Total returns for periods of less than one year are not annualized.

(3)   Date commenced operations.

(4)   Contingent deferred sales load is not reflected in total return.

(5)   Not meaningful given short period.

(6)   Date ceased operations.

                       See Notes to Financial Statements.

                                                    NET                         RATIO OF EXPENSES
                                                   ASSETS          RATIO OF         TO AVERAGE          RATIO OF NET
                                                   END OF         EXPENSES TO       NET ASSETS        INVESTMENT INCOME
                                  TOTAL            PERIOD         AVERAGE NET       (EXCLUDING         TO AVERAGE NET
                                 RETURN            (000)            ASSETS           WAIVERS)              ASSETS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------

SERVICE SHARES
12/31/05                           2.51%         $1,792,876             0.80%           0.88%                2.48%
12/31/04                           0.59           1,757,653             0.87            1.06                 0.56
12/31/03                           0.44           2,159,249             0.82            1.14                 0.41
05/02/02(3) to 12/31/02            0.69(2)        1,267,811             0.91(1)         1.12(1)              0.97(1)

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/05                           2.23%         $1,035,130             0.22%           0.25%                2.22%
12/31/04                           1.00             759,266             0.25            0.25                 0.99
12/31/03                           0.90             847,140             0.22            0.23                 0.89
12/31/02                           1.35             815,171             0.22            0.23                 1.34
12/31/01                           2.70             788,162             0.23            0.23                 2.62

-----------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                           1.87%         $  257,842             0.57%           0.60%                1.87%
12/31/04                           0.65             191,165             0.60            0.60                 0.64
12/31/03                           0.54             237,835             0.57            0.58                 0.54
12/31/02                           0.99             210,678             0.57            0.58                 0.99
12/31/01                           2.34             230,533             0.58            0.58                 2.35
-----------------------------------------------------------------------------------------------------------------------

SERVICE SHARES
12/31/05                           1.61%         $  147,955             0.84%           0.89%                1.56%
12/31/04                           0.35             175,901             0.90            1.06                 0.34
12/31/03                           0.30             180,061             0.81            1.14                 0.28
05/06/02(3) to 12/31/02            0.39(2)           78,769             0.96(1)         1.14(1)              0.58(1)

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1.    ORGANIZATION

      Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios, three of which are included in these financial statements. These three portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

      MONEY MARKET FUNDS:

      Harris Insight Government Money Market Fund ("Government Money Market
      Fund")
      Harris Insight Money Market Fund ("Money Market Fund")
      Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market
      Fund")

      The Trust offers five classes of shares, A shares, N shares, Service shares, Exchange shares, and Institutional shares. Each of the Money Market Funds offers the N shares, Service shares, and Institutional shares. Exchange shares are offered only by the Money Market Fund. None of the Money Market Funds offers A shares. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne PRO RATA on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4. Institutional shares are not subject to service organization/agent fees.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      (a) SECURITY VALUATION -- Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

      (b) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

      (c) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds are declared daily and paid monthly. Each Fund's net realized capital gains, if any, are normally distributed at least annually.

      The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      (d) ALLOCATION OF INCOME, EXPENSES, AND REALIZED GAINS AND LOSSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund, investment income, and realized gains and losses on investments of a Fund are allocated among separate classes of shares based upon their relative net assets based on the date the income or expense is earned or incurred or realized gains and losses are incurred. The non-Money Market Funds bear a slightly greater portion of fees paid to the Administrator to reflect the relatively higher cost of administration services to those Funds.

      (e) REPURCHASE AGREEMENTS -- Some Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

      (f) CONTRACTUAL OBLIGATIONS -- In the ordinary course of business or otherwise, the Trust may enter into contracts that contain a variety of representations and warranties and that may impose indemnification obligations on the Trust for breach. Any Fund's maximum exposure, if any, under such contracts can not be estimated. However, based on experience, the Funds expect the risk of loss to be remote.

      (g) OTHER -- Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by the use of the first in first out (FIFO) method for both financial reporting and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the straight line method.

3.    ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      The Trust retains Harris Investment Management, Inc. ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Money Market Fund, at the following annual rates:

   0.14% of the first $100 million of net assets and 0.10% of net assets over
                                  $100 million

      HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2005, there were no advisory fee waivers for the Money Market Funds.

      The Trust has an Administration Agreement with Harris N.A. ("Harris" or the "Administrator"). In that capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under those Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. As compensation for its services, Harris is entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of the average daily net assets in excess of $600 million. Due to differences in the cost of administration services provided to the Funds, the Board of Trustees approved the daily reallocation of a portion of the administrative fee charged to the Money Market Funds to the non-Money Market Funds. Certain employees of PFPC are officers of the Funds. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      On August 2, 2005, the Board of Trustees approved the continuation of the Administration Agreement and Transfer Agency Services Agreement dated July 1996 between the Funds and the Administrator provided the Administrator agreed to waive its fees under those agreements commencing August 8, 2005, to the extent that the fees exceed the cost to the Adminstrator of the compensation of PFPC for sub-administration and sub-transfer agency services and the mutual fund personnel of the Administrator. The aggregate monthly administration fees paid by the Funds to the Administrator under the revised arrangement were approximately $380,000 of which the Administrator paid approximately $215,000 to PFPC.

      During the year ended December 31, 2005, Harris received $5,165,294 in fees (net of waivers of $6,111,450) from the Money Market Funds for services as Administrator and Transfer Agent, of which Harris paid to PFPC $2,372,737 in fees for services rendered under the agreements described above. Under the same agreements, PFPC and PFPC Trust Co. received $820,332 in other fees and out of pocket expenses from the Money Market Funds for other transfer agency, custodian, and administrative and accounting services.

      PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services.

      During the year ended December 31, 2005, HIM and Harris reimbursed the Money Market Fund and the Tax-Exempt Money Market Fund for expenses incurred by the Funds as a result of various matters. These expenses related to commitment fees on a line of credit earned by an affiliate bank and administration and advisory fees associated with short-term redemption transactions. The reimbursements totaling $80,313 were allocated to the affected Fund portfolios and are reflected as net increase for payment from affiliate in the accompanying statements of operations. Such reimbursements had an immaterial impact on the total return of the affected Fund portfolios.

      The Board of Trustees of the Funds is also evaluating other matters that may result in future reimbursements to the Funds.

4.    SERVICE PLANS

      Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a list of the Funds included in this report along with a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes.

      SHAREHOLDER SERVICE FEES:

                                            N SHARES     EXCHANGE SHARES    SERVICE SHARES
                                            (0.25%)          (0.05%)            (0.25%)
                                           ----------    ---------------    --------------
      Government Money Market Fund.......  $  601,227                        $2,801,269
      Money Market Fund..................   2,631,373          $0*            4,374,250
      Tax-Exempt Money Market Fund.......     500,607                           403,068

* Net of waivers of $417,000. Effective August 2005, this fee arrangement was not renewed.

       RULE 12b-1 FEES (DISTRIBUTION FEES PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940):

                                            N SHARES      SERVICE SHARES
                                            (0.10%)          (0.15%)
                                           ----------     --------------
       Government Money Market Fund......  $  240,491       $1,680,761
       Money Market Fund.................   1,052,549        2,624,550
       Tax-Exempt Money Market Fund......     200,243          241,841

                              Harris Insight Funds
                    Notes to Financial Statements (Continued)
                                December 31, 2005

      The Service shares class of each of the Money Market Funds paid Program Administration fees (the "Program Fees") to Harrisdirect, an affiliate of the Administrator, to provide certain services to holders of those shares at a rate of up to 0.35%, on an annualized basis, of the average daily net assets attributable to Service shares. For the year ended December 31, 2005, fees paid under the Program were $2,573,215, $4,013,953, and $355,970 (net of voluntary waivers of $0, $0 and $26,157) for the Service shares of the Government Money
Market Fund, Money Market Fund, and the Tax-Exempt Money Market Fund, respectively. On August 29, 2005, the Board of Trustees of the Trust terminated the Program Administration Services Agreement, pursuant to which the Program Fees had been paid, because services as contemplated under the agreement were not provided. Holders of Service Shares were directly reimbursed in the aggregate approximately $25 million, representing substantially all of the Program Administration fees previously paid, plus amounts for the time value of money. Professional fees incurred by the Funds in connection with the reimbursement were borne by the Harris Financial Corp. -- parent company to the Administrator.

5.    CAPITAL SHARES

      Since the Money Market Funds have sold and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                     MONEY MARKET FUNDS
                                        ----------------------------------------------------------------------------
                                            GOVERNMENT MONEY MARKET FUND                 MONEY MARKET FUND
                                        ------------------------------------    ------------------------------------
                                              YEAR                YEAR                YEAR                YEAR
                                             ENDED               ENDED               ENDED               ENDED
                                            12/31/05            12/31/04            12/31/05            12/31/04
                                        ----------------    ----------------    ----------------    ----------------
AMOUNT

INSTITUTIONAL SHARES:
Sold .................................  $    519,707,781    $  1,249,469,797    $ 18,616,605,199    $ 23,148,778,855
Issued as reinvestment of dividends...         1,472,488           1,596,587          19,570,992           8,863,642
Redeemed .............................      (638,530,281)     (1,168,425,102)    (17,574,803,280)    (24,283,657,987)
                                        ----------------    ----------------    ----------------    ----------------
Net increase/(decrease) ..............  $   (117,350,012)   $     82,641,282    $  1,061,372,911    $ (1,126,015,490)
                                        ================    ================    ================    ================
N SHARES:
Sold .................................  $  1,839,102,575    $  1,899,113,732    $  4,010,349,708    $  4,091,039,028
Issued as reinvestment of dividends...         5,424,092           2,181,199          26,181,487           9,521,995
Redeemed .............................    (1,816,763,696)     (2,040,853,495)     (4,295,648,993)     (4,221,832,018)
                                        ----------------    ----------------    ----------------    ----------------
Net increase/(decrease) ..............  $     27,762,971    $   (139,558,564)   $   (259,117,798)   $   (121,270,995)
                                        ================    ================    ================    ================
B SHARES:
Sold .................................                                                              $             --
Issued as reinvestment of dividends                                                                               89
Redeemed .............................                                                                       (45,031)
                                                                                                    ----------------
Net increase/(decrease) ..............                                                              $        (44,942)
                                                                                                    ================
EXCHANGE SHARES:
Sold .................................                                          $  5,461,852,023    $  3,988,198,477
Issued as reinvestment of dividends...                                                21,626,298           9,175,219
Redeemed .............................                                            (5,102,976,771)     (3,446,777,815)
                                                                                ----------------    ----------------
Net increase/(decrease) ..............                                          $    380,501,550    $    550,595,881
                                                                                ================    ================
SERVICE SHARES:
Sold .................................  $    433,385,078    $    454,492,890    $    692,027,017    $    767,816,588
Issued as reinvestment of dividends...        24,376,444           5,125,074          39,566,785           9,488,273
Redeemed .............................      (477,620,545)       (464,011,125)       (696,354,648)     (1,178,914,242)
                                        ================    ================    ================    ================
Net increase/(decrease) ..............  $    (19,859,023)   $     (4,393,161)   $     35,239,154    $   (401,609,381)
                                        ================    ================    ================    ================

                                        ------------------------------------
                                            TAX-EXEMPT MONEY MARKET FUND
                                        ------------------------------------
                                              YEAR                YEAR
                                             ENDED               ENDED
                                            12/31/05            12/31/04
                                        ----------------    ----------------
AMOUNT

INSTITUTIONAL SHARES:
Sold .................................  $  3,846,407,116    $  4,002,739,502
Issued as reinvestment of dividends...           775,326             248,172
Redeemed .............................    (3,571,325,230)     (4,090,844,739)
                                        ----------------    ----------------
Net increase/(decrease) ..............  $    275,857,512    $    (87,857,065)
                                        ================    ================
N SHARES:
Sold .................................  $    480,781,739    $    506,959,556
Issued as reinvestment of dividends...         2,773,867             990,321
Redeemed .............................      (416,879,974)       (554,615,970)
                                        ----------------    ----------------
Net increase/(decrease) ..............  $     66,675,632    $    (46,666,093)
                                        ================    ================
B SHARES:
Sold .................................
Issued as reinvestment of dividends...
Redeemed .............................

Net increase/(decrease) ..............

EXCHANGE SHARES:
Sold .................................
Issued as reinvestment of dividends...
Redeemed .............................

Net increase/(decrease) ..............

SERVICE SHARES:
Sold .................................  $    197,799,636    $    240,681,405
Issued as reinvestment of dividends...         2,297,772             544,465
Redeemed .............................      (228,043,658)       (245,382,684)
                                        ================    ================
Net increase/(decrease) ..............  $    (27,946,250)   $     (4,156,814)
                                        ================    ================

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

6.    INVESTMENT TRANSACTIONS

      The cost of investments at December 31, 2005, and the net realized gains and losses on securities sold for the period then ended for each of the Money Market Funds for federal income tax purposes were not materially different from the amounts reported for financial reporting purposes.

7.    COMPOSITION OF NET ASSETS

      At December 31, 2005, net assets of each Fund consisted of:

                                           GOVERNMENT                           TAX-EXEMPT
                                          MONEY MARKET      MONEY MARKET       MONEY MARKET
                                              FUND              FUND               FUND
                                         ---------------   ---------------    ---------------
Beneficial Interest at Par Value .....   $     1,588,868   $     7,848,256    $     1,441,130
Paid-in Capital ......................     1,587,279,365     7,840,408,755      1,439,688,794
Undistributed Net Investment Income...                 1               (11)                (1)
Accumulated Net Realized Gain/(Loss)..                --          (619,047)          (202,474)
                                         ---------------   ---------------    ---------------
 Net Assets ..........................   $ 1,588,868,234   $ 7,847,637,953    $ 1,440,927,449
                                         ===============   ===============    ===============

8.    FEDERAL TAX INFORMATION

      Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

      The Money Market Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2005, attributable to short-term capital gain distributions and payment from affiliate reported as ordinary income was reclassified to the following accounts:

                                    INCREASE/        INCREASE/
                                   (DECREASE)       (DECREASE)
                                   ACCUMULATED     UNDISTRIBUTED
                                  NET REALIZED    NET INVESTMENT
                                   GAIN/(LOSS)        INCOME
                                 --------------   ---------------
Government Money Market Fund...    $  (6,607)       $  6,607
Money Market Fund .............      (31,817)         31,817
Tax-Exempt Money Market Fund...      (48,496)         48,496


      This reclassification had no effect on net assets or net asset value per share.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      The tax character of distributions paid during the last two fiscal years were as follows:

                                                              SHORT-TERM
                                 ORDINARY      TAX-EXEMPT      CAPITAL         TOTAL
                                  INCOME         INCOME          GAIN      DISTRIBUTIONS
                               ------------   ------------   ------------   ------------
Government Money Market Fund
   12/31/05 ................   $ 39,574,447   $         --   $         --   $ 39,574,447
   12/31/04 ................     12,957,920             --             --     12,957,920
Money Market Fund
   12/31/05 ................    189,089,590             --             --    189,089,590
   12/31/04 ................     75,400,002             --             --     75,400,002
Tax-Exempt Money Market Fund
   12/31/05 ................             --     28,038,693             --     28,038,693
   12/31/04 ................         25,746     10,983,394             --     11,009,140

      As of December 31, 2005, the components of distributable earnings/(accumulated losses) were as follows:

                               UNDISTRIBUTED      CAPITAL
                                 ORDINARY          LOSS
                                  INCOME       CARRYFORWARDS
                               -------------   -------------
Government Money Market Fund..   $        1     $       --
Money Market Fund ............           --       (619,047)
Tax-Exempt Money Market Fund..           --       (202,474)

      For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

      At December 31, 2005, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                              EXPIRING DECEMBER 31
                      -----------------------------------------------------------------------------------------------------
                         2007         2008         2009         2010          2011        2012         2013         TOTAL
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Money Market Fund...  $       --   $       --   $       --   $       --   $  559,261   $       --   $   59,786   $  619,047
Tax-Exempt Money....
   Market Fund .....       1,265          531           --           --      185,934       13,011        1,733      202,474

9.    CONCENTRATION OF RISKS

      The Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. The Money Market Funds invest in debt instruments; the issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

10.   SUBSEQUENT EVENT

      On January 17, 2006, E*Trade redeemed approximately $1.0 billion, $1.7 billion and $148 million from the Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and the Harris Insight Tax-Exempt Money Market Fund, respectively. These redemptions represented the final event relating to a sale by the Bank of Montreal of Harrisdirect LLC, an on-line brokerage unit, to E*Trade.

      Subsequent to year-end, at the direction of the Board of Trustees, the Funds were repaid approximately $3,000,000 by Harris representing amounts that were previously paid by the Funds in excess of amounts intended under Plans approved by the Board of Trustees. The amount reimbursed had no effect on net asset value of any shares.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
    HARRIS INSIGHT FUNDS TRUST:

      We have audited the accompanying statements of net assets of Harris Insight Funds Trust, comprising the Government Money Market, Money Market and Tax-Exempt Money Market (collectively, the "Trust") as of December 31, 2005, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Harris Insight Funds Trust as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ KPMG LLP

Philadelphia, Pennsylvania
February 22, 2006

                                 FUND MANAGEMENT

      Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling 800-982-8782.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN              OTHER
                                     TERM OF OFFICE(1)                               FUND COMPLEX           TRUSTEESHIPS/
NAME, (AGE AT 12/31/05),             AND LENGTH OF         PRINCIPAL OCCUPATION(S)    OVERSEEN BY           DIRECTORSHIPS
ADDRESS AND POSITION(S) WITH TRUST   TIME SERVED             DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (66)                      Since 1995       Former Co-Chairman, Jones         19        Director, Florida Office
Trustee and Chairman of the Board of                     Lang LaSalle, formerly                      Property Company, Inc. (real
   Trustees                                              named LaSalle Partners Ltd.                 estate investment fund);
   200 East Randolph Drive                               (real estate investment                     Trustee, Henderson Global
   Floor 43                                              manager and consulting                      Funds (4 portfolios); and
   Chicago, Illinois 60601                               firm).                                      President, KCI Inc. (Private
                                                                                                     S-Corporation investing in
                                                                                                     nonpublic investments).
------------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (67)              Since 1995       President and Chief               19        Chairman, Divergence L.L.C.
   Trustee                                               Executive Officer, The                      (biotechnology firm);
   1400 South Lake Shore Drive                           Field Museum of Natural                     Director, W.W. Grainger, Inc.
   Chicago, Illinois 60605                               History; formerly Senior                    (industrial distributor) and
                                                         Vice President and                          A.M. Castle, Inc. (metals
                                                         Director, Booz-Allen &                      distributor); and Trustee,
                                                         Hamilton, Inc. (consulting                  Janus Adviser Series, Janus
                                                         firm).                                      Aspen Series and Janus
                                                                                                     Investment Fund (52
                                                                                                     portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (60)                        Since 1998       Senior Executive, Chicago         19        Vice Chair, University of
   Trustee                                               Metropolis 2020 (civic                      Chicago Board of Trustees;
   30 West Monroe Street                                 organization); formerly                     Chair, University of Chicago
   18th Floor                                            President, Governors State                  Hospitals; and Director, Ariel
   Chicago, Illinois 60603                               University.                                 Capital Management, Inc.
                                                                                                     (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

(1) A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN              OTHER
                                     TERM OF OFFICE(1)                               FUND COMPLEX           TRUSTEESHIPS/
NAME, (AGE AT 12/31/05),             AND LENGTH OF         PRINCIPAL OCCUPATION(S)    OVERSEEN BY           DIRECTORSHIPS
ADDRESS AND POSITION(S) WITH TRUST   TIME SERVED             DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
John L. Shields (52)                    Since            Managing Director, Navigant       N/A       N/A
President                               November         Consulting, Inc. (management
  111 W. Monroe Street                  2005             consulting firm), since 2004;
  Chicago, IL60603                                       Independent Trustee, Domini
                                                         Social Investments Funds, since
                                                         2004; Advisory Board Member,
                                                         Vestmark, Inc. (software
                                                         company), since 2003; Managing
                                                         Principal, Shields Smith &
                                                         Webber LLC (management
                                                         consulting firm), from 2002 to
                                                         2004; President and CEO,
                                                         Citizens Advisers, Inc.
                                                         (investment adviser) and
                                                         Citizens Securities, Inc.
                                                         (broker/dealer), from 1998 to
                                                         2002; President and Trustee,
                                                         Citizens Funds, from 1998 to
                                                         2002.
------------------------------------------------------------------------------------------------------------------------------------
Eileen T. Flaherty (47)                 Since August     Executive Officer, The Global     N/A       N/A
Senior Vice President and Chief         2004             Capital Group Ltd. (law firm),
Compliance Officer                                       since 2002; Executive Officer,
  111 W. Monroe Street                                   Fimat USA Inc.
  Chicago, IL 60603                                      (broker-dealer/futures commis-
                                                         sion merchant), from 2002 to
                                                         2004; Executive Officer, Aubrey
                                                         G. Lanston & Co. Inc.
                                                         (broker-dealer/futures
                                                         commission merchant), from 1997
                                                         to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Steven B. Richard (45)                  Since January    Chief Operating Officer,          N/A       N/A
Treasurer, Principal Financial and      2006             Spectrum Global Fund
Accounting Officer and Vice President                    Administration, from 2003 to
  111 W. Monroe Street                                   2005; Director, Mutual Fund
  Chicago, IL 60603                                      Administration, Investors Bank
                                                         & Trust Company, from 1995 to
                                                         2002.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Snyder (49)                  Since January    Consultant, Navigant              N/A       N/A
Vice President                          2006             Consulting, Inc. (consulting
  111 W. Monroe Street                                   firm), since 2005; Senior
  Chicago, IL 60603                                      Director, Investors Bank &
                                                         Trust Company (financial
                                                         services company), 2002 to
                                                         2004; Vice President, Charles
                                                         Schwab & Co. Inc. (securities
                                                         brokerage firm), 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (33)                   Since 2001       Vice President and Director,      N/A       N/A
Secretary                                                PFPC Inc. (mutual fund
103 Bellevue Parkway                                     administrator); Registered
  Wilmington, DE                                         Representative, PFPC
  19809                                                  Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (64)                     Since 2004       Vice President and Director of    N/A       N/A
Assistant Treasurer and Assistant                        Accounting, PFPC Inc.
Secretary
103 Bellevue Parkway
  Wilmington, DE
  19809
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer serves until the election of his or her successor or until he or she dies, resigns, or is removed.

                              HARRIS INSIGHT FUNDS
                TRUSTEES' APPROVAL OF CONTINUATION OF AGREEMENTS

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS

      The following discussion describes the Board of Trustees' approval of the continuation of the investment advisory agreement and, if applicable, sub-advisory agreement, for each of the nineteen Funds of the Harris Insight Funds Trust, including the Money Market Funds.

      The Trustees of Harris Insight Funds Trust oversee the management of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each of the Funds and the sub-advisory agreements for High Yield Bond Fund, International Fund and Emerging Markets Fund (collectively, the "Advisory Agreements"). Each of the Trustees is independent and has never been affiliated with any of the Funds' service providers.

      In connection with their most recent consideration of the Advisory Agreements, the Trustees received and reviewed a substantial amount of information provided by Harris, N.A. (the "Administrator"), Harris Investment Management, Inc. (the "Adviser"), HIM Monegy, Inc. ("Monegy"), the subadviser to High Yield Bond Fund, and Hansberger Global Investors, Inc. ("Hansberger"), the subadviser to International Fund and Emerging Markets Fund, in response to requests of the Trustees and their legal counsel. The Trustees took into account information provided during the course of the year, as well as information prepared specifically for the annual review process. In the course of their consideration of the Advisory Agreements, the Trustees were advised by their legal counsel, and, in addition to meeting with management of the Adviser and the Administrator to consider the Advisory Agreements, they also met separately in executive session with their counsel.

      On August 2, 2005, based on their evaluation of the information provided by the Administrator, the Adviser, Monegy and Hansberger and other information, the Trustees reviewed the overall arrangements between the respective Fund and the Adviser and Monegy or Hansberger, as applicable, to assess whether they were fair and reasonable in light of the nature and quality of the services provided by the Adviser and its affiliates, Monegy and Hansberger, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of each Advisory Agreement until November 30, 2005. On November 16, 2005, the Trustees met again, and after reviewing additional information, they unanimously approved the continuation of each Advisory Agreement until May 15, 2006.

      At each of those meetings, the Trustees reviewed the Adviser's compliance program and actions taken or to be taken to enhance that program, and each continuation of the Advisory Agreements was approved, with the understanding that the Adviser would take certain steps to enhance its compliance program and that the Administrator would take further steps to enhance its infrastructure, as requested by the Trustees Although all of the Advisory Agreements were considered at the same Board meeting, the Trustees considered each Advisory Agreement separately.

      In considering the continuation of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Trustees reviewed the nature, extent and quality of the services of the Adviser, Monegy and Hansberger, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management of the Adviser and Administrator on at least a quarterly basis and with management of Monegy and Hansberger periodically. In addition, the Trustees reviewed the resources and key personnel of the Adviser, Monegy and Hansberger, especially those who provide investment management services to

                              HARRIS INSIGHT FUNDS
          TRUSTEES' APPROVAL OF CONTINUATION OF AGREEMENTS (CONTINUED)

each Fund. They also reviewed whether each of the Adviser, Monegy and Hansberger had sufficient personnel, with the appropriate education and experience, to serve the investment management of the Funds effectively. The Trustees also considered other services provided to the Funds by the Adviser, Monegy and Hansberger, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees also reviewed the compliance programs of the Adviser, Monegy and Hansberger, respectively. They requested that the Adviser take further steps to enhance its compliance program, which the Adviser agreed to do. Taking into account the undertakings of the Adviser, the Trustees concluded that the nature, extent and quality of services provided and to be provided to each Fund by the Adviser, to High Yield Bond Fund by Monegy and to International Fund and Emerging Markets Fund by Hansberger were appropriate and consistent with the terms of the respective Advisory Agreements and that each Fund was likely to benefit from the continued provision of those services.

PERFORMANCE OF THE FUNDS

      The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing the Fund's performance to the performance of comparable funds and peer groups identified by Lipper Inc. and to the performance of the Fund's benchmark. They concluded that the performance of most Funds was good to very good. For those Funds whose shorter term performance was relatively weaker, the Trustees noted that the longer term performance was at or above the median performance of the Fund's peer group identified by Lipper. For those Funds that had relatively weaker performance over the longer term, the Trustees noted that the shorter term performance showed improvement. However, they noted the relatively weak performance records of International Fund, Emerging Markets Fund and Index Fund and concluded that they would ask the Adviser to waive a portion of its advisory fees for those Funds, to the extent of 0.25%, 0.25% and 0.10% of the Fund's average annual net assets, respectively, which the Adviser agreed to do. They also noted the relatively weaker performance of High Yield Bond Fund during the brief period since it commenced operations.

COSTS OF SERVICES PROVIDED

      The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper.

      They noted that the contractual and actual rates of management (investment advisory and administrative) fees for most Funds, taking into account expense waivers and reimbursements, were at or below the median management fee rates of the respective peer groups of funds selected by Lipper. The Trustees noted that for those Funds, which had contractual rates of management fees higher than the median of the respective peer group identified by Lipper, the Adviser and/or Administrator were waiving fees or reimbursing expenses. However, the Trustees noted that the Index Fund, International Fund and the Emerging Markets Fund had management fees higher than the median of their respective peer groups of funds selected by Lipper. As discussed above, the Trustees negotiated waivers by the Adviser of a portion of its advisory fees for Index Fund, International Fund and Emerging Markets Fund. The Trustees also noted that the total expense ratios of most of the Funds were at or below the median expense ratios of the respective Lipper peer groups, and all but two of the remaining Funds had long term performance exceeding the median performance of the respective Lipper peer groups.

      The Trustees considered the methodology used by the Adviser, Monegy and Hansberger in determining compensation payable to the portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

      The Trustees considered information about the nature of the services and fee rates charged by the Adviser, Monegy and Hansberger to other clients and the reasons for differences in rates.

                              HARRIS INSIGHT FUNDS
          TRUSTEES' APPROVAL OF CONTINUATION OF AGREEMENTS (CONTINUED)

      For each Fund, the Trustees considered information on revenues received, expenses incurred and profits realized by the Adviser and its affiliates as a result of their relationship with the Funds, as well as fees waived by the Adviser and its affiliates. Based on that information and after considering the other factors and additional actions that the Adviser and the Administrator agreed to take, the Trustees concluded that the profits, if any, realized with respect to each Fund were not excessive.

      Finally, the Trustees considered the financial condition of the Adviser, Monegy and Hansberger, which they found to be sound.

      The Trustees concluded that the management fees and other compensation payable by the Funds to the Adviser and its affiliates, as well as the fees paid by the Adviser to Monegy and Hansberger, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees charged by the Adviser to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund, the expense limitations agreed to by the Adviser and voluntary waivers of fees and reimbursement of expenses by the Adviser and Administrator.

ECONOMIES OF SCALE

      The Trustees received and considered information about the potential for the Funds to share in economies of scale as the assets of the Funds increase. They noted that each Money Market Fund pays an advisory fee based on average net assets, with reductions in the rate of fee at increased asset levels, and that the effective fee rate paid by the Fund was well below the median fee rate of the Fund's Lipper peer group. They also noted that, although each non-Money Market Fund pays an advisory fee at a fixed rate as a percentage of net assets, without breakpoints, many of those Funds benefit from fee waivers or expense reimbursements, and the effective fees rates paid by most of those Funds were below the medians for the respective Lipper peer groups. The Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees, taking into account fee waivers and expense reimbursements, do reflect a sharing of economies of scale between the Adviser and the Funds.

OTHER BENEFITS TO THE ADVISER

      The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that an affiliate of the Adviser serves the Funds as administrator and transfer agent, and that the Administrator receives shareholder servicing and Rule 12b-1 fees with respect to services that it provides to its customers who hold Fund shares. The Trustees also considered the Adviser's receipt of research products and services purchased with commissions paid by the Equity Funds on their portfolio brokerage transactions. They concluded that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds, and that, although, the Adviser derives a benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds, the Funds benefit from the Adviser's receipt of those products and services and of research products and services acquired through commissions paid by other clients of the Adviser. The Trustees also concluded that, in addition to the services provided by the Adviser and its affiliates pursuant to the agreements and the fees paid by the Funds therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They further recognized that success of the Funds could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

      After full consideration of the above factors as well as other factors, the Trustees concluded that the continuation of the investment advisory agreement for each Fund, and the subadvisory agreements for International Fund, Emerging Markets Fund and the High Yield Bond Fund, was in the best interest of the Fund and its shareholders.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                            HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                 760 MOORE ROAD
                           KING OF PRUSSIA, PA 19406
                            TELEPHONE: 800-982-8782

INVESTMENT ADVISER

Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Harris N.A.
111 West Monroe Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN

PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499

LEGAL COUNSEL

Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602

    THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS
     OF THE HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE
HARRIS INSIGHT FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
                                  SEND MONEY.

   THE FUNDS PROVIDE (A) A DESCRIPTION OF THE POLICIES AND PROCEDURES USED TO
     DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES AND (B) INFORMATION (FILED ON FORM N-PX) ABOUT HOW EACH FUND VOTED PROXIES RELATING TO ITS EQUITY PORTFOLIO SECURITIES, DURING THE MOST RECENT 12-MONTH PERIOD ENDED
  JUNE 30. INFORMATION FILED ON THE FUNDS' MOST CURRENT FORM N-PX IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, (I) BY CALLING 1-800-982-8782; (II) ON THE FUNDS'
  WEBSITE AT HTTP://WWW.HARRISINSIGHT.COM; OR (III) ON THE WEBSITE OF THE U.S.
        SECURITIES AND EXCHANGE COMMISSION ("SEC") AT HTTP//WWW.SEC.GOV.

   EACH FUND FILES A SCHEDULE OF INVESTMENTS FOR THE FIRST AND THIRD QUARTERS
OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORMS N-Q ARE AVAILABLE ON THE SEC'S
 WEBSITE AT HTTP//WWW.SEC.GOV. THE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT
  THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C., AND INFORMATION ON THE
                 OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE
                       OBTAINED BY CALLING 1-800-SEC-0330.

                               INVESTMENT ADVISER:

                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:

                             PFPC Distributors, Inc.



                                                                HIF  1002  12/05


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees had determined that C. Gary Gerst, John W. McCarter, Jr. and Paula Wolff are qualified to serve as audit committee financial experts serving on its audit committee and that they are "independent," as defined by this Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $324,000 in 2004 and $386,500 in 2005.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2004 and $0 in 2005.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 in 2004 and $15,000 in 2005. Fees billed are for Professional Tax Services.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2004 and $0 in 2005.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            Pre-approval Policies
            ---------------------

            The Audit Committee shall:

            Except as provided below, pre-approve any engagement of the independent auditors to provide any non-audit services to the Portfolios (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid to the independent auditors, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).

                  Pre-approval of non-audit services to the Portfolios is not required, if:

                  (i) the services were not recognized by management at the time of the engagement as non-audit services;

                  (ii) the aggregate fees for all non-audit services provided to the Portfolios are less than 5% of the total fees paid by the Portfolios to its independent auditors during the fiscal year in which the non-audit services are provided; and

                  (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for in this section) prior to the completion of the audit.

                  The  independent   auditors  shall  not  perform  any  of  the
                  following non-audit services for the Portfolios ("prohibited non-audit services"):

                  (i)     Bookkeeping  or   other   services  related   to   the
                          accounting records or financial statements of the Portfolios;

                  (ii) Financial information systems design and implementation;

                  (iii) Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

                  (iv)    Actuarial services;

                  (v)     Internal audit outsourcing services;

                  (vi)    Management functions or human resources;

                  (vii) Broker or dealer, investment adviser or investment banking services;

                  (viii) Legal services or expert services unrelated to the audit; and

                  (ix) Any other services that the Public Company Accounting Oversight Board determines are impermissible.

                  Except as provided below, pre-approve any engagement of the independent auditors to provide any non-audit services to Harris Investment Management, Inc. or any other investment adviser to the Portfolios (the "Adviser") (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Portfolios if the engagement relates directly to the operations or financial reporting of the Portfolios, including the fees and other compensation to be paid to the independent auditors. Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:

                  (i) the services were not recognized by management at the time of the engagement as non-audit services;

                  (ii) the aggregate fees for all non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section
                          (1)(b) or (1)(c) of the registrant's Audit Committee Charter paid by the Portfolios, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and

                  (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                          (b)   0

                          (c)   100%

                          (d)   0

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2005.

     (h) NON-AUDIT SERVICES. This item is not applicable because the principal accountant did not provide any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation, and except as discussed below, the registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)). Certain affiliated principal service providers were not staffed appropriately and did not effectively execute all policies and procedures related to the regulatory compliance monitoring process such that conditions of noncompliance that could have had a material effect on the financial statements of the Funds for the year ended December 31, 2005 may not have been reflected in those financial statements. KPMG LLP's internal control report, which discussed this matter, is filed as an Exhibit to the Trust's report on Form N-SAR for the period ended December 31, 2005.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting except that the registrant's Board of Trustees has appointed new officers of the Trust. The executive officers, jointly with the Funds' Chief Compliance Officer, are implementing policies and procedures and monitoring the actions of the Funds' principal service providers to improve the regulatory compliance monitoring process and the overall control environment of the Funds. Their review of the adequacy of such actions is ongoing.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Harris Insight Funds Trust
            -------------------------------------------------------------

By (Signature and Title)*  /s/ John Shields
                         ------------------------------------------------
                           John Shields, President
                           (principal executive officer)

Date                       March 9, 2006
    ---------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ John Shields
                         ------------------------------------------------
                           John Shields, President
                           (principal executive officer)

Date                       March 9, 2006
    ---------------------------------------------------------------------


By (Signature and Title)*  /s/ Steven Richard
                         ------------------------------------------------
                           Steven Richard, Principal Financial & Accounting Officer
                           (principal financial officer)

Date                       March 9, 2006
    ---------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.